Exhibit 10.8

***Confidential Treatment Requested

LEASE AGREEMENT

Champion Station

210 West Tasman Drive

San Jose, California

LANDLORD:

CF TASMAN SV LLC

TENANT:

SILVER SPRING NETWORKS, INC.

***Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

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LEASE AGREEMENT

BASIC LEASE INFORMATION

This Basic Lease Information is incorporated into and made a part of this Lease.  Each reference in this Lease to the Basic Lease Information shall mean the applicable information set forth in the Basic Lease Information, except that in the event of any conflict between an item in the Basic Lease Information and any other provision of this Lease, this Lease shall control.

Lease Date:	October 23, 2015

Landlord:	CF Tasman SV LLC, a Delaware limited liability company

Tenant:	Silver Spring Networks, Inc., a Delaware corporation

Tenant’s Address for Notices (after Phase I Premises Commencement Date):	210 West Tasman Drive San Jose, California 95134 Attn: Terry Pashoian

with copy to:

210 West Tasman Drive San Jose, California 95134 Attn: General Counsel;

Tenant’s Address for Notices (before Phase I Premises Commencement Date):	555 Broadway Street Redwood City, California 94063 Attn: Terry Pashoian

with copy to:

555 Broadway Street Redwood City, California 94063 Attn: General Counsel

Tenant’s Representative:	Terry Pashoian

Phone Number:	***

Landlord’s Address for Notices:	CF Tasman SV LLC c/o TMG Partners 100 Bush Street, 26th Floor San Francisco, California 94104 Attn: Lynn Tolin

Landlord’s Address for Payments:	Same as address for notices above

Landlord’s Representative:	Lynn Tolin

Phone Number:	(415) 772-5900

Project:

The office campus project located in the City of San Jose, County of Santa Clara, State of California comprised of four (4) office/research and development buildings (each a “Project Building”) and Outside Areas (as defined in Section 1.1.26), depicted on the Site Plan attached hereto as Exhibit A, having addresses of 190, 210, 230 and 250 West Tasman Drive and commonly known as Champion Station.

Building:	The Project Building within which the Premises are located, having an address of 210 West Tasman Drive.

Premises:

Approximately 95,939 rentable square feet comprising the entire rentable square footage of the Building, which shall be delivered to Tenant in two phases: (a) first, the ground floor of the Building (the “Phase I Premises”) and (b) subsequently, the second floor of the Premises (the “Phase II Premises”). Until the Phase II Premises Delivery Date, all references to the “Premises” shall refer only to the Phase I Premises.

Phase I Premises Delivery Date:

The date that Landlord delivers possession of the Phase I Premises to Tenant with Landlord’s Work therein Substantially Complete (as such terms are defined in the Work Letter), which date is anticipated to be January 1, 2016 (the “Anticipated Phase I Delivery Date”).

Phase II Premises Delivery Date

The date that Landlord delivers possession of the Phase II Premises to Tenant with Landlord’s Work therein Substantially Complete, which date is anticipated to be January 1, 2017 (the “Anticipated Phase II Premises Delivery Date”); provided that in no event shall the Phase II Premises Delivery occur before January 1, 2017.

Lease Commencement Date:	The date that is the earlier of (a) April 1, 2016, subject to Section 2.3 and (b) the date on which Tenant first commences to conduct business in any portion of the Premises.

Base Rent Commencement Date:	The date that is one hundred eighty-three (183) days after the Lease Commencement Date.

Term:	The period commencing on the Lease Commencement Date and ending on the Expiration Date (or any earlier date on which this Lease is terminated as provided herein).

Expiration Date:	The last date of the one hundred twenty-sixth (126th) full calendar month after the Lease Commencement Date.

Base Monthly Rent:

Period of Time	Base Monthly Rent
Base Rent Commencement Date to the last day of the 12th full calendar month of the Term	$102,386.80
13th through 24th full calendar months of the Term	$105,948.08
25th full calendar month of the Term	$109,509.36
26th through 36th full calendar months of the Term	$236,009.94
37th through 48th full calendar months of the Term	$244,644.45
49th through 60th full calendar months of the Term	$253,278.96
61st through 72nd full calendar months of the Term	$261,913.47
73rd through 84th full calendar months of the Term	$271,507.37
85th through 96th full calendar months of the Term	$281,101.27
97th through 108th full calendar month of the Term	$290,695.17
109th through 120th full calendar months of the Term	$301,248.46
121st full calendar month through the Expiration Date	$311,801.75
Extension Term	As determined in accordance with Section 2.4

Tenant’s Proportionate Share of the Building:	50% until the Phase II Premises Delivery Date and thereafter100%

Tenant’s Proportionate Share of the Project:	12.525% until the Phase II Premises Delivery Date and thereafter 25.05%

Prepaid Rent:	Two Hundred Sixty One Thousand Eight Hundred Seventeen and 53/100 Dollars ($261,817.53)

Security Deposit:	Eight Hundred Eighty Two Thousand Six Hundred Thirty Eight and 80/100 Dollars ($882,638.80), in the form of a Letter of Credit.

Permitted Use:

General office use, research and development use, engineering use, electronics lab and any other related use (including a Cafeteria and Fitness Facility) to the extent permitted in the applicable zoning ordinance of the City of San Jose and the REA, and for no other uses or purposes.

Parking:

3.25 parking spaces per 1,000 rentable square feet of the Premises, of which 31 parking spaces shall be provided on an exclusive basis subject to the provisions of Section 4.5 and up to 12 of which exclusive spaces may be used for electric charging stations in accordance with Section 4.5.

Brokers:

Landlord’s Broker:	Colliers International Jones Lang LaSalle

Tenant’s Broker:	Jones Lang LaSalle

Exhibits:

Exhibit A:	Site Plan
Exhibit B:	Floor Plan of the Premises
Exhibit C:	Confirmation
Exhibit D:	Work Letter
Exhibit E:	Rules and Regulations
Exhibit F:	REA
Exhibit G:	Form of Letter of Credit
Exhibit H:	Tenant’s Initial Signage
Exhibit I:	Initial List of Approved Building System Maintenance Contractors
Exhibit J:	Rooftop Rules and Regulations
Exhibit K:	List of Tenant’s Competitors
Schedule 1:	Purchase Amount for Rent Abatement

LEASE AGREEMENT

THIS LEASE is made and entered into by and between Landlord and Tenant as of the Lease Date.  Landlord and Tenant hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions.  Any term that is given a special meaning by any provision in this Lease shall, unless otherwise specifically stated, have such meaning whenever used in this Lease or in any Addenda or amendment hereto.  In addition to the terms defined elsewhere in this Lease, the following terms shall have the following meanings:

1.1.1 Alterations.  The term “Alterations” means alterations, modifications, additions or other improvements to the Premises made by or on behalf of Tenant other than (a) the initial leasehold improvements, if any, made by or on behalf of Tenant pursuant to the Work Letter or (b) Tenant’s inventory, personal property, equipment, movable furniture, wall decorations and trade fixtures.

1.1.2 Anti-Terrorism Laws.  The term “Anti-Terrorism Laws” means all Requirements relating to terrorism, anti-terrorism, money-laundering or anti-money laundering activities, including without limitation the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, Executive Order No. 13224, and Title 3 of the USA Patriot Act, and any regulations promulgated under any of them.

1.1.3 Applicable Laws.  The term “Applicable Laws” means all applicable laws, statutes, ordinances, orders, judgments, decrees, regulations, permit conditions, and requirements of all courts and all federal, state, county, municipal or other governmental or quasi-governmental authorities, departments, commissions, agencies and boards now or hereafter in effect, including, but not limited to, the Americans With Disabilities Act (42 U.S.C. § 12101 et seq.) and Title 24 of the California Code of Regulations and all regulations and guidelines promulgated thereunder.

1.1.4 Bankruptcy Code.  The term “Bankruptcy Code”  means the United States Bankruptcy Code or any state bankruptcy code.

1.1.5 Building Systems.  The term “Building Systems” means all systems serving the Building in general, including, but not limited to, the fire/life safety, electrical, plumbing, HVAC, including all components thereof and related equipment, but excluding any equipment that is separately installed by or on behalf of Tenant and any distribution systems or equipment existing within the Premises.

1.1.6 Business Day.  The term “Business Day” means Monday through Friday of each week, exclusive of New Year’s Day, Presidents Day, Memorial Day, the day that is observed as the national holiday for Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day, and Christmas Day, and additional holidays designated by Landlord, of which Landlord provides written notice to Tenant, and that are commonly recognized by other Comparable Buildings.

1.1.7 Casualty. The term “Casualty” means fire, earthquake, or any other event of a sudden, unexpected, or unusual nature.

1.1.8 Claims.  The term “Claims” means any and all obligations, losses, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, suits, orders or judgments), causes of action, liabilities, penalties, damages, costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses).

1.1.9 Control.  The term “Control” of an entity means the ownership, directly or indirectly, of more than fifty percent (50%) of the equity interests in such entity or the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ability to exercise voting power, by contract or otherwise

1.1.10 Encumbrance.  The term “Encumbrance”  means any ground lease or underlying lease, or the lien of any mortgage, deed of trust, or any other security instrument now or hereafter affecting or encumbering the Project, or any part thereof or interest therein.

1.1.11 Encumbrancer.  The term “Encumbrancer” means a holder of the beneficial interest under an Encumbrance.

1.1.12 Environmental Laws.  The term “Environmental Laws” means all Requirements relating to the environment, health and safety, or the use, generation, handling, emission, release, discharge, storage or disposal of Hazardous Materials.

1.1.13 Event of Default.  The term “Event of Default” shall have the meaning set forth in Section 12.1.

1.1.14 Excess Rent.  The term “Excess Rent” shall have the meaning set forth in Section 7.5.

1.1.15 Executive Order No. 13224.  The term “Executive Order No. 13224” means Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism,” as may be amended from time to time and to the extent renewed.

1.1.16 Force Majeure.  The term “Force Majeure” shall have the meaning set forth in Section 24.11.

1.1.17 Hazardous Materials.  The term “Hazardous Materials” means petroleum, asbestos, polychlorinated biphenyls, radioactive materials, radon gas, or any chemical, material or substance now or hereafter defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “pollutants,” “contaminants,” “extremely hazardous waste,” “restricted hazardous waste” or “toxic substances,” or words of similar import, under any Environmental Laws.  Notwithstanding the foregoing, reasonable quantities of customary office products, and cleaning and janitorial supplies, including household chemicals, adhesives, lubricants, and cleaning fluids appropriate for the conduct of Tenant’s business at the Premises (collectively,

“Cleaning Supplies”) shall not constitute “Hazardous Substances” so long as they are stored and used in accordance with Applicable Laws.

1.1.18 Impositions.  The term “Impositions” means assessments, charges, excises and levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind at any time levied, assessed, charged or imposed by any Federal, State or local entity, (a) upon, measured by or reasonably attributable to the cost or value of Tenant’s equipment, furniture, fixtures or other personal property located in the Premises, or the cost or value of any Alterations; (b) upon, or measured by, any Rent payable hereunder, including any gross receipts tax; (c) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; or (d) upon this Lease transaction, or any document to which Tenant is a party creating or transferring any interest or estate in the Premises.  Impositions do not include franchise, transfer, inheritance or capital stock taxes, or income taxes measured by the net income of Landlord from all sources, unless any such taxes are levied or assessed against Landlord as a substitute for, in whole or in part, any Imposition.  Impositions do not include any items included in the calculation of Real Property Taxes.

1.1.19 Indemnitees.  The term “Indemnitees” means Landlord  and its affiliates and their respective employees, agents, contractors, licensees, invitees, representatives, officers, directors, shareholders, partners, and members.

1.1.20 Interest Rate.  The term “Interest Rate” means he greater of (a) ten percent (10%) per annum and (b) the Prime Rate plus six percent (6%) per annum; provided, however, that if such rate of interest shall exceed the maximum rate allowed by law, the Interest Rate shall be automatically reduced to the maximum rate of interest permitted by applicable law.

1.1.21 Landlord’s Insurance Costs.  The term “Landlord’s Insurance Costs” means all premiums and costs, including, but not limited to, any deductible amounts, of insurance incurred by Landlord as required hereunder or deemed necessary or advisable in the reasonable judgment of Landlord or required by any Encumbrancer, all in such amounts as Landlord determines to be appropriate.

1.1.22 Major Alterations.  The term “Major Alterations” means Alterations that (a) may affect the structural portions of the Building, (b) may affect or interfere with the Building roof, walls, elevators or Building Systems, (c) may be visible from outside the Premises, (d) result in the imposition on Landlord of any requirement to make any Alterations to any portion of the Project (including handicap access and life safety requirements) in order to comply with Requirements, or (e) materially increases the cost to repair or relet the Premises.

1.1.23 Minor Alterations.  The term “Minor Alterations” means Alterations (a) that are not Major Alterations, (b) that do not require the issuance of a building or other governmental permit, authorization or approval, (c) that do not require work to be performed outside the Premises in order to comply with Requirements, and (d) the cost of which does not exceed One Hundred Thousand Dollars ($100,000) in any one instance.

1.1.24 Net Worth.  The term “Net Worth” means The excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding, however, from the determination of total assets, goodwill and other intangibles.

1.1.25 Operating Expenses.  The term “Operating Expenses” means Real Property Taxes, Landlord’s Insurance Costs, and Property Maintenance Costs.

1.1.26 Outside Areas.  The term “Outside Areas” means all areas within the Project which are located outside the Project Buildings, such as entrances, driveways, pedestrian walkways, parking areas, monument signage, landscaped areas, recreational facilities, open areas and trash disposal areas.

1.1.27 Premises.  The term “Premises” shall have the meaning set forth in the Basic Lease Information.

1.1.28 Prime Rate.  The term “Prime Rate” shall mean the prime rate (or base rate) reported in the Money Rates column or section of The Wall Street Journal as being the base rate on corporate loans at large U.S.  money center commercial banks (whether or not such rate has actually been charged by any such bank) on the first day on which The Wall Street Journal is published in the month in which the subject sums are payable or incurred.

1.1.29 Prohibited Person.  The term “Prohibited Person” shall mean (a) a person or entity that is listed in the Annex to Executive Order No. 13224, or a person or entity owned or controlled by an entity that is listed in the Annex to Executive Order No. 13224; (b) a person or entity with whom Landlord is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; or (c) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S.  Treasury Department Office of Foreign Assets Control at its official website, http.//www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other official publication of such list.

1.1.30 Property Maintenance Costs.  The term “Property Maintenance Costs” means all costs and expenses (except Landlord’s Insurance Costs and Real Property Taxes) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management, maintenance, repair, operation or preservation of  the Project, the Project Buildings or the Outside Areas now and in subsequent years, including without limitation, (a) professional management fees and expenses, (b) the costs incurred by Landlord in the making of any Alterations as set forth in Section 6.4, (c) the costs of complying with governmental regulations governing Hazardous Materials, subject to Section 4.12.7, (d) such other costs as may be paid or incurred with respect to operating, maintaining and preserving the Project, the Project Buildings or the Outside Areas, such as painting, cleaning, repairing, replacing, and resurfacing the exterior of the Project Buildings (including roofs); repairing, replacing, and resurfacing paved areas; repairing structural parts of the Project Buildings; cleaning, maintaining, restoring and/or replacing the interior of the Premises; maintaining, repairing, installing or replacing Building Systems; providing utilities to the Outside Areas; maintaining, repairing, replacing or installing lighting fixtures, directional or other signs and signals, irrigation or drainage systems, trees, and shrubs; maintaining all landscaped areas; (e) the rental or acquisition costs of supplies, tools, materials and equipment used in connection with the operation, maintenance, management and repair of the Project; and (f) payments under the REA or any other agreement relating to the sharing of costs for the Project.  Any Property Maintenance Costs that constitute capital expenditures as determined in accordance with sound real estate accounting and management principles consistent with those generally utilized in Comparable Buildings (collectively, “Included Capital Items”) shall be amortized by Landlord, together with an amount equal to interest at eight percent (8%) per annum, over the estimated useful life of such item, and such amortized costs shall be included in Property Maintenance Costs only for that portion of the useful life of the Included Capital Item which falls within the Term, unless the cost of the Included Capital Item is less than Twenty Five Thousand Dollars ($25,000) in which case it shall be expensed in the year in which it was incurred.

Property Maintenance Costs shall not include:  (i) costs of installing leasehold improvements for prospective tenants or occupants of the Project, (ii) interest and principal payments on mortgages or any other debt costs (except as provided above with regard to Included Capital Items); (iii) rental payments on any ground lease of the Project; (iv) real estate brokers’ leasing commissions; (v) legal fees, space planner fees and advertising expenses incurred with regard to leasing the Project or portions thereof; (vi) any cost or expenditure for which Landlord is reimbursed, by insurance proceeds or otherwise, except by Additional Rent; (vii) amortization or depreciation (except on any Included Capital Items); (viii) Real Property Taxes or any franchise or income taxes imposed upon Landlord (except to the extent Tenant is required to pay such franchise taxes or income taxes in lieu of all or any part of Real Property Taxes as set forth in Section 1.1.32); (ix) Landlord’s Insurance Costs; (x) costs of correcting defects in the design or construction of a Project Building; (xi) costs of repairs or alterations to a Project Building which are required as a result of the failure of the Project Building to comply with Requirements that are applicable to a Project Building as of the Lease Commencement Date; (xii) legal, auditing, consulting and professional fees incurred by Landlord in connection with collecting delinquent rents, preparing tax returns and other financial statements, and audits (other than those incurred in connection with the preparation of statements required pursuant to Section 3.3), as well as in connection with the negotiation or enforcement of leases, financings, refinances, sales, acquisitions, obtaining of permits or approvals, zoning proceedings or actions, environmental permits or actions, disputes with tenants  or further development of the Project; (xiii) the wages of any asset managers, leasing agents, officers, directors, or executives of Landlord that are above the rank of senior property manager or the Project’s chief engineer; (xiv) the wages of employees not located at the Project on a full-time basis unless such costs are appropriately allocated between the Project and the other responsibilities of such employee, (xv) fines, penalties and interest incurred by Landlord for late payment by Landlord or violations of Applicable Laws; (xvi) costs incurred to test, survey, cleanup, contain, abate, remove, or otherwise remedy Hazardous Materials (except that Property Maintenance Costs shall include costs incurred in connection with the prudent operation and maintenance of the Project, such as monitoring air quality, and the costs described in clause (c) above); (xvii) costs of repairs and maintenance covered under any warranties held by Landlord in connection with the Project or the Building Systems; (xviii) depreciation; (xix) costs and expenses of any item or service which Landlord provides selectively to one or more tenants of the Project other than the Tenant or the cost of any work or service furnished to one or more tenants of the Project to a materially greater extent or in a materially more favorable manner than that furnished to Tenant, (xx) overhead costs and profit increment paid to subsidiaries or affiliates of Landlord for services relating to the Premises, the Building and/or the Project to the extent that the costs of such services exceed competitive costs charged by firms that are not related to Landlord; (xxi) contributions to operating expense reserves; (xxii)

contributions to charitable organizations; (xxiii) any expenses incurred by Landlord for shows, promotions, and advertising; (xxiv) any cost of acquiring, installing, moving, insuring or restoring objects of art; and (xxv) property management fees to the extent greater than three percent (3%) of the annual gross revenues of the Building.

1.1.31 REA.  The term “REA” shall mean that certain Reciprocal Easement Agreement dated as of September 16, 2013, recorded September 17, 2013 as Document Number 22388099 in the Official Records of Santa Clara, as amended by that certain First Amendment to Reciprocal Easement Agreement dated as of August 28, 2014, recorded September 15, 2014 as Document Number 22706166 in the Official Records of Santa Clara, a copy of which is attached hereto as Exhibit F.

1.1.32 Real Property Taxes.  The term “Real Property Taxes” means (a) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership or new construction), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power or tax or levy assessments, which are levied or assessed for whatever reason against the Project, a Project Building or the legal parcel of a Project Building or any portion thereof, or Landlord’s interest herein, or the fixtures, equipment and other property of Landlord that is an integral part of the Project and located thereon, or Landlord’s business of owning, leasing or managing the Project or the gross receipts, income or rentals from the Project; (b) all charges, levies or fees imposed by any governmental authority against Landlord by reason of or based upon the use of or number of parking spaces within the Project, the amount of public services or public utilities used or consumed (e.g.  water, gas, electricity, sewage or surface water disposal) at the Project, the number of persons employed by tenants of the Project, the size (whether measured in area, volume, number of tenants or whatever) or the value of the Project, or the type of use or uses conducted within the Project; and (c) all costs and fees (including attorneys’ fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax.  If, at any time during the Term, the taxation or assessment of the Project or any portion thereof prevailing as of the effective date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate, substitute, or additional tax or charge (a) on the value, size, use or occupancy of the Project or Landlord’s interest therein or (b) on or measured by the gross receipts, income or rentals from the Project, or on Landlord’s business of owning, leasing or managing the Project or (c) computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the terms “Real Property Tax” or “Real Property Taxes” for purposes of this Lease.  If any Real Property Tax is partly based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the terms “Real Property Tax” or “Real Property Taxes.” Notwithstanding the foregoing, the terms “Real Property Tax” or “Real Property Taxes” shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state income tax imposed on Landlord’s income from all sources.

1.1.33 Rent.  The term “Rent” means Base Monthly Rent, Additional Rent and all other additional rent, additional charges and amounts payable by Tenant in accordance with this Lease.

1.1.34 Requirements.  The term “Requirements” means all Applicable Laws, including Environmental Laws; the provisions of any insurance policy carried by Landlord or Tenant on any portion of the Project, or any property therein; any directive or certificate of occupancy issued pursuant to any law by any public officer or officers applicable to the Project; the provisions of the REA.

1.1.35 Rules and Regulations.  The term “Rules and Regulations” has the meaning set forth in Section 4.11.

1.1.36 Sustainable Practices.  The term “Sustainable Practices” means any and all sustainable building practices adopted by Landlord in connection with the use and occupancy of the Project and/or as may apply to the Project as a result of all or any part of the Project achieving a specified rating or certification under the U.S.  Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system, or similar rating systems or accreditations, or as required to complete energy consumption data reporting for the Energy Star Portfolio Manager website, or as otherwise required by law, including, without limitation, California Public Resources Code Section 25402.10

1.1.37 Tenant Parties.  The term “Tenant Parties” means Tenant and its respective employees, agents, contractors, licensees, invitees, representatives, officers, directors, shareholders, partners, and members.

1.1.38 USA Patriot Act.  The term “USA Patriot Act” means the “Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 107-56), as may be amended from time to time.

1.1.39 Work Letter.  The term “Work Letter “  means the agreement attached hereto as Exhibit D and incorporated herein by reference, which sets forth the respective responsibilities of Landlord and Tenant regarding the design and construction of initial alterations, additions and improvements to prepare the Premises for occupancy by Tenant.

ARTICLE 2

PREMISES, TERM AND POSSESSION

2.1 Premises.  Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord for the Term, and on and subject to Tenant’s continuing compliance with (a) all the terms and conditions of this Lease, (b) all Requirements governing the use of the Premises and the Project subject to Section 6.4, and (c) as to Tenant only, all Rules and Regulations.  The Premises have the address and contain the square footage specified in the Basic Lease Information; provided that any statement of square footage set forth in this Lease, or that may have been used in calculating any of the economic terms hereof, is an approximation which Landlord and Tenant agree is reasonable and no economic terms based thereon shall be subject to revision whether or not the actual square footage is more or less.  As an appurtenant right to Tenant’s right to use and occupy the Premises, Tenant shall have the right to use the Outside Areas in conjunction with its use of the Premises in compliance with the REA, solely for the purposes for which they were designed and intended and for no other purposes whatsoever.  Tenant’s right to so use the Outside Areas shall be subject to the limitations on such use as set forth in Article 4 and shall terminate concurrently with the expiration or termination of this Lease.  Landlord reserves from the leasehold estate granted hereunder (i) all exterior walls and windows bounding the Premises and (ii) all rooftop space, subject to Tenant’s rights under Section 4.6.2 and Article 21.

2.2 Commencement Date and Term:  The Term of this Lease shall begin on the Lease Commencement Date and shall end on the Expiration Date unless terminated earlier or extended pursuant to the provisions of this Lease.  Landlord shall deliver possession of the Premises to Tenant in phases (each a “Phase”) in the condition specified in Section 2.3 below. Landlord shall use commercially reasonably efforts to deliver the Phase I Premises on the Anticipated Phase I Premises Delivery Date and the Phase II Premises on the Anticipated Phase II Premises Delivery Date (each of the Anticipated Phase I Premises Delivery Date and the Anticipated Phase II Premises Delivery Date being referred to herein as an “Anticipated Delivery Date”). If Landlord, for any reason whatsoever, cannot deliver to Tenant possession of the applicable Phase of the Premises in the condition specified in Section 2.3 below on or before the applicable Anticipated Delivery Date, this Lease shall not be void or voidable for a period of one hundred eighty (180) days thereafter, and Landlord shall not be in default or liable to Tenant for any loss or damage resulting therefrom.  If Landlord has not delivered the applicable Phase of the Premises to Tenant on or before the expiration of the one hundred eighty (180) day period following the applicable Anticipated Delivery Date, then Tenant may terminate this Lease upon not less than ten (10) days’ prior written notice to Landlord, but in any event prior to delivery of the Premises.

2.3 Condition and Acceptance of the Premises.  Landlord shall deliver possession of each Phase of the Premises to Tenant with all of the applicable Delivery of Possession Requirements (as defined below) satisfied.  Except as provided in this Section 2.3 and the Work Letter, Tenant shall accept the Phase I Premises on the Phase I Premises Delivery Date and the Phase II Premises on the Phase II Premises Delivery Date  in their “as-is” condition, and with no obligation of Landlord to make any alterations, additions or improvements to the Premises or to provide any tenant improvement allowance.  Except as provided in this Section 2.3 and Section 5.1.3, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building, or the Project or the suitability of any of the foregoing for the conduct of Tenant’s business.  For purposes of this Lease, the “Delivery of Possession Requirements” shall mean (a) with respect to the Phase I Premises, that Landlord has delivered the Phase I Premises to Tenant (i) broom clean and free of debris, (ii) with the Building Systems, the structural elements and foundation of the Building in good working order and condition, and (iii)  watertight, and that the exterior paths of travel from the Outside Areas to the Premises are constructed in compliance with the Americans With Disabilities Act (42 U.S.C. § 12101 et seq.) and (b) with respect to the Phase II Premises, that Landlord has delivered the Phase II Premises to Tenant (i) broom clean and free of debris, (ii) with the Building Systems in good working order and condition, and (iii) watertight. If, upon the date of Landlord’s delivery of possession of a Phase of the Premises to Tenant, Tenant elects not to accept possession of such Phase of the Premises because Tenant has discovered on or prior to such date that the applicable Delivery of Possession Requirements are not satisfied and provides Landlord, within two (2) Business Days after such date, a written detailed description of the Delivery of Possession Requirements that are not satisfied (“Tenant’s Notice of Failed Delivery Requirements”), then:  (1) such delivery of possession of the applicable Phase of Premises shall not be deemed to have occurred, (2) Landlord shall promptly take such action and/or complete such improvements as are necessary to satisfy the conditions described in Tenant’s Notice of Failed Delivery Requirements, (3) with respect to the Phase I Premises only, the Lease Commencement Date shall be extended day-for-day for each day that is required for Landlord to take such action and/or complete such improvements to deliver the Phase I Premises with the applicable Delivery of Possession Requirements satisfied if taking such action and/or completing such improvements actually delays Tenant in completing the Tenant Improvements to the Phase I Premises, and (4) at Landlord’s election, Landlord may require the cessation of all Tenant Improvement Work as may be necessary, as determined by Landlord in its sole discretion, to take such actions and/or complete such improvements to satisfy the conditions described in Tenant’s Notice of Failed Delivery Requirements.  If Tenant delivers a Tenant’s Notice of Failed Delivery Requirements with respect to the Phase I Premises and Landlord elects to require cessation of the Tenant Improvement Work pursuant to clause (4) of the foregoing sentence, Tenant may accept possession of the Phase I Premises notwithstanding any unsatisfied Delivery of Possession Requirements to permit Tenant to continue performing the Tenant Improvement Work concurrently with Landlord’s taking such actions and/or completing such improvements as are necessary to satisfy the conditions described in Tenant’s Notice of Failed Delivery Requirements and, upon such election, the Lease Commencement Date shall be ninety (90) days after the date of Tenant’s election. If Tenant accepts possession of a Phase of the Premises, does not timely deliver a Tenant’s Notice of Failed Delivery Requirements with respect to such Phase and later discovers that any of the Delivery of Possession Requirements for such Phase were not satisfied as of the date of delivery of possession of such Phase, then Landlord shall promptly take such action and/or complete such improvements as are necessary to place such Phase of the Premises in the required condition but only to the extent required under Sections 5.1.2 and 5.1.3.  At any time during the Term, Landlord may deliver to Tenant an agreement in the form set forth in Exhibit C, attached hereto, as a confirmation of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) Business Days of receipt thereof.  Tenant’s failure to timely execute and return the confirmation document to Landlord shall be conclusive evidence of Tenant’s agreement with the information as set forth therein.  This Lease shall be a binding contractual obligation effective upon execution and delivery hereof by Landlord and Tenant, notwithstanding the later commencement of the Term.

2.4 Tenant’s Option to Extend.

2.4.1 Extension Options.  Landlord hereby grants to Tenant two (2) consecutive options to extend the Term (each, an “Extension Option” and collectively, the “Extension Options”) for successive periods of five (5) years each (each, an “Extension Term”) commencing on the first day following the Expiration Date, on the terms and subject to the conditions set forth in this Section; provided, however, that  (a) an Extension Option shall be exercised, if at all, only with respect to the entire Premises; (b) the second Extension Option may be exercised only if the first Extension Option has been duly exercised; and (c) if Tenant is in monetary or material non-monetary default beyond applicable notice and cure periods under any of the terms, covenants or conditions of this Lease either at the time Tenant exercises an Extension Option or upon the commencement of the applicable Extension Term, Landlord shall have, in addition to all of Landlord’s other rights and remedies provided in this Lease, the right to terminate such Extension Option and to unilaterally nullify Tenant’s exercise of such Extension Option, in which event this Lease shall expire on the Expiration Date, unless sooner terminated pursuant to the terms hereof, and Tenant shall have no further rights under this Lease to renew or extend the Term.

2.4.2 Exercise.  Tenant shall exercise an Extension Option, if at all, by giving Landlord unconditional, irrevocable written notice of such election not earlier than 360 days and not later than 270 days prior to the Expiration Date (as the same may have been extended), the time of such exercise being of the essence (the “Exercise Period”).  Subject to the provisions of this Section 2.4, upon the giving of such notice, this Lease and the Term shall be extended without execution or delivery of any other or further documents, with the same force and effect as if the applicable Extension Term had originally been included in the Term.

2.4.3 Conditions.  If Tenant exercises an Extension Option pursuant to Section 2.4.2, all of the terms, covenants and conditions of this Lease shall continue in full force and effect during the applicable Extension Term, including provisions regarding payment of Additional Rent, which shall remain payable on the terms herein set forth, except that (a) the Base Monthly Rent during an Extension Term shall be as determined in accordance with Section 2.4.4, (b) Tenant shall continue to possess and occupy the Premises in their existing condition, “as is,” as of the commencement of such Extension Term, and, subject to and without limiting Landlord’s repair, maintenance and other obligations under this Lease, Landlord shall have no obligation to repair, remodel, improve or alter the Premises, to perform any other construction or other work of improvement upon the Premises, or to provide Tenant with any construction or refurbishing allowance whatsoever, and (c) Tenant shall have no further rights to extend the Term after the expiration of the second Extension Term.

2.4.4 Prevailing Market Rate.  The Base Monthly Rent payable by Tenant for the Premises during an Extension Term shall be the Prevailing Market Rate (as defined below) for the Premises, valued as of the commencement of such Extension Term, determined in the manner hereinafter provided.  As used herein, the term “Prevailing Market Rate” shall mean the annual Base Monthly Rent that a willing tenant would pay, and that a willing landlord would accept, at arm’s length, for space comparable to the Premises within other comparable first class office/R&D buildings having two (2) or more stories located in the roughly triangular area bounded by Highway 237, Interstate 880 and U.S. Highway 101 (the “Comparable Buildings”), based upon binding lease transactions for tenants in Comparable Buildings (“Comparable Leases”).  Comparable Leases shall include renewal and new non-renewal tenancies, but shall exclude subleases and leases of space subject to another tenant’s expansion rights.  Rent rates payable under Comparable Leases shall be adjusted to account for variations between this Lease and the Comparable Leases with respect to: (a) the length of the Extension Term compared to the lease term of the Comparable Leases; (b) the rental structure, including, without limitation, rental rates per rentable square foot (including whether gross or net, and if gross, adjusting for base year or expense stop), additional rental, all other payments and escalations; (c) the size of the Premises compared to the size of the premises of the Comparable Leases; (d) the scale of the Project and the availability and adjacency of expansion space compared to the same of the Comparable Leases; (e) the location, floor levels and efficiencies of the floor(s) of the Premises compared to the premises of the Comparable Lease; (f) free rent, moving expenses and other cash payments, allowances or other monetary concessions affecting the rental rate payable under Comparable Leases; (g) the age and quality of construction of the Building compared to the Comparable Building; (h) the leasehold improvements and/or allowances, including the amounts thereof in renewal leases, and taking into account, in the case of renewal leases (including this Lease), the value of existing leasehold improvements to the renewal tenant; (i) the amenities available to tenants in the Building compared to amenities available to tenants in Comparable Buildings; (j) the energy efficiencies and environmental elements of the Building compared to Comparable Buildings, including improvements required for the U.S. Green Building Council’s Leadership in Energy and Environmental Design certification, (k) the brokerage commissions payable with respect to Comparable Leases and this Lease and (l) the availability of parking, the parking ratio and parking charges with respect to the Building compared to the Comparable Building

2.4.5 Landlord’s Proposal.  Not later than one hundred eighty (180) days prior to the commencement of an Extension Term, provided Tenant has given valid notice of exercise of the applicable Extension Option, Landlord shall deliver to Tenant a good faith written proposal of the Prevailing Market Rate for the Premises for such Extension Term.  Within thirty (30) days after receipt of Landlord’s proposal, Tenant shall notify Landlord in writing (a) that Tenant accepts Landlord’s proposal or (b) that Tenant elects to submit the determination of Prevailing Market Rate to arbitration in accordance with Section 2.4.6.  If Tenant does not give Landlord a timely notice in response to Landlord’s proposal, Landlord’s proposal of Prevailing Market Rate for the applicable Extension Term shall be binding upon Tenant.

2.4.6 Arbitration.

(a) If Tenant timely elects to submit the determination of Prevailing Market Rate to arbitration, Landlord and Tenant shall first negotiate in good faith in an attempt to determine the Prevailing Market Rate for the applicable Extension Term.  If Landlord and Tenant are able to agree within thirty (30) days following the delivery of Tenant’s notice to Landlord electing arbitration, then such agreement shall constitute a determination of Prevailing Market Rate for purposes of this Section, and the parties shall immediately execute an amendment to this Lease stating the Prevailing Market Rate and the Base Rent for such Extension Term.  If Landlord and Tenant are unable to agree on the Prevailing Market Rate within such negotiating period, then within fifteen (15) days after the expiration of such negotiating period, the parties shall meet and concurrently deliver to each other their respective written estimates of Prevailing Market Rate for the applicable Extension Term, supported by the reasons therefor (each, a “Determination”). Landlord’s Determination may be more or less than its initial proposal of Prevailing Market Rate, and Tenant’s Determination may be more or less than any previous proposal of Prevailing Market Rent made by Tenant.  If either party fails to deliver its Determination in a timely manner, then the Prevailing Market Rate shall be the amount specified by the other party.  The Prevailing Market Rate shall be determined as set forth below, each party being bound to its Determination and such Determinations establishing the only two choices available to the Arbitration Panel (as hereinafter defined).

(b) Within ten (10) days after the parties exchange Landlord’s and Tenant’s Determinations, the parties shall each appoint an arbitrator who shall be a licensed California real estate broker with at least ten (10) years’ experience in leasing commercial office space in Comparable Buildings immediately prior to his or her appointment, and be familiar with the rentals then being charged in the Comparable Buildings.  The parties may appoint the real estate brokers who assisted them in making their Determinations as their respective arbitrators.  If either Landlord or Tenant fails to appoint an arbitrator, then the Prevailing Market Rate for the Extension Term shall be the Determination of the other party.

(c) Within twenty (20) days following their appointment, the two arbitrators so selected shall appoint a third, similarly-qualified, independent arbitrator who has not had any prior business relationship with either party (the “Independent Arbitrator”).  If an Independent Arbitrator has not been so selected by the end of such twenty (20) day period, then either party, on behalf of both, may request such appointment by the local office of the American Arbitration Association (or any successor thereto), or in the absence, failure, refusal or inability of such entity to act, then either party may apply to the presiding judge for the Santa Clara Superior Court, for the appointment of such an Independent Arbitrator, and the other party shall not raise any question as to the court’s full power and jurisdiction to entertain the application and make the appointment.

(d) Within five (5) days following notification of the identity of the Independent Arbitrator so appointed, Landlord and Tenant shall submit copies of Landlord’s Determination and Tenant’s Determination to the three arbitrators (the “Arbitration Panel”).  The Arbitration Panel, by majority vote, shall select either Landlord’s Determination or Tenant’s Determination as the Base Rent for the applicable Extension Term, and shall have no right to propose a middle ground or to modify either of the two proposals or the provisions of this Lease.  The Arbitration Panel shall attempt to render a decision within fifteen (15) Business Days after appointment.  In any case, the Arbitration Panel shall render a decision within thirty (30) days after appointment.

(e) The decision of the Arbitration Panel shall be final and binding upon the parties, and may be enforced in accordance with the provisions of California law.  In the event of the failure, refusal or inability of any member of the Arbitration Panel to act, a successor shall be appointed in the manner that applied to the selection of the member being replaced.

(f) Each party may submit any written materials to the Arbitration Panel within five (5) Business Days after selection of the Independent Arbitrator.  No witnesses or oral testimony (i.e. no hearing) shall be permitted in connection with the Arbitration Panel’s decision unless agreed to by both parties.  No ex parte communications shall be permitted between any member of the Arbitration Panel and either Landlord or Tenant following appointment of the Arbitrator Panel until conclusion of the arbitration process.  The members of the Arbitration Panel are authorized to walk both the Premises and any space in Comparable Buildings (to the extent access is made available).

(g) Each party shall pay the fees and expenses of the arbitrator designated by such party, and one half of the fees and expenses of the Independent Arbitrator and the expenses incident to the proceedings (excluding attorneys’ fees and similar expenses of the parties which shall be borne separately by each of the parties).

2.4.7 Rent Payment Before Resolution.  Until the matter is resolved by agreement between the parties or a decision is rendered in any arbitration commenced pursuant to this Section 2.4, Tenant’s monthly payments of Base Monthly Rent shall be in an amount equal to the average of Landlord’s Determination and Tenant’s Determination.  Within ten (10) Business Days following the resolution of such dispute by the parties or the decision of the arbitrators, as applicable, Tenant shall pay to Landlord, or Landlord shall pay to Tenant, the amount of any deficiency or excess, as the case may be, in the Base Rent previously paid.

2.4.8 Rights Personal to Tenant.  Tenant’s right to exercise each of the Extension Options is personal to, and may be exercised only by, Silver Spring Networks, Inc. (“Original Tenant”) and its Permitted Assignee, and only if the Original Tenant or Permitted Assignee continues to occupy at least fifty percent (50%) of the rentable square feet of the Premises at the time of such exercise.  If Tenant shall assign this Lease (other than to a Permitted Assignee) or sublet all or any portion of the Premises, then immediately upon such assignment or subletting, Tenant’s right to exercise any Extension Option shall simultaneously terminate and be of no further force or effect.  No assignee (other than a Permitted Assignee) or subtenant shall have any right to exercise the Extension Options granted herein.

ARTICLE 3

RENT, ADDITIONAL RENT, LATE CHARGES AND SECURITY DEPOSIT

3.1 Base Monthly Rent.  Commencing on the Base Rent Commencement Date and continuing throughout the Term, Tenant shall pay to Landlord, without prior demand therefor or offset (except as otherwise expressly provided in Section 12.8.2(c) below), in advance, on the first day of each calendar month, the amount of Base Monthly Rent as set forth in the Basic Lease Information.  If the Base Rent Commencement Date is other than the first day of a calendar month and/or the Expiration Date is other than the last day of a calendar month, the installment of Base Monthly Rent for the first and/or last fractional month of the Term shall be prorated on a daily basis.

3.2 Additional Rent.  Commencing on the Lease Commencement Date and continuing throughout the Term, Tenant shall pay to Landlord, without offset (except as otherwise expressly provided in Section 12.8.2(c) below), as additional rent (the “Additional Rent”) the following amounts:

3.2.1 Operating Expenses.  An amount equal to the sum of (a) Tenant’s Proportionate Share of the Building for the Project Maintenance Expenses incurred by Landlord related solely to the Building, (b) Tenant’s Proportionate Share of the Building for the Real Property Taxes related solely to the Building and the legal parcel of land upon which the Building is located, (c) Tenant’s Proportionate Share of Project for the Operating Expenses related to the Outside Areas, and (d) Tenant’s Proportionate Share of the Building for Landlord’s Insurance Costs for the Building as to Insurance Costs covering the Building and Tenant’s Proportionate Share of Project as to Insurance Costs covering the Project or Landlord.  Prior to the Lease Commencement Date and thereafter on or before December 15th of each calendar year, Landlord shall deliver to Tenant Landlord’s reasonable estimate of the Operating Expenses which Landlord anticipates will be paid or incurred for the ensuing calendar year, as Landlord may determine, and Tenant shall pay to Landlord an amount equal to the estimated amount of Tenant’s obligation for the Operating Expenses for such year in equal monthly installments during such year with the installments of Base Monthly Rent.

3.2.2 Other Charges.  Any other charges or reimbursements due to Landlord from Tenant pursuant to the terms of this Lease other than late charges and interest on overdue rent, provided that Landlord provides Tenant with evidence of Landlord’s incurring of such charges or reimbursements.

3.3 Year-End Adjustments.  Landlord shall deliver to Tenant within three (3) months following the end of the applicable calendar year or the expiration or earlier termination of this Lease, as the case may be (or as soon thereafter as reasonably practicable but not later than six (6) months after the applicable calendar year or the expiration or earlier termination of this Lease, as the case may be), a statement (the “Annual Statement”) setting forth (a) the actual amount of the Operating Expenses paid or incurred during the just ended calendar or partial year, as appropriate, and (b) the amount that Tenant has paid to Landlord for credit against Operating Expenses for such period.  If Tenant shall have paid more than its obligation for Operating Expenses for the stated period, Landlord shall, at its election, either (i) credit the amount of such overpayment toward the next ensuing payment or payments of Base Monthly Rent and Additional Rent that would otherwise be due, or (ii) refund in cash to Tenant the amount of such overpayment within thirty (30) days after the delivery of the Annual Statement.  If a credit amount is due Tenant after the expiration or earlier termination of this Lease, Landlord shall pay to Tenant any excess remaining after Landlord credits such amount against any sums owed by Tenant to Landlord and such remaining amount shall be paid within thirty (30) days after Landlord determines such remaining credit is due but in no event later than concurrently with the delivery of the Annual Statement to be prepared by Landlord pursuant to this Section 3.3 following such expiration or earlier termination.  If the Annual Statement shall show that Tenant did not pay its obligation for Operating Expenses in full, then Tenant shall pay to Landlord the amount of such underpayment within thirty (30) days from Landlord’s billing of same to Tenant.  The provisions of this Section shall survive the expiration or earlier termination of this Lease.

3.4 Method of Allocation of Operating Expenses; Cost Pools.  Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”).  Such Cost Pools shall include, but shall not be limited to, the office space tenants of a particular Project Building or Project Buildings.  The Operating Expenses allocated to any Cost Pool shall be allocated and charged to the tenants and occupants within such Cost Pool in an equitable manner, in Landlord’s reasonable discretion.  The Operating Expenses allocated to each Project Building shall include all Operating Expenses attributable solely to such Project Building and a portion of the Project-wide Operating Expenses attributable to the Project as a whole (and not to a particular Project Building) in accordance with this Section 3.4.

3.4.1 Operating Expenses which relate to a specific Project Building and not to any other Project Building (including without limitation, separately metered electrical costs and repair and maintenance costs of any Project Building), shall be entirely allocated to such specific Project Building.  Accordingly, the cost of the maintenance and repairs set forth in Section 5.1.3 with respect to the Building, the premiums and costs for insurance covering the Building, and the Real Property Taxes assessed against the Building and the parcel of land upon which the Building is located shall be entirely allocated to the Premises.

3.4.2 If Landlord incurs Operating Expenses for Tenant’s Building together with one or more other Project Buildings or if Landlord incurs Operating Expenses for the Project as a whole and not to any specific Project Building, whether pursuant to the REA or other common area agreement, such shared amounts shall be equitably prorated and apportioned between the Building and such other Project Buildings or among all Project Buildings, as applicable, in Landlord’s reasonable discretion.  The Cost Pool for Project-wide Operating Expenses may include costs to maintain, repair and replace the Outside Areas (including the landscaping, sprinkler systems, driveways, curbs, sidewalks, lighting, and utilities expenses), the cost of security for the Outside Areas, the management of the Outside Areas and the premiums and costs of insurance covering the entire Project shall be allocated based on the rentable square footage of all Project Buildings within the Project.  As such, allocation of such Cost Pool shall be based on Tenant’s Proportionate Share of the Project.

3.5 Late Charge and Interest.  Tenant acknowledges that late payment by Tenant of any Rent will cause Landlord to incur administrative costs not contemplated by this Lease, the exact amount of which is extremely difficult and impracticable to ascertain based on the facts and circumstances pertaining as of the Lease Date.  Accordingly, if any Rent is not paid by Tenant when due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such Rent.  Any Rent, other than late charges, due Landlord under this Lease, if not paid when due, shall also bear interest at the Interest Rate from the date due until paid.  The parties acknowledge that such late charge and interest represent a fair and reasonable estimate of the administrative costs and loss of use of funds Landlord will incur by reason of a late Rent payment by Tenant, but Landlord’s acceptance of such late charge and/or interest shall not constitute a waiver of an Event of Default with respect to such Rent or prevent Landlord from exercising any other rights and remedies provided under this Lease.

3.6 Payment of Rent.  All Rent shall be paid by Tenant without notice, demand, abatement, deduction or offset (except as provided in Section 12.8.2(c)), in lawful money of the United States of America, and if payable to Landlord, at Landlord’s Address for Payments in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.  At Landlord’s election, and upon written notice to Tenant, all payments required to be made by Tenant to Landlord hereunder (or to such other party as Landlord may from time to time specify in writing) shall be made by electronic funds transfer of immediately available federal funds before 11:00 a.m., Eastern Time, at such place, within the continental United States, as Landlord may from time to time designate to Tenant in writing.  Tenant shall have the right to make any and all payments required to be made by Tenant by electronic funds transfer, and promptly following Tenant’s request, Landlord shall provide to Tenant the bank account information necessary to effect such transfer (and once such information is provided, Landlord shall update such information from time to time as necessary so that Tenant may continue to make such payments by electronic funds transfer).  The obligation of Tenant to pay Base Monthly Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations.

3.7 Prepaid Rent.  Concurrently with the execution of this Lease by Tenant and Landlord, Tenant shall pay to Landlord an amount equal to the Base Monthly Rent at the initial rate of Base Monthly Rent for the rentable square footage of the entire Premises and the estimated amount of Tenant’s monthly obligation for the Operating Expenses pursuant to Section 3.2.1, which Prepaid Rent amount is set forth in the Basic Lease Information.  The Prepaid Rent shall be applied to the Base Monthly Rent and Additional Rent for Operating Expenses owing for the first month(s) of the Term for which Base Monthly Rent and Additional Rent for Operating Expenses are payable by Tenant.

3.8 Impositions Payable by Tenant.  Tenant shall pay all Impositions prior to delinquency.  If billed directly, Tenant shall pay such Impositions and concurrently present to Landlord satisfactory evidence of such payments.  If any Impositions are payable by Landlord or billed to Landlord or included in bills to Landlord for Real Property Taxes, then Tenant shall pay to Landlord all such amounts within fifteen (15) days after receipt of Landlord’s invoice therefor, but shall have no obligation to pay such amount more than thirty (30) days prior to delinquency.  If applicable law prohibits Tenant from reimbursing Landlord for an Imposition, but Landlord may lawfully increase the Base Monthly Rent to account for Landlord’s payment of such Imposition, the Base Monthly Rent payable to Landlord shall be increased to net to Landlord the same return without reimbursement of such Imposition as would have been received by Landlord with reimbursement of such Imposition.

3.9 Expense Claim; Examination of Landlord’s Books and Records.

3.9.1 Expense Claim.  Tenant shall have one (1) year after receipt of an Annual Statement to notify Landlord in writing that Tenant disputes the correctness of the Annual Statement (“Expense Claim”).  If Tenant does not object in writing to an Annual Statement within said one (1) year period, such Annual Statement shall be final and binding upon Tenant.  If Tenant delivers an Expense Claim to Landlord within said one (1) year period, the parties shall promptly meet and attempt in good faith to resolve the matters set forth in the Expense Claim.  If the parties are unable to resolve the matters set forth in the Expense Claim within thirty (30) days after Landlord’s receipt of the Expense Claim (“Expense Resolution Period”), then Tenant shall have the right to examine Landlord’s Records pursuant to Section 3.9.2.

3.9.2 Tenant’s Review.  Provided that Tenant has timely delivered an Expense Claim to Landlord,  Tenant or a certified public accountant engaged by Tenant (“Tenant’s CPA”) shall have the right, at Tenant’s cost and expense, to examine, inspect, and copy the records of Landlord concerning the components of the Operating Expenses(“Landlord’s Records”) for the calendar year in question that are disputed in the Expense Claim (“Tenant’s Review”).  Any examination of Landlord’s Records shall take place upon reasonable prior written notice, at the offices of Landlord or Landlord’s property manager, during normal business hours, no later than two hundred forty (240) days after expiration of the Expense Resolution Period.  Tenant’s CPA engaged to inspect Landlord’s Records shall be compensated on an hourly basis and shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed. Tenant agrees to keep, and to use commercially reasonable good faith efforts to cause Tenant’s CPA to keep, all information obtained by Tenant or Tenant’s CPA confidential (except to the extent required by Applicable Law or court order), and Landlord may require all persons inspecting Landlord’s Records to sign a confidentiality agreement prior to making Landlord’s Records available to them.  In no event shall Tenant be permitted to examine Landlord’s Records or dispute any Annual Statement unless Tenant has paid and continues to pay all Rent (including the amount disputed in the Expense Claim) when due.

3.9.3 Landlord’s Dispute.  If Landlord disputes the results of any Tenant’s Review, Landlord shall provide written notice of such dispute and Landlord and Tenant shall promptly thereafter work in good faith in an attempt to address Landlord’s dispute for a period of thirty (30) days after completion of Tenant’s Review (the “Landlord’s Dispute Period”).  If Landlord and Tenant are unable to resolve Landlord’s dispute within Landlord’s Dispute Period, Landlord may provide Tenant written notice within fifteen (15) days after the Landlord’s Dispute Period of its election to seek resolution of the dispute by an Independent CPA (as defined below) together with a list of five (5) independent, certified public accounting firms that are not currently providing, and have not within the three (3) previous years provided, services to Landlord or Tenant.  All of the firms shall be nationally or regionally recognized firms and have experience in accounting related to commercial office buildings.  In order to accommodate the foregoing, Tenant shall provide Landlord, within five (5) days after request, a complete list of all certified public accounting firms that are currently providing, or have within the three (3) previous years provided, services to Tenant.  Within thirty (30) days after receipt of the list of accounting firms from Landlord, Tenant shall choose one of the five (5) firms by written notice to Landlord, which firm is referred to herein as the “Independent CPA.”  The Independent CPA shall examine and inspect Landlord’s Records concerning the components of Operating Expenses for the calendar year in question and the results of Tenant’s Review and make a determination regarding the accuracy of Tenant’s Review.  If the Independent CPA’s determination shows that Tenant has overpaid with respect to Operating Expenses, by more than five percent (5%), then Landlord shall pay all costs associated the Independent CPA’s review as well as the costs of Tenant’s Review and, if less than five percent (5%), Tenant shall pay the cost of Tenant’s Review and the costs of the Independent Review shall be shared equally by Landlord and Tenant, but in no event shall Landlord be obligated to pay costs for any review by an Independent CPA together with the cost of Tenant’s Review in excess of Fifteen Thousand Dollars ($15,000).  The determination of the Independent CPA shall be final and binding upon Landlord and Tenant.

3.9.4 Adjustments following Tenant’s Review.  If the Independent CPA (or, if Landlord does not dispute Tenant’s Review as provided in Section 3.9.3 above, Tenant’s Review) shows that the payments actually made by Tenant with respect to the Operating Expenses for the calendar year in question exceeded the actual Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (a)  credit the amount of such overpayment toward the next ensuing payment or payments of Additional Rent that would otherwise be due, or (b) refund in cash to Tenant the amount of such overpayment within thirty (30) days after the Independent CPA’s determination (or, if Landlord does not dispute Tenant Review, after delivery of Tenant’s Review). If a credit amount is due Tenant after the expiration or earlier termination of this Lease, Landlord shall pay to Tenant any excess remaining after Landlord credits such amount against any sums owed by Tenant to Landlord within thirty (30) days after the Independent CPA’s determination (or after Landlord determines not to dispute Tenant’s Review).  If the Independent CPA or Tenant’s Review, if Landlord does not dispute Tenant’s Review, as provided in Section 3.9.3, shows that Tenant’s payment of Operating Expenses was less than actual Operating Expenses for such calendar year, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the determination of the Independent CPA (or, if Landlord does not dispute Tenant Review, after delivery of Tenant’s Review).

3.10 Rent Abatement Purchase.  Landlord and Tenant acknowledge that the Lease provides to Tenant a period from the Lease Commencement Date to the 25th full calendar month of the Term (the “Rent Abatement Period”) during which Tenant is in possession of the Premises without an obligation to pay Base Monthly Rent in full or in part.  The Base Monthly Rent that would have been paid during the Rent Abatement Period is set forth on Schedule 1 and is based on the same square footage rental rate as payable on the Base Rent Commencement Date through the 25th full calendar month of the Term (the “Rent Abatement”).  At any time during the Rent Abatement Period, upon notice to Tenant, Landlord shall have the right to purchase any Rent Abatement relating to the remaining Rent Abatement Period by paying to Tenant an amount equal to the Rent Abatement Purchase Price.  As used herein, “Rent Abatement Purchase Price” shall mean the present value of the Rent Abatement remaining during the Rent Abatement Period, as of the date of payment of the Rent Abatement Purchase Price by Landlord.  Such present value shall be calculated by discounting the portion of the full Base Monthly Rent attributable to the remaining days in the Rent Abatement Period using eight percent (8%) as the annual discount rate.   Upon Landlord’s payment of the Rent Abatement Purchase Price to Tenant, Tenant shall be required to pay Base Monthly Rent in the amounts set forth in Schedule 1 for each month (or partial month) after such payment until the 26th full calendar month of the Term and there shall be no further Rent Abatement.

ARTICLE 4

USE OF PREMISES AND OUTSIDE AREAS

4.1 Permitted Use.  Tenant shall be entitled to use the Premises solely for the Permitted Use as set forth in the Basic Lease Information and for no other use or purpose whatsoever.  As used in the definition of Permitted Use, “other related uses” may include a Cafeteria provided that Tenant complies with the provisions of Article 20 and a Fitness Facility provided that Tenant complies with Article 21. Tenant shall have the right to use the Outside Areas in conjunction with its Permitted Use of the Premises solely for the purposes for which they were designed and intended and for no other purposes whatsoever.

4.2 General Limitations on Use.  Tenant shall not do or permit anything to be done in or about the Premises, the Building, the Outside Areas or the Project which does or could (a) jeopardize the structural integrity of the Building or (b) cause damage to any part of the Premises, the Building, the Outside Areas or the Project.  Tenant shall not cause, maintain, or permit any nuisance or waste in, on or about the Project.  Tenant shall not operate any equipment within the Premises which does or could (i) injure, vibrate or shake the Premises or the Building, (ii) damage, overload, corrode, or impair the efficient operation of any electrical, plumbing, sewer, heating, ventilating or air conditioning systems within or servicing the Premises or the Building or (iii) damage or impair the efficient operation of the sprinkler system (if any) within or servicing the Premises or the Building.  Tenant shall not install any equipment, antennas, or signage on or make any penetrations of the exterior walls or roof of the Building except as permitted pursuant to Section 4.6 and Article 21.  Tenant shall not affix any equipment to or make any penetrations or cuts in the floor, ceiling or walls of the Premises, except as may otherwise be expressly permitted in this Lease.  Tenant shall not place any loads upon the floors, walls, ceiling or roof systems which could endanger the structural integrity of the Building or damage its floors, foundations or supporting structural components.  Tenant shall not place any explosive, flammable or harmful fluids or other waste materials including Hazardous Materials in the drainage systems of the Premises, the Building, the Outside Areas or the Project.  Tenant shall not drain or discharge any Hazardous Materials in the landscaped areas or across the paved areas of the Project.  Tenant shall not use any of the Outside Areas for the storage of its materials, supplies, inventory or equipment.

4.3 Noise and Emissions.  All noise generated by Tenant in its use of the Premises shall be confined or muffled so that it does not interfere with the businesses of or annoy the occupants and/or users of adjacent properties.  All dust, fumes, odors and other emissions generated by Tenant’s use of the Premises shall be sufficiently dissipated in accordance with sound environmental practices and exhausted from the Premises in such a manner so as not to interfere with the businesses of or annoy the occupants and/or users of adjacent properties, or cause any damage to the Premises, the Building, the Outside Areas or the Project or any component part thereof or the property of adjacent property owners.

4.4 Trash Disposal.  Tenant shall provide trash bins (or other adequate garbage disposal facilities) within the trash enclosure areas provided or permitted by Landlord outside the Premises sufficient for the interim disposal of all of its trash, garbage and waste.  All such trash, garbage and waste temporarily stored in such areas shall be stored in such a manner so that it is not visible from outside of such areas, and Tenant shall cause such trash, garbage and waste to be regularly removed from the Project at Tenant’s sole cost.  Tenant shall at all times keep the Premises and the Building in a clean, safe and neat condition free and clear of all trash, garbage, waste and/or boxes, pallets and containers containing same at all times, and shall not dispose of trash, garbage, waste and/or boxes, pallets and containers containing same in any portion of the Project outside of the Building, except in areas specifically designed therefor and designated therefor by Landlord.

4.5 Parking.

4.5.1 Tenant Parking; Charging Stations.  Tenant shall not, at any time, park or permit to be parked any recreational vehicles, inoperative vehicles or equipment in the Outside Areas or on any portion of the Project.  Tenant agrees to assume responsibility for compliance by its employees and invitees with the parking provisions contained herein.  So long as Tenant is occupying the Premises, Tenant and its employees and invitees shall have, on and subject to the terms of the REA, the right to use the number of parking spaces specified in the Basic Lease Information on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles, at no charge, in the parking areas identified from time to time by Landlord for use in common by tenants of the Building; provided, however, that Tenant shall be entitled to designate up to thirty one (31) parking spaces as exclusive for Tenant’s use in the locations identified as the Exclusive Parking Zone in the REA appurtenant to the Building, as may be relocated pursuant to the terms of the REA; provided that Landlord shall not effect or seek to effect any changes to the REA that would materially and adversely affect Tenant’s rights under this Lease without first obtaining Tenant’s written consent, which shall not be unreasonably withheld.  Tenant shall be responsible for all costs relating to the signage designating such exclusive parking spaces.  Landlord shall have the right to approve the material, typeface, graphic format, proportions, precise location, size, content, design of the exclusive parking signage, such approval not to be unreasonably withheld, conditioned or delayed.  The parking rights granted under this Section 4.5 are personal to Tenant and are not transferable except in connection with a Transfer of the Lease.  Upon the expiration or earlier termination of this Lease, Tenant’s rights with respect to all parking spaces shall immediately terminate.  If Tenant or its employees or invitees park any vehicle or otherwise utilize any parking stalls within the Project in violation of these provisions, then Landlord may, in addition to any other remedies Landlord may have under this Lease, charge Tenant, as Additional Rent, and Tenant agrees to pay, as Additional Rent, Fifty Dollars ($50) per day during the period of such violation.  Tenant shall be entitled to install up to twelve (12) electric vehicle charging stations within the Exclusive Parking Zone appurtenant to the Building in a location reasonably acceptable to Landlord.  Tenant’s installation of the charging stations shall be subject to and in compliance with applicable provisions of Article 6 but without any removal or restoration obligations that may otherwise be applicable pursuant to Article 6.  The charging stations shall remain the personal property of Tenant (or the equipment leasing company that leases such stations to Tenant), and Tenant shall have the right to remove some or all of such stations upon expiration or earlier termination of this Lease.  If Tenant does remove any charging station, it shall do so in accordance with Section 15.1.

4.5.2 Landlord’s Reserved Rights.  Landlord reserves the right to use the Outside Areas for parking or staging during evenings and weekends as well as additional hours to the extent required for set-up and take-down  to accommodate, or in connection with, sporting and musical events at Levi’s Stadium (the “Stadium Event”) at the request of the City of Santa Clara or the National Football League (“NFL”).  Landlord shall provide prior written notice of the Stadium Event for which use of the Outside Areas is requested, which notice shall include the type of event, the start and end times for such event and the requested number of parking spaces to be utilized.  Tenant shall not withhold its consent to such use so long as such use does not unreasonably interfere with Tenant’s ability to use the number of parking spaces specified in the Basic Lease Information during business hours. Tenant hereby approves Landlord’s reservation of the entire Outside Area for use by the NFL starting at 5:00 p.m. on February 5, 2016 and ending at midnight on February 7, 2016 in connection Super Bowl 50.

4.6 Signs.

4.6.1 Monument Signage.  Subject to the terms and conditions set forth in this Section 4.6, Tenant shall have the right to install, at its sole cost and expense, a sign identifying Tenant on the existing freestanding monument sign located on the parcel adjacent to the Premises identified as Parcel 7 in the REA to which Tenant shall be entitled to a thirty three percent (33%) pro rata share of such signage (“Tenant’s Monument Sign”), provided that (a) Tenant shall obtain Landlord’s prior approval of the name, logo, material, typeface, graphic format, proportions, precise location, size, content, design, and method of attachment of such signage, which shall not be unreasonably withheld, conditioned or delayed and (b) such signage shall comply with the Building’s standard signage program, the Requirements, and the REA.  Tenant acknowledges that its right to monument signage is not exclusive.

4.6.2 Exterior Building Sign.  Subject to the terms and conditions set forth in this Section 4.6 and so long as Tenant (either the Original Tenant or a Permitted Assignee) occupies at least fifty percent (50%) of the rentable square feet of the Premises, Tenant (either the Original Tenant or a Permitted Assignee) shall have the right to install, at Tenant’s sole cost and expense, Building exterior signs (collectively, the “Exterior Signs”) to the extent permitted by the Requirements and the REA.  Landlord shall have the right to approve the material, typeface, graphic format, proportions, precise location, size, content, design of the Exterior Signs, such approval not to be unreasonably withheld, conditioned or delayed; provided that Landlord hereby approves the installation of an Exterior Sign which substantially conforms to the specifications and design attached hereto as Exhibit H.  Landlord shall also have the right to reasonably approve the location of all penetrations and runs, cabling installations, and means of affixing or mounting of the Exterior Signs to the Building.  Any electrical power required for the Exterior Signs shall be charged to Tenant.  Tenant shall pay all federal, state and local taxes applicable to the Exterior Signs .  Tenant assumes all liability and risks relating to damage to the Exterior Signs from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord or of its employees, representatives and agents.

4.6.3 Approvals.  Tenant, at Tenant’s expense, shall be responsible for obtaining all required permits and approvals for each of Tenant’s Monument Sign and Exterior Signs (collectively,”Tenant’s Signs”).  Tenant’s Signs must comply with all Requirements.  Landlord, at no cost to Landlord, shall cooperate with Tenant to obtain all required permits and approvals for Tenant’s Signs.  Tenant hereby acknowledges that, notwithstanding Landlord’s approval of Tenant’s Signs, Landlord has made no representations or warranties to Tenant with respect to the probability of obtaining such permits and approvals, nor the availability or location of the Exterior Signs, and the failure of Tenant to obtain such permits and approvals shall not delay the Lease Commencement Date or release Tenant from any obligations under this Lease.

4.6.4 Maintenance and Removal.  Any Tenant’s Sign, once approved by Landlord, shall be installed and removed only in strict compliance with Landlord’s approval and all Requirements, at Tenant’s expense, using a contractor first reasonably approved by Landlord to install same.  Tenant, at its sole expense, shall maintain Tenant’s Signs in a first class condition and repair during the Term and subject and in accordance with the REA.  Landlord may remove any signs (not first approved in writing by Landlord), advertisements, banners, placards or pictures so placed by Tenant on or within the Premises, the Building, the Outside Areas or the Project and charge to Tenant the cost of such removal, together with any costs incurred by Landlord to repair any damage caused thereby, including any cost incurred to restore the surface upon which such sign was so affixed to its original condition.  Prior to the expiration or earlier termination of this Lease, Tenant shall, at its expense, remove all of Tenant’s Signs, repair any damage caused thereby, and restore the surface upon which the sign was affixed to its original condition, all to Landlord’s reasonable satisfaction, upon the expiration or earlier termination of this Lease.  Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Tenant’s Buildings or the Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including without limitation discoloration caused by such installation or removal.

4.6.5 Assignment and Subleasing.  The right to install Tenant’s Sign granted in this Section 4.6 shall not be assigned or subleased separate from a Transfer of the Lease and then only if permitted pursuant to Section 4.6.6.

4.6.6 Rights Personal to Original Tenant or Permitted Assignee; Occupancy. Tenant’s right to install Exterior Signs is personal to the Original Tenant and its Permitted Assignee under this Lease.  No assignee (other than a Permitted Assignee) or subtenant shall have any right to install any Exterior Signs pursuant to Section 4.6.2.  In addition, if at any time Tenant does not occupy at least fifty percent (50%) of the rentable square feet of the Premises, Tenant’s rights to install any Exterior Signs shall be terminated.   If Landlord recaptures a portion of the Premises pursuant to Section 7.7 and subsequently leases such recaptured space, the tenant of the recaptured space shall be entitled to install a sign on the exterior of the Building and the signage available to Tenant on the existing monument sign as described in Section 4.6.1 shall be allocated to Tenant and the tenant of the recaptured space based on the rentable square feet of the Building leased by each.

4.7 Compliance with Requirements.  Subject to Section 6.4, Tenant shall comply with, at its sole cost and expense, all Requirements applicable to the use and occupancy of the Premises, the Building, the Outside Areas or the Project including, without limitation, all Requirements governing the use and/or disposal of Hazardous Materials, and shall maintain the Premises in and all portion thereof in compliance with applicable Requirements.  Tenant shall defend with competent counsel, indemnify and hold Landlord harmless from any claims, damages or liability resulting from Tenant’s failure to comply with its obligations under this Section.

4.8 Compliance with Insurance Requirements.  With respect to any insurance policies required or permitted to be carried by Landlord in accordance with the provisions of this Lease, Tenant shall not conduct (or knowingly permit any other person to conduct) any activities nor keep, store or use (or allow any other person to keep, store or use) any item or thing within the Premises, the Building, the Outside Areas or the Project that (a) is prohibited under the terms of any of such policies, (b) could result in the termination of the coverage afforded under any of such policies, (c) could give to the insurance carrier the right to cancel any of such policies, or (d) could cause an increase in the rates (over standard rates) charged for the coverage afforded under any of such policies.  Tenant shall comply with all requirements of any insurance company that are required to maintain, at standard rates, the insurance coverages carried by either Landlord or Tenant pursuant to this Lease.

4.9 Landlord’s Right To Enter.  Landlord and its authorized agents and contractors shall have the right to enter the Premises during normal business hours after giving Tenant not less than twenty-four (24) hours advance written notice (except in the event of Emergency) and subject to Tenant’s reasonable security measures, for the purpose of (a) inspecting the same; (b) showing the Premises to prospective purchasers, mortgagees or tenants (provided that Landlord may show the Premises to prospective Tenants only during the final year of the Term or such earlier time upon the earlier termination of the Lease); (c) making necessary alterations, additions or repairs or supplying any maintenance or services required hereunder; (d) confirm that Tenant has performed its obligations hereunder or to perform such obligations when Tenant has failed to do so, or (e) perform such other functions as Landlord deems reasonably necessary or desirable; provided at all times while in the Premises Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s s use and occupancy of the Premises.  Landlord shall have the right to enter the Outside Areas during normal business hours for purposes of (i) inspecting the exterior of the Building and the Outside Areas, (ii) posting notices of non-responsibility, or “For Sale” signs, or “For Lease” signs (provided that Landlord may post “For Lease” signs only during the final year of the Term or such earlier time upon the earlier termination of the Lease), and (iii) supplying any maintenance or services to be provided by Landlord.  Any entry into the Premises or the Outside Areas obtained by Landlord in accordance with this

Section shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from the Premises or any portion thereof.  Landlord shall have and retain keys with which to unlock all of the doors in or to the Premises, and Landlord shall have the right to use any and all means which Landlord may deem proper in an Emergency in order to obtain entry to the Premises, including secure areas.

4.10 Use of Outside Areas.  In connection with Tenant’s use of the Outside Areas, Tenant shall at all times keep the Outside Areas in a safe condition, free and clear of all materials, equipment, debris, trash (except within existing enclosed trash areas), inoperable vehicles, and other items that are not specifically permitted by Landlord to be stored or located thereon by Tenant.  No materials, pallets, supplies, tanks or containers whether above or below ground level, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises. So long as Tenant leases the entire rentable square feet of the Project Building adjacent to the Building and having an address of 230 West Tasman (“Tenant’s Adjacent Premises”), Tenant shall have the exclusive right to screen or fence off that portion of the Outside Area located between the Building and Tenant’s Adjacent Premises in the area depicted on Exhibit A (“Adjacent Outside Area”) to the extent permitted under and subject to the REA and other Requirements.  Any alterations or improvements to the Adjacent Outside Area shall be performed and contracted by Tenant in accordance with the terms and conditions of the Work Letter if constructed as part of the initial Tenant Improvements or in accordance with the terms and conditions of Article 6 if constructed as an Alteration.  In addition to any consent rights in the Work Letter or Article 6, Landlord shall have reasonable rights of approval and control over all visual and esthetic elements of the alterations or improvements to the Adjacent Outside Area with the understanding that the appearance of the Adjacent Outside Area shall be consistent with the first-class nature of the Project.  Tenant shall cause the commercial general liability insurance policy required pursuant to Section 9.1.1 to cover its use of the Adjacent Outside Area, and Tenant agrees that the indemnification in Section 8.2 shall apply to the Adjacent Outside Area, subject to the waiver of subrogation in Section 9.2.  If Landlord determines that any unauthorized persons are using any of the Outside Areas by reason of, or under claim of, the express or implied authority or consent of Tenant, then Tenant, upon demand of Landlord, shall restrain, to the fullest extent then allowed by Requirements, such unauthorized use, and shall initiate such appropriate proceedings as may be required to so restrain such use.

4.11 Rules and Regulations.  Tenant shall comply with the rules and regulations attached hereto as Exhibit E regulating the use of the Premises and the Outside Areas for the care and orderly management of the Project, including the Outside Areas (the “Rules and Regulations”).  Such Rules and Regulations may be amended from time to time with Tenant’s mutual written agreement.  Tenant shall have no obligation to agree to any modification or addition to the Rules and Regulations  that is inconsistent with this Lease or adversely affects (except to a de minimis extent) Tenant’s use and occupancy of the Premises or Tenant’s performance of any Alteration permitted under this Lease.

4.12 Hazardous Materials.  Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:

4.12.1 Compliance.  Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Tenant or any other Tenant Parties after the Phase I Premises Delivery Date in or about the Project shall strictly comply with all applicable Environmental Laws.  Tenant shall indemnify, defend, protect and hold Landlord and the other Indemnitees harmless from and against all Claims arising out of or in connection with the use, generation, storage, handling, release, transport, or disposal by Tenant or any other Tenant Parties of any Hazardous Materials and/or Cleaning Supplies in or about the Premises or any other portion of the Project after the effective date of this Lease.

4.12.2 Remediation.  If the handling, transportation, storage, treatment, disposal or use of Hazardous Materials and/or Cleaning Supplies on the Project by Tenant or any other Tenant Parties after the Phase I Premises Delivery Date results in contamination or deterioration of water or soil or any other part of the Project or any nearby property, then Tenant shall promptly take any and all action  necessary to investigate and remediate such contamination.  Tenant shall further be solely responsible for, and shall, indemnify, defend, protect and hold Landlord and the Indemnitees harmless from and against, all Claims arising out of or in connection with any investigation and remediation (including investigative analysis, removal, cleanup, and/or restoration work) required hereunder to return the Premises, Building, Outside Areas, and/or Property and any other property to substantially the same condition as existed prior to the handling, transportation, storage, treatment, disposal or use of such Hazardous Materials and/or Cleaning Supplies by Tenant or any other Tenant Parties.

4.12.3 Notices.  Landlord and Tenant shall each give written notice to the other as soon as reasonably practicable of (a) any communication received from any governmental authority concerning Hazardous Materials which relates to the Project, and (b) any contamination of the Project by Hazardous Materials and/or Cleaning Supplies which constitutes a violation of any Environmental Law.  Tenant acknowledges that Landlord, as the owner of the Project, at Landlord’s election, shall have the sole right, at Tenant’s expense, to negotiate, defend, approve, and/or appeal any action taken or order issued with regard to Hazardous Materials by any applicable governmental authority. In granting Landlord’s consent, Landlord may specify the location and manner or use, storage, or handling of any Hazardous Material.  Landlord’s consent shall in no way relieve Tenant from any of its obligations as contained herein.  Tenant shall provide Landlord with a list of all Hazardous Materials and the quantities of each Hazardous Material to be stored on any portion of the Project, and, upon Landlord’s request, Tenant shall provide Landlord with copies of any and all

Hazardous Materials Management Plans, Material Safety Data Sheets, Hazardous Waste Manifests, and other documentation maintained or received by Tenant pertaining to the Hazardous Materials used, stored, or transported or to be used, stored, or transported on any portion of the Project.  At any time during the Term, Tenant shall, within five (5) Business Days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Project (or have been used on the Project), the nature of such use, and the manner of storage and disposal.

4.12.4 Right to Test.  Landlord may cause testing wells to be installed on the Project, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes.  If Tenant so requests, Landlord shall supply Tenant with copies of such test results.  The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Landlord except to the extent such tests disclose the existence of facts which give rise to liability covered by Tenant’s indemnification obligations in this Section 4.12.  Landlord may retain consultants to inspect the Project, conduct periodic environmental audits, and review any information provided by Tenant, and the reasonable fees of such consultant may be included as a Property Maintenance Cost.  Landlord shall order any test or inspection in anticipation of verifying Tenant’s compliance with its obligations under Section 4.12.5 at least eight (8) months prior to the Expiration Date to provide Tenant sufficient time to address any matters identified in such inspection prior to the Expiration Date.  The foregoing, however, shall not limit Landlord’s right to inspect the Premises upon the expiration or earlier termination of the Lease if Landlord reasonably suspects that Tenant is not then in compliance with its obligations under Section 4.12.5.

4.12.5 Removal of Hazardous Materials on Surrender.  Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials and Cleaning Supplies from the Project that were present due to the handling, storage, treatment, disposal or use by Tenant or Tenant Parties and shall provide a certificate to Landlord from a registered consultant reasonably satisfactory to Landlord certifying that Tenant has caused no contamination of buildings, soil or groundwater in or about the Premises, Building, Outside Areas, or Property in violation of Applicable Laws.  If Tenant fails to so surrender the Project, Tenant shall indemnify and hold Landlord and Indemnitees harmless from all Claims arising out of Tenant’s failure to surrender the Project as required by this Section 4.12.5, including, without limitation, any claims or damages in connection with the condition of the Project including, without limitation, damages occasioned by the inability to relet all or any portion of the Project or a reduction in the fair market and/or rental value of the Project, Building, Outside Areas, and/or Property by reason of the handling, storage, treatment, disposal or use by Tenant or Tenant Parties of any Hazardous Materials in or around the Premises, Building, Outside Areas, and/or Property.  If any action is required to be taken by a governmental authority to test, monitor, and/or clean up Hazardous Materials from the Premises, Building, Outside Areas, and/or Property that were handled, transported, stored, treated, disposed or used by Tenant or any other Tenant Parties and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed and the terms of Section 15.2 (Holding Over) shall apply.  In addition, Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including, without limitation, damages occasioned by the inability to release the Project or a reduction of the fair market and/or rental value of the Premises, Building, Outside Areas, and/or Property.

4.12.6 Event of Default.  Tenant’s failure to comply with any of the requirements of this Section regarding the storage, use, disposal, or transportation of Hazardous Materials and/or Cleaning Supplies, or the appearance of any Hazardous Materials on the Premises, Building, Outside Areas, and/or the Project attributable to Tenant or any Tenant Party without Landlord’s consent shall be Event of Default under this Lease.  The obligations of Landlord and Tenant under this Section 4.12 shall survive the expiration or earlier termination of the Term.  In the event of any inconsistency between any other part of this Lease and this Section 4.12, the terms of this Section shall control.

4.12.7 Tenant Exculpation.  Notwithstanding anything to the contrary contained in this Section 4.12, Section 1.1.30 or elsewhere in the Lease, Tenant shall have no liability or responsibility with respect to (and no obligation to pay for or perform any clean up, removal, remediation or otherwise test for or treat) any Hazardous Materials and/or Cleaning Supplies that exist in, on, under, or about the Project or in, on, under, or about any real property in the vicinity of the Property prior to the Phase I Premises Delivery Date, except to the extent that any hazard posed by such Hazardous Materials and/or Cleaning Supplies is exacerbated by the negligent acts or omissions or willful misconduct of Tenant or Tenant Parties.

4.13 Consumption Data.  Tenant acknowledges that Landlord is subject to the requirements of California’s Nonresidential Building Energy Use Disclosure Program, as more particularly specified in California Public Resources Code Sections 25402.10 et seq. and regulations adopted pursuant thereto. All disclosures, whether made pursuant to the foregoing statute and regulations or other Applicable Laws now existing or hereafter adopted, are collectively referred to herein as “Required Energy Disclosures.” Tenant acknowledges that future Required Energy Disclosures made during the Term of this Lease (and for at least one year thereafter) will be based, in part, on Tenant’s energy usage within the Building, records of which are required to be maintained, and transmitted to the ENERGY STAR® Portfolio Manager system, by electric and gas utilities companies.  Tenant hereby authorizes (and agrees that Landlord shall have the authority to authorize) any electric or gas utility company providing service to the Building to disclose, from time to time, so much of the data collected and maintained by it regarding Tenant’s energy consumption data as may be necessary to cause the Building to participate in the ENERGY STAR® Portfolio Manager system and similar programs.  Tenant further authorizes Landlord to disclose information concerning energy use by Tenant, either individually or in combination with the energy use of other tenants, as applicable, in connection with any Required Energy Disclosures (including data relating to carbon dioxide emissions associated with the operation of the Building), whenever Landlord determines, in good faith, that such disclosure is reasonably necessary to comply with Applicable Laws, provided that Landlord may disclose such information only (a) to the extent and to such recipients as such disclosure is required by Applicable Laws or (b) to prospective purchasers and Encumbrancers.  Tenant shall, within ten (10) Business Days after request by Landlord, provide consumption data in a form reasonably required by Landlord for (i) any utility billed directly to Tenant or any subtenant or licensee of Tenant; and (ii) any submetered or separately metered utility supplied to the Premises, which Landlord is not responsible for reading.  Further, if Tenant utilizes separate service providers from those of Landlord, Tenant hereby consents to Landlord obtaining the consumption data directly from such service providers and, within ten (10) Business Days after written request, Tenant shall execute and deliver to Landlord and the service providers such written releases as the service providers may request evidencing Tenant’s consent to deliver the consumption data to Landlord.  If Tenant fails to deliver any release or to provide any information requested hereunder within said ten (10) Business Day period, then Landlord may charge Tenant the sum of One Hundred Dollars ($100) per day for each day after expiration of said ten (10) Business Day period until such release or consumption data is delivered to Landlord, in addition to any other rights or remedies afforded to Landlord for a default pursuant to Article 12 of this Lease.  Landlord shall not be required to notify Tenant of the making of Required Energy Disclosures; provided, however, that to the extent disclosure to Tenant is required by Applicable Laws, such disclosure may be satisfied by making Required Energy Disclosures available for review by Tenant in the Building management office.  Tenant hereby releases Landlord from any Losses arising out of, resulting from, or otherwise relating to the making of any Required Energy Disclosures.

ARTICLE 5

REPAIRS, MAINTENANCE, SERVICES AND UTILITIES

5.1 Repair and Maintenance.  The parties shall have the following obligations and responsibilities with respect to the repair and maintenance of the Premises, the Building and the Outside Areas (subject to the terms and conditions of Article 10 regarding Casualty where applicable).

5.1.1 Tenant’s Obligation.  Tenant shall, at all times during the Term and at its sole cost and expense, regularly clean and continuously keep and maintain in good order, condition and repair every part of the Premises (including all Alterations) which is not within Landlord’s obligations pursuant to Section 5.1.2,  including, without limiting the generality of the foregoing, (a) all interior walls, floors and ceilings, (b) all windows, doors and skylights, (c) all electrical facilities and equipment, wiring, conduits, connectors and fixtures, (d) all plumbing, pipes, sinks, toilets, faucets and drains, (e) all lighting fixtures, bulbs and lamps, (f) fire-life/safety systems, and (g) all entranceways to the Premises. All glass within the Premises or that is a part of the Premises, both interior and exterior, is at the sole risk of Tenant and any broken glass shall promptly be replaced by Tenant at Tenant’s expense with glass of the same kind, size and quality.  Subject to Section 9.2, Tenant shall, at its sole cost and expense, repair all damage to the Premises, the Building, the Outside Areas or the Project caused by the activities of Tenant Parties promptly following written notice from Landlord to so repair such damage.  If Tenant shall fail to perform the required maintenance or fail to make repairs required of it pursuant to this Section within a reasonable period of time following notice from Landlord to do so, then Landlord may, at its election and without waiving any other remedy it may otherwise have under this Lease or at law, perform such maintenance or make such repairs and charge to Tenant, as Additional Rent, the costs so incurred by, Landlord for same.

5.1.2 Landlord’s Obligation.  Landlord shall, at all times during the Term, maintain in good condition and repair (a) the exterior and structural parts of the Building (including the foundation, subflooring, load-bearing and exterior walls, and roof structure and roof membrane); (b) the heating, ventilating and air-conditioning systems, (c) elevators, (d) the landscaped areas located outside the Building; and (e) driveway and parking areas.  In addition, Landlord shall be responsible for performing repairs required pursuant to Section 5.1.3 notwithstanding any obligations of Tenant pursuant to Section 5.1.1.   Except as provided in Section 5.1.3, the costs incurred by Landlord to perform the foregoing obligations shall be deemed Property Maintenance Costs and charged to Tenant as Additional Rent.  Except as specifically set forth in this Lease and in the Work Letter, Landlord (i) has no obligation to alter, remodel, improve, repair, decorate or paint the Premises, or any part thereof, and (ii) has no obligation respecting the condition, maintenance and repair of the Premises or any other portion of the Project.  Tenant hereby waives all rights, including under Subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law now or hereafter in effect, to make repairs which are Landlord’s obligation under this Lease at the expense of Landlord or to receive any setoff or abatement of Rent or in lieu thereof to vacate the Premises or terminate this Lease.

5.1.3 Warranty of Building Systems.  Landlord shall deliver the Premises with the Building Systems in good working order.  If, during the one (1) year period following the Lease Commencement, it is determined that any of the Building Systems are not in good working order, then Landlord shall not be liable to Tenant for any damages, but Landlord, at no cost to Tenant (including as Property Maintenance Expenses), shall promptly take such other action as may be necessary to place the applicable Building System in the good working condition; provided, however, that if Tenant does not give Landlord written notice of any deficiency of any of the Building Systems within one (1) year after the Lease Commencement , Landlord shall not be responsible for correcting such condition pursuant to this Section 5.1.4 but rather such condition shall be corrected as otherwise provided in the Lease and the cost of performing such correction shall be included in Property Maintenance Expenses, to the extent permitted pursuant to Section 3.2 or performed by Tenant as required under Section 5.1.1.  Landlord’s warranty hereunder does not cover the cost of normal repair, maintenance or replacement expected in light of the specifications of the applicable construction materials, equipment or system.

5.1.4 Tenant’s Obligations as to Building System Maintenance.  To the extent Tenant is obligated to maintain any Building Systems pursuant to Section 5.1.1, Tenant’s obligation is subject to the further terms and conditions of this Section.  In performing such obligations, Tenant shall fully comply with all operation, maintenance, repair and replacement regulations and requirements prescribed by the manufacturer or contractor of each such Building System and/or reasonably required by Landlord for the proper functioning and maintenance of such Building Systems (the “Maintenance Specifications”).  Tenant shall enter into and keep in full force and effect continuously throughout the Term maintenance contracts which, in the aggregate, provide coverage for the operation, maintenance, repair and replacement costs for such Building Systems with a qualified, licensed contractor(s) from the list attached hereto as Exhibit I which may be revised from time to time by Landlord (the “Building Systems Maintenance Contracts”).  Each such Building Systems Maintenance Contract shall provide for periodic inspection and preventive maintenance of the applicable Building Systems at least once every ninety (90) days during the Term (or such other frequency as recommended by the manufacturer or contractor and in accordance with the Maintenance Specifications) and servicing and replacement of the Building Systems (or components thereof) in accordance with the requirements of Section 5.1.1 and the Maintenance Specifications and shall otherwise be in form reasonably satisfactory to Landlord.  Landlord shall be named as a third party beneficiary to each Building Systems Maintenance Contracts and shall be entitled to directly enforce the terms of such Building Systems Maintenance Contracts, including the warranties and guaranties contained therein.  After reasonable notice, except in emergencies where no such notice shall be required, Landlord and Landlord’s agents and representatives, shall have the right to enter the Premises to inspect the Building Systems.  At least thirty (30) days prior to the expiration or earlier termination of the Term, Landlord shall cause an inspection of the Building Systems to be performed by a qualified, licensed contractor and obtain a cost estimate to bring each major component of the Building Systems into good working order and condition.  Provided that any repair or maintenance of the Building Systems does not include any Major Alterations, Tenant’s performance of its obligations under this Section 5.1.4  shall not require compliance with the provisions of Article 6.   If a component of the Building Systems must be replaced, Landlord shall perform such replacement and the cost thereof shall be a Property Maintenance Costs, and, to the extent such cost constitutes a capital expenditure as determined in accordance with sound real estate accounting and management principles consistent with those generally utilized in Comparable Buildings, amortized or expensed as an Included Capital Item as provided in Section 1.1.30.

5.1.5 Tenant’s Right to Direct HVAC Adjustments and Routine Maintenance.  As provided in Sections 5.1.2 and 5.1.3, Landlord shall contract for the maintenance and repair of the heating, ventilating and air-conditioning systems.  However, Tenant shall be permitted to directly contact Landlord’s contractor to request adjustments or modifications to the levels of performance of the heating, ventilating and air-conditioning equipment and systems and to submit work orders for routine repair or maintenance of the heating, ventilating and air-conditioning equipment and systems in accordance with specifications applicable to the equipment or system requiring service.

5.2 Utilities.  Tenant shall arrange, at its sole cost and expense and in its own name, for the supply of gas and electricity to the Premises.  Landlord shall maintain the water meter(s) in its own name; provided, however, that if, at any time during the Term, Landlord shall require Tenant to put the water service in Tenant’s name, Tenant shall do so at Tenant’s sole cost.  Tenant shall be solely responsible for determining if the local supplier of water, gas and electricity can supply the needs of Tenant and whether or not the existing water, gas and electrical distribution systems within the Building and the Premises are adequate for Tenant’s needs, and determining if the existing sanitary and storm sewer systems now servicing the Premises and the Project are adequate for Tenant’s needs.  Tenant shall pay all charges for water, gas, electricity, and storm and sanitary sewer services as so supplied to the Premises, irrespective of whether or not the services are maintained in Landlord’s or Tenant’s name.

5.3 Telecommunication and Data Services.  Tenant shall separately arrange with, and pay directly to, the applicable telecommunications and data companies or providers, as the case may be, for the furnishing, installation and maintenance of all Tenant’s telecommunications and data services at the Premises.  Landlord shall not be liable for any damages resulting from interruption of, or Tenant’s inability to receive such service, and any such inability shall not relieve Tenant of any of its obligations under this Lease. If Landlord gives such consent, all equipment must be installed within the Premises in accordance with such conditions as Landlord may reasonably impose.  All telecommunications cabling and wiring shall be installed, repaired, maintained, modified, terminated, and removed at Tenant’s expense by an experienced and qualified contractor approved in writing in advance by Landlord and in accordance with the Building’s riser management program then in effect.All cabling and wiring shall be appropriately installed to prevent electromagnetic fields or radiation that interferes with other cabling or wiring and shall be surrounded by a protective conduit reasonably acceptable to Landlord.  Tenant shall label all telephone, computer, or other data cabling at the time of installation.  Tenant shall be responsible, at Tenant’s expense, for any and all of Tenant’s telephones, telecopiers, computers, telephone switching, telephone panels and related equipment.  Tenant shall protect, defend, indemnify, and hold harmless Landlord and Indemnitees from and against any and all Claims incurred by or asserted against Landlord arising out of or resulting from Tenant’s installation, use, repair, maintenance or removal of telecommunications cabling or wiring, including, but not limited to, the costs of repair.  Unless Landlord notifies Tenant to the contrary at least thirty (30) days prior to the expiration of this Lease or within ten (10) after the earlier expiration of this Lease, prior to the expiration of the Term or promptly following any earlier termination of this Lease, Tenant shall remove all such cabling, wiring and equipment and restore the Premises and Building to substantially the same condition as before installation thereof.

5.4 Security.  Tenant acknowledges that Landlord has not undertaken any duty whatsoever to provide security for the Premises, the Building, the Outside Areas or the Project and, accordingly, Landlord is not responsible for the security of same or the protection of Tenant’s property or Tenant’s employees, invitees or contractors.  To the extent Tenant determines that such security or protection services are advisable or necessary, Tenant shall arrange for and pay the costs of providing same.

5.5 Energy and Resources.  Landlord may voluntarily cooperate in a reasonable manner with the efforts of governmental agencies and/or utility suppliers in reducing energy or other resource consumption within the Project or in reducing other environmental impacts.  Tenant shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation.  Tenant agrees at all times to cooperate fully with Landlord and to abide by all reasonable rules established by Landlord (a) in order to maximize the efficient operation of the Building Systems and all other energy or other resource consumption systems within the Project and/or (b) comply with the requirements and recommendations of utility suppliers and governmental agencies regarding such matters, and (c) in order to continue and comply with any Sustainable Practices of the Project.

5.6 Limitation of Landlord’s Liability.  Except for injury, damages or loss which arises from the gross negligence or willful misconduct by Landlord, Landlord shall not be liable to Tenant for injury to Tenant or other Tenant Parties, damage to Tenant’s property or loss of Tenant’s business or profits or any other consequential damages, nor shall Tenant be entitled to terminate this Lease or to any reduction in or abatement of Rent by reason of (a) any failure, interruption, rationing or other curtailment in the supply of water, electric current, gas or other utility service to the Premises, the Building, the Outside Areas or the Project, or (b) Landlord’s failure to perform any maintenance or repairs to the Premises, the Building, the Outside Areas or the Project, except to the extent that Landlord is expressly obligated to perform such maintenance and repairs under this Lease, in which case Tenant’s remedy is as set forth in Section 12.8 of this Lease.

ARTICLE 6

ALTERATIONS

6.1 By Tenant.  Except for Minor Alterations, Tenant shall not make or permit to be made any Alterations without Landlord’s prior written consent, which as to any Major Alterations may be given or withheld in Landlord’s sole discretion. All Alterations shall be performed only by contractors, engineers or architects reasonably approved by Landlord, and shall be made in accordance with complete and detailed architectural, mechanical and engineering plans and specifications approved in writing by Landlord.  Landlord shall not unreasonably withhold or delay its approval of any such contractors, engineers, architects, plans or specifications, except as limited pursuant to Section 6.6 with respect to Minor Alterations. All such Alterations, once so approved, shall be made, constructed or installed by Tenant at Tenant’s expense, shall be performed in  good and workmanlike manner using new materials of good quality and shall comply with all Requirements.  Tenant shall not commence the making of any such Alterations until (a) all required governmental approvals and permits shall have been obtained, (b) all requirements regarding insurance imposed by this Lease have been satisfied, (c) Tenant shall have given Landlord at least five (5) Business Days prior written notice of its intention to commence such work so that Landlord may post and file notices of non-responsibility, and (d) any and all conditions to Landlord’s approval of such work have been satisfied to Landlord’s reasonable satisfaction.  Tenant shall not make any Alterations to the Outside Areas.  As used in this Article, Alterations shall include the installation of additional electrical outlets, overhead lighting fixtures, drains, sinks, partitions, doorways, or the like. As a part of and at the time granting Landlord’s approval for Tenant to make Alterations, Landlord may require that Tenant remove any such Alterations prior to the expiration or earlier termination of the Term and repair any damage caused by such removal or restore the Premises at Tenant’s cost.  At Landlord’s request, Tenant shall pay Landlord’s reasonable out of pocket costs to inspect the construction of Tenant’s Alterations and to have Landlord’s architect revise Landlord’s drawings to show the work performed by Tenant.

6.2 Insurance.  Tenant (or Tenant’s general contractor) shall maintain during the course of construction, at its sole cost and expense, builders’ risk insurance for the amount of the completed value of the Alterations on an all-risk non-reporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as Landlord shall reasonably require in connection with the Alterations.  In addition, Tenant shall ensure that its contractors procure and maintain in full force and effect during the course of construction a commercial general liability, and if necessary, an umbrella liability policy of insurance naming Landlord Insureds as additional insureds.  The minimum limit of coverage of such policy shall be not less than Five Million Dollars ($5,000,000) per occurrence and not less than Five Million Dollars ($5,000,000) per project aggregate, and the commercial general liability policy shall contain a separation of insureds endorsement.  Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Five Million Dollars ($5,000,000).  Products and completed insurance shall continue for a period at least equal to the statute of limitations.

6.3 Ownership of Improvements.  All Alterations  shall be deemed real property and a part of the Premises, but shall remain the property of Tenant during the Term.  Any Alterations, once completed, shall not be altered or removed from the Premises during the Term without Landlord’s written approval first obtained in accordance with the provisions of Section 6.1 above.  At the expiration or earlier termination of this Lease, all such Alterations shall automatically become the property of Landlord and shall be surrendered to Landlord as a part of the Premises as required pursuant to Section 15.1, unless Landlord shall require Tenant to remove any of Alterations in accordance with the provisions of Section 6.1 and Section 15.1, in which case Tenant shall so remove same.  Landlord shall have no obligation to reimburse to Tenant all or any portion of the cost or value of any such Alterations so surrendered to Landlord.  All lighting, plumbing, electrical, heating, ventilating and air conditioning equipment, partitioning, window coverings, wall coverings and floor coverings installed by Tenant shall be deemed improvements to the Premises and not trade fixtures of Tenant.

6.4 Required Alterations.  Tenant shall, at its sole cost, make all Alterations to the Project that are required by any Requirements because of (a) Tenant’s particular and unique use (including Tenant’s use of a portion of the Premises as a Cafeteria or a Fitness Facility) or occupancy of, or business conducted in, the Premises other than for general office and research and development, (b) Tenant’s application for any permit or governmental approval, or (c) Tenant’s making of any Alterations to or within the Premises.  Except as provided for in the preceding sentence, if Landlord shall, at any time during the Term, (a) be required by any governmental authority to make any Alterations to the Building or the Project, or (b) modify the existing (or construct additional) capital improvements or provide building service equipment for the purpose of reducing the consumption of utility services or Property Maintenance Costs for the Project, the cost incurred by Landlord in making such Alterations, including a ten percent (10%) per annum cost-of-money factor, shall be considered a Property Maintenance Costs and if an Included Capital Item, amortized or expensed as an Included Item as provided in Section 1.1.30.

6.5 Liens.  Tenant shall keep the Premises and the Project free from any liens arising out of any work performed or obligations incurred by or for, or materials furnished to, Tenant pursuant to this Lease or otherwise.  Landlord shall have the right to post and keep posted on the Premises any notices permitted or required by law or which Landlord may deem to be proper for the protection of Landlord and the Project from such liens.  If Tenant does not, within ten (10) days following Tenant’s receipt of notice of any such lien, cause the same to be released of record or bonded against, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by any means as Landlord shall deem proper, including by payment or settlement of the claim giving rise to such lien.  All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith (including, without limitation, reasonably attorneys’ fees), shall be payable to Landlord by Tenant, as additional rent, on demand, together with interest at the Interest Rate from the date such expenses are incurred by Landlord to the date of the payment thereof by Tenant to Landlord.  The bond permitted under this Section shall be issued by a company reasonably acceptable to Landlord.

6.6 Minor Alterations.  Notwithstanding any provision in the foregoing to the contrary, Tenant may construct Minor Alterations in the Premises without Landlord’s prior written consent, but with prior notification to Landlord.  Before commencing construction of Minor Alterations, Tenant shall submit to Landlord such documentation as Landlord may reasonably require to determine whether Tenant’s proposed Alterations qualify as Minor Alterations.  Except to the extent inconsistent with this Section 6.6, Minor Alterations shall otherwise comply with the provisions of this Article 6.  All references in this Lease to “Alterations” shall mean and include Minor Alterations.

ARTICLE 7

ASSIGNMENT AND SUBLETTING

7.1 Restrictions on Tenant’s Transfers.  Tenant shall not, without the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold, conditioned or delayed beyond fifteen (15) Business Days following Landlord’s receipt of a Notice of Proposed Transfer pursuant to Section 7.2:  (a) assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise; (b) sublet the Premises or any part thereof; or (c) permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”).

7.2 Notice of Proposed Transfer.  If Tenant shall desire Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing (“Notice of Proposed Transfer”).  Any such Notice of Proposed Transfer shall include: (a) the proposed effective date which shall not be less than twenty (20) days after the date of Tenant’s Notice of Proposed Transfer, (b) the portion of the Premises to be Transferred (herein called the “Subject Space”), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, a copy of a term sheet setting forth the terms of the proposed Transfer, and an estimated calculation of the Excess Rent (as defined in Section 7.5) in connection with such Transfer, (d) financial statements of the proposed Transferee for the three (3) year period immediately preceding the Notice of Proposed Transfer (or, if the proposed Transferee has been in existence for less than three (3) years, for such shorter period as may be applicable) certified by an officer, partner or owner thereof and any other information reasonably necessary to enable Landlord to determine the financial responsibility (including, without limitation, bank references and contacts at other of Tenant’s funding sources) of the proposed Transferee, and a description of the nature of such Transferee’s business and proposed use of the Subject Space, and (e) such other information as Landlord may reasonably require.  Landlord shall give Tenant written notice of its approval or disapproval of a proposed Transfer within fifteen (15) Business Days after receipt of the Notice of Proposed Transfer (including the information required above).

7.3 Standards and Conditions for Approval.  Without limiting the grounds on which it may be reasonable for Landlord to withhold its consent to a proposed Transfer, Tenant acknowledges that Landlord may reasonably withhold its consent in the following instances:  (a) if there exists an Event of Default; (b) if Tenant has not demonstrated to Landlord’s satisfaction that the Transferee is financially responsible, with sufficient Net Worth, properly and successfully to operate its business in the Premises and meet the financial and other obligations under the terms of the Transfer; (c) if, in Landlord’s judgment, the Transferee’s business, use and/or occupancy of the Premises would (i) violate any of the terms of this Lease or any other agreement encumbering the Project, or (ii) require any alterations which would reduce the value of the Premises; (d) if the Transferee is a governmental or quasi-governmental agency, foreign or domestic; (e) if the Transferee is an existing tenant in the Project; (f) if the Transferee is negotiating with Landlord (or has negotiated with Landlord during the six (6) month period immediately preceding the date of the Notice of Proposed Transfer) to lease space in the Project; (g) if, in the case of a sublease, the rent payable under the sublease is less than the then-current published or generally quoted market rate for the Building; or (h) if the Transfer is prohibited under Article 19.

7.4 Costs and Expenses.  As a condition to the effectiveness of any Transfer under this Article 7, Tenant shall reimburse Landlord for Landlord’s reasonable attorneys’ fees incurred by Landlord in evaluating Tenant’s requests for consent or notifications for a Transfer, whether or not Landlord consents or is required to consent to a Transfer.

7.5 Excess Rent.

7.5.1 If Landlord approves a Transfer, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of any Excess Rent received by Tenant.  The term “Excess Rent” means all rent, additional rent, and other consideration paid by a Transferee in excess of the Rent payable by Tenant under this Lease (on a rentable square foot basis, if less than the entire Premises is transferred), after deducting Permitted Transfer Costs.  As used herein, “Permitted Transfer Costs” means the actual costs incurred and paid by Tenant for (a) any third party leasing commissions that are reasonable and customary for the market in which the Premises are located and (b) any tenant improvement allowance paid by Tenant to the Transferee for improvements made in the Premises with Landlord’s approval.  For purposes of the foregoing calculation, the leasing commissions and any tenant improvement allowance shall be amortized on a straight-line basis over the term of the applicable assignment or sublease.  If part of the consideration for such Transfer shall be payable other than in cash, Landlord’s share of such non-cash consideration shall be in such form as is reasonably satisfactory to Landlord.  If Tenant shall enter into multiple Transfers, the Excess Rent shall be calculated independently with respect to each Transfer.  The Excess Rent due Landlord hereunder shall be earned and paid monthly, within five (5) days after Tenant receives any Excess Rent from the Transferee.  Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof.  If the Excess Rent respecting any Transfer shall be found to be understated, Tenant shall within thirty (30) days after demand pay the deficiency, and if understated by more than three percent (3%), Tenant shall pay Landlord’s costs of such audit.

7.5.2 If a Casualty or taking occurs with respect to Tenant's Adjacent Premises and, as a result thereof, (a) Landlord terminates the lease for Tenant's Adjacent Premises pursuant to the applicable provisions of Section 10.3 or Section 11.2 of such lease and (b) Tenant determines that it is not viable for Tenant to remain in the Project with the resulting reduced square footage and elects to assign this Lease or sublease the entirety of the Premises (in one or more subleases), no Excess Rent shall be due or payable to Landlord in connection with such assignment or at any time while Tenant is subleasing the entirety of the Premises.

7.6 Terms of Consent.  If Landlord consents to a Transfer (and does not exercise any recapture right pursuant to Section 7.7):  (a) the terms and conditions of this Lease, including among other things, Tenant’s liability for the Subject Space, and Rent with respect thereto, shall in no way be deemed to have been released, waived or modified, (b) such consent shall not be deemed consent to any further Transfer by either Tenant or the Transferee, (c) no Transferee shall succeed to any rights provided in this Lease or any amendment hereto to extend the Term, expand the Premises, or lease additional space unless expressly permitted hereunder; (d) Tenant shall deliver to Landlord promptly after execution, an executed copy of all documentation pertaining to the Transfer, and (e) Tenant shall furnish upon Landlord’s request a complete statement, certified by Tenant’s chief financial officer, setting forth in detail the computation of any Excess Rent Tenant has derived and shall derive from such Transfer.  Each Transferee under an assignment of this Lease, other than Landlord, must expressly assume all of the provisions, covenants and conditions of this Lease on the part of Tenant thereafter to be kept and performed.  Each sublease shall be made subject to this Lease and all the terms, covenants and conditions of this Lease.  No subtenant (other than Landlord) shall have the right to further Transfer its interest in the Subject Space.  The surrender of this Lease by Tenant, or a mutual cancellation thereof, or the termination of this Lease in accordance with its terms, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or operate as an assignment to Landlord of any or all such subleases.

7.7 Landlord’s Recapture Right.  Notwithstanding anything to the contrary contained in this Article 7, in the event that Tenant contemplates a Transfer, Tenant shall give Landlord notice (the “Intention to Transfer Notice”) of such contemplated Transfer (whether or not the contemplated Transferee or the terms of such contemplated Transfer have been determined); provided, however, that Landlord hereby acknowledges and agrees that Tenant shall have no obligation to deliver an Intention to Transfer Notice hereunder, and Landlord shall have no right to recapture space with respect to, (a) any sublease so long as (i) following such sublease, the Transferee together with all other prior Transferees (other than any Transferees pursuant to a Permitted Transfer) do not occupy more than fifty percent (50%) of the rentable square footage of the Premises and (ii) such sublease is for less than substantially the remainder of the Term, or (b) a Permitted Transfer.  The Intention to Transfer Notice shall specify the portion of and amount of rentable square feet of the Premises which Tenant intends to Transfer (the “Contemplated Transfer Space”), the contemplated date of commencement of the Contemplated Transfer (the “Contemplated Effective Date”), and the contemplated length of the term of such contemplated Transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 7.7 in order to allow Landlord to elect to recapture the Contemplated Transfer Space for the remainder of the Lease Term.  Thereafter, Landlord shall have the option, by giving written notice to Tenant (the “Recapture Notice”) within thirty (30) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space.  Tenant shall have fifteen (15) Business Days after receipt of the Recapture Notice to withdraw the Contemplated Transfer Space which triggered the Recapture Notice.  Should the Contemplated Transfer Space be withdrawn, no recapture shall occur and Tenant shall remain in possession.  Any recapture under this Section 7.7 shall cancel and terminate (or suspend if not for the remainder of the Lease Term) this Lease with respect to the Contemplated Transfer Space as of the Contemplated Effective Date.  In the event of a recapture by Landlord, (i) Landlord, at its cost, shall install, on a commercially reasonable basis, any corridor and/or demising wall which is required as a result of a recapture by Landlord pursuant to the terms hereof, (ii) the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises; and (iii) this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same.  If Landlord declines, or fails to elect in a timely manner, to recapture the Contemplated Transfer Space under this Section 7.7, then, subject to the other terms of this Article 7, for a period of six (6) months (the “Six Month Period”) commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Six Month Period; provided however, that any such Transfer shall be subject to the remaining terms of this Article 7.  If such a Transfer is not so consummated within the Six Month Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Six Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated Transfer, as provided above in this Article 7.

7.8 No Release.  No Transfer shall release Tenant from its obligations under this Lease, whether arising before or after the Transfer.  The acceptance of Rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision of this Article 7.  Upon an Event of Default by any Transferee of Tenant in the performance of any of the terms, covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee.  No consent by Landlord to any further Transfer of this Lease, or to any modification, amendment or termination of this Lease, or to any extension, waiver or modification of payment or any other obligations under this Lease, or any other action by Landlord with respect to any Transferee, or the insolvency, bankruptcy or Event of Default of any such Transferee, shall affect the continuing liability of Tenant for its obligations under this Lease, and Tenant waives any defense arising out of or based thereon, including any suretyship defense of exoneration.  Landlord shall have no obligation to notify Tenant or obtain Tenant’s consent with respect to any of the foregoing matters.

7.9 No Encumbrance.  Notwithstanding anything to the contrary contained in this Article 7, Tenant shall have no right to encumber, pledge, hypothecate or otherwise transfer this Lease, or any of Tenant’s interest or rights hereunder, as security for any obligation or liability of Tenant.  Without limiting the generality of the foregoing, Tenant expressly agrees that Tenant shall not, and Tenant has no right to, encumber, pledge, or hypothecate any leasehold improvements or alterations, including fixtures.

7.10 Assignment or Subletting without Landlord’s Consent.

7.10.1 The provisions of this Article shall not apply to (a) the transfer of stock in Tenant so long as Tenant is a publicly traded corporation, which stock is listed on a national or regional stock exchange or over the counter stock exchange, or (b) the issuance of stock in Tenant in a public offering.

7.10.2 Notwithstanding any contrary provision in this Article 7, Tenant may, without Landlord’s consent, assign this Lease to (a) an Affiliate of Tenant, (b) a successor to Tenant by merger or consolidation, or (c) a successor to Tenant by purchase of all or substantially all of Tenant’s assets (a “Permitted Transfer”), provided that (i) Tenant is not then in Event of Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute an Event of  Default hereunder, (ii) at least ten (10) Business Days before the Transfer, Tenant notifies Landlord of the Transfer and delivers to Landlord any documents or information reasonably requested by Landlord relating thereto, including reasonable documentation that the Transfer satisfies the requirements of this Section 7.10.2 (provided that Tenant shall be obligated to provide such notice only to the extent Tenant is permitted to do so in accordance with Applicable Laws), (iii) in the case of an assignment pursuant to clause (a) or (c) above, the Transferee executes and delivers to Landlord, at least ten (10) Business Days before the assignment, a commercially reasonable instrument pursuant to which the Transferee assumes, for Landlord’s benefit, all of Tenant’s obligations hereunder, (iv) in the case of an assignment pursuant to clause (b) above including an assignment to a successor that is an Affiliate of Tenant, (1) the successor entity has a Net Worth immediately after the Transfer that is not less than Tenant’s Net Worth immediately before the Transfer, and (2) if Tenant is a closely held professional service firm, at least seventy five percent (75%) of its equity owners existing twelve (12) months before the Transfer are also equity owners of the successor entity, (v) in the case of an assignment pursuant to clause (b) or (c) above, as a condition to such Transfer being deemed a Permitted Transfer, Landlord may require, at its election, that the parent company of the successor to Tenant or the parent of the entity acquiring Tenant’s assets, as applicable, assumes in writing all obligations of Tenant hereunder as direct obligations to Landlord in place of the successor or acquiring entity,  and not as a surety or guarantor, (vi) the transfer is made for a good faith operating business purpose and not in order to evade the requirements of this Article 7, and (vii) the Transfer is not prohibited pursuant to Article 19.  For purposes of this Section 7.10.2), the term “Affiliate” means any corporation or other entity which Controls, is Controlled by, or is under common Control with Tenant.  The term “substantially all of Tenant’s assets” shall mean at least ninety percent (90%) of such assets.  For purposes of this Lease, the term “Permitted Assignee” shall mean a Transferee to whom Tenant assigns all of its right, title and interest in and to this Lease and who assumes all of Tenant’s obligations under this Lease and which assignment is a Permitted Transfer.

7.11 Tenant Remedies.  Notwithstanding anything to the contrary in this Lease, if Tenant claims that Landlord has unreasonably withheld, conditioned, or delayed its consent under this Article 7 or otherwise has breached or acted unreasonably under this Article 7, Tenant’s remedies shall be declaratory judgment and an injunction for the relief sought, and/or an action for compensatory monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right provided under California Civil Code Section 1995.310 or other Applicable Laws to terminate this Lease.

ARTICLE 8

WAIVER AND RELEASE AND INDEMNITY

8.1 Waiver and Release.  To the fullest extent permitted by Requirements, neither Landlord nor any Indemnitees shall be liable to Tenant or any other Tenant Parties for, and Tenant waives as against and releases Landlord and the other Indemnitees from, any and all Claims for loss or damage to any property or injury, illness or death of any person in, upon or about the Premises and/or any other portion of the Project, arising at any time and from any cause whatsoever.  The foregoing waiver shall apply to (a) Claims caused in whole or in part by any third party, (b) Claims caused in whole or in part by any active or passive act, error, omission, or negligence of Landlord or any other Indemnitee, (c) Claims in which liability without fault or strict liability is imposed, or sought to be imposed, on Landlord or any other Indemnitee, and (d) Claims caused in whole or in part by earthquake or earth movement, gas, fire, oil, electricity or leakage from the roof, walls, windows, basement or other portion of the Premises or the Project.  The foregoing waiver shall not apply to release Landlord from any liability to the extent that any damage is proximately caused by Landlord’s gross negligence or willful misconduct of Landlord or its employees, representatives and agents.

8.2 Tenant’s Indemnification of Landlord.  To the fullest extent permitted by Requirements, Tenant shall indemnify, defend, protect and hold Landlord and the other Indemnitees harmless of and from Claims to the extent arising out of or in connection with, or related to any of the following, including, but not limited to, Claims brought by or on behalf of employees of Tenant, with respect to which Tenant waives, for the benefit of the Indemnitees, any immunity to which Tenant may be entitled under any worker’s compensation laws:  (a) the making of Alterations, or (b) injury to or death of persons or damage to property occurring or resulting directly or indirectly from: (i) the use or occupancy of, or the conduct of business in, the Premises; (ii) the use, generation, storage, handling, release, transport, or disposal by Tenant or any other Tenant Parties of any Hazardous Materials in or about the Premises or any other portion of the Project; (iii) any other occurrence or condition in or on the Premises; and (iv) acts, neglect or omissions of Tenant or any other Tenant Parties in or about any portion of the Project.  The foregoing indemnification shall not apply to the extent that any damages are proximately caused by Landlord’s gross negligence or willful misconduct.  Landlord shall have the right to reasonably approve legal counsel proposed by Tenant for defense of any Claim indemnified against hereunder or under any other provision of this Lease.  If Landlord reasonably disapproves the legal counsel proposed by Tenant for the defense of any Claim indemnified against hereunder, Landlord shall have the right to appoint its own legal counsel, the reasonable fees, costs and expenses of which shall be included as part of Tenant’s indemnity obligation hereunder.

ARTICLE 9

INSURANCE

9.1 Tenant’s Insurance.

9.1.1 Commercial General Liability Insurance.  Tenant shall, at Tenant expense, secure and keep in force and effect a commercial general liability insurance policy covering the Premises, insuring Tenant against liability for bodily injury, death and broad form property damage and personal and advertising injury and including coverage for premises and products/completed operations (including the use of owned and non-owned equipment), damage to rented premises and blanket contractual liability.  Such insurance shall be on an occurrence basis with a combined single limit of liability of not less than the amount of Five Million Dollars ($5,000,000), which liability limits may be satisfied with a combination of primary and excess/umbrella liability insurance. The policy or policies shall be endorsed to name Landlord and such others as are designated by Landlord as additional insureds.  The limits of said insurance required by this Lease as carried by Tenant shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder.  Such policy of insurance shall be issued as a primary policy and not contributing with or in excess of coverage that Landlord may carry.  It is the specific intent of the parties that all insurance held by Landlord shall be excess, secondary and non-contributing.

9.1.2 Personal Property. Tenant shall, at Tenant’s expense, maintain in full force and effect on all of its personal property, furniture, furnishings, trade or business fixtures, cabling and equipment (collectively, “Tenant’s Property”) on the Premises, causes of loss – special form property insurance in an amount equal to one hundred percent (100%) of the full replacement cost thereof and including coverage for sprinkler leakage.  During the Term of this Lease, the proceeds from any such insurance shall be used for the repair or replacement of Tenant’s Property.  Landlord shall have no interest in the insurance upon Tenant’s Property.  Landlord will not carry insurance on Tenant’s Property.

9.1.3 Worker’s Compensation Insurance; Employer Liability Insurance.  Tenant shall, at Tenant’s expense, maintain in full force and effect workers’ compensation insurance as required by any Applicable Law, and employers’ liability insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease, and waiver by Tenant’s insurer of any right of subrogation against Landlord and Landlord’s property manager by reason of payment under such coverage.

9.1.4 Business Interruption.  Tenant shall, at Tenant’s expense, maintain in full force and effect business income and extra expense insurance with coverage equal to no less than twelve (12) months of income and expenses, including all Rent payable by Tenant under this Lease.

9.1.5 Automobile Liability.  Tenant shall, at Tenant’s expense, maintain automobile liability insurance including coverage on owned, hired, and non-owned automobiles and other vehicles, if used in connection with the performance of the work, with bodily injury and property damage limits of not less than One Million Dollars ($1,000,000) per accident.

9.1.6 General Requirements.  Each policy of insurance required to be carried by Tenant pursuant to this Article 9 shall be provided by carriers licensed to do business in the State of California, and shall have a Best’s Financial Strength Rating of A or better and a Best’s Financial Size Rating of VI or better. Prior to the time Tenant or any of its contractors enters the Premises, Tenant shall deliver to the Landlord with respect to each policy of insurance required to be carried by Tenant pursuant to this Article 9, a certificate of the insurer certifying, in a form reasonably satisfactory to the Landlord, that the policy has been issued and premium paid providing the coverage required by this Article 9 and containing the provisions herein.  Attached to such a certificate shall be endorsements naming Landlord as additional insured under the liability insurance, and including the wording under primary insurance above.  Tenant shall, at least ten (10) days prior to expiration of each policy, furnish Landlord with certificates of renewal thereof.  Each certificate shall expressly provide that such policies shall not be cancelable except after thirty (30) days prior written notice to Tenant and Tenant shall immediately thereafter notify Landlord and the other parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days’ notice has been given to Landlord).  Landlord may at any time and from time-to-time inspect and/or copy any and all insurance policies required to be carried by Tenant pursuant to this Article 9.  If, at any time during the Term, the amount or coverage of insurance which Tenant is required to carry under Section 9.1 is, in Landlord’s reasonable judgment, materially less than the amount or type of insurance coverage typically carried by tenants leasing space in Comparable Buildings which are similar to and operated for similar purposes as the Premises or if Tenant’s use of the Premises should change with or without Landlord’s consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under Section 9.1.

9.2 Mutual Waiver of Subrogation.  Each party, for itself and on behalf of its insurer, releases and waives any right to recover against the other party, including officers, employees, agents and authorized representatives (whether in contract or tort) of such other party, that arise or result from any and all loss of or damage to any property of the waiving party located within or constituting part of the Project, including the Premises, to the extent of amounts payable under a standard ISO Commercial Property insurance policy or such additional property coverage as the waiving party may carry (with a commercially reasonable deductible), whether or not due to the negligence of such other party and whether or not the party suffering the loss or damage actually carries any insurance, recovers under any insurance or self-insures the loss or damage.  Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party shall immediately notify its insurer, in writing, of the terms of these mutual waivers and have its insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers.  This mutual waiver is in addition to any other waiver or release contained in this Lease.

9.3 Landlord’s Insurance.  Landlord shall purchase and keep in force a causes of loss – special form ISO standard property insurance policy covering the Building (including the Tenant Improvements constructed by Landlord pursuant to the Work Letter) and the Project, in an amount equal to one hundred percent (100%) of the replacement cost of the Project Buildings (including the Tenant Improvements constructed by Landlord pursuant to the Work Letter, but excluding any Alterations) (exclusive of foundations, footings and other underground improvements).  Landlord may also purchase and maintain such additional insurance coverage as Landlord may from time to time deem prudent, or as may be required by Landlord’s Encumbrancer, including commercial general liability insurance and insurance coverage against the risks of earthquake, flood damage, terrorism or other perils, and rental loss coverage.  All insurance carried by Landlord shall be issued by such companies, and on such terms and conditions as Landlord may from time to time determine; provided that in all events, such property insurance shall cover the full replacement cost of the Building, and the premiums for all insurance maintained by Landlord from time to time shall be included in Landlord’s Insurance Costs.  Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Project of any insurer necessary for the maintenance of reasonable property and commercial general liability insurance, covering the Building and the Project.

ARTICLE 10

CASUALTY DAMAGE

10.1 Landlord’s Restoration Obligation.  If any portion of Tenant’s Building shall be damaged or destroyed by fire or other casualty (collectively, “Casualty”), Tenant shall give immediate written notice thereof to Landlord.  Unless this Lease is terminated as provided in Section 10.3 or Section 10.4, Landlord shall proceed to repair and restore the damage (“Landlord’s Restoration Work”), with reasonable diligence and promptness, given the nature of the damage to be repaired, to substantially the same condition existing prior to the Casualty except for modifications required by zoning and building codes and other Applicable Laws and subject to reasonable delays for insurance adjustments, compliance with zoning laws, building codes, and other Applicable Laws and Force Majeure events.  Landlord’s Restoration Work does not include repair and restoration of the Tenant Improvements or subsequent Alterations made by Tenant or repair and restoration to Tenant’s equipment, furniture, furnishings, trade fixtures or personal property.  Unless this Lease is terminated as provided in Section 10.3 or Section 10.4, if and to the extent that any damaged Tenant Improvements or Alterations must be removed in order for Landlord to effect Landlord’s Restoration Work or to eliminate any hazard or nuisance resulting from such damaged Tenant Improvements or Alterations, then, after Landlord gives Tenant access for that purpose, Tenant shall proceed with reasonable diligence, given the nature of the work, to remove such damaged Tenant Improvements or Alterations in accordance with Applicable Laws, subject to reasonable delays for insurance adjustments and Force Majeure events.

10.2 Landlord’s Repair Notice.  Landlord, as soon as reasonably possible but in any event within sixty (60) days after the date of the Casualty, shall deliver a written notice to Tenant (“Landlord’s Casualty Notice”) indicating Landlord’s election (a) to perform Landlord’s Restoration Work, including Landlord’s good faith estimate (which shall be based on Landlord’s consultation with a qualified, independent, experienced and reputable architect and/or general contractor experienced in similar types of Landlord’s Restoration Work) of the number of days (assuming no unusual delays in the receipt of insurance proceeds, no overtime or other premiums, and no Force Majeure event) measured from the date of the Casualty that will be required for Landlord to substantially complete Landlord’s Restoration Work (the “Estimated Restoration Period”) or (b) to terminate this Lease pursuant to Section 10.3 as of the date specified in Landlord’s Casualty Notice, which date shall not be less than thirty (30) nor more than sixty (60) days after the date of such notice, unless Tenant exercised its right to terminate this Lease pursuant to Section 10.4.

10.3 Landlord’s Termination Right.  In the event of any of the following circumstances, Landlord may elect either to terminate this Lease or to perform Landlord’s Restoration Work, as more particularly described in Section 10.1:

10.3.1 If Landlord’s Restoration Work cannot, in Landlord’s good faith estimate (as determined in accordance with Section 10.2), be completed within one (1) year following the date of the Casualty (assuming no unusual delays in the receipt of insurance proceeds, no overtime or other premiums, and no Force Majeure event) (provided, however, that Landlord’s election to terminate the Lease pursuant to this Section 10.3.1 shall, at Tenant’s election, be null and void if Landlord commences restoration of the Building in substantially the same structural or architectural form within sixty (60) days after delivery of Landlord’s Casualty

Notice electing to terminate the Lease, which commencement shall be evidenced by the submission of an application for required permits for the restoration and which Tenant election to nullify the termination shall be exercised by Tenant, if at all, within seventy five (75) days after delivery of Landlord’s Casualty Notice).

10.3.2 If the Casualty occurs during the last twelve (12) months of the Term; provided, however, that Landlord may not terminate this Lease pursuant to this Section 10.3.2 if Tenant, at the time of such damage, has the right to extend the Term pursuant to Section 2.4, and Tenant exercises such Extension Option not later than the earlier to occur of (i) the last day of the then applicable Exercise Period set forth in Section 2.4.2 or (b) thirty (30) days following the delivery to Tenant of Landlord’s Casualty Notice, or

10.3.3 If the Casualty is not covered by the insurance Landlord is required to carry under this Lease or any insurance Landlord actually carries and the cost of Landlord’s Restoration Work will exceed Two Hundred Fifty Thousand Dollars ($250,000) (exclusive of any deductible); provided, however, that Landlord may not terminate this Lease pursuant to this Section 10.3.3, if (a) Tenant agrees, within fifteen (15) days after its receipt of Landlord’s Casualty Notice, to fund the amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) and (b) within fifteen (15) days thereafter, Tenant shall promptly deposit the excess in a construction trust account set up by Landlord in a financial or other institution selected by Landlord (subject to Tenant’s reasonable approval), in which event Landlord shall proceed with Landlord’s Restoration Work as if the Casualty had been insured.  Landlord’s withdrawals from the trust account to fund Landlord’s Restoration Work shall be made after all insurance proceeds have been spent in the performance of Landlord’s Restoration Work (or after Landlord has expended from its own funds an amount equal to the insurance proceeds that would have been received by Landlord if Landlord had carried the insurance required to be carried hereunder), and any remainder in such trust account shall be returned to Tenant following completion of the Landlord’s Restoration Work, or

10.3.4 If insurance proceeds sufficient to complete Landlord’s Restoration Work are not available due to the exercise of legal rights of any Encumbrancer to collect such proceeds, or

10.3.5 If because of Applicable Laws Landlord’s Restoration Work cannot be completed except in a substantially different structural or architectural form than existed before the Casualty.

10.4 Tenant’s Termination Rights.  In the event of any Casualty and if Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease as provided above, Tenant may elect to terminate this Lease upon the occurrence of any of the following circumstances, in which event Tenant must make such election to terminate this Lease by giving Landlord written notice of such election not later than thirty (30) days after Tenant’s receipt of Landlord’s Casualty Notice:

10.4.1 Landlord’s good faith estimate of the Estimated Restoration Period required to complete Landlord’s Restoration Work as set forth in Landlord’s Casualty Notice is greater than one (1) year from the date of the Casualty, or

10.4.2 The Casualty occurs during the last twelve (12) months of the Term.

The effective date of any given termination shall be specified in Tenant’s termination notice, and shall not be earlier than the date of such notice or later than sixty (60) days after the date of such notice.

10.5 Tenant’s Restoration Obligations.  Unless this Lease is terminated as provided in Section 10.3 or Section 10.4, in the event of a Casualty, Tenant shall, to the extent that insurance proceeds are available to Tenant therefor (or would have been available to Tenant had Tenant carried the insurance required to be carried pursuant to this Lease and complied with the terms of such insurance policies), restore Tenant’s Property; provided that Tenant shall be permitted to restore the Tenant’s Property to a condition different from that existing prior to the Casualty.  Tenant shall proceed with reasonable diligence, given the nature of the work, to effect such restoration in a good and workmanlike manner and in accordance with applicable Laws, subject to Force Majeure events.  If this Lease is terminated as provided in Section 10.3 or Section 10.4, Tenant, no later than the expiration or sooner termination of this Lease, shall remove the damaged  Alterations and Tenant’s equipment, furniture, furnishings, trade fixtures or personal property unless the Building is to be razed and/or demolished, in which case Tenant shall have no obligation to remove any such improvements or personal property.

10.6 Insurance Proceeds.  In the event of any damage to the Premises or the Building (or any equipment, furniture, furnishings, trade fixtures or personal property therein) from any Casualty, Landlord shall be entitled to the full proceeds of any insurance coverage carried by Landlord in connection with such loss or damage, and Tenant shall be entitled to the full proceeds of any insurance coverage carried by Tenant in connection with such loss or damage; provided, however, that if this Lease is not terminated as a result of the Casualty, then Tenant shall utilize its insurance proceeds in the manner specified in Section 10.5.

10.7 Landlord not Liable for Business Interrupt.  Notwithstanding any provision in this Lease to the contrary, Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair, restoration or rehabilitation of any portion of the Premises or the Building as a result of any damage from a Casualty; provided that the foregoing shall not be deemed to excuse or otherwise modify Landlord’s continuing obligation to perform Landlord’s Restoration Work, all as and to the extent otherwise provided in this Article 10.

10.8 Rent Abatement.  Following any Casualty, Tenant shall be entitled to a reduction of Base Rent and Tenant’s Proportionate Share of Operating Expenses in proportion that the areas of the Premises rendered untenantable bears to the total rentable area of the Premises during the period beginning with the date such rentable area becomes untenantable and Tenant ceases to use such rentable area for the normal conduct of its business and ending (i) on the effective date of termination of this Lease if this Lease is terminated as a result of the Casualty, or (ii) five (5) Business Days after Substantial Completion of Landlord’s Restoration Work if this Lease is not terminated as a result of the Casualty.  For purposes of this Article 10, the term “Substantial Completion” or “Substantially Complete” shall have the same meaning as provided in the Work Letter with respect to Substantial Completion of Landlord’s Work.

10.9 Casualty Prior to Completion of Initial Improvements.  The terms and provisions of this Article 10 shall apply to any damage to the Building caused as a result of a Casualty, regardless of whether such damage occurs prior to or after the Term Commencement Date.

10.10 Waiver.  This Article 10 shall be Tenant’s sole and exclusive remedy in the event of damage or destruction to the Premises or the Building.  As a material inducement to Landlord entering into this Lease, Tenant hereby waives any rights it may have under Sections 1932, 1933(4), 1941 or 1942 of the Civil Code of California with respect to any destruction of the Premises, Landlord’s obligation for tenantability of the Premises and Tenant’s right to make repairs and deduct the expenses of such repairs, or under any similar law, statute or ordinance now or hereafter in effect.

10.11 Tenant Improvements, Alterations and Personal Property.  In the event of any damage or destruction of the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of Alterations or Tenant’s equipment, furniture, furnishings, trade fixtures or personal property.

ARTICLE 11

CONDEMNATION

11.1 Tenant’s Right to Terminate. Except as otherwise provided in Section 11.4 below, Tenant may elect to terminate this Lease if, as a result of the exercise of the power of eminent domain or condemnation for any public or quasi-public purpose, or if any transfer is made in avoidance of such exercise of the power of eminent domain (collectively, “taken” or a “taking”), (a) all of the Premises is taken, (b) a portion of the Premises is taken and the part of the Premises that remains cannot, within a reasonable period of time, be made reasonably suitable for the continued operation of Tenant’s business, or (c) there is a taking of a portion of the Outside Areas and, as a result of such taking, Landlord cannot provide parking spaces within the Project (or within a reasonable distance therefrom) equal in number to at least eighty percent (80%) of the number of parking spaces existing within the Outside Areas immediately prior to such taking, whether by rearrangement of the remaining parking areas in the Outside Areas (including, if Landlord elects, construction of multi-deck parking structures or restriping for compact cars).  Tenant shall exercise its right to terminate this Lease within ten (10) days after any taking, such termination to be effective on the later to occur of (a) the date that possession of that portion of the Premises or the Outside Areas that is condemned is taken by the condemnor or (b) the date Tenant vacated the Premises.

11.2 Landlord’s Right to Terminate.  Except as otherwise provided in Section 11.4 below regarding temporary takings, Landlord may elect to terminate this Lease if, as a result of any taking, (a) all or a substantial part of the Premises is taken, (b) more than one-third (1/3) of the Outside Areas is taken, or (c) because of then-applicable Requirements, the Premises may not be used for the same use being made thereof before such taking, whether or not restored as required by Section 11.3 below.  If Landlord exercises such termination right, such termination shall be effective as of the date possession is taken by the condemnor.

11.3 Restoration.  If any part of the Premises, the Building or the Outside Areas is taken and this Lease is not terminated, then Landlord shall repair any damage occasioned thereby to the remainder thereof to a condition reasonably suitable for Tenant’s continued operations and otherwise, to the extent practicable, in the manner and to the extent provided in Section 10.1.

11.4 Temporary Taking.  If any portion of the Premises is temporarily taken for a period of one (1) year or less and such period does not extend beyond the Expiration Date, this Lease shall remain in effect.  If any portion of the Premises is temporarily taken for a period which either exceeds one year or which extends beyond the Expiration Date, then Landlord and Tenant shall each independently have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

11.5 Division of Condemnation Award.  Any award made for any taking of the Project, the Building, the Outside Areas or the Premises, or any portion thereof, shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, Tenant shall be entitled to receive any portion of the award that is made specifically (a) for the taking of personal property, inventory or trade fixtures belong to Tenant, (b) for the interruption of Tenant’s business or its moving costs, (c) for loss of Tenant’s goodwill, or (d) for any temporary taking where this Lease is not terminated as a result of such taking.

11.6 Abatement of Rent.  In the event of a taking of the Premises which does not result in a termination of this Lease (other than a temporary taking), then, as of the date possession is taken by the condemning authority, the Base Monthly Rent shall be reduced in the same proportion that the area of that part of the Premises so taken (less any addition to the area of the Premises by reason of any reconstruction) bears to the area of the Premises immediately prior to such taking.

11.7 Tenant’s Waiver.  The rights and obligations of Landlord and Tenant on any taking of the Premises or any other portion of the Project are governed exclusively by this Lease.  Accordingly, Tenant hereby waives the provisions of any law to the contrary, including California Code of Civil Procedure Sections 1265.120 and 1265.130, or any similar successor statute.

11.8 Taking Defined.  The term “taking” or “taken” as used in this Article 11 shall mean any transfer or conveyance of all or any portion of the Project to a public or quasi-public agency or other entity having the power of eminent domain pursuant to or as a result of the exercise of such power by such an agency, including any inverse condemnation and/or any sale or transfer by Landlord of all or any portion of the Project to such an agency under threat of condemnation or the exercise of such power.

ARTICLE 12

DEFAULT AND REMEDIES

12.1 Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default” by Tenant:

12.1.1  Failure to Pay Rent.  Failure to pay any Rent as and when such Rent becomes due and payable and such failure is not cured within three (3) Business Days after written notice from Landlord that said amount was not paid when due, provided that if Tenant has previously received two (2) or more notices from Landlord during the immediately preceding twelve (12) month-period stating that Tenant failed to pay any Rent required to be paid by Tenant under this Lease when due, then Landlord shall not be required to deliver any notice to Tenant and a default shall immediately occur upon any failure by Tenant to pay any Rent required to be paid under the Lease when due.

12.1.2 Prohibited Transfer.  An assignment or sublease made in contravention of any of the provisions of Article 7 above.

12.1.3 Cessation of Operations.  Cessation of Tenant’s business at the Premises for a continuous period in excess of thirty (30) days and removal from the Premises of the personal property, equipment and furnishings used by Tenant in its business in the Premises.

12.1.4 Insolvency.  A general assignment by Tenant for the benefit of creditors, the liquidation of Tenant, any action or proceeding commenced by Tenant under any insolvency or bankruptcy act or under any other statute or regulation for protection from creditors, or any such action commenced against Tenant and not discharged within thirty (30) days after the date of commencement; the employment or appointment of a receiver or trustee to take possession of all or substantially all of Tenant’s assets or the Premises; the attachment, execution or other judicial seizure of all or substantially all of Tenant’s assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of ten (10) days after the levy thereof; the admission by Tenant in writing of its inability to pay its debts as they become due; or the filing by Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding or, if within thirty (30) days after the commencement of any such proceeding against Tenant, such proceeding is not dismissed.  For purposes of this Section 12.1.4, “Tenant” means Tenant and any partner of Tenant, if Tenant is a partnership, or any person or entity comprising Tenant, if Tenant is comprised of more than one person or entity, or any guarantor of Tenant’s obligations, or any of them, under this Lease, but shall not mean any individual shareholder of Tenant.

12.1.5 Specific Performance Defaults.  Failure to perform or fulfill any obligation, covenant, condition or agreement required under Section 3.9 (Security Deposit), Section 9.1 (Insurance), Article 13 (Subordination; Estoppels), or Section 15.2 (Holding Over), within the respective time periods specified therein (if any).

12.1.6 Hazardous Materials.  Failure to perform or fulfill any obligation, covenant, condition or agreement required under Section 4.12 (Hazardous Materials) and such failure continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such obligation, covenant, condition or agreement, such failure cannot reasonably be cured within such period of ten (10) days, an Event of Default shall not exist as long as Tenant commences the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes such cure with diligence and dispatch to completion as soon as possible.

12.1.7 Event of Default under Other Project Leases.  The occurrence of an Event of Default under any lease between Landlord and Tenant of any other Project Building (as the term “Event of Default” is defined under such other lease).

12.1.8 Other Defaults.  Failure to perform or fulfill any other obligation, covenant, condition or agreement under this Lease (other than those described in Section 12.1.1 through Section 12.1.7 above), and such failure continues for thirty (30) days after written notice from Landlord or Landlord’s agent, or, if the failure is of a nature requiring more than thirty (30) days to cure, then Tenant shall be deemed not to have committed an Event of Default so long as Tenant commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion as soon as possible.

12.2 Tenant Cure Periods.  Any cure periods provided above are in lieu of any other time periods provided by law with respect to curing Tenant’s failure to perform or comply with any covenants, agreements, terms or conditions of this Lease to be performed or observed by Tenant, and Tenant hereby waives any right under law now or hereinafter enacted to any other time or cure period, including notice and cure periods under California Code of Civil Procedure Sections 1161, et seq.

12.3 Landlord’s Remedies upon Occurrence of Event of Default.  On the occurrence of an Event of Default, Landlord shall have the right either (a) to terminate this Lease and recover possession of the Premises, or (b) to continue this Lease in effect and enforce all Landlord’s rights and remedies under California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).  Landlord may, without any liability to Tenant for loss or damage thereto or loss of use thereof, store any property of Tenant located in the Premises at Tenant’s expense or otherwise dispose of such property in the manner provided by law.  If Landlord does not terminate this Lease, Tenant shall in addition to continuing to pay all Rent when due, also pay Landlord’s costs of attempting to relet the Premises, any repairs and alterations necessary to prepare the Premises for such reletting, and brokerage commissions and attorneys’ fees incurred in connection therewith, less the rents, if any, actually received from such reletting.  Notwithstanding Landlord’s election to continue this Lease in effect under clause (ii) above, Landlord may at any time thereafter terminate this Lease pursuant to this Section 12.3.

12.4 Lease Termination Damages .  Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy it may have for possession or arrearages in Rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

(a) The worth at the time of award of the unpaid Rent which has been earned at the time of such termination; plus

(b) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

(d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations hereunder or which in the ordinary course of things would be likely to result therefrom, including brokerage commissions, advertising expenses, expenses of remodeling any portion of the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; plus

(e) At Landlord’s option, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Law, including the right to recover from Tenant the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rent loss that the Tenant proves could have been reasonably avoided.

As used in Sections 12.4(a) and (b), the “worth at the time of award” shall be computed by allowing interest at a rate per annum equal to the lesser of (a) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord shall reasonably designate if such rate ceases to be published) plus two (2) percentage points, or (b) the highest rate permitted by Law.  As used in Section 12.4(c), the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

12.5 Landlord’s Right to Cure Defaults.  If Tenant commits an Event of Default, then Landlord may, without waiving such Event of Default or releasing Tenant from any of its obligations hereunder, make any payment or perform any obligation on behalf of Tenant comprised in such Event of Default.  All payments so made by Landlord, and all costs and expenses incurred by Landlord to perform such obligations, shall be due and payable by Tenant as Rent immediately upon receipt of Landlord’s demand therefor.  If Landlord, following an Event of Default, enters the Premises, or any portion thereof, in order to effect cure hereunder, Tenant waives all Claims which may be caused by Landlord’s so entering the Premises, and Tenant shall indemnify, defend, protect and hold Landlord, and the other Indemnitees harmless from and against Claims resulting from any actions of Landlord to perform obligations on behalf of Tenant hereunder.  No entry by Landlord to the Premises or obligations performed by Landlord in the Premises under this Section 12.6 shall constitute a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

12.6 Efforts to Relet.  Unless Landlord provides Tenant with express notice to the contrary, no re-entry, repossession, repair, maintenance, change, alteration, addition, reletting, appointment of a receiver or other action or omission by Landlord shall (a) be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, or (b) operate to release Tenant from any of its obligations hereunder.  Tenant waives, for Tenant and for all those claiming by, through or under Tenant, California Civil Code § 3275 and California Code of Civil Procedure §§ 1174(c) and 1179 and any existing or future rights to redeem or reinstate, by order or judgment of any court or by any legal process or writ, this Lease or Tenant’s right of occupancy of the Premises after any termination hereof.

12.7 Remedies Cumulative.  The rights and remedies of Landlord under this Lease are cumulative and in addition to, and not in lieu of, any other rights and remedies available to Landlord at law or in equity.  Landlord’s pursuit of any such right or remedy shall not constitute a waiver or election of remedies with respect to any other right or remedy.

12.8 Landlord’s Default.

12.8.1 General.  Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt by Landlord of written notice from Tenant specifying in detail Landlord’s alleged failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion.

12.8.2 Landlord’s Failure to Make Repairs; Tenant’s Cure Right.   If Landlord fails to make any repairs that are Landlord’s responsibility under Section 5.1.2 or Section 5.1.3, the Original Tenant (and its Permitted Assignee) may so notify Landlord specifying the nature in reasonable detail of the repairs which Tenant believes are necessary. Landlord shall perform such repairs within the cure periods provided in Section 12.8.1 (or in the case of an Emergency, as defined below, as soon as reasonably practicable under the circumstances).  If Landlord is in default pursuant to Section 12.8.2 and (i) such default materially and adversely impairs Tenant’s ability to use the Premises or any material portion thereof for the operation of its business pursuant to the terms of this Lease for a period in excess of five (5) consecutive days, or (ii) poses a material and imminent risk to the health or safety of persons in the Premises (an “Emergency”), then Tenant may perform such obligations subject to the terms and conditions of this Section 12.8.2.For purposes of this Section 12.8.2 only, the  term “notice” shall include oral notices when given in an event of an Emergency.

(a) If Landlord fails to make repairs in accordance with Section 12.8.1, Tenant may deliver a second notice to Landlord (except in the case of an Emergency, no second notice shall be required), advising Landlord that Tenant intends to make necessary repairs if Landlord does not commence required repairs within three (3) Business Days after Landlord’s receipt of the second notice.  If Landlord fails to commence required repairs within such three-Business Day period after receipt of the second notice and thereafter diligently pursue such repairs to completion, Tenant may perform the required repairs identified in Tenant’s notice.

(b) If Tenant takes such action, Tenant shall use only those contractors used by Landlord in the Project for work unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings and engages only labor that is harmonious and compatible with other labor working in the Project; in any event any such contractors must at all times maintain the insurance coverage required hereunder of contractors who perform work on behalf of Tenant in the Premises.  All work performed by Tenant or its agents in accordance with this Section 12.8.2 must be performed in accordance with Article 6 at prevailing and competitive rates (taking into account the scope of the services, the financial strength, reputation and quality of Tenant’s selected contractor and the urgency of the situation).

(c) Promptly following completion of any work performed by Tenant pursuant to this Section 12.8.2, Tenant shall deliver a detailed invoice of the work completed, the materials used and the costs relating thereto and an assignment on a non-exclusive basis of any and all warranties relating to such work.  If Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice from Tenant, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice, commencing with the Rent first due and payable at least forty five (45) days after Tenant’s delivery of such invoice.  If, however, Landlord delivers to Tenant, within thirty (30) days after delivery of Tenant’s invoice, a written objection to the payment of such invoice, setting forth with reasonable detail Landlord’s good faith reasons for its claim that such action did not have to be taken by Landlord pursuant to this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not then be entitled to such deduction from Rent.  Rather, Tenant may proceed to claim a default by Landlord or, if elected by either Landlord or Tenant, the matter shall proceed to resolution by the selection of an arbitrator to resolve the dispute.  If Tenant prevails in the arbitration, the amount of the award (which shall include attorneys’ fees and related costs) may be deducted by Tenant from the Rent next due and owing under this Lease.  Notwithstanding anything to the contrary contained above in this Section 12.8.2, Tenant shall have no right under this Section 12.8.2 to deduct from Rent payable by Tenant under this Lease, nor to proceed to arbitration as provided above, so long as an Event of Default by Tenant exists and is continuing.

12.8.3 Limitation on Remedies.  In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord’s failure to perform any covenant or agreement contained in this Lease.  Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant’s remedies for Landlord’s failure to perform hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction.

ARTICLE 13

SUBORDINATION; ESTOPPELS

13.1 Subordination to Encumbrances.

13.1.1 Subordination.  This Lease and all of Tenant’s rights hereunder shall be automatically subordinate to any and all Encumbrances, to all renewals, modifications, consolidations, replacements and extensions thereof, and to any and all advances made or hereafter made on the security thereof or Landlord’s interest therein, unless an Encumbrancer requires in writing that this Lease be superior to its Encumbrance.  If any proceeding is brought for the foreclosure of any such Encumbrance (or if by deed in lieu of foreclosure the Project is obtained by Encumbrancer or any purchaser, or if any ground lease is terminated), if such purchaser or Encumbrancer, as applicable, elects in its sole discretion to accept this Lease, then (a) Tenant shall attorn, without any deductions or set-offs whatsoever, to the Encumbrancer or purchaser or any successors thereto upon any foreclosure sale or deed in lieu thereof (or to the ground lessor), (b) Tenant shall recognize such purchaser or Encumbrancer as the “Landlord” under this Lease, and (c) Tenant’s possession and quiet enjoyment of the Premises hereunder shall not be disturbed by such purchaser or Encumbrancer for so long as Tenant timely pays Rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant.  Landlord’s interest herein may be assigned as security at any time to any Encumbrancer.  The provisions of this Section 13.1.1 shall be self-operative without execution of any further instruments; provided, however, within ten (10) Business Days after request by Landlord or any Encumbrancer, Tenant shall execute such further commercially reasonable instruments or assurances which are consistent with the provisions of this Section 13.1.1 to evidence or confirm the subordination or superiority of this Lease to any such Encumbrance.  Tenant waives the provisions of any Requirement which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding, deed in lieu thereof or sale.  Tenant agrees with Encumbrancer that if Encumbrancer or any foreclosure sale purchaser shall succeed to the interest of Landlord under this Lease, Encumbrancer shall not be (i) liable for any action or omission of any prior Landlord under this Lease, or (ii) subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) bound by any Rent which Tenant might have paid for more than the current month to any prior Landlord, or (iv) liable for any Security Deposit not actually received by such Encumbrancer, or (v) bound by any modification or amendment of this Lease not consented to by such Encumbrancer.

13.1.2 Delivery of Notices to Encumbrancer.  Notwithstanding anything to the contrary contained in this Lease, upon receipt by Tenant of notice from any Encumbrancer or from Landlord, which notice sets forth the address of such Encumbrancer, no notice of default from Tenant to Landlord shall be effective unless and until a copy of the same is given to such Encumbrancer at the appropriate address therefor (as specified in the above-described notice or at such other places as may be designated from time to time in a notice to Tenant delivered as required by this Lease), and the curing of any of Landlord’s defaults by such Encumbrancer within a reasonable period of time after such notice from Tenant (including a reasonable period of time to obtain possession of the Building if such Encumbrancer elects to do so) shall be treated as performance by Landlord.

13.1.3 Subordination, Non-Disturbance and Attornment Agreement.  Landlord shall endeavor to obtain from any Encumbrancer existing as of the date of this Lease and any future Encumbrancer, for the benefit of Tenant, a subordination, non-disturbance and attornment agreement on commercially reasonable terms.

13.2 Estoppels.

13.2.1 Delivery of Estoppel.  Within ten (10) Business Days after Landlord’s request therefor, Tenant shall execute, acknowledge, and deliver to Landlord certificates as specified by Landlord certifying:  (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and identifying each modification); (b) the Lease Commencement Date, the Base Rent Commencement Date and the Expiration Date; (c) that Tenant has accepted the Premises (or the reasons Tenant has not accepted the Premises), and if Landlord has agreed in the Work Letter to make any alterations or improvements to the Premises, that Landlord has properly completed such alterations or improvements (or the reasons why Landlord has not done so); (d) the amount of the Base Monthly Rent and current Additional Rent, if any, and the date to which such Rent has been paid; (e) that there exists no Event of Default, except as to any Events of Default specified in the certificate, and whether there are any existing defenses against the enforcement of Tenant’s obligations under this Lease; (f) that, to Tenant’s knowledge, no default of Landlord under this Lease is claimed by Tenant, except as to any defaults specified in the certificate; and (g) such other matters as may be requested by Landlord.  If requested by Landlord, Tenant shall attach to any such certificate a copy of this Lease, and any amendments thereto, and include in such certificate a statement by Tenant that such attachment is a true, correct and complete copy of this Lease, including all modifications thereto.  In addition, at Landlord’s request, any guarantor of Tenant’s obligations hereunder shall execute, acknowledge, and deliver to Landlord certificates as specified by Landlord reaffirming such guarantor’s guaranty of Tenant’s obligations.

13.2.2 Reliance on Estoppel.  Any such certificate may be relied upon by any prospective purchaser of any part or interest in the Project or Encumbrancer and, at Landlord’s request, Tenant shall deliver such certificate to any such person or entity.  In addition, at Landlord’s request, Tenant shall provide to Landlord for delivery to any such person or entity such information, including financial information, that may reasonably be requested by any such person or entity; provided that any such recipient agrees to treat such information as confidential and protect such information with at least the same degree of care recipient uses to protect its own confidential information of like importance.  Any such certificate shall constitute a waiver by Tenant of any Claims Tenant may have in contravention of the information contained in such certificate and Tenant shall be estopped from asserting any such Claims.  If Tenant fails or refuses to give a certificate hereunder within the time period herein specified, then the information contained in such certificate as submitted by Landlord shall be deemed correct for all purposes, but Landlord shall have the right to treat such failure or refusal as an Event of Default.

ARTICLE 14

SALE OR TRANSFER BY LANDLORD;

LEASE NONRECOURSE TO LANDLORD

14.1 Sale or Transfer by Landlord.  Landlord may at any time transfer, in whole or in part, its right, title and interest under this Lease and/or in the Project, or any portion thereof.  If the original Landlord hereunder, or any successor to such original Landlord, transfers (by sale, assignment or otherwise) its right, title or interest in the Building, all liabilities and obligations of the original Landlord or such successor under this Lease shall terminate as of the date of such transfer, the original Landlord or such successor shall automatically be released therefrom as of the date of such transfer, and thereupon all such liabilities and obligations from and after the date of such transfer shall be binding upon the new owner, but only to the extent the new owner agrees in writing to assume all such liabilities and obligations.  If the new owner does not so agree, then Landlord or such successor shall remain obligated to perform all obligations of Landlord outstanding on the date of such transfer, including, without limitation the obligation to return the Letter of Credit or any cash then being held as a result of draws made on the Letter of Credit.  Tenant shall attorn to each such new owner.  If in connection with any transfer effected by the then Landlord hereunder, such Landlord transfers any Security Deposit or other security provided by Tenant to Landlord for the performance of any obligation of Tenant under this Lease, then such Landlord shall be released from any further responsibility or liability for such Security Deposit or other security.

14.2 Lease Nonrecourse to Landlord.  Landlord’s liability to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount that is equal to the lesser of (a) the interest of Landlord in the Building, including rents and sale and insurance proceeds, or (b) the equity interest Landlord would have in the Building if the Building were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Building (as such value is determined in good faith by Landlord).  “Landlord Parties” means, collectively, Landlord and its affiliates and their respective partners, shareholders, officers, directors, employees, members, investment advisors, or any successor in interest of any of them.  Neither Landlord, nor any of the Landlord Parties shall have any personal liability in connection with this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.  The limitations of liability contained in this Section 14.2 shall inure to the benefit of Landlord’s and Landlord Parties’ present and future members, managers, partners, beneficiaries, officers, directors, trustees, shareholders, advisors, agents and employees, and their respective partners, heirs, successors and assigns.  Under no circumstances shall any present or future partner of Landlord (if Landlord or any partner or member of Landlord is a partnership), future member or manager of Landlord (if Landlord or any partner or member of Landlord is a limited liability company) or trustee or beneficiary of Landlord (if Landlord or any partner or member of Landlord is a trust), have any liability for the performance of Landlord’s obligations under this Lease.  Notwithstanding any contrary provision herein, neither Landlord nor any Landlord Parties shall be liable under any circumstances for, and Tenant hereby waives and releases Landlord and Landlord Parties from, all liability for punitive, special or consequential damages arising under or in connection with this Lease, including, but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill, loss of use, or any other injury or damage to, or interference with, Tenant’s business, in each case, however occurring.  The provisions of this paragraph shall apply only to Landlord and Landlord Parties and shall not be for the benefit of any insurer.

ARTICLE 15

SURRENDER OF POSSESSION; HOLDING OVER

15.1 Surrender of Possession.  Immediately prior to the Expiration Date or the earlier termination of this Lease, Tenant shall remove all of Tenant’s signs from the exterior of the Building and shall remove all of Tenant’s equipment, trade fixtures, furniture, supplies, wall decorations and other personal property from the Premises, and shall vacate and surrender the Premises to Landlord in the same condition, broom clean, as existed as of the Phase I Premises Delivery Date as to the Phase I Premises and as of the Phase II Premises Delivery Date as of the Phase II Premises, subject to ordinary wear and tear and any repairs and replacements for which Tenant is not responsible under this Lease and further subject to any rights or obligations with respect to the removal or surrender of Alterations pursuant to Section 6.1, the Tenant Improvements pursuant to Section 9 of the Work Letter, to the extent applicable, the Cafeteria pursuant to Section 20.4 and, to the extent applicable, the Fitness Facility pursuant to Section 22.3.  Tenant shall (a) repair all damage to the Premises and/or the exterior of the Building caused by Tenant’s removal of Tenant’s property, including but not limited to office furniture and fixtures, signage, lab racks, window cages and, unless otherwise mutually agreed to by Landlord, all power supply and cabling to cubicles and in labs (which power supplies shall be removed back to the junction box and cabling will be removed in accordance with the 2014 National Fire Protection Association (NFPA) 70: National Electrical Code Articles 640, 645, 725, 760, 770, 800, 820, 830 and 840), (b) patch and refinish, to Landlord’s reasonable satisfaction, all penetrations made by Tenant or its employees to the floor, walls or ceiling of the Premise, (c) clean, repair or replace all stained or damaged ceiling tiles, wall coverings, (d) clean or replace floor coverings as may be required to the reasonable satisfaction of Landlord, (e) replace all burned out light bulbs and damaged light lenses, and (f) clean and repaint all painted walls.  Tenant shall pay the reasonable cost of restoring or replacing all trees, shrubs, plants, lawn and ground cover, and repair (or replace as required) all paved surfaces of the Project, and otherwise satisfy all requirements to repair any damage or excessive wear to the Premises, the Building, Outside Areas, and/or Property; provided that, if as of the expiration or earlier termination of this Lease, Landlord has entered into a binding, unconditional new lease which provides for demolition or reconstruction of the existing Tenant Improvements or Alterations, then Tenant shall have no obligation to restore those areas of the Premises that will be affected by such new work.  Subject to Section 9.2, Tenant shall repair all damage caused by Tenant to the exterior surface of the Building and the paved surfaces of the Outside Areas adjoining the Premises and, where necessary, replace or resurface same.  Additionally, Tenant shall, prior to the Expiration Date or the earlier termination of this Lease, remove any improvements constructed or installed by Tenant that Landlord requests be removed by Tenant in accordance with Section 6.1 of the Lease, Section 9 of the Work Letter, to the extent applicable, perform the Cafeteria Restoration Work pursuant to Section 20.4 and, to the extent applicable, the Fitness Facility Restoration Work pursuant Section 22.3 and repair all damage caused by such removal.  Tenant shall dispose of any equipment, furnishings or materials no longer needed by Tenant in accordance with Sustainable Practices.  If the Premises are not surrendered to Landlord in the condition required by this Section upon the Expiration Date or earlier termination of this Lease, Landlord may, at Tenant’s expense, so remove Tenant’s signs, property and/or improvements not so removed and make such repairs and replacements not so made or hire, at Tenant’s expense, independent contractors to perform such work.  Within thirty (30) days after Tenant’s receipt of Landlord’s invoice for any such reasonable costs incurred by Landlord, Tenant shall reimburse Landlord for all such costs, plus interest thereon at the Interest Rate, until paid by Tenant.  Tenant shall be deemed to have impermissibly held over until such time as such required work is completed, and Tenant shall pay Base Monthly Rent and Additional Rent in accordance with the terms of Section 15.2 until such work is completed.

15.2 Holding Over.  No holding over by Tenant shall operate to extend the Term.  If Tenant remains in possession of the Premises after expiration or termination of this Lease:  (a) Tenant shall become a tenant at sufferance upon all the applicable terms and conditions of this Lease, except that Base Monthly Rent shall be increased to one hundred fifty percent (150%) of the Base Monthly Rent then in effect; (b) Tenant shall indemnify, defend, protect and hold harmless Landlord, the other Indemnitees, and any tenant to whom Landlord has leased all or part of the Premises, from Claims (including loss of rent to Landlord or additional rent payable by such tenant and reasonable attorneys’ fees) suffered or incurred by Landlord, such other Indemnitees, or such tenant resulting from Tenant’s failure timely to vacate the Premises; and (c) such holding over by Tenant shall constitute an Event of Default.  Landlord’s acceptance of Rent if and after Tenant holds over shall not convert Tenant’s tenancy at sufferance to any other form of tenancy or result in a renewal or extension of the Term of this Lease, unless otherwise specified by notice from Landlord to Tenant.

ARTICLE 16

SECURITY DEPOSIT

16.1 Delivery of Letter of Credit.  Within three (3) Business Days after the execution and delivery of this Lease, Tenant shall deliver to Landlord, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any Event of Default by Tenant under this Lease, an irrevocable and unconditional negotiable standby letter of credit (the “Letter of Credit”) in an amount of Eight Hundred Eighty Two Thousand Six Hundred Thirty Eight and 80/100 Dollars ($882,638.80), (the “Letter of Credit Amount”), in the form attached hereto as Exhibit G, payable upon presentation to an operating retail branch located in the San Francisco Bay Area, running in favor of Landlord and issued by a solvent, nationally recognized bank with assets in excess of Forty Billion Dollars ($40,000,000,000) and with a long term rating from Standard and Poor’s Professional Rating Service of A or a comparable rating from Moody’s Professional Rating Service or higher, under the supervision of the Superintendent of Banks of the State of California.  The Letter of Credit shall (a) be “callable” at sight, irrevocable and unconditional, (b) be maintained in effect, whether through renewal (pursuant to a so-called “evergreen provision”) or extension, for the period from the Lease Date, until the date (the “LC Expiration Date”) that is ninety (90) days after the Expiration Date, and Tenant shall deliver to Landlord a new Letter of Credit, certificate of renewal or extension amendment at least sixty (60) days prior to the expiration of the Letter of Credit then held by Landlord, without any action whatsoever on the part of Landlord, (c) be fully transferrable by Landlord, its successors and assigns, (d) be payable to Landlord, Security Holder or their assignees (the “Beneficiary”); (e) require that any draw on the Letter of Credit shall be made only upon receipt by the issuer of a letter signed by a purported authorized representative of the Beneficiary certifying that the Beneficiary is entitled to draw on the Letter of Credit pursuant to this Lease; (f) permit partial draws and multiple presentations and drawings; and (g) be otherwise subject to the Uniform Customs and Practices for Documentary Credits (2007-Rev) or International Chamber of Commerce Publication #600.  In addition to the foregoing, the form and terms of the Letter of Credit and the bank issuing the same (the “Bank”) shall be acceptable to Landlord and Security Holder, in their respective sole discretion. Landlord hereby approves Silicon Valley Bank as a Bank acceptable to Landlord.   If Landlord notifies Tenant in writing that the Bank which issued the Letter of Credit has become financially unacceptable because the above requirements are not met or the Bank has filed bankruptcy or reorganization proceedings or is placed into a receivership or conservatorship, or the financial condition of the Bank has changed in any other materially adverse way, then Tenant shall have thirty (30) days to provide Landlord with a substitute Letter of Credit complying with all of the requirements of this Article 16.  If Tenant does not so provide Landlord with a substitute Letter of Credit within such thirty (30) day period, then Beneficiary shall have the right to draw upon the then current Letter of Credit.  In addition to Beneficiary’s rights to draw upon the Letter of Credit as otherwise described in this Article 20, Beneficiary shall have the right to draw down an amount up to the face amount of the Letter of Credit if any of the following shall have occurred or be applicable:  (i) an Event of Default of Tenant has occurred; (ii) an event has occurred which, with the passage of time or giving of notice or both, would constitute an Event of Default of Tenant where Landlord is prevented from, or delayed in, giving such notice because of a bankruptcy or other insolvency proceeding; (iii) this Lease is terminated by Landlord due to an Event of Default by Tenant; (iv) Tenant has filed a voluntary petition under the U.S. Bankruptcy Code or any state bankruptcy code (collectively, “Bankruptcy Code”), (v) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (vi) the Bank has notified Landlord that the Letter of Credit will not be renewed or extended through the LC Expiration Date and Tenant has not provided a replacement Letter of Credit that satisfies the requirements of this Article 16 within thirty (30) days prior to the expiration of the Letter of Credit.  The Letter of Credit will be honored by the Bank regardless of whether Tenant disputes Landlord’s right to draw upon the Letter of Credit.  Tenant shall be responsible for paying the Bank’s fees in connection with the issuance of any Letter of Credit, certificate of renewal or extension amendment.

16.2 Transfer of Letter of Credit.  The Letter of Credit shall provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer (one or more times) all or any portion of its interest in and to the Letter of Credit to another party, person or entity.  In the event of a transfer of Landlord’s interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor arising after such transfer, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new landlord.  In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank’s transfer and processing fees in connection therewith.

16.3 In General.  If as a result of a permitted draw thereon the amount of the Letter of Credit becomes less than the Letter of Credit Amount, Tenant shall, within five (5) Business Days thereafter, either provide Landlord with a cash security deposit equal to such difference or provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount or an amendment to the existing Letter of Credit to increase the Letter of Credit Amount by the deficiency), and any such additional (or replacement) letter of credit or letter of credit amendments shall comply with all of the provisions of this Article 16, and if Tenant fails to comply with the foregoing, then, notwithstanding anything to the contrary contained in Section 16.1 above, the same shall constitute an incurable default by Tenant under this Lease (without the need for any additional notice and/or cure period).  Tenant further covenants and warrants that it will neither assign nor encumber the Letter of

Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.  Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Landlord will accept a renewal thereof (such renewal letter of credit to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its reasonable discretion.  However, if the Letter of Credit is not timely renewed, or if Tenant fails to maintain the Letter of Credit in the amount and in accordance with the terms set forth in this Article 20, Beneficiary shall have the right to present the Letter of Credit to the Bank in accordance with the terms of this Article 20, and the proceeds of the Letter of Credit shall be held as a Deposit pursuant to Section 16.5 until applied and may be applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due (subject to applicable notice and cure periods) and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any Event of Default by Tenant under this Lease (subject to applicable notice and cure periods), including, but not limited to, all damages or rent due upon termination of this Lease pursuant to Section 1951.2 of the California Civil Code.  Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets.  Landlord agrees to pay to Tenant within ninety (90) days after the Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord and not applied against any Rent payable by Tenant under this Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any Event of Default by Tenant under this Lease (including, but not limited to, all damages or rent due upon termination of this Lease pursuant to Section 1951.2 of the California Civil Code); provided, however, that if prior to the LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.

16.4 Application of Letter of Credit.  Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any Event of Default on the part of Tenant under this Lease.  Upon an Event of Default by Tenant, Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the Letter of Credit, in part or in whole, to cure any Event of Default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or that Landlord reasonably estimates that it will sustain resulting from Tenant’s Event of Default, including, but not limited to, all damages or rent due upon termination of this Lease pursuant to Section 1951.2 of the California Civil Code.  The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any Applicable Laws, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and the use, application or retention of the Letter of Credit shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.  Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a “draw” by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw upon the Letter of Credit.  No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner.  Tenant agrees and acknowledges that (a) the Letter of Credit constitutes a separate and independent contract between Landlord and the Bank, (b) Tenant is not a third party beneficiary of such contract, and (c) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the U.S. Bankruptcy Code or otherwise.

16.5 Security Deposit.  Any proceeds drawn under the Letter of Credit and not applied as set forth above shall be held by Landlord as a security deposit (the “Deposit”).  No trust relationship is created herein between Landlord and Tenant with respect to the Deposit, and Landlord shall not be required to keep the Deposit separate from its general accounts.  The Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant.  If Tenant fails to pay any Rent, or otherwise commits an Event of Default with respect to any provision of this Lease, Landlord may (but shall not be obligated to), and without prejudice to any other remedy available to Landlord, use, apply or retain all or any portion of the Deposit for the payment of any Rent in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant’s default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby, including, without limitation, prospective damages and damages recoverable pursuant to California Civil Code Section 1951.2. Tenant waives the provisions of California Civil Code Section 1950.7, or any similar or successor laws now or hereinafter in effect, that restrict Landlord’s use or application of the Deposit, or that provide specific time periods for return of the Deposit.  Without limiting the generality of the foregoing, Tenant expressly agrees that if Landlord terminates this Lease due to an Event of Default or if Tenant terminates this Lease in a bankruptcy proceeding, Landlord shall be entitled to hold the Deposit until the amount of damages recoverable pursuant to California Civil Code Section 1951.2 is finally determined.  If Landlord uses or applies all or any portion of the Deposit as provided above, Tenant shall within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant’s failure to do so shall, at Landlord’s option, be an Event of Default under this Lease.  At any time that Landlord is holding proceeds of the Letter of Credit pursuant to this Section 16.5,

Tenant may deposit a Letter of Credit that complies with all requirements of this Article 16, in which event Landlord shall return the Deposit to Tenant within ten (10) days after receipt of the Letter of Credit.  If, at any time Tenant is entitled to a reduction of the Letter of Credit Amount pursuant to Section 16.6, Landlord is holding proceeds of a Letter of Credit rather than a Letter of Credit, then Landlord shall return to Tenant an amount of proceeds so held such that the amount of proceeds retained by Landlord is equal to the reduced stated amount of the Letter of Credit as permitted under the applicable terms of Section 16.6.   If, at any time Tenant is entitled to a reduction of the Letter of Credit Amount pursuant to Section 16.6, Landlord is holding both proceeds of a Letter of Credit and a Letter of Credit, then Landlord, at Tenant's election, shall return to Tenant an amount of proceeds so held or accept an amendment to the Letter of Credit or a replacement Letter of Credit or a combination of the foregoing so long as the amount of proceeds retained by Landlord and/or the stated amount of the Letter of Credit held by or tendered to Landlord equal the reduced stated amount of the Letter of Credit as permitted under the applicable terms of Section 16.6.  If Tenant performs all of Tenant’s obligations hereunder, the Deposit, or so much thereof as has not previously been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord’s option, to the last assignee, if any, of Tenant’s interest hereunder) within sixty (60) days following the later of the expiration of the Lease Term or Tenant’s vacation and surrender of the Premises in accordance with the requirements of this Lease.  Landlord’s return of the Deposit or any part thereof shall not be construed as an admission that Tenant has performed all of its obligations under this Lease.  Upon termination of Landlord’s interest in this Lease, if Landlord transfers the Deposit (or the amount of the Deposit remaining after any permitted deductions) to Landlord’s successor in interest, and thereafter notifies Tenant of such transfer and the name and address of the transferee, then Landlord shall be relieved of any further liability with respect to the Deposit.

16.6 Reduction of Letter of Credit Amount.  Notwithstanding any provision of this Lease to the contrary, the Letter of Credit Amount shall be reduced by Two Hundred Twenty Thousand Six Hundred Fifty Nine and 70/100 Dollars ($220,659.70) (the “Reduction Amount”) up to a total of three (3) separate times upon delivery of a factually correct written notice to Landlord stating that, as of the date of such notice, Tenant satisfies the Required Thresholds as that term is defined below (each a “Reduction Notice”).  A Reduction Notice may be delivered to Landlord on or after the first day of the 37th, 61st and 85th calendar months of the Term at such time as the applicable Required Thresholds are satisfied, the date of such Reduction Notice being hereinafter referred to as the “LC Reduction Date.”  The Reduction Notice shall be accompanied by supporting financial documentation reasonably acceptable to Landlord evidencing that Tenant satisfies the Required Thresholds; provided, however, that in no event shall any such reduction be permitted hereunder if an Event of Default with respect to a monetary obligation of Tenant shall have occurred during the twelve (12) month period preceding the applicable LC Reduction Date.  As used herein, Tenant shall satisfy the “Required Thresholds” as of an applicable LC Reduction Date if and only if, as of such date, (a) Tenant’s net revenue for the immediately preceding four (4) consecutive fiscal quarters is at least the amount required for such LC Reduction Date as set forth in the schedule below, as determined in accordance with generally accepted accounting practices (“GAAP”), and (b) Tenant has had Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) as determined in accordance with GAAP of at least *** percent (***%) of Tenant’s gross revenues.

LC Reduction Date	Gross Revenue		EBIDTA	Reduction	Adjusted
(Date of Reduction Notice)			Margin	Amount	Letter of
					Credit Amount
On or after the 1st day of 37th	$	***	***%	$220,659.70	$661,979.10
calendar month of the Term
On or after 1st day of 61st	$	***	***%	$220,659.70	$441,319.40
calendar month of the Term
On or after the 1st day of 85th	$	***	***%	$220,659.70	$220,659.70
calendar month of the Term

If the applicable Required Thresholds are satisfied on the LC Reduction Date and no Event of Default with respect to a monetary obligation of Tenant shall have occurred during the twelve (12) month period preceding such LC Reduction Date, and provided that Tenant tenders the replacement or amended Letter of Credit to Landlord satisfying each and all of the requirements set forth in this Paragraph 16, Landlord shall exchange the Letter of Credit then held by Landlord for the replacement Letter of Credit tendered by Tenant reflecting the applicable reduced stated amount pursuant to this Section 16.6 or accept and acknowledge the amendment to the Letter of Credit then held by Landlord reflecting the reduction thereof by the Reduction Amount.  If, as of any LC Reduction Date, Landlord is holding proceeds of a Letter of Credit pursuant to Section 16.5, Landlord shall return to Tenant an amount of proceeds so held such that the amount of proceeds retained by Landlord is equal to the reduced stated amount as permitted under the applicable terms of this Section 16.6 if a Letter of Credit was then held by Landlord.

ARTICLE 17

NOTICES

All notices, approvals, consents, demands and other communications  from one party to the other given pursuant to this Lease shall be in writing and shall be made by personal delivery, by use of a reputable courier service or by deposit in the United States mail, certified, registered or express, postage prepaid and return receipt requested.  Notices shall be addressed if to Landlord, to Landlord’s Address for Notices, and if to Tenant, to Tenant’s Address; provided, however, if Tenant has provided for notices to be sent to multiple recipients on behalf of Tenant in the Basic Lease Information, then the first such recipient shall be deemed to be a required recipient of any notices and notices to the second and any subsequent recipients in the Basic Lease Information shall be provided as a courtesy only.  Landlord and Tenant may each change their respective addresses from time to time by giving written notice to the other of such change in accordance with the terms of this Article 17, at least ten (10) days before such change is to be effected; provided, however, that any such address shall be a street address (and not a post office box).  Any notices given in accordance with this Article 17 shall be deemed to have been given (a) on the date of personal delivery, or (b) on the earlier of the date of delivery or attempted delivery (as shown by the courier service delivery record or return receipt) if sent by courier service or mailed.

ARTICLE 18

RIGHT OF FIRST OFFER

18.1 First Offer Space; Exercise.  If, at any time during the Term, any space of 50,000 square feet or more within the Project Buildings not initially leased to Tenant (namely, 190 and 250 West Tasman) becomes available for lease to third parties (each and any such portion is herein referred to as “First Offer Space”), Tenant shall have a right of first offer to lease such First Offer Space, subject to, and in accordance with, the terms and conditions set forth in this Article 18.  Prior to leasing any First Offer Space to a third party, Landlord will give notice to Tenant (an “Offering Notice”) specifying Landlord’s good faith estimate of (a) the Base Monthly Rent which Landlord proposes to charge for the First Offer Space, (b) the approximate date upon which the First Offer Space is anticipated to be available for delivery, and (c) any other material conditions or provisions relating to the leasing of the First Offer Space which vary from the provisions of this Lease.  If Tenant wishes to lease the First Offer Space on the terms specified by Landlord in the Offering Notice, Tenant shall so notify Landlord within fifteen (15) days after receipt thereof, which notice shall be unconditional and irrevocable.  In addition, if Tenant wishes to lease the First Offer Space on terms other than those specified in the Offering Notice, Tenant may, within such fifteen (15) day period, provide Landlord with a notice (“Tenant’s First Offer Notice”) specifying the terms upon which Tenant is willing to lease the First Offer Space.  Tenant may exercise its right of first offer (or deliver Tenant’s First Offer Notice) only with respect to all of the First Offer Space identified in any Offering Notice.  For purposes of this Article 18, space “available for lease” shall mean space which Landlord decides that it will place on the market for lease for a term of at least three (3) years and which Landlord is free to lease to the general public, unencumbered by any Superior Rights in favor of other tenants in the Project.  As used herein, “Superior Rights” shall mean (a) any renewal rights, expansion rights, rights of first offer or other similar rights in favor of other tenants in the Project pursuant to written agreements in effect as of the Lease Date provided that the holder of such rights need not exercise such rights in strict accordance with such written agreements to remain a Superior Right and provided further that any such renewal right shall be a Superior Right regardless of whether such renewal is characterized by the parties thereto as a “renewal” or as a “new lease” and (b) with respect to any First Offer Space for which Tenant failed to exercise its right to lease such First Offer Space, the rights of any third party to lease such First Offer Space that are granted to such third party at the time it leases space in the Project following Tenant’s failure to exercise its right pursuant to Section 18.2.2.

18.2 Terms and Conditions.

18.2.1 If Tenant timely exercises its right to lease the First Offer Space, then the First Offer Space shall be leased on all of the terms and conditions of this Lease, provided that (a) the Base Monthly Rent for the First Offer Space shall be as set forth in the Offering Notice, (b) Tenant’s Proportionate Share of the Building and Proportionate Share of Project shall be adjusted to reflect the rentable square footage of the First Offer Space, (c) the Term shall be as set forth in the Offering Notice, and (d) except as specified in the Offering Notice (which shall govern to the extent of any conflict with this Lease), the First Offer Space shall be delivered in its then existing “as is” condition, without obligation on the part of Landlord to make any repairs or construct any improvements to the First Offer Space in connection with Tenant’s contemplated use, or to demolish existing improvements therein, and Tenant shall be responsible for the construction and installation in accordance with the provisions of Article 6 above of any Alterations it desires to install within the First Offer Space, at Tenant’s sole cost and expense.  Except as may be specified in the Offering Notice, Tenant shall commence paying Base Monthly Rent and all Additional Rent with respect to the First Offer Space on the date of delivery of the First Offer Space to Tenant in the condition required hereunder.  Landlord shall promptly prepare and Landlord and Tenant shall promptly execute a lease reflecting the leasing of the First Offer Space pursuant to the terms of this Article 18.

18.2.2 If Tenant (a) fails to timely notify Landlord that it wishes to lease the First Offer Space identified in any Offering Notice, or (b) delivers to Landlord Tenant’s First Offer Notice as provided in Section 18.1 above, or (c) fails to execute and deliver to Landlord the lease reflecting the leasing of the First Offer Space within ten (10) Business Days following receipt thereof by Tenant, then, during the six (6) months thereafter, (i) Landlord may lease the First Offer Space to any person (the rights of whom shall then constitute a Superior Right) on terms and conditions Landlord may deem appropriate (provided that such terms are not more favorable to such person than the terms and conditions set forth in Tenant’s First Offer Notice, if applicable); or (ii) if Tenant has delivered Tenant’s First Offer Notice to Landlord as provided above, then Landlord may elect, by written notice to Tenant, to lease the First Offer Space to Tenant on the terms and conditions set forth in Tenant’s First Offer Notice; provided, however, that, at any time before such election by Landlord, Tenant may revoke Tenant’s First Offer Notice, in which event Landlord may lease the First Offer Space to any person on terms and conditions Landlord may deem appropriate.  If Landlord either fails to lease the First Offer Space within said six (6) month period, or desires to lease the First Offer Space within said six (6) month period but on terms materially more favorable to the prospective tenant than were set forth in Tenant’s First Offer Notice, if applicable, Landlord shall again comply with the terms of this Article 18 with respect to such First Offer Space.

18.3 Conditions to Exercise.  Notwithstanding anything to the contrary set forth herein, if (a) an Event of Default under this Lease exists at the time an Offering Notice would otherwise be required to be sent under this Article 18 or (b) Tenant is not occupying the entire Premises, Landlord shall have the right (but not the obligation) to refrain from delivering the Offering Notice to Tenant.  Nothing contained in this Article 18 shall be deemed to impose any obligation on Landlord to refrain from negotiating with the existing tenant(s) of the First Offer Space, to withhold the First Offer Space from the market, or to take any other action or omit to take any other action in order to make the First Offer Space available to Tenant.

ARTICLE 19

PROHIBITED TRANSACTIONS

Notwithstanding any other provisions to the contrary contained in this Lease, in no event shall Tenant effect any Transfer under this Lease or retain or contract with (a) Huawei Technologies Co. Ltd. (“Huawei”) or ZTE Corporation (“ZTE”), (b) any subsidiary or other entity which directly or indirectly, Controls, is Controlled by, or under common Control with either Huawei or ZTE, and (c) any subsidiary or other entity of which either Huawei or ZTE or any combination thereof owns more than twenty five (25%) of the outstanding common stock or other voting interests to perform any of Tenant’s obligations under this Lease or to perform any other service to the Building or any portion thereof during the Term.

ARTICLE 20

CAFETERIA

20.1 Construction and Use.   Subject to the terms and conditions of this Article 20, Tenant may include a cafeteria (“Cafeteria”) in the Premises.  The location of the Cafeteria shall be mutually acceptable to Landlord and Tenant, taking into consideration exterior venting requirements.  The design and the construction of the Cafeteria shall be performed or contracted by Tenant in accordance with the terms and conditions of the Work Letter if constructed as part of the initial Tenant Improvements or in accordance with the terms and conditions of Article 6 if constructed as an Alteration.  The Cafeteria shall be available for use solely by Tenant’s employees and guests, and in no event shall it be open to the public.  Tenant, at Tenant’s expense, shall obtain and maintain all governmental permits and licenses necessary to operate the Cafeteria and shall comply with all Requirements relating to the maintenance, operation and use thereof and such reasonable rules and regulations as may be promulgated from time to time by Landlord.

20.2 Operation.  Tenant acknowledges that, in the absence of adequate preventive measures, the Cafeteria could create objectionable fumes, vapors or odors, pests, unreasonable noise and other conditions that would cause annoyance to and disruption of the other tenants and occupants of the Project.  Accordingly, as a material inducement to Landlord to enter into this Lease, Tenant agrees as follows:

(a) Tenant shall:  (i) furnish, install and maintain ventilation, exhaust and drainage systems satisfactory to Landlord and provide such other exhaust, cleaning or similar systems necessary to prevent any smoke, fumes, vapors, offensive odors or other offensive substances from emanating from the Cafeteria as more fully set forth below; (ii) fireproof all window treatments in the Cafeteria, including, without limitation, draperies and curtains, and submit to Landlord, upon Landlord’s request, current certificates evidencing such fireproofing; and (iii) operate the Cafeteria in a clean and sanitary manner so as to prevent infestation by pests, and, in addition, whenever there shall be evidence of any infestation, employ contractors designated or approved by Landlord to eliminate the infestation.

(b) Tenant shall install grease traps/interceptors located within the Cafeteria as required by any Requirements for all food preparation areas having pot sinks or any grease-producing appliances that discharge into the waste system. Tenant shall be responsible for the proper care, cleaning and maintenance of the grease traps located within the Cafeteria and any piping required therefor in accordance with all Requirements. Tenant shall follow all recommendations of Tenant’s grease trap maintenance provider regarding the maintenance of the grease traps, including any recommended chemical treatments and any recommended intervals for the emptying and/or hydrojetting of the grease traps and connecting pipes. Landlord shall have the right to oversee any work performed by such grease trap maintenance provider. Tenant, as Additional Rent, shall be liable for the cost of any maintenance to or repairs of any of the Building pumps and pipes to the extent necessitated by Tenant’s failure to comply with the terms and conditions of this provision or as a result of any grease, garbage or other abnormal disposal through the Building drain system by Tenant. In the event that any obnoxious odor shall escape from the Premises as a result of Tenant’s failure to clean and/or maintain the grease traps within the Premises as required by this Section 20.2, Landlord may require Tenant, at Tenant’s sole cost and expense, to perform such actions as Landlord, in Landlord’s reasonable discretion, shall deem necessary in order to eliminate such odor.

(c) If, in the reasonable opinion of Landlord, objectionable odors are escaping from the Cafeteria into the Project, Landlord shall have the right to require Tenant to install an additional ventilation system and/or filter or modify an existing ventilation system and/or filter in the Cafeteria.  Tenant shall coordinate the installation and operation of any ventilation system and/or filter with Landlord to assure that such ventilation system and/or filter is compatible with the Building Systems.

(d) Tenant shall install such filters and shafts as required by Requirements.  Tenant shall be responsible for the proper care, cleaning and maintenance of the filters and shafts located within the Cafeteria, or exclusively serving the Cafeteria, in accordance with all Requirements, and shall procure a qualified maintenance contractor reasonably approved by Landlord under a commercially reasonable maintenance contract for regular maintenance of such systems.  Tenant shall, at its own expense, cause any such filters to be cleaned on a monthly basis and any such shafts on an annual basis. Tenant shall follow all reasonable recommendations of Tenant’s filter and shaft maintenance provider regarding the maintenance of the filter and shafts.

(e) If Tenant shall at any time serve alcoholic beverages in the Cafeteria, Tenant shall, at its sole cost and expense, provide and maintain all licenses and/or permits required by Requirements and shall at all times comply with Requirements related to the service of alcoholic beverages.  At all times during the Lease Term during which Tenant serves alcoholic beverages of any kind, Tenant, at its expense, shall maintain appropriate liquor liability insurance, which insurance shall be in form and content reasonably acceptable to Landlord.  All alcohol served at the Premises shall be consumed within the Premises only, and in no event may Tenant serve or permit the consumption of alcohol outside of the Premises.

20.3 Costs.  Tenant shall reimburse Landlord within thirty (30) days after request for any and all additional or increased costs incurred by Landlord as a result of or in connection with the Cafeteria, including, but not limited to, additional insurance premiums, additional taxes or assessments, or additional janitorial or trash removal costs.

20.4 Cafeteria Restoration Work.  Prior to the expiration or upon earlier termination of this Lease, all vents and shafts and other specialized improvements and installations relating to construction of the Cafeteria shall be removed and the Premises shall be restored to the condition existing prior to the installation of such improvements (“Cafeteria Restoration Work”).  If any part of the Cafeteria is included in the initial Tenant Improvements and to the extent depicted on the Space Plan (as defined in the Work Letter), the provisions of Section 9 of the Work Letter rather than this Section 20.4 shall govern as to the restoration obligation for such improvements.  The Cafeteria Restoration Work shall be paid for and performed in accordance with the provisions of Article 15.

ARTICLE 21

ROOF TOP EQUIPMENT

21.1 License.  Subject to the applicable terms and conditions contained in this Lease (including Articles 6 and 9 and this Article 21), Tenant shall have a license (the “License”), at no additional charge to Tenant, to install, operate, maintain and use, during the Lease Term:  (a) non-revenue producing solar panels and satellite or wireless communications equipment to serve Tenant’s business in the Premises (collectively, “Rooftop Equipment”) on the roof of the Building, in a specific location reasonably designated by Landlord (the “License Area”); and (b) connections for the Rooftop Equipment for (i) electrical wiring to the Building’s existing electrical supply and (ii) cable or similar connection necessary to connect the Rooftop Equipment with Tenant’s related equipment located in the Premises.  The routes or paths for such wiring and connections shall be through the Building’s existing risers, conduits and shafts, subject to reasonable space limitations and Landlord’s reasonable requirements for use of such areas, and in all events subject to Landlord’s reasonable approval of plans and installation pursuant to other provisions of this Lease, including Article 6 (such routes or paths are collectively referred to as the “Cable Path” and all such electrical and other connections are referred to, collectively, as the “Connections”).  The Rooftop Equipment and Connections are collectively referred to as the “Equipment.”  All costs associated with the design, fabrication, engineering, permitting, installation, screening, maintenance, repair and removal of the Rooftop Equipment shall be borne solely by Tenant.

21.2 Interference.  Without limiting the generality of any other provision hereof, Tenant shall install, maintain and operate the Equipment in a manner so as to not cause any electrical, electromagnetic, radio frequency or other material interference with the use and operation of any: (a) television or radio equipment in or about the Project; (b) transmitting, receiving or master television, telecommunications or microwave antennae equipment currently or hereafter located in any portion of the Project; or (c) radio communication system now or hereafter used or desired to be used by Landlord or any current licensee or tenant of Landlord (and, to the extent commercially reasonable, any future licensee or tenant of Landlord, but only provided that the same does not impair the functionality of Tenant’s Equipment).  Upon notice of any such interference, Tenant shall immediately cooperate with Landlord to identify the source of the interference and shall, within twenty-four (24) hours, if requested by Landlord, cease all operations of the Equipment (except for intermittent testing as approved by Landlord, which approval shall not be unreasonably withheld) until the interference has been corrected to the reasonable satisfaction of Landlord, unless Tenant reasonably establishes prior to the expiration of such twenty-four (24) hour period that the interference is not caused by the Equipment, in which case Tenant may operate its Equipment pursuant to the terms of this Lease.  Tenant shall be responsible for all costs associated with any tests deemed reasonably necessary to resolve any and all interference as set forth in this Paragraph.  If any such interference caused by Tenant has not been corrected within ten (10) days after notice to Tenant, Landlord may (i) require Tenant to remove the specific Equipment causing such interference, or (ii) eliminate the interference at Tenant’s expense.  If the equipment of any other party causes interference with the Equipment, Tenant shall reasonably cooperate with such other party to resolve such interference in a mutually acceptable manner.

21.3 Roof Repairs.  If Landlord desires to perform roof repairs and/or roof replacements to the Building (the “Roof Repairs”), Landlord shall give Tenant at least ten (10) Business Days’ prior written notice of the date Landlord intends to commence such Roof Repairs (except in the event of an Emergency, in which event Landlord shall furnish Tenant with reasonable notice in light of the circumstances), along with a description of the work scheduled to be performed, where it is scheduled to be performed on the roof, and an estimate of the time frame required for that performance.  Tenant shall, within ten (10) Business Days following receipt of such notice, undertake such measures as it deems suitable to protect the Equipment from interference by Landlord, its agents, contractors or employees, in the course of any Roof Repairs.

21.4 Rules and Regulations.  Without limiting the applicable provisions of this Lease, Tenant’s use of the roof of the Building for the installation, operation, maintenance and use of the Equipment shall be subject to the terms and conditions contained in the Rooftop Work Rules and Regulations attached hereto as Exhibit J.

21.5 Rights Personal to Original Tenant.  Tenant’s rights under this Article 21 are personal to the Original Tenant (and its Permitted Assignee), and shall not be transferable or assignable, whether voluntarily or involuntarily, whether by operation of law or otherwise, either in connection with an assignment of this Lease (other than to a Permitted Assignee) or a sublease of all or part of the Premises.  Any purported transfer of any license hereunder (other than to a Permitted Assignee) shall be void and a material default under this Lease.  If Tenant subleases the Premises, Tenant may allow such Transferee to connect to and use Tenant’s existing Rooftop Equipment so long as such Transferee does not access the roof in order to do so.  If a Transferee of Tenant’s requires additional Rooftop Equipment for its operations, Landlord shall not unreasonably withholds its consent to the installation of the Rooftop Equipment by such Transferee so long as (a) the Rooftop Equipment required by the Transferee together with all other Rooftop Equipment installed by Tenant are located within the License Area and will not exceed the roof load limitations, (b) there is sufficient Cable Path for the Connections required for the Transferee’s Rooftop Equipment, and (c) Tenant and Transferee comply with all other provisions of this Article 21 and the Rooftop Work Rules and Regulations.

ARTICLE 22

FITNESS FACILITY

22.1 Construction and Use.  Subject to the terms and conditions of this Article 22 and the Work Letter, Tenant may include a fitness or gym facilities (a “Fitness Facility”) in the Premises.  The location of the Fitness Facility within the Premises shall be determined by Tenant subject to Landlord’s reasonable approval and any limitations set forth under Applicable Laws and the permits and approvals obtained by Tenant for the Fitness Facility.  The Fitness Facility shall be available for use solely by Tenant’s employees and guests, and in no event shall it be open to the public.  Tenant, at Tenant’s expense, shall obtain and maintain all governmental permits and licenses necessary to operate the Fitness Facility and shall comply with all Applicable Laws relating to the maintenance, operation and use thereof and such reasonable rules and regulations as may be promulgated from time to time by Landlord.

22.2 Operation.  Tenant acknowledges that, in the absence of adequate preventive measures, the Fitness Facility could create unreasonable noise and other conditions that would cause annoyance to and disruption of the other tenants and occupants of the Project.  Accordingly, as a material inducement to Landlord to enter into this Lease, Tenant agrees as follows:

22.2.1 Tenant shall furnish, install and maintain sound proofing and vibration mitigation improvements reasonably approved by Landlord and in compliance with Applicable Law and provide for such other fixtures, equipment or systems necessary to prevent any unreasonable noise from emanating outside the Premises from the Fitness Facility.

22.2.2 If, in the reasonable opinion of Landlord, unreasonable noises are escaping from the Fitness Facility into the Project or Outside Areas, Landlord shall promptly notify Tenant and Tenant shall use diligent efforts to cure such situation.  If such objectionable noises continue to escape from the Fitness Facility into the Project or Outside Areas after notice from Landlord, then Tenant shall have thirty (30) days to commence to cure such situation and thereafter shall diligently prosecute such cure to completion.  Notwithstanding anything to the contrary set forth herein, Tenant may at any time, cease operating the Fitness Facility, and subject to the provisions of Article 6, remove the improvements in the Fitness Facility and install improvements customary for general office use in the former Fitness Facility.

22.3 Restoration.  Prior to the expiration or upon earlier termination of this Lease, Tenant, at Tenant’s expense, shall remove all sound proofing improvements and other specialized improvements and installations, if any,  elating to construction of the Fitness Facility, as well as all Tenant Improvements and Alterations constructed in the Fitness Facility pursuant to the Work Letter and during the Term, and shall restore the Premises to the condition existing prior to the installation of such improvements (“Fitness Facility Restoration Work”).  If any part of the Fitness Facility is included in the initial Tenant Improvements and to the extent depicted on the Space Plan, the provisions of Section 9 of the Work Letter rather than this Section 22.3  shall govern as to the restoration obligation for such improvements.

ARTICLE 23

GENERAL

23.1 No Joint Venture.  This Lease does not create any partnership or joint venture or similar relationship between Landlord and Tenant.

23.2 Successors and Assigns.  Subject to the provisions of Article 7 regarding assignment, all of the provisions, terms, covenants and conditions contained in this Lease shall bind, and inure to the benefit of, the parties and their respective successors and assigns.

23.3 Construction and Interpretation.  The words “Landlord” and “Tenant” include the plural as well as the singular.  If there is more than one person comprising Tenant, the obligations under this Lease imposed on Tenant are joint and several.  The captions preceding the Articles, Sections and subsections of this Lease are inserted solely for convenience of reference and shall have no effect upon, and shall be disregarded in connection with, the construction and interpretation of this Lease.  All provisions of this Lease have been negotiated at arm’s length between the parties and after advice by counsel and other representatives chosen by each party and the parties are fully informed with respect thereto.  Therefore, this Lease shall not be construed for or against either party by reason of the authorship or alleged authorship of any provision hereof, or by reason of the status of the parties as Landlord or Tenant, and the provisions of this Lease and the Exhibits hereto shall be construed as a whole according to their common meaning in order to effectuate the intent of the parties under the terms of this Lease.

23.4 Severability.  If any provision of this Lease, or the application thereof to any person or circumstance, is determined to be illegal, invalid or unenforceable, the remainder of this Lease, or its application to persons or circumstances other than those as to which it is illegal, invalid or unenforceable, shall not be affected thereby and shall remain in full force and effect, unless enforcement of this Lease as so invalidated would be unreasonable or grossly inequitable under the circumstances, or would frustrate the purposes of this Lease.

23.5 Entire Agreement.  This Lease and the Exhibits hereto identified in the Basic Lease Information contain all the representations and the entire agreement between the parties with respect to the subject matter hereof and any prior negotiations, correspondence, memoranda, agreements, representations or warranties are replaced in total by this Lease and the Exhibits hereto.  Neither Landlord nor Landlord’s employees, agents, contractors, licensees, invitees, representatives, officers, directors, shareholders, partners, and members have made any warranties or representations with respect to the Premises or any other portion of the Project, except as expressly set forth in this Lease.

23.6 Governing Law.  This Lease shall be governed by and construed pursuant to the laws of the State of California.

23.7 Costs and Expenses.

23.7.1 If either party hereto fails to perform any of its obligations under this Lease or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Lease, then the party failing to so perform or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such failure and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys’ fees and disbursements.  Any such attorneys’ fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

23.7.2 Without limiting the generality of Section 22.7.1 above, if Landlord utilizes the services of an attorney for the purpose of collecting any Rent due and unpaid by Tenant or in connection with Tenant’s failure to perform any of its obligations hereunder, Tenant agrees to pay Landlord actual attorneys’ fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord (provided that Tenant shall have no such obligation to pay if Tenant is the prevailing party with respect to the issue of whether there was a default by Tenant).  In addition, Tenant also shall pay all reasonable attorneys’ fees and costs and other fees and costs that Landlord incurs in enforcing, defending, or otherwise protecting Landlord’s rights under this Lease in any voluntary or involuntary bankruptcy case, assignment for the benefit of creditors, receivership action, or other insolvency, liquidation, or reorganization proceeding involving Tenant and/or this Lease.

23.7.3 Whenever Tenant provides notice to Landlord, requests Landlord’s consent under this Lease, or submits documents to Landlord for Landlord’s review, including, without limitation, under Article 6 hereof, Tenant shall pay to Landlord all reasonable out of pocket costs and expenses, including attorneys’ fees and disbursements, incurred by Landlord in connection therewith.

23.8 Standards of Performance and Approvals.  Unless otherwise provided in this Lease, whenever approval, consent or satisfaction (collectively, an “approval”) is required of a party pursuant to this Lease or an Exhibit hereto, such approval shall not be unreasonably withheld, conditioned or delayed.  Unless provision is made for a specific time period, approval (or disapproval) shall be given within thirty (30) days after receipt of the request for approval.  The parties have set forth in this Lease their entire understanding with respect to the terms, covenants, conditions and standards pursuant to which their obligations are to be judged and their performance measured, including the provisions of Article 7 with respect to assignments and sublettings.

23.9 Brokers.  Landlord shall pay Landlord’s Broker a commission in connection with Landlord’s Broker’s negotiation of this Lease pursuant to a separate written agreement.  Other than such Landlord’s Brokers and Tenant’s Brokers, Landlord and Tenant each represent and warrant to the other that no broker, agent, or finder has procured, or was involved in the negotiation of, this Lease and no such broker, agent or finder is or may be entitled to a fee, commission or other compensation in connection with this Lease.  Landlord and Tenant shall each indemnify, defend, protect and hold the other harmless from and against Claims that may be asserted against the indemnified party in breach of the foregoing warranty and representation.

23.10 Quiet Enjoyment.  Upon paying the Rent and performing all its obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities claiming by or through Landlord, subject, however, to the provisions of this Lease and any Encumbrances.

23.11 Force Majeure.  Notwithstanding anything contained in this Lease to the contrary, if Landlord is unable to perform or delayed in performing any of its obligations under this Lease on account of strikes, lockouts, inclement weather, labor disputes, inability to obtain labor, materials, fuels, energy or reasonable substitutes therefor, governmental restrictions, regulations, controls, actions or inaction, civil commotion, fire or other acts of God, national emergency, acts of war or terrorism or any other cause of any kind beyond the reasonable control of Landlord (except financial inability) (collectively, “Force Majeure”), such party shall not be in default under this Lease provided that Force Majeure shall not apply to Tenant’s obligation to pay money, and no Force Majeure event shall constitute a constructive or actual eviction of Tenant nor entitle Tenant to terminate this Lease or receive any abatement of Rent.

23.12 Name of Building; Address.  Landlord shall have the right at any time and from time to time to select the name of the Project, any Project Building or the Building and to make a change or changes to the name(s).  Landlord shall have the right to install, affix and maintain any and all signs on the exterior and on the interior of the Project and/or the Building as Landlord may desire in Landlord’s sole discretion.  So long as Tenant occupies any portion of the Building, Landlord agrees that it shall not include within the name of the Building or the name of the Project the name of any one of the competitors of Tenant identified on Exhibit K.  Landlord agrees that it will comply with the foregoing restriction regarding naming of the Building or Project as to such competitors provided that (a) with respect to the name of the Project, any such competitor is not a tenant or subtenant of any portion of the Project as of the Lease Date; (b) with respect to the name of the Building, any such competitor is not a tenant or subtenant of the Building;  (c) Landlord is not restricted from using certain common words within a name of the competitor (such as Grid, Harvard, or Net), (d) the foregoing restriction shall apply to the competitors listed on Exhibit K only and will not apply to any successors, assigns, subsidiaries, partners, affiliates or any acquiring company of such competitors.  If Landlord transfers ownership of any Project Building, Landlord shall cause any transferee of such Project Building to be bound by the restrictions of this Section 23.14 with respect to the naming of the Project so long as Original Tenant occupies one hundred percent (100%) of the rentable square feet of the Premises.  For the sake of clarity, nothing in this Section 23.12 restricts the naming of or signage on any Project Building other than the Building.

23.13 Survival of Obligations.  The waivers of claims or rights, the releases and the obligations under this Lease to indemnify, protect, defend and hold harmless Landlord and other Indemnitees shall survive the expiration or earlier termination of this Lease, and so shall all other obligations or agreements hereunder which by their terms or nature survive the expiration or earlier termination of this Lease.

23.14 Time of the Essence.  Time is of the essence of this Lease and of the performance of each of the provisions contained in this Lease.

23.15 WAIVER OF TRIAL BY JURY.  IN GRAFTON PARTNERS L.P. v. SUPERIOR COURT, 36 CAL.4TH 944 (2005), THE CALIFORNIA SUPREME COURT RULED THAT CONTRACTUAL, PRE-DISPUTE JURY TRIAL WAIVERS ARE UNENFORCEABLE.  THE PARTIES, HOWEVER, ANTICIPATE THAT THE CALIFORNIA LEGISLATURE WILL ENACT LEGISLATION TO PERMIT SUCH WAIVERS IN CERTAIN CASES.  IN ANTICIPATION OF SUCH LEGISLATION, LANDLORD AND TENANT HEREBY WAIVE, AS OF THE EFFECTIVE DATE OF SUCH LEGISLATION AND TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS, TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE OR ANY EMERGENCY OR STATUTORY REMEDY.

23.16 Consent to Venue.  Tenant hereby waives any objection to venue in the County of Santa Clara, and agrees and consents to the personal jurisdiction of the courts of the State of California with respect to any action or proceeding (a) brought by Landlord, Tenant or any other party, relating to (A) this Lease and/or any understandings or prior dealings between the parties hereto, or (B) the Premises, the Project, or any part thereof, or (b) to which Landlord is a party.

23.17 Financial Statements.  Within ten (10) Business Days after Landlord’s request (but no more often than once each year), Tenant shall deliver to Landlord (and any prospective purchaser or Encumbrancer of the Building) the then current financial statements of Tenant (including a balance sheet and profit and loss statement for the most recent prior fiscal year for which annual statements are available and financial statements for interim periods following the end of the last fiscal year for which annual statements are available), together with a certificate of Tenant’s auditor (or if audited financial statements are not available, then a certificate of Tenant’s Chief Financial Officer) to the effect that such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition and operations of Tenant for, and as of the end of, such fiscal year, provided that any such recipient agrees to treat such information as confidential and protect such information with at least the same degree of care recipient uses to protect its own confidential information of like importance.  In addition, within ten (10) days after Landlord’s request, Tenant shall provide Landlord (and any prospective purchaser or mortgagee of the Building) with such other information as Landlord reasonably deems necessary to evaluate Tenant’s financial condition.  Notwithstanding the foregoing provisions of this Section 22.17, this Section 22.17 shall have no application so long as shares of Tenant’s securities are publicly traded on a national stock exchange in the United States.

23.18 Modification of Lease.  This Lease may be modified or amended only by an agreement in writing signed by both parties.  Should any Encumbrancer require a modification of this Lease, or should Landlord be advised by counsel that any part of the payments by Tenant to Landlord under this Lease may be characterized as unrelated business income under the United States Internal Revenue Code and its regulations, then and in either such event, Tenant agrees that this Lease may be modified as requested by the Encumbrancer or as may be required to avoid such characterization as unrelated business income, as the case may be, and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) Business Days following a request therefor; provided, however, that any such modification shall not increase any expense payable by Tenant hereunder or  in any other way materially and adversely change the rights and obligations of Tenant hereunder.

23.19 No Option.  The submission of this Lease to Tenant for review or execution does not create an option or constitute an offer to Tenant to lease the Premises on the terms and conditions contained herein, and this Lease shall not become effective unless and until it has been executed and delivered by both Landlord and Tenant.

23.20 Independent Covenants.  This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and Tenant hereby expressly waives the benefit of any statute to the contrary and, except as provided in Section 12.8.2, agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

23.21 Compliance with Anti-Terrorism Law.  Tenant represents to Landlord that Tenant is not in violation of any Anti-Terrorism Law, and that Tenant is not, as of the date hereof (a) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in, any Anti-Terrorism Law.  In addition, Tenant represents that neither Tenant nor any of its affiliates, officers, directors, shareholders, members or lease guarantor, as applicable, is a Prohibited Person.  If at any time any of the foregoing representations becomes false, it shall be considered a material Event of Default under this Lease.

23.22 Rent Not Based on Income.  No Rent or other payment in respect of the Premises shall be based in any way upon net income or profits from the Premises.  Tenant may not enter into or permit any sublease or license or other agreement in connection with the Premises which provides for a rental or other payment based on net income or profit.

23.23 Waiver.  Failure by Landlord to declare an Event of Default upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such Event of Default, but Landlord shall have the right to declare such Event of Default at any time after its occurrence.  To be effective, a waiver of any provision of this Lease, or any default, shall be in writing and signed by the waiving party.  Any waiver hereunder shall not be deemed a waiver of subsequent performance of any such provision or subsequent defaults.  The subsequent acceptance of Rent hereunder, or endorsement of any check by Landlord, shall not be deemed to constitute an accord and satisfaction or a waiver of any preceding Event of Default, except as to the particular Rent so accepted, regardless of Landlord’s knowledge of the preceding Event of Default at the time of acceptance of the Rent.  No course of conduct between Landlord and Tenant, and no acceptance of the keys to or possession of the Premises by Landlord before the Expiration Date, shall constitute a waiver of any provision of this Lease or of any Event of Default, or operate as a surrender of this Lease.

23.24 Tenant’s Authority.  Tenant, and each of the persons executing this Lease on behalf of Tenant, represent and warrant that (a) Tenant is a duly formed, authorized and existing corporation, limited liability company, partnership, trust, or other form of entity (as the case may be), (b) Tenant is qualified to do business in California, (c) Tenant has the full right and authority to enter into this Lease and to perform all of Tenant’s obligations hereunder, and (d) each person signing on behalf of Tenant is authorized to do so.  Tenant shall deliver to Landlord, concurrent with the execution of this Lease, such certificates, resolutions, or other written assurances authorizing Tenant’s execution and delivery of this Lease.  Landlord, and each of the persons executing this Lease on behalf of Landlord, represent and warrant that (a) Landlord is a duly formed, authorized and existing corporation, limited liability company, partnership, trust, or other form of entity (as the case may be), (b) Landlord is qualified to do business in California, (c) Landlord has the full right and authority to enter into this Lease and to perform all of Landlord’s obligations hereunder, and (d) each person signing on behalf of Landlord is authorized to do so.

23.25 Accessibility Disclosure.   To Landlord’s actual knowledge, the Premises have not undergone inspection by a Certified Access Specialist (CASp), as defined in Section 55.52 of the California Civil Code.  The foregoing statement is included in this Lease solely for the purpose of complying with California Civil Code Section 1938 and shall not in any manner affect Landlord’s and Tenant’s respective responsibilities for compliance with construction-related accessibility standards as provided in this Lease.

23.26 Counterparts.  This Lease may be executed in counterpart.  All such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

[Signatures follow on next page]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the Lease Date set forth in the Basic Lease Information.

LANDLORD:

CF TASMAN SV LLC,
a Delaware limited liability company

By:	/s/ Andrew Osborne
Name:	Andrew Osborne
Title:	Managing Director / Authorized Signatory

Date: October 23, 2015

TENANT:

SILVER SPRING NETWORKS, INC.,
a Delaware corporation

By:	/s/ Michael A Bell
Name:	MICHAEL A BELL
Title:	CEO & PRESIDENT

By:
Name:
Title:

Date: , 2015

EXHIBIT A

SITE PLAN

[see attached]

EXHIBIT A

PROJECT SITE PLAN –

250 West Tasman
230 West Tasman
Adjacent Outside Area
210 West Tasman
190 West Tasman

EXHIBIT B

FLOOR PLAN OF THE PREMISES

[see attached]

EXHIBIT B

FLOOR PLAN —

210 W Tasman –

Second Floor:

First Floor:

EXHIBIT C

CONFIRMATION

THIS CONFIRMATION is made this ____ day of ___________, 2016, between CF TASMAN SV LLC, a Delaware limited liability company (“Landlord”), and SILVER SPRING NETWORKS, INC., a Delaware corporation (“Tenant”).

RECITALS

WHEREAS, by Lease Agreement, dated October 23, 2015, between the parties hereto (the “Lease”), Landlord leased to Tenant and Tenant leased from Landlord for the Term and upon the terms and conditions set forth therein that certain premises containing approximately 95,939  square feet of rentable area, shown on Exhibit B to the Lease, and located on the Project shown on Exhibit A to the Lease, and commonly known as 210 West Tasman.

WHEREAS, the parties hereto wish to confirm and memorialize the Phase I Premises Delivery Date, the Phase II Premises Delivery Date, the Lease Commencement Date, the Base Rent Commencement Date and the Expiration Date of the Term.

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. All terms used herein, as indicated by the initial capitalization thereof, shall have the same respective meanings designated for such terms in the Lease.

2.  The Phase I Premises Delivery Date of the Lease occurred on ______________, 20___.

3. The Phase II Premises Delivery Date of the Lease occurred on _____________, 20___

4. The Term of the Lease commenced upon the Lease Commencement Date, which for all purposes under the Lease shall be deemed to be ____________, ____.

5. The obligation to pay Base Monthly Rent commenced upon the Base Rent Commencement Date, which for all purposes under the Lease shall be deemed to be _____________, _____.

6.  The Expiration Date of the Lease shall be ___________, 20__, unless sooner terminated as provided in the Lease.

7.  Any work required to be performed by Landlord under the Lease has been completed in the manner required thereunder as of the Delivery Date.

[signatures on following page]

EXHIBIT C – Page 1

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation of Lease Term to be executed as the day and year first above written.

LANDLORD:

CF TASMAN SV LLC,
a Delaware limited liability company

By:
Name:
Title:

Date:	, 2016

TENANT:

SILVER SPRING NETWORKS, INC.,
a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

Date:	, 2016

EXHIBIT C – Page 2

EXHIBIT D

WORK LETTER

This Work Letter (this “Work Letter”) is attached to and forms a part of the Lease Agreement dated October 23, 2015 (the “Lease”), by and between CF Tasman SV LLC, a Delaware limited liability company (“Landlord”), and Silver Spring Networks, Inc., a Delaware corporation (“Tenant”), pertaining to certain premises located at 210 West Tasman Drive, San Jose, California. Except where clearly inconsistent or inapplicable, the provisions of the Lease are incorporated into this Work Letter, and capitalized terms used without being defined in this Work Letter shall have the meanings given them in the Lease.

The purpose of this Work Letter is to set forth the respective responsibilities of Landlord and Tenant with respect to the design and construction of all alterations, additions and improvements that Tenant may deem necessary or appropriate to prepare each Phase of the Premises for occupancy by Tenant under the Lease.  Such alterations, additions and improvements to a Phase of the Premises are referred to in this Work Letter as the “Tenant Improvements,” and the work of constructing the Tenant Improvements is referred to as the “Tenant Improvement Work.”

Landlord and Tenant agree as follows:

2. General.

2.1 Except for Landlord’s performance of Landlord’s Work, Tenant is solely responsible for designing the Tenant Improvements and performing the Tenant Improvement Work (subject to Landlord’s rights of review and approval set forth in this Work Letter).

2.2 Landlord’s sole interest in reviewing and approving the Construction Drawings (as hereinafter defined) for any Phase of the Tenant Improvements is to protect the Building and Landlord’s interests, and no such review or approval by Landlord shall be deemed to create any liability of any kind on the part of Landlord, or constitute a representation on the part of Landlord or any person consulted by Landlord in connection with such review and approval that the Space Plans or Final Working Drawings are correct or accurate, or are in compliance with any Applicable Laws.

2.3 Landlord shall contribute (subject to the terms and conditions set forth in this Work Letter) the amount specified in Section 5.1 below as the Construction Allowance toward the costs of performing the Tenant Improvement Work.

2.4 Tenant shall be responsible for all costs of designing the Tenant Improvements for each Phase of the Premises and all costs for performing the Tenant Improvement Work relating to such Phase to the extent such costs of design and performance, in the aggregate, exceed the Construction Allowance allocable to such Phase.

2.5 The “Date of TI Substantial Completion” with respect to the Tenant Improvements for each Phase shall mean the date on which such Tenant Improvements are substantially complete, except for finishing details, decorative items, minor omissions, mechanical adjustments, and similar items of the type customarily found in an architectural punchlist, and Tenant may legally occupy such Phase

2.6 Any default by Tenant under this Work Letter and the failure to cure such default within the applicable cure period, if any, set forth herein shall constitute an Event of Default under this Work Letter and the Lease.  If an Event of Default occurs under the Lease or under this Work Letter at any time on or before the Date of TI Substantial Completion, then in addition to all other rights and remedies granted to Landlord under the Lease, Landlord shall have the right to withhold payment of all or any portion of the Construction Allowance and/or Landlord may cause Tenant’s Contractor to cease construction of the Tenant Improvements and all other obligations of Landlord under this Work Letter shall be suspended until such time as the default is cured.

2.7 If the Building and/or the Premises is damaged by fire or other casualty prior to the Phase I Premises Delivery Date, the rights and obligations of the parties shall be governed by Article 10 of the Lease and, if the Lease is not terminated pursuant to Article 10, the Lease Commencement Date shall be ninety (90) days after Landlord’s Restoration Work and Landlord’s Work as to the Phase I Premises are both substantial completed.

3. Landlord’s Work.

3.1 Landlord’s Work.  Landlord, at its cost  shall perform or caused to be performed the improvements described in Schedule A attached hereto (the “Landlord’s Work”).

EXHIBIT D – Page 1

3.2 Substantial Completion of Landlord’s Work.

(a) Substantial Completion.  Landlord shall cause the Landlord’s Work to be Substantially Complete on or before the Anticipated Phase I Premises Delivery Date.  Landlord will give Tenant at least five (5) Business Days’ prior written notice of the date on which the Landlord’s Work is anticipated to be Substantially Complete (the “Substantial Completion Date”). “Substantially Complete” or “Substantial Completion” shall mean that the Landlord’s Work has been completed except for mechanical adjustments and items of the type customarily found on an architectural punchlist (the “Punchlist”).  Landlord and Tenant shall then arrange a mutually convenient time, within such five Business Days for Tenant and/or Tenant’s Architect and Landlord to conduct a walk-through inspection of Landlord’s Work to determine if Substantial Completion has, in fact, occurred and to compile the Punchlist.  During the inspection, Landlord and Tenant’s Architect shall jointly determine whether or not Substantial Completion has occurred and compile the Punchlist.  If Tenant’s Architect determines that Substantial Completion has not occurred, Tenant may elect not to accept possession of the Premises pursuant to Section 2.3 of the Lease and deliver a Tenant’s Notice of Failed Delivery Requirements.

(b) Punchlist Items.  Landlord shall use commercially reasonable efforts to complete the Punchlist items within thirty (30) days following the inspection of the Landlord’s Work or such longer period as Landlord and Tenant shall reasonably agree is appropriate

4. Design and Approval of the Tenant Improvements.

4.1 Selection of Tenant’s Architect; Construction Drawings.

(a) Tenant shall retain an architect/space planner (“Tenant’s Architect”) to prepare the Construction Drawings. Tenant’s Architect shall be subject to the written approval of Landlord, which approval will not be unreasonably withheld, conditioned or delayed.  Landlord hereby approves AP+I Design as Tenant’s Architect.  Tenant shall retain engineering consultants designated by Landlord (the “Engineers”) to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life-safety and sprinkler work, if any, in the Premises in connection with the Tenant Improvement to each Phase.  The plans and drawings to be prepared by Tenant’s Architect and the Engineers hereunder for each Phase shall be known, collectively, as the “Construction Drawings.”

(b) All Construction Drawings shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld or delayed.  If available, Landlord shall supply Tenant with a set of drawings of the Building which Tenant may use in connection with the preparation of the Construction Drawings, but Tenant agrees that Landlord shall have no liability for the completeness or accuracy thereof, and Tenant’s Architect shall be responsible for performing all necessary field measurements and confirming the completeness and accuracy of such drawings, as well as the physical limitations of Building Systems.  To the extent Landlord requires review by third party consultants of any Constructions Drawings, Tenant shall reimburse Landlord for its reasonable out of pocket costs paid to such third-party consultant.

4.2 Space Plans.  Prior to drafting any Construction Drawings, Tenant shall furnish Landlord with Tenant’s final space plans for each Phase of the Premises (“Space Plans”). The Space Plans shall show locations of all proposed improvements, including partitions, cabinetry, equipment and fixtures, shall identify materials and finishes by location, and shall specify the location of any proposed structural floor penetrations or reinforcements, the location and extent of floor loading in excess of Building capacity, if any, any special HVAC requirements, the location and description of any special plumbing requirements, and any special electrical requirements.  In addition, the Space Plans shall show telephone and telecommunications facilities, and computer and electronic data facilities. Landlord shall approve or disapprove the Space Plans by written notice given to Tenant within ten (10) business days after receipt of the Space Plans.  Landlord shall not unreasonably withhold its approval of the Space Plans, provided that, without limiting the generality of the foregoing, Landlord shall be entitled to withhold its approval of the Space Plans if, in Landlord’s good faith judgment, the proposed improvements depicted on the Space Plans: (a) do not comply with applicable Requirements; (b) are not consistent with the quality and character of the Property; (c) are likely to adversely affect Building Systems, the structure of the Building or the safety of the Building; (d) may impair Landlord’s ability to furnish services to Tenant; (e) may adversely affect the appearance of the Building or the marketability of the Premises to subsequent tenants; (f) are prohibited by the REA, or any mortgage, trust deed or other instrument encumbering the Property; (g) are likely to be substantially delayed because of availability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; or (h) are not, at a minimum, in accordance with Landlord’s building standards and construction rules and regulations, and the Sustainable Practices.  Landlord may withhold its approval of the Space Plans if any one or more of the foregoing situations exist; provided, however, that the foregoing reasons shall not be the only reasons for which Landlord may withhold its approval, whether such other reasons are similar or dissimilar to the foregoing.  If Landlord disapproves the Space Plans, Landlord shall return the Space Plans to Tenant with a statement of Landlord’s reasons for disapproval, or specifying any required corrections and/or revisions.  Landlord shall approve or disapprove of any revisions to the Space Plans by written notice given to Tenant within five (5) business days after receipt of such revisions.  This procedure shall be repeated until Landlord approves the Space Plans. Landlord hereby approves the Space Plan for the Phase 1 Premises attached hereto as Exhibit D-1.

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4.3 Final Working Drawings.  Following Landlord’s approval of the Space Plans, Tenant shall cause Tenant’s Architect and the Engineers to prepare and submit for Landlord’s approval complete and detailed construction plans and specifications, including a fully coordinated set of architectural, structural, mechanical, electrical, plumbing, HVAC, life safety and sprinkler working drawings for the Tenant Improvement Work for such Phase, in a form which is sufficiently complete to permit subcontractors to bid on the work (the “Final Working Drawings”).  Tenant shall furnish Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall approve or disapprove of the Final Working Drawings by giving written notice to Tenant within ten (10) business days after receipt thereof.  Landlord shall not unreasonably withhold or delay its approval of the Final Working Drawings, provided that, without limiting the generality of the foregoing, Landlord shall be entitled to withhold its consent to the Final Working Drawings for any of the reasons specified in Section 3.2 above, or if in Landlord’s good faith judgment, the Final Working Drawings are inconsistent with, or do not conform to, the Space Plans. If Landlord disapproves the Final Working Drawings, Landlord shall return the Final Working Drawings to Tenant with a statement of Landlord’s reasons for disapproval and/or specifying any required corrections or revisions. Landlord shall approve or disapprove of any such revisions to the Final Working Drawings within five (5) business days after receipt of such revisions. This procedure shall be repeated until Landlord approves the Final Working Drawings (as so approved, the “Approved Working Drawings”).

5. Construction of Tenant Improvements.

5.1 Contracts with Tenant’s Contractor and Subcontractors.

(a) Tenant shall retain a licensed general contractor as the contractor for the construction of the Tenant Improvements for each Phase (“Tenant’s Contractor”).  Tenant’s Contractor must be experienced in the performance of work comparable to the work of the Tenant Improvements in buildings comparable to the Building, and shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord hereby approves each of Devcon, Skyline and Novo as Tenant’s Contractor.  All subcontractors, laborers, materialmen and suppliers used by Tenant (such subcontractors, laborers, materialmen and suppliers, together with Tenant’s Contractor, are collectively referred to herein as “Tenant’s Agents”) must be approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord reserves the right to require that any work to be performed on the Building Systems be performed by subcontractors specified by Landlord.

(b) Tenant shall furnish Landlord with true and correct copies of all construction contracts between Tenant and Tenant’s Contractor relating to the Tenant Improvement Work for each Phase, provided that Landlord’s review of such contracts shall not relieve Tenant from its obligations under this Work Letter nor shall such review be deemed to constitute Landlord’s representation that such contracts comply with the requirements of this Work Letter.  All such contracts shall expressly provide that (i) the work to be performed thereunder shall be subject to the terms and conditions of this Work Letter, including, without limitation, that such work shall comply with the Landlord’s construction rules and regulations and the Sustainable Practices and (ii) the Tenant Improvement Work (or in the case of a subcontractor, the portion thereof performed by such subcontractor), including all equipment installed as part of the Tenant Improvement Work, shall be warranted in writing to Tenant and Landlord to be free from any defects in workmanship and materials for a period of not less than one (1) year from the Date of TI Substantial Completion for such Phase. Tenant agrees to give to Landlord any assignment or other assurances which may be necessary to permit Landlord to directly enforce such warranties (such warranties shall include, without additional charge, the repair of any portion of the Building or Outside Areas which may be damaged as a result of the removal or replacement of the defective Tenant Improvements).  Tenant shall cause Tenant’s Agents to engage only union labor.  In the event of any labor disturbance caused by persons employed by Tenant or Tenant’s Contractor, Tenant shall immediately take all actions necessary to eliminate such disturbance.  If at any time any of Tenant’s Agents hinders or delays any other work of improvement in the Building, or performs any work which may or does impair the quality, integrity or performance of any portion of the Building, including any portions of the Building Systems, Tenant shall cause such subcontractor, laborer, materialman or supplier to leave the Building and remove all tools, equipment and materials immediately upon written notice delivered to Tenant, and, without limiting Tenant’s indemnity obligations set forth in Section 9.2 of the Lease, Tenant shall reimburse Landlord for all costs, expenses, losses or damages incurred or suffered by Landlord resulting from the acts or omissions of Tenant’s Agents in or about the Building.

5.2 Permits.  Tenant shall obtain all building permits and other permits, authorizations and approvals which may be required in connection with, or to satisfy all Applicable Laws that apply to, the construction of the Tenant Improvements for each Phase in accordance with the Approved Working Drawings for such Phase (the “Permits”). Tenant agrees that neither Landlord nor Landlord’s consultants shall be responsible for obtaining any Permits or the certificate of occupancy for the Premises, and that obtaining the same shall be Tenant’s responsibility; provided, however, that Landlord will cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such Permit or certificate of occupancy. Any amendments or revisions to the Approved Working Drawings that may be necessary to obtain any such Permits, or which may be required by city officials or inspectors to comply with code rulings or interpretations, shall be prepared by Tenant’s Architect, at Tenant’s expense (provided that to the extent funds are available, such expense may be reimbursed from the Construction Allowance), and submitted to Landlord for Landlord’s review and approval as a Change Order under Section 6 below.  If Landlord disapproves of such amendments or revisions, Landlord shall return the same to Tenant with a statement of Landlord’s reasons for

EXHIBIT D – Page 3

disapproval, or specifying any required corrections.  This procedure shall be repeated until Landlord approves the amendments or revisions and all Permits have been obtained for the Approved Working Drawings, as so amended.  Tenant acknowledges and agrees that Tenant, at Tenant’s expense (subject to application of the Construction Allowance), is responsible for performing all accessibility and other work required to be performed in connection with the Tenant Improvement Work, including, but not limited to, any “path of travel” or other work outside the Premises; provided, however, that Landlord may elect upon written notice to Tenant, to perform any such work in the Outside Areas or elsewhere outside the Premises, at Tenant’s expense.

5.3 Commencement of Work.  At least ten (10) days prior to the commencement of construction of the Tenant Improvements for each Phase, or the delivery of any construction materials for the Tenant Improvement Work to the Building for such Phase, whichever is earlier, Tenant shall submit to Landlord a notice specifying the date Tenant will commence construction of the Tenant Improvements, the estimated Date of TI Substantial Completion for such Phase, and the construction schedule provided by Tenant’s Contractor.  In addition, prior to the commencement of construction of the Tenant Improvements, or the delivery of any construction materials for the Tenant Improvement Work to the Building, whichever is earlier, Tenant shall submit to Landlord the following: (a) all Permits required to commence construction of the Tenant Improvements for the Phase; (b) a copy of the executed construction contract with Tenant’s Contractor, in the form previously approved by Landlord; (c) true and correct copies of all policies of insurance, or original certificates thereof executed by an authorized agent of the insurer or insurers, together with any endorsements referred to in Section 4.5 below, confirming to Landlord’s reasonable satisfaction compliance with the insurance requirements of this Work Letter; and (d) a detailed breakdown of the schedule of values, by trade, of the final costs that will be or have been incurred, in connection with the performance of the Tenant Improvement Work which Tenant shall update at least monthly (the most recent such budget, the “Budget”).

5.4 Performance of Work.  All work performed by Tenant’s Contractor shall: (a) strictly conform to the Approved Working Drawings; (b) comply with all Applicable Laws (including building codes), all applicable standards of the American Insurance Association and the National Electrical Code, and all building material manufacturer’s specifications; (c) comply with all rules and regulations from time to time adopted by Landlord to govern construction in or about the Building; and (d) shall be performed in a good and professional manner, consistent with industry standards applicable to Class A office space in Santa Clara County, and the Sustainable Practices.  At all times during construction of the Tenant Improvements, Landlord and Landlord’s employees and agents shall have the right to enter the Premises to inspect the Tenant Improvement Work, and to require the correction of any faulty work or any material deviation from the Approved Working Drawings. Tenant shall not close-up any Tenant Improvement Work affecting the life safety, telecommunications, heating, ventilation and air conditioning, plumbing, electrical or other systems in the Premises until the same have been inspected and approved by Landlord’s agents. No inspection or approval by Landlord of any such work shall constitute an endorsement thereof or any representation as to the adequacy thereof for any purpose or the conformance thereof with any Applicable Laws, and Tenant shall be fully responsible and liable therefor.  Tenant shall reimburse Landlord for the cost of any repairs, corrections or restoration which must be made, in Landlord’s good faith judgment, to the Premises or any other portion of the Building, if caused by Tenant’s Contractor or any other of Tenant’s Agents.  Landlord shall not be entitled to a construction management fee or administrative fee for Landlord’s involvement with the Tenant Improvement Work; provided, however, that the foregoing shall not limit any the provisions of Section 4.1(b) and Section 7 providing for reimbursement of certain costs incurred by Landlord.

5.5 Insurance.  At all times during the construction of the Tenant Improvements (and in the case of products and completed operations coverage, for a period at least equal to the statute of limitations), in addition to the insurance required to be maintained by Tenant under the Lease, Tenant shall require all of Tenant’s Agents to maintain (a) commercial general liability insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence and not less than Five Million Dollars ($5,000,000)  per project aggregate (which liability limits may be satisfied with a combination of primary and excess/umbrella liability , with a separation of insureds endorsement, and shall further insure Landlord and Tenant against liability for property damage of at least Five Million Dollars ($5,000,000), and contractor’s protective liability, and products and completed operations coverage in an amount not less than Three Million Dollars ($3,000,000)  per incident; (b) business automobile liability insurance with a policy limit of not less than One Million Dollars ($1,000,000) each accident for bodily injury and property damage, providing coverage at least as broad as the Insurance Services Office (ISO) Business Auto Coverage form covering Automobile Liability, code 1 “any auto”, and insuring against all loss in connection with the ownership, maintenance and operation of automotive equipment that is owned, hired or non-owned; (c) worker’s compensation with statutory limits and employer’s liability insurance with limits of not less than One Million Dollars ( $1,000,000) per accident and per disease per employee; provided, however, the limits in clauses (a) and (b) above shall be reduced to One Million Dollars ($1,000,000) for any subcontractor that is not a Major Subcontractor and to Two Million Dollars ($2,000,000) for any Major Subcontractor.  As used herein, “Major Subcontractor” shall mean any contractor or subcontractor performing Tenant Improvement Work costing in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate or performing work affecting the Building Systems.   In addition, Tenant shall carry “Builder’s Risk” insurance for the amount of the completed value of the Tenant Improvements covering the construction (including building materials) of the Tenant Improvements, including such extended coverage endorsements as may be reasonably required by Landlord.  Tenant’s liability insurance shall be written on an “occurrence” basis and shall name Landlord, all Encumbrancers and Landlord’s designated agents as additional insureds (by endorsement reasonably acceptable to Landlord).  The “Builder’s Risk” insurance shall name Landlord and such other parties as Landlord may specify as the loss payee(s) with respect to all proceeds received therefrom.  All of the insurance required to be carried

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by Tenant hereunder shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing, and applicable insurance in force for or on behalf of Landlord, shall provide that Landlord shall receive thirty (30) days’ written notice from the insurer prior to any cancellation or change of coverage, and shall be placed with companies which are rated A-:XIII or better in Best’s Key Rating Guide and licensed to do business in the State of California.  All deductibles and self-insured retentions under Tenant’s policies are subject to Landlord’s reasonable approval, and all insurance maintained by Tenant’s Agents shall preclude subrogation claims thereunder by the insurer against Landlord Insureds.  Tenant’s compliance with the provisions of this Section shall in no way limit Tenant’s liability under any of the other provisions of the Lease.

5.6 Liens.  Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant.  Should Tenant fail to remove any such lien within five (5) days after notice to do so from Landlord, Landlord may, in addition to any other remedies, record a bond pursuant to California Civil Code Section 8424 and all costs and obligations incurred by Landlord in so doing shall immediately become due and payable by Tenant to Landlord as Additional Rent under the Lease.  Landlord shall have the right to post and keep posted on the Premises any notices that may be required or permitted by Laws, or which Landlord may deem to be proper, for the protection of Landlord and the Building from such liens.  Promptly following completion of construction, Tenant shall provide Landlord a copy of a final unconditional lien release from Tenant’s Contractor and each of Tenant’s Agents who performed work or supplied materials for the Tenant Improvements and who recorded a preliminary 20-day notice.  Upon completion of construction, Tenant shall promptly record a Notice of Completion in accordance with California Civil Code Section 8182 and provide a copy thereof to Landlord.

6. Responsibility for Design and Construction Costs.

6.1 Construction Allowance.  Landlord will contribute to the costs of performing the Tenant Improvement Work, as depicted on the Approved Working Drawings, to the extent of the lesser of (a) One Million Six Hundred Sixty Nine Thousand Three Hundred Fifty Dollars ($1,669,350) for the Tenant Improvement Work to the Phase I Premises and One Million Nine Hundred Twenty Eight Thousand Three Hundred Sixty Two and 50/100 Dollars ($1,928,362.50) for the Tenant Improvement Work to the Phase II Premises or (b) the actual cost for such work (such amount for each Phase being the “Construction Allowance” for such Phase).  The amount of the Construction Allowance for each Phase shall be disbursed pursuant to Section 6.2.  Except as otherwise provided in Section 5.3 of this Work Letter, below, Tenant shall pay all costs in excess of the Construction Allowance for the design and construction of the Tenant Improvements. Except as otherwise specified in this Work Letter, the Construction Allowance may be applied only to the payment or reimbursement of:  (i) the cost of obtaining Permits; (ii) the reasonable out of pocket costs paid by Landlord to any third-party consultant to review and approve the Final Working Drawings, or the Approved Working Drawings and costs incurred by Landlord in reviewing proposed Change Orders; and (iii) documented costs of labor and materials incorporated into the Tenant Improvements (excluding all costs of furnishings, furniture, trade fixtures, equipment, signage and other personal property, including switches, servers, routers and similar data and telecommunications cabling and equipment) (“Permitted Allowance Items”).

6.2 Disbursements of Construction Allowance. Landlord shall disburse the Construction Allowance on a progress payment basis during the construction of the Tenant Improvements for each Phase, as set forth in this Section 6.2.

(a) Monthly Disbursements.  From time to time, if Tenant desires disbursement of any portion of the Construction Allowance, Tenant shall deliver to Landlord, on or before the fifteenth (15th) day of the month (and not more often than once per month) the following:  (i) an Application and Certificate for Payment (AIA Document G702) (“Application for Payment”) signed by Tenant’s Architect, together with an updated schedule of values indicating the portion of the Tenant Improvement Work that has been completed for such Phase and the portion that has not been completed as of the date of the request for payment; (ii) an updated Budget setting forth in reasonable detail (A) a computation of the total costs of performing the Tenant Improvements incurred by Tenant during the prior month (including costs related to Change Orders) and (B) the cumulative Tenant Improvement costs incurred through the end of such month; (iii) a calculation of the portion of the request for payment due Tenant’s Contractor that is Landlord’s Share (as defined below in this Section 6.2(a)); (iv) invoices from all of Tenant’s Agents for labor rendered and materials delivered to the Premises in connection with the Tenant Improvements for such Phase; (v) executed conditional mechanic’s lien releases from Tenant’s Contractor and Tenant’s Agents who have recorded a preliminary 20-day notice included in the Application for Payment, together with unconditional mechanic’s lien releases from Tenant’s Contractor and Tenant’s Agents who have recorded a preliminary 20-day notice with respect to payments made by Landlord pursuant to Tenant’s prior submission of an Application for Payment, which shall comply with the appropriate provisions of California Civil Code Sections 8132 and 8134; and (vi) all other information reasonably requested by Landlord or Encumbrancer to support the disbursement.  Tenant’s request for payment shall constitute Tenant’s representation to Landlord that, without limiting any warranty or other similar claims that Tenant may have against Tenant’s Contractor or Tenant’s Agents, Tenant has accepted and approved for payment the work furnished and/or materials supplied as set forth in the Application for Payment, and that the amount requested constitutes payment for Permitted Allowance Items that have been incurred by Tenant or are currently owing to Tenant’s Contractor or Tenant’s Agents.  Provided that the Lease is then in full force and effect and Tenant is not in default of any of its obligations under the Lease, including this Work Letter, within forty-five (45) days after receipt of the foregoing, Landlord shall deliver a check to Tenant made payable to Tenant’s Contractor or as otherwise directed in writing by Tenant (including solely to Tenant), in payment of the lesser of:  (i) Landlord’s Share, if applicable, of the Permitted

EXHIBIT D – Page 5

Allowance Items shown in the applicable Application for Payment, after first deducting any amounts payable pursuant to Section 7 and (ii) the balance of any remaining available portion of the Construction Allowance for such Phase (excluding the Final Retention), provided that Landlord may withhold from such disbursement amounts attributable to work that Landlord reasonably determines does not comply with the Approved Working Drawings, as amended by Change Orders approved by Landlord.  “Landlord’s Share” shall be the proportion that the Construction Allowance bears to the estimated total cost of the Tenant Improvements as reflected in the current Budget.  For example, if the estimated total cost of the Tenant Improvements for Phase I of the Premises in the current Budget for such Phase is Four Million Dollars ($4,000,000), Landlord’s Share of a draw request would be forty two percent (42%), less the amount of the Final Retention.  If the estimated total cost of the Tenant Improvements changes during the course of construction due to changes in the scope of the work, increased costs of materials, delays, or any other reason, Landlord’s Share shall be appropriately adjusted to reflect the estimated total cost of the Tenant Improvements at the time of each draw request.  Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request.  Tenant shall provide in the construction contracts with Tenant’s Contractor that Tenant may withhold from each amount otherwise due Tenant’s Contractor a ten percent (10%) (or larger) retention (the aggregate amount of such retentions to be known as the “Final Retention”) until final completion of the Tenant Improvement Work, and that each Application for Payment shall reflect such ten percent (10%) (or larger) retention.

6.3 Final Payment.  Provided that the Lease is then in full force and effect and Tenant is not in default of any of its obligations under the Lease, including this Work Letter, final payment by means of a check made payable to Tenant’s Contractor or as Tenant shall otherwise direct in writing, shall be delivered by Landlord to Tenant following the latest to occur of the following: (i) Tenant delivers to Landlord invoices from Tenant’s Contractor and each of Tenant’s Agents for labor rendered and materials delivered to the Premises properly executed mechanics lien releases in compliance with both California Civil Code Section 8136 and Section 8138; (ii) Tenant’s Architect delivers to Landlord AIA Form G704, certifying that the construction of the Tenant Improvements in the Phase of Premises has been substantially completed; (iii) Tenant delivers to Landlord copies of all Permits, licenses, certificates and other governmental authorizations and approvals in connection with, and indicating final approval of, the Tenant Improvement Work, and which will be necessary for the operation of Tenant’s business within the Premises; (iv) Tenant delivers a copy of the recorded Notice of Completion and such other items required in the last sentence of Section 8; (v) Tenant delivers specification cut sheets for all non-Building standard equipment and lighting and manufacturers’ warranties and operating instructions; (vi) original stamped building permit inspection cards with all final sign-offs; (vii) the final punchlist completed and signed off by Tenant’s Architect; and (viii) the satisfaction of any other reasonable requirements or conditions that may be required or imposed by Encumbrancer with respect to the construction of the Tenant Improvements.  If Tenant fails to submit any necessary documentation for disbursement of the Construction Allowance on or before the date that is one (1) year after the Phase I Premises Delivery Date or the Phase II Premises Delivery Date, as applicable, Landlord shall have no further obligation to disburse the Construction Allowance to Tenant, and Tenant shall conclusively be deemed to have waived any rights to receive the same.

7. Change Orders.  Landlord will not unreasonably withhold its approval of (a) any request by Tenant, or by Tenant’s Contractor with Tenant’s approval, to amend or change the Approved Working Drawings, or (b) any change or amendment to the Approved Working Drawings that may be necessary to obtain any Permits, or which may be required by city officials or inspectors to comply with code rulings or interpretations (any of the foregoing, a “Change Order”), provided such Change Order does not diminish the quality of construction of the Tenant Improvements.  Without limiting the generality of the foregoing, however, Tenant acknowledges that it shall not be unreasonable for Landlord to withhold consent to any Change Order if any of the circumstances specified in Section 3.2 apply.  No material changes or modifications to the Approved Working Drawings shall be made unless by written Change Order signed by Landlord and Tenant.  Tenant shall pay all costs attributable to Change Orders, including costs incurred by Landlord in reviewing proposed Change Orders (provided that to the extent funds are available, such costs may be paid or reimbursed from the Construction Allowance).

8. Deliveries Upon Completion of Construction.  Within ten (10) days after completion of the Tenant Improvement Work, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Mateo, in accordance with California Civil Code Section 8182 or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation.  If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s expense.  Within thirty (30) days after completing the Tenant Improvements:  (a) Tenant shall cause Tenant’s Architect and the Contractor to (i) update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (ii) certify to the best of their knowledge that the updated drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (iii) deliver to Landlord two (2) hard copies, two (2) CD ROMS in Auto CAD format and an electronic pdf version of such updated drawings; and (b) Tenant shall deliver to Landlord two (2) hard copies and one electronic pdf version of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

9. Ownership of Tenant Improvements.  The Tenant Improvements shall be deemed, effective upon installation, to be a part of the Premises and the Building and shall be deemed to be the property of Landlord (subject to Tenant’s right to use the same during the Term of the Lease), and shall be surrendered at the expiration or earlier termination of the Term, unless Landlord shall have conditioned its approval of the Space Plan for the Phase II Premises, Final Working Drawings for either Phase or any Change Order

EXHIBIT D – Page 6

on Tenant’s agreement to remove any items thereof, in which event, prior to the expiration or termination of the Term, the specified items shall be removed at Tenant’s expense, any damage caused by such removal shall be repaired, and the Premises shall be restored to their condition existing prior to the installation of the items in question, normal wear and tear excepted.  Landlord’s right to condition its approval of the Final Working  Drawings for the Phase I Premises on Tenant’s agreement to remove items depicted thereon shall be limited to only those items of further detail, scale or design of the schematic aspects of the Space Plan attached as Exhibit D-1 in the Final Working Drawings to the extent not depicted on such Space Plan or to the extent materially different from the depiction of such items on such Space Plan.  As examples, (a) if the Space Plan depicts a file room and the further detail of the Final Work Drawings depict a reinforced floor within such file room, Landlord’s right to require removal of Tenant Improvements with respect to the file room would be limited to the reinforced floor, not the demising walls creating the file room and (b) if the Space Plan depicted certain finishes to the cabinetry in the kitchen and the Final Working Drawings depict another finish that is not materially different, Landlord shall not have the right to require removal of the cabinetry based on the change in the finishes.  The removal, repair and restoration described above shall, at Landlord’s sole election, be performed either by Tenant or by Landlord; and if such work shall be performed by Landlord, Tenant shall pay to Landlord, within ten (10) days following Landlord’s demand, the reasonable cost and expense of such work.

10. Representatives.

10.1 Tenant’s Representative.  Tenant has designated Terry Pashoian as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

10.2 Landlord’s Representative.  Landlord has designated Drew Thomas as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

11. Notices.  All notices under this Work Letter shall be given in accordance with Article 16 of the Lease.

12. Payments to Landlord.  Tenant shall pay to Landlord, as Additional Rent, all amounts due under the terms of this Work Letter within ten (10) days following delivery of Landlord’s invoice therefor, which invoices shall be rendered monthly or at such other intervals as Landlord shall determine.  The provisions of Section 3.5 and Article 12 of the Lease shall apply with respect to amounts not paid when due.

EXHIBIT D – Page 7

EXHIBIT D

SCHEDULE A

[ATTACHED]

EXHIBIT D – Page 8

SCHEDULE A

Landlord’s Work

Remove raised floor from the area highlighted below.

210 West Tasman First Floor:

EXHIBIT D-1

SPACE PLAN

[ATTACHED]

EXHIBIT D – Page 9

MFG. TEST LAB
96x96x96 SHIELDED ROOM
SHIPPING & RECEIVING
MFG. CHAMBER ROOM
LAB (BEN WHITE)
MIKE MUCH
MECH LAB
MIKE MUCH
585 STORAGE
LAB_B
NEVILLE CAMPBELL
(E) AT&T MPOE & UPS
(E) UPS ROOM
[230] (E) PG&E MPOE
HW/FW/ENG LAB
SM. CONF
575 WINSTON LEE LAB
575 THE GARAGE
LAB_A
386 SF
NEVILLE CAMPBELL
GAS METER LAB
DATA
JAN.
UNISEX RESTROOM
LG. CONF.
STORAGE
FAC STORAGE
VIDEO CONF
MEN
WOMEN
ELEC.
(E) ELEV. MACHINE RM.
BREAK
MOTHER'S ROOM
ELEC.
WOMEN
MEN
WOMEN LOCKERS
MEN LOCKERS
STAIR #2
STAIR #3
KITCHEN/SERVERY
WALL OF SCREENS
SM. CONF.
COMMERCIAL
"STREET LIGHT" CORRIDOR
PARKS-RESIDENTIAL -SMART CITY
UTILITY BUILDING
CUSTOMER WALL
CUSTOMER WALL
LOGISTICS
HISTORY
WHAT'S NEW
DEMO WALL
DEMO ROOM CENTER
USA'S CANOPY CONNECTION
DIRECTOR 8'X10'
DIRECTOR 8'X10'
DIRECTOR 8'X10'
DIRECTOR 8'X10'
DIRECTOR 8'X10'
BREAK ROOM
(E) FIRE SPKR. VALVE
LG. CONF.
UNISEX RESTROOM
(E) ALARM PANEL
PHONE
STAIR #1
(E) BIKE STORAGE
RECEPTION
SM. CONF.
BADGING
SM. CONF. ROOM
EXEC. OFFICE

BUILDING 230 - FIRST FLOOR

1/8"=1'-0"

APLI DESIGN
303 Bryant St., Suite 350
Mountain View, CA 94041

NO.	DESCRIPTION	DATE

LEGEND
EXISTING WALLS
(E) WALLS TO BE DEMOLISHED
(N) INTERIOR PARTITION

DEPARTMENT GROUPS
PLATFORM ENG.

SUMMARY

EXEC. OFFICE	1
STANDARD OFFICE	0
6'X8' WKST.	83
8'X8' ADMIN. WKST.	0
8'X10' DIR. WKST.	5
SMALL CONFERENCE	4
MEDIUM CONFERENCE	0
LARGE CONFERENCE	2
EXEC. BOARDROOM	0
TEAM ROOM	0
VIDEO CONF.	1

PROJECT:
SILVER SPRING NETWORKS
230 W. TASMAN DRIVE
SAN JOSE, CA

CLIENT:
SILVER SPRING NETWORKS
555 BROADWAY
REDWOOD CITY, CA

SHEET TITLE:
SPACE PLAN SEVEN

JOB NO.: 15300
DATE: 10.23.15
SCALE: AS SHOWN
SHEET NO.: SP7.1

MFG. TEST LAB
SHIPPING & RECEIVING
MFG. CHAMBER ROOM
LAB (JOHN WHITE)
MIKE MUCH
MECH LAB
MIKE MUCH
SBS STORAGE
LAB_B
NEVILLE CAMPBELL
LAB_D
NEVILLE CAMPBELL
SM. CONF.
575 MOSTON LEE LAB
575 THE GARAGE
LAB_A
NEVILLE CAMPBELL
GAS METER LAB
HW/FW/ENG LAB
(E) AT&T MPOE & UPS
(E) UPS ROOM
(E) PG&E MPOE
JAN.
UNISEX RESTROOM
STORAGE
VIDEO CONF.
FAC STORAGE
MEN
WOMEN
ELEC.
(E) ELEC. MACHINE RM.
BREAK
MOTHER'S ROOM
DATA
ELEC.
WOMEN
MEN
WOMEN LOCKERS
MEN LOCKERS
STAIR #2
STAIR #3
(E) OUTDOOR BBQ
KITCHEN/SERVERY
SM. CONF.
WALL OF SCREENS
WHAT'S NEW
COMMERCIAL
"STREET SMART" CORRIDOR
UTILITY BUILDING
PARKS-RESIDENTIAL -SMART CITY
CUSTOMER WALL
CUSTOMER WALL
LOGISTICS
HISTORY
DEMO ROOM CENTER
DEMO WALL
URA'S CANOPY CONNECTION
BREAK ROOM
UNISEX RESTROOM
(E) ALARM PANEL
PHONE
(E) BIKE STORAGE
LG. CONF.
STAIR #1
RECEPTION
OPEN TO ABOVE
SM. CONF.
BADGING
SM. CONF. ROOM
EXEC. OFFICE
(E) FIRE SPKR VALVE

BUILDING 230 - FIRST FLOOR

1/8"=1'-0"

A P I DESIGN

303 Bryant St., Suite 350
Mountain View, CA 94041

NO.	DESCRIPTION	DATE

LEGEND

- EXISTING WALLS
- (E) WALLS TO BE DEMOLISHED
- (N) INTERIOR PARTITION

DEPARTMENT GROUPS

PLATFORM ENG.

SUMMARY

EXEC. OFFICE	1
STANDARD OFFICE	0
6'X8' WKST.	83
8'X8' ADMIN. WKST.	0
8'X10' DIR. WKST.	5
SMALL CONFERENCE	4
MEDIUM CONFERENCE	0
LARGE CONFERENCE	2
EXEC. BOARDROOM	0
TEAM ROOM	0
VIDEO CONF.	1

PROJECT:

SILVER SPRING NETWORKS
230 W. TASMAN DRIVE
SAN JOSE, CA

CLIENT:

SILVER SPRING NETWORKS
555 BROADWAY
REDWOOD CITY, CA

SHEET TITLE:

SPACE PLAN SEVEN

JOB NO.: 15309
DATE: 10.23.15
SCALE: AS SHOWN

SHEET NO.: SP7.1

LOUNGE
OPEN OFFICE
EXEC. OFFICE
CONFERENCE
DIRECTOR 8'X10'
OFFICE
COPY
LAB
OPEN OFFICE LAB
HW & QA Compliance
STAIR #2
STAIR #3
CORRIDOR
MEN
WOMEN
DUCT SHAFT
TEAM ROOM
JAN.
ELEC.
STORAGE
ROOF ACCESS
ELEV.
BREAK ROOM
HW&QA COMPLIANCE LAB
COPY/ STORAGE
DATA
VIDEO CONF.
VESTIBULE
STAIR #1

BUILDING 230 - SECOND FLOOR

1/8"=1'-0"

A P + I DESIGN

303 Bryant St., Suite 350
Mountain View, CA 94041

NO.	DESCRIPTION	DATE

LEGEND

EXISTING WALLS
(E) WALLS TO BE DEMOLISHED
(N) INTERIOR PARTITION

DEPARTMENT GROUPS

CEO
HR
MANUFACTURING
SOFTWARE ENG
PRODUCT MGMT
PRODUCT PMO

MANAGED SERVICES
SILVER LINK ENG
STREET LIGHTS

SUMMARY

EXEC. OFFICE	4
STANDARD OFFICE	24
6'X8' WKST.	209
8'X8' ADMIN. WKST.	0
8'X10' DIR. WKST.	18
SMALL CONFERENCE	3
MEDIUM CONFERENCE	3
LARGE CONFERENCE	3
EXEC. BOARDROOM	0
TEAM ROOM	2
VIDEO CONF.	1

PROJECT:

SILVER SPRING NETWORKS
230 W. TASMAN DRIVE
SAN JOSE, CA

CLIENT:

SILVER SPRING NETWORKS
555 BROADWAY
REDWOOD CITY, CA

SHEET TITLE:

SPACE PLAN SEVEN

JOB NO.: 15009
DATE: 10.23.15
SCALE: AS SHOWN

SHEET NO.: SP7.2

LOUNGE
OPEN OFFICE
EXEC. OFFICE
CONFERENCE
OFFICE
LAB
STAIR #2
STAIR #3
STAIR #1
CORRIDOR
ROOF ACCESS
STORAGE
LOUNGE
BREAK ROOM
MEN
WOMEN
DUCT SHAFT
JAN.
ELEV.
COPY/STORAGE
TEAM ROOM
VIDEO CONF.
VESTIBULE

BUILDING 230 – SECOND FLOOR

A P + I DESIGN
393 Bryant St., Suite 350
Mountain View, CA 94041

NO.	DESCRIPTION	DATE

LEGEND

EXISTING WALLS

(E) WALL TO BE DEMOLISHED

(N) INTERIOR PARTITION

DEPARTMENT GROUPS

CEO
HR
MANUFACTURING
SOFTWARE ENG.
PRODUCT MGMT
PRODUCT PMO

MANAGED SERVICES
SILVER LINK ENG
STREET LIGHTS

SUMMARY

EXEC. OFFICE	4
STANDARD OFFICE	24
6'X8' WKST.	209
8'X8' ADMIN. WKST.	0
8'X10' DIR. WKST.	18
SMALL CONFERENCE	3
MEDIUM CONFERENCE	3
LARGE CONFERENCE	3
EXEC. BOARDROOM	0
TEAM ROOM	2
VIDEO CONF.	1

PROJECT:

SILVER SPRING NETWORKS
SAN JOSE, CA

CLIENT:

SILVER SPRING NETWORKS
555 BROADWAY
REDWOOD CITY, CA

SHEET TITLE:

SPACE PLAN
SEVEN

JOB NO.:
DATE:
SCALE: AS SHOWN

SHEET NO.: **SP7.2**

CONFERENCE
OFFICE
FILE
DIRECTOR 8'X10'
OPEN OFFICE
ALL HANDS #1 (159)
ALL HANDS #2 (156)
(315 TOTAL 2,803 SF TL)
STORAGE
(E) TELCO
(E) UPS
(E) ELEC
DATA/SERVER ROOM
RAMP
(E) TEST VALVE
CORRIDOR
STAIR #2
WOMEN
MEN
UNISEX RESTROOM
JAN.
ELEC.
BREAK
MOTHER'S ROOM
ELEV. MACHINE RM.
DATA
MEN LOCKER
WOMEN LOCKER
STAIR #3
EXEC. OFFICE
IT LAB/ BULLPEN
TRAINING
TRAINING LAB
NOC
GYM
FIRE SPKR VALVE
FIRE PANEL
PHONE
STAIR #1
LOBBY
YOGA ROOM
VIDEO CONF.
LG. CONF.
(E) ROLL-UP GARAGE DOOR
BUILDING 210 - FIRST FLOOR

A P + I DESIGN

303 Bryant St., Suite 350
Mountain View, CA 94041

NO.	DESCRIPTION	DATE

LEGEND

EXISTING WALLS
(E) WALLS TO BE DEMOLISHED
(N) INTERIOR PARTITION

DEPARTMENT GROUPS

LEGAL
FINANCE
ACCOUNTING
BUSINESS DEVELOPMENT
SERVICES

CUSTOMER SUPPORT

SUMMARY

EXEC. OFFICE	2
STANDARD OFFICE	41
6'X8' WKST.	87
8'X8' ADMIN. WKST.	0
8'X10' DIR. WKST.	20
SMALL CONFERENCE	1
MEDIUM CONFERENCE	2
LARGE CONFERENCE	5
EXEC. BOARDROOM	0
TEAM ROOM	0
VIDEO CONF.	0

PROJECT:

SILVER SPRING NETWORKS
210 W. TASMAN DRIVE
SAN JOSE, CA

CLIENT:

SILVER SPRING NETWORKS
555 BROADWAY
REDWOOD CITY, CA

SHEET TITLE:

SPACE PLAN SEVEN

JOB NO.: 15309
DATE: 10.23.15
SCALE: AS SHOWN

SHEET NO.: **SP7.1**

CONFERENCE
OFFICE
FILE
OPEN OFFICE
ALL HANDS #1
ALL HANDS #2
STORAGE
DATA/SERVER ROOM
(E) TELCO
(E) UPS
(E) ELEC.
CORRIDOR
WOMEN
MEN
UNISEX RESTROOM
STORAGE
ELEC.
JAN.
STAIR #2
BREAK
MOTHER'S ROOM
ELEV. MACHINE RM.
DATA
MEN LOCKER
WOMEN LOCKER
STAIR #3
EXEC. OFFICE
IT LAB/ BULLPEN
IT STORAGE
TRAINING
TRAINING LAB
NOC
GYM
LOBBY
STAIR #1
FIRE PANEL
PHONE
YOGA ROOM
VIDEO CONF.
LG. CONF.
BREAK

BUILDING 210 - FIRST FLOOR

NO.	DESCRIPTION	DATE

LEGEND
- EXISTING WALLS
- (E) WALLS TO BE DEMOLISHED
- (N) INTERIOR PARTITION

DEPARTMENT GROUPS

LEGAL
FINANCE
ACCOUNTING
BUSINESS DEVELOPMENT
SERVICES

CUSTOMER SUPPORT

SUMMARY

EXEC. OFFICE	2
STANDARD OFFICE	41
6'X8' WKST.	87
8'X8' ADMIN. WKST.	0
8'X10' DIR. WKST.	20
SMALL CONFERENCE	1
MEDIUM CONFERENCE	2
LARGE CONFERENCE	5
EXEC. BOARDROOM	0
TEAM ROOM	0
VIDEO CONF.	0

AP+I DESIGN
303 Bryant St., Suite 350
Mountain View, CA 94041
www.apidesign.com

PROJECT:
SILVER SPRING NETWORKS
210 W. TASMAN DRIVE
SAN JOSE, CA

CLIENT:
SILVER SPRING NETWORKS
555 BROADWAY
REDWOOD CITY, CA

SHEET TITLE:
SPACE PLAN SEVEN

JOB NO.: 15308
DATE: 10.23.15
SCALE: AS SHOWN
SHEET NO.: SP7.1

© Copyright AP+I Design, Inc. 2015

EXHIBIT E

RULES AND REGULATIONS

1. Tenant shall not suffer or permit the obstruction of sidewalks, halls, passageways, exits, entrances, elevators, and stairways (“Passageways”). Passageways shall not be used by Tenant for any purpose other than for ingress and egress.

2. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window of the Premises other than those that exist as of the date of the Lease (or replacements thereof that are of comparable design and quality) or Landlord’s standard window covering, without Landlord’s prior consent.  Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without Landlord’s prior consent.

3. Except as permitted by the Lease, No signs, pictures, placard, advertisement, notice, lettering, direction or handbill shall be exhibited, distributed, painted, installed, displayed, inscribed, placed or affixed by Tenant in the Outside Areas, on any part of the exterior of the Premises or the interior of the Premises that is visible from the exterior of the Premises, the Building or the Project without the prior consent of Landlord or as expressly stated otherwise in the Lease.  In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the reasonable expense incurred in such removal to Tenant.

4. Tenant shall not deface any part of the Premises and/or Building or Outside Areas.

5. No birds or animals of any kind shall be brought into or kept in or about the Premises or the Building; provided, however, animals required for use by the disabled will be permitted in the Premises and Building for the Tenant’s disabled employees, invitees or job applicants. Tenant shall not cause or permit any unusual or objectionable odors to be produced or to permeate the Building.

6. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

7. Electric space heaters shall not be used at any time by Tenant. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without Landlord’s prior consent, other than those existing as of the Commencement Date.

8. Tenant must, upon the termination of its tenancy, give, return, and restore to Landlord all keys of stores, offices, vaults, and toilet rooms, either furnished to, or otherwise procured by Tenant.

9. Any damage to any part of the Building or to its contents, occupants or visitors caused by moving or maintaining any safe or other property referred to herein shall be the sole responsibility and expense of Tenant.

10. No furniture shall be placed outside of the Building, without Landlord’s prior written consent, other than furniture existing outside the Building as of the Commencement Date.  Landlord shall have the right to remove all non-permitted furniture, without notice to Tenant, and at the reasonable expense of Tenant.

11. Landlord shall have the right to prohibit any advertising by Tenant within the Project which, in Landlord’s reasonable opinion, tends to impair the reputation of the Building or the Project or the desirability thereof as an office building project and, upon written notice from Landlord, Tenant shall promptly refrain from or discontinue such advertising.

12. Tenant shall be responsible for all persons for whom it causes to be present in the Building and shall be liable to Landlord for all acts of such persons.  In the case of invasion, riot, public excitement, act of God, or other circumstance rendering such action advisable in Landlord’s reasonable opinion, Landlord reserves the right to prevent access of all persons (including Tenant) to the Building during the continuance of the same by such actions as Landlord may reasonably deem appropriate, including the closing and locking of doors.

13. Tenant assumes all responsibility for protecting the Premises from theft, robbery, and pilferage. Tenant shall see that its doors are closed and securely locked before leaving the Project.

14. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

15. Tenant shall faithfully observe and comply with the terms of any and all covenants, conditions and restrictions recorded against the Project.

16. Restrooms, other water fixtures, plumbing, and utilities shall not be used for any purpose other than that which the same are intended, and any damage resulting to the same from misuse on the part of Tenant or Tenant’s employees shall be paid for by Tenant.  Tenant shall be responsible for causing all water faucets, water apparatus and utilities, including, but not limited to all electricity, gas and air, to be shut off before Tenant or Tenant’s employees leave the Premises each day.

17. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness.  Except to the extent arising from Landlord’s negligence or willful misconduct, Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or another employee or any other person.

EXHIBIT E – Page 1

18. Tenant shall not permit any of its principals, employees, agents, contractors or invitees to smoke at any time in the Building or outside the Building to the extent same is in violation of applicable laws.

19. Except as expressly provided otherwise in the Lease, all parking areas and driveways and all public areas forming a part of the Project shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas.  Tenant shall not, at any time, park or permit to be parked any recreational or other over-sized vehicles, or any inoperative vehicles or equipment in the Outside Areas or on any portion of the Project.  Tenant agrees to assume responsibility for compliance by its employees with the parking provisions contained herein.

20. Employees of Landlord or Landlord’s agents shall not be obligated to perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

21. Tenant shall participate in any recycling programs undertaken by Landlord as part of Landlord’s sustainability practices including, without limitation, the sorting and separation of its trash and recycling into such categories as required by such sustainability practices.

22. Tenant shall not, without Landlord’s prior written consent (which consent may be granted or withheld in Landlord’s absolute discretion), allow any employee or agent (other than licensed and bonded security personnel and transit police employed by Tenant, sworn peace officers and county, state and federal law enforcement agents and officers) to carry any type of gun or other firearm in or about any of the Premises or Project.

23. Tenant shall comply with all safety, fire protection and evacuation regulations established by any applicable governmental agency having jurisdiction.

24. Tenant shall not make, suffer, or permit litter except in appropriate receptacles for that purpose. Tenant shall not place or have placed in the trash boxes or receptacles any material that may not or cannot be disposed of in the ordinary or customary manner of removing and disposing of trash in the vicinity of the Building. Tenant shall comply with any applicable law or ordinance governing disposal of trash and garbage.  Tenant shall not place or store any trash, garbage, or waste or any pallets, boxes or other containers or any equipment or other personal property in the Outside Areas other than in any designated areas for same.

25. Landlord reserves the right to waive any of the rules and regulations herein, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Tenant.

26. Tenant shall not place any explosive, flammable or harmful fluids or other waste materials including hazardous materials in the drainage systems of the Premises, the Building, or the Outside Areas. Tenant shall not intentionally drain or discharge any fluids in the landscaped areas or across the paved areas of the Project.

27. In the event of any conflict between these Rules and Regulations and the Lease, the Lease shall prevail.

EXHIBIT E – Page 2

EXHIBIT F

REA

EXHIBIT F

FIRST AMERICAN TITLE COMPANY
RECORDING REQUESTED BY:	[ILLEGIBLE] CERTIFIES THAT THIS IS A TRUE AND CORRECT COPY OF THE ORIGINAL DOCUMENT
First American Title
Insurance Company
PREPARED BY AND UPON	BY:	[ILLEGIBLE]
RECORDATION RETURN TO:	RECORDED:	09-15-14
CF Tasman SV LLC	SERIES NO:	22706166
c/o TMG Partners
100 Bush Street, Suite 2600
San Francisco, CA 94104
Attn: Lynn Tolin

Space above this Line for Recorder’s Use

FIRST AMENDMENT TO

RECIPROCAL EASEMENT AGREEMENT

West Tasman Campus

by

CF Tasman SV LLC,

a Delaware limited liability company,

as Declarant Owner

Dated:	As of August 28, 2014

Property:	110, 130, 150, 180, 190, 210, 230 and 250 West Tasman Drive
Location:	San Jose, California

County:	Santa Clara

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FIRST AMENDMENT TO

RECIPROCAL EASEMENT AGREEMENT

THIS FIRST AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT (this “First Amendment”) is made and entered into as of August 28, 2014 (the “Amendment Effective Date”) by CF Tasman SV LLC, a Delaware limited liability company (“Declarant Owner,” and with its successors in title to the Parcels, as defined herein below, each an “Owner” and, collectively, the “Owners”), with reference to the following statements of fact (each a “Recital”):

A. Declarant Owner is the fee owner of certain real property located in the City of San Jose, Santa Clara County, in the State of California (the “Land”) as more fully described on Exhibit A to the Original Agreement (as defined below), together with the improvements thereon. Said Land and improvements together comprise a research and development office park commonly known as “Champion Station” or the “West Tasman Campus” (as hereafter modified, the “Campus”).

B. Declarant Owner previously executed that certain Reciprocal Easement Agreement, dated September 16, 2013 (the “Original Agreement”) and caused the Original Agreement to be recorded in the Official Records of the Santa Clara County Recorder (“Official Records”) on September 17, 2013, as Document No. 22388099. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement. References herein to the “Agreement” mean the Original Agreement, as amended by this First Amendment.

C. As more fully described on Exhibit A to the Original Agreement, the Land is divided into eight (8) legally separate parcels (each, a “Parcel”), which Parcels may be referred to as “Parcel 1,” “Parcel 2,” “Parcel 3,” “Parcel 4,” “Parcel 5,” “Parcel 6,” “Parcel 7,” and “Parcel 8” as more fully described on Exhibit A to the Original Agreement The eight (8) Parcels together make up the entirely of the Land.

D. Declarant Owner now wishes to enter into this First Amendment to amend certain terms and conditions of the Original Agreement.

NOW, THEREFORE, the Original Agreement is hereby amended as follows:

1. Replacement of Certain Exhibits. Due to the relocation of the Exclusive Parking Zones on Parcels 6, 7 and 8 and certain other changes in the handicapped parking stalls for such Parcels, (a) Exhibit P6 to the Original Agreement is hereby deleted and replaced with updated Exhibit P6, which is attached as Exhibit A hereto and incorporated herein by reference, (b) Exhibit P7 to the Original Agreement is hereby deleted and replaced with updated Exhibit P7, which is attached as Exhibit B hereto and incorporated herein by reference, and (c) Exhibit P8 to the Original Agreement is hereby deleted and replaced with updated Exhibit P8, which is attached as Exhibit C hereto and incorporated herein by reference.

2. Amendment and Restatement of Section 4 of the Original Agreement. Section 4 of the Original Agreement is hereby amended and restated in its entirety as follows:

4. Limitations on use of Parking Easement Areas

a. Use by Owners of Benefitted Parcels. No Owner shall use, nor permit any of its Tenants or any other person claiming use rights by or through such Owner to use, any Parking Easement for any purpose or in any manner that, in the sole but reasonable judgment of the Owner of the burdened Parcel (subject, upon the request of any Owner who is denied the right to any use of a Parking Easement right pursuant to this Section 4(a), to Manager’s review pursuant to Section 2(c)), is either (i) likely to cause damage to pavements or other improvements within the affected easement area, or (ii) inconsistent with such rules and regulations as the Owner of said burdened Parcel may, in its sole but reasonable judgment, from time to time deem necessary to assure the efficient, safe, and orderly use of its property (including without limitation commercially reasonable site security requirements).

b. Maximum Use by Owners of Benefitted Parcels. In exercising its rights to the Parking Easements benefitting any Parcel, the   Owner of such Parcel, together with its Tenants and all other person(s) claiming use rights by or through such Owner, shall not be entitled to use, at any one time, more than the maximum number of parking spaces on the Campus allocated for the use of such benefitted Parcel at any one time as set forth in the table set forth in Schedule 3 attached hereto and incorporated herein by reference, which maximum number does not include any of the parking spaces located in the Exclusive Parking Zone(s) located on such Owner's Parcel(s).

c. By Owners of Burdened Parcels. Notwithstanding anything to the contrary set forth elsewhere in this Agreement, but subject to Section 4(f) below, no Owner shall construct, allow to be constructed, or suffer to remain any building, wall, median, or other obstruction, or otherwise modify the improvements on any portion of any Parcel owned by such Owner that is subject to the Parking Easement in such a way as to prevent or unreasonably interfere with the free

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flow of traffic to and from, and the use of, the designated parking spaces therein, or to reduce the number of such spaces, and no Owner shall reserve or otherwise designate any parking space outside of an Exclusive Parking Zone for the use of any particular person or group of persons without the prior written approval of Manager, which approval may be withheld or conditioned in Manager's sole and absolute discretion; provided, however, (i) the foregoing shall not be construed to prohibit (A) reasonable temporary restrictions or detours required in connection with refurbishment, maintenance and/or repair of the improvements within the easement area, or (B) any modification of the Appurtenant Pedestrian Facilities that does not materially reduce or eliminate access to the remainder of the Parking Easement area; (ii) any Owner may modify the improvements on its Parcel so as to reduce the number of parking spaces on such Parcel that are subject to the Parking Easement and outside of the Exclusive Parking Zone for such Parcel if (A) the Owner provides at least an equal number of legally compliant parking spaces at another location outside of the Exclusive Parking Zone(s) on such Parcel or at another location outside of the Exclusive Parking Zone(s) on an immediately adjacent Parcel, (B) the Owner’s plan to modify improvements on its Parcel(s) and to relocate any parking spaces as described in the preceding clause (A) shall be subject to the reasonable prior review and approval of Manager, and (C) the Owner does not reduce the number of Parking Spaces on such Parcel at any one time by more than fifteen (15) parking spaces; provided, however, the foregoing clause (C) shall only apply to any Parcel for so long as Cisco Systems, Inc. or any “Tenant Affiliate” (as defined below) continues as a tenant on such Parcel pursuant to its existing lease, dated September 16, 2013, pertaining to such Parcel. For the purposes hereof, the term “Tenant Affiliate”, as to any Parcel, has the same meaning herein as in the lease with Cisco Systems, Inc., dated September 16, 2013, pertaining to such Parcel.

d. Current Parking Counts and Allowable Reductions in Number of Spaces for Non-Exclusive Use. Schedule 4 attached hereto and incorporated herein by reference shows the number of parking spaces located in the Parking Easement area outside of the Exclusive Parking Zone on each burdened Parcel as of the date of this Agreement. Notwithstanding anything to the contrary herein, each Owner shall have the right, following a written request by the majority of the Tenants on such Parcel requesting a reduction in the number of parking spaces and upon written notice to Manager but without obtaining Manager’s approval, to reduce the number of parking spaces located in the Parking Easement Area outside of the Exclusive Parking Zone on its Parcel by a total of fifteen (15) or fewer spaces provided that the minimum number of parking spaces located in the Parking Easement Area outside of the Exclusive Parking Zone on each burdened Parcel shall at no time be less than the minimum number for such burdened Parcel as shown on Schedule 4 attached hereto; provided, however, the phrase “following a written request by the majority of the and” in this sentence above shall only apply to any Parcel for so long as Cisco Systems, Inc. or any “Tenant Affiliate” continues as a tenant on such Parcel pursuant to its existing lease, dated September 16, 2013, pertaining to such Parcel.

e. Current Parking Counts — Exclusive Parking Zones. Schedule 5 attached hereto shows the number of parking spaces located in the Exclusive Parking Zone on each burdened Parcel as of the date of this Agreement.

f. Exceptions for Exclusive Parking Zones. Notwithstanding the provision of Section 4(c) above, any Owner may (i) designate any or all of the designated parking spaces in any portion of a Parking Easement area that is within an Exclusive Parking Zone for the exclusive use of such Owner and its Tenants, sub-tenants, employees, contractors, licensees and invitees, (ii) remove or cause to be removed any vehicles that are parked in such Owner’s Exclusive Parking Zone without such Owner’s permission, and (iii) otherwise modify the improvements within such Exclusive Parking Zone, provided however, that no such modification shall, reduce the number of designated parking spaces within such Exclusive Parking Zone unless and until such Owner shall have modified the improvements elsewhere on the relevant Parcel to provide at least an equal number of additional designated parking spaces at another location thereon. Any Owner’s plan to modify the improvements on its Parcel in such a manner as to so substitute spaces outside of an Exclusive Parking Zone for spaces removed inside said zone shall be subject to the reasonable prior review and approval of Manager.

g. Net Increases and Decreases. If the Owner of any Parcel modifies the improvements on its own Parcel so that there is an increase in the number of legally compliant parking spaces on such Owner’s Parcel (excluding parking spaces within an Exclusive Parking Zone), then, subject to Manager’s reasonable review and approval, the maximum number of parking spaces that may be used by such Owner and its Tenants and any other person claiming use rights by or through such Owner at any one time as set forth in the table in Schedule 3 to this Agreement shall be increased by a corresponding number; and if the Owner of any Parcel modifies the improvements on its own Parcel, following a written request by the majority of the Tenants on such Parcel to modify the improvements on such Parcel and with Manager’s reasonable approval as required herein, so that there is a decrease in the number of legally compliant parking spaces on such Owner’s Parcel (excluding parking spaces within an Exclusive Parking Zone) without replacing them at another location, then the maximum number of parking spaces that may be used by such Owner and its Tenants and any other person claiming use rights by or through such Owner at any one time as set forth in the table in Schedule 3 to this

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Agreement shall be decreased by a corresponding number; provided, however, the phrase “following a written request by the majority of the Tenants on such Parcel to modify the improvements on such Parcel and” in this sentence above shall only apply to any Parcel for so long as Cisco Systems, Inc. or any “Tenant Affiliate” continues as a tenant on such Parcel pursuant to its existing lease, dated September 16, 2013, pertaining to such Parcel.

3. Amendment and Restatement of Clause (iii) of Section 2(b) of the Original Agreement. Clause (iii) of Section 2(b) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(iii) pursuant to Section 4 and Section 6(b), to review and approve or reject certain proposals by the Owners of burdened Parcels for certain uses or modifications to improvements in the Parking Easement or Recreational Facilities Easement areas...”

4. Schedule 3 to Original Agreement. A new Schedule 3 shall be added to the Original Agreement in the form of the Exhibit D attached hereto and incorporated therein by reference.

5. Schedule 4 to Original Agreement. A new Schedule 4 shall be added to the Original Agreement in the form of the Exhibit E attached hereto and incorporated therein by reference.

6. Schedule 5 to Original Agreement. A new Schedule 5 shall be added to the Original Agreement in the form of the Exhibit F attached hereto and incorporated therein by reference.

7. Recordation of Amendments of Agreement. If any Owner makes any additions, improvements or other modifications on its Parcel consistent with the terms and conditions of the Agreement, as a result of which any tables, exhibits or schedules that are a part of the Agreement are no longer accurate or otherwise required updating, then such Owner shall notify Manager and provide Manager with such information and/or documentation as Manager shall reasonably require in connection therewith, and Manager shall, at such Owner’s cost, (a) prepare an amendment to the Agreement identifying the resulting revisions to any tables, exhibits or schedules, as applicable, and (b) cause the amendment to be recorded in the Official Records. Each Owner hereby authorizes Manager to take the actions described in this paragraph and hereby consents to such amendment and to the recording of such amendment in the Official Records, and agrees to execute and acknowledge any instrument required to facilitate such recording promptly upon request.

8. Resignation, Removal or Replacement of Initial Manager. Section 2(e) of the Original Agreement is hereby amended and restated in its entirety as follows:

The initial Manager, CF Tasman SV LLC, a Delaware limited liability company, shall continue as the Manager for so long as CF Tasman SV LLC owns one (1) or more Parcels. At such time as CF Tasman SV LLC no longer owns one (1) or more Parcels or CF Tasman SV LLC resigns as the initial Manager, then a replacement Manager shall be appointed with the approval of not less than the Owners of five (5) of the Parcels. Such replacement Manager or any future Manager may be removed upon the written consent of the Owners of not less than five (5) of the Parcels, and may resign at any time, provided that no such removal or resignation of such replacement Manager or any future Manager shall be effective until the Owners of not less than five (5) of the Parcels have consented in writing to the appointment of a replacement Manager and such replacement Manager shall have accepted such appointment.

9. Schedule 2: Allocations by Rentable Area. Wherever the respective rights or obligations of any Owner under the Agreement are to be determined based on the rentable square footage of improvements located on such Owner’s Parcel, the rentable square footage for such purposes shall be as set forth in Schedule 2 attached to the Original Agreement and incorporated therein by reference, notwithstanding the actual rentable square footage of improvements located on such Owner’s Parcel and notwithstanding that the actual rentable square footage of the improvements located on any Parcel may vary from time to time.

10. Schedule 6: Allocations by Total Area of Parcel. A new Schedule 6 shall be added to the Original Agreement in the form of the Exhibit G attached hereto and incorporated therein by reference. Wherever the respective rights or obligations of any Owner under the Agreement are to be determined on the basis of the ratio of the total area of an Owner’s Parcel(s) to the total area of the Land, the measurements to be used for such purposes shall be those set forth in such Schedule 6, notwithstanding the actual area of any Parcel from time to time.

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11. No Further Modification or Amendment. Except as provided in this First Amendment, the Original Agreement and all of its terms and conditions shall continue in full force and effect. This First Amendment and the Original Agreement shall be construed as a whole in order to effectuate the intent of Declarant Owner in entering into this First Amendment. Subject to the foregoing, if any provisions of the Original Agreement conflicts with the terms of this First Amendment, then the provisions of this First Amendment shall control.

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IN WITNESS WHEREOF, the undersigned, intending to be bound, has caused this First Amendment to be executed as of the date and year first written above.

CF TASMAN SV LLC,
a Delaware limited liability company
as Declarant Owner

By:	/s/ MARC K. FURSTEIN
Name:	MARC K. FURSTEIN
Title:	CHIEF OPERATING OFFICER

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CONSENT OF SPT CA FUNDINGS 2, LLC:

SPT CA FUNDINGS 2, LLC, a Delaware limited liability company, as Beneficiary pursuant to that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement, dated as of September 16, 2013 and recorded on September 17, 2013 in the Official Records of Santa Clara County, California, as Document No.22388109, hereby consents to the foregoing First Amendment to Reciprocal Easement Agreement.

BENEFICIARY:

SPT CA FUNDINGS 2, LLC,
a Delaware limited liability company

By:	/s/ Andrew J Sossen
Its:	COO
Name:	Andrew J SOSSEN

By:	/s/ Andrew J Sossen
Its:	COO
Name:	Andrew J SOSSEN

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EXHIBIT A

REPLACES EXHIBIT P6 TO THE ORIGINAL AGREEMENT

[see attached]

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	25
ACCESSIBLE PARKING	6
TOTAL	31

LEGEND

STANDARD PARKING STALLS	(1)
ACCESSIBLE PARKING STALLS	(1ac)
EXCLUSIVE PARKING ZONE	■

TASMAN DRIVE
2ac
10
7
4ac
8
PARCEL 6
(644 M 40-43)
APN. 097-54-017
5.373 ± ACRES
210 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 5
PARCEL 7
GUADALUPE RIVER

EXHIBIT FOR EXCLUSIVE PARKING ZONES

FOR: TMG PARTNERS

SAN JOSE CALIFORNIA

DATE	JULY, 2014
SCALE	1" = 120'
DR. BY	DAJ
JOB	A12081-6
SHEET NO.	1 OF 3

EXHIBIT "P6"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22, Santa Clara, California 95054
(408) 727-6665
Fax (408) 727-5641

EXHIBIT B

REPLACES EXHIBIT P7 TO THE ORIGINAL AGREEMENT

[see attached]

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	23
ACCESSIBLE PARKING	8
TOTAL	31

LEGEND

- STANDARD PARKING STALLS (1)
- ACCESSIBLE PARKING STALLS (1ac)
- EXCLUSIVE PARKING ZONE

VISTA MONTANA
TASMAN DRIVE
PARCEL 6
7
6ac
8
PARCEL 7
(844 M 40-43)
APN: 097-54-016
5.347 ± ACRES
230 WEST TASMAN DRIVE
TWO STORY BUILDING
3
2ac
5
PARCEL 8
GUADALUPE RIVER
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES FOR: TMG PARTNERS SAN JOSE CALIFORNIA		DATE JULY, 2014 SCALE 1" = 120' DR. BY DAJ
EXHIBIT "P7"	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 (408) 727 6665 Santa Clara, California 95054 fax (408) 727 5641	JOB A12061-S SHEET NO. 2 OF 3

EXHIBIT C

REPLACES EXHIBIT P8 TO THE ORIGINAL AGREEMENT

[see attached]

LEGEND

STANDARD PARKING STALLS (1)

ACCESSIBLE PARKING STALLS (1ac)

EXCLUSIVE PARKING ZONE

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	25
ACCESSIBLE PARKING	8
TOTAL	33

RENAISSANCE DRIVE
TASMAN DRIVE
PARCEL 8
APN. 097-54-015
250 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 7
GUADALUPE RIVER
13
4ac
12
4ac
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES

FOR: TMG PARTNERS

SAN JOSE CALIFORNIA

DATE JULY, 2014

SCALE 1" = 120'

DR. BY DAJ

JOB A12061-6

SHEET NO. 3 OF 3

EXHIBIT "P8"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
Fax (408) 727 5641

EXHIBIT D

NEW SCHEDULE 3 TO THE ORIGINAL AGREEMENT

BENEFITTED PARCEL	MAXIMUM NUMBER OF NON-EXCLUSIVE PARKING SPACES THAT MAY BE USED CAMPUSWIDE AT ANY ONE TIME

1	401

2	277

3	281

4	281

5	281

6	281

7	279

8	277

EXHIBIT E

NEW SCHEDULE 4 TO THE ORIGINAL AGREEMENT

BURDENED PARCEL	NUMBER OF NON-EXCLUSIVE USE PARKING SPACES LOCATED THEREON	MINIMUM NUMBER OF NON-EXCLUSIVE USE PARKING SPACES TO BE LOCATED THEREON

1	360	345

2	270	255

3	273	258

4	312	297

5	269	254

6	301	286

7	301	286

8	272	257

EXHIBIT F

NEW SCHEDULE 5 TO THE ORIGINAL AGREEMENT

BURDENED PARCEL	NUMBER OF PARKING SPACES LOCATED IN EXCLUSIVE PARKING ZONE ON SUCH PARCEL

1	48

2	35

3	31

4	31

5	31

6	31

7	31

8	33

EXHIBIT G

NEW SCHEDULE 6 TO THE ORIGINAL AGREEMENT

Allocations by Total Area of Parcel

The areas set forth in the below table shall be definitive and binding on all Owners for purposes of determining their respective rights or obligations under the Agreement wherever the same are to be determined on the basis of the ratio of the total area of an Owner’s Parcel(s) to the total area of the Land. Shares of Total indicated below shall not apply in the case of rights or obligations that are allocated across less than all of the Parcels under the terms of this Agreement.

	Total Land
	Area	Share of
	(Acres)	Total
Parcel 1	7.738	16.84%
Parcel 2	5.090	11.07%
Parcel 3	5.531	12.03%
Parcel 4	5.985	13.02%
Parcel 5	5.350	11.64%
Parcel 6	5.373	11.69%
Parcel 7	5.347	11.63%
Parcel 8	5.548	12.07%

STATE OF CALIFORNIA

COUNTY OF San Francisco

On September 5 2014, before me, Karen Zaluski, Notary Public, personally appeared Marc K. Furstein who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct.

Witness my hand and official seal.
/s/ Karen Zaluski
(Signature)

Notary Public, State of California

[Seal]

STATE OF CONNECTICUT

COUNTY OF Fairfield

On September 10 2014, before me, Vernice Briggs, Notary Public, personally appeared Andrew J Sossen who proved to me on 'the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Connecticut that the foregoing is true and correct.

Witness my hand and official seal.

/s/ Vernice Briggs
(Signature)

Notary Public, State of Connecticut

[Seal]	VERNICE BRIGGS
Notary Public
State of Connecticut
My Commission Expires
October 31, 2017

STATE OF CONNECTICUT

COUNTY OF Fairfield

ON September 10 2014, before me, Vernice Briggs, Notary Public, personally appeared Andrew J Sossen Briggs who proved to me on the basis of satisfactory evidence to be the Person(s) whose name (s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the Same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Connecticut that the foregoing is true and correct.

Witness my hand and official

/s/ Vernice Briggs
(Signature)

Notary Public, State of Connecticut

[Seal]	VERNICE BRIGGS
Notary Public
State of Connecticut
My Commission Expires
October 31, 2017

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Attn: William D. Ellis, Esq.

Space above this Line for Recorder’s Use

RECIPROCAL EASEMENT AGREEMENT

West Tasman Campus

by

CF Tasman SV LLC,

a Delaware limited liability company,

as Declarant Owner

with the limited joinder of

CF Tasman SV LLC,

a Delaware limited liability company,

as Manager (as defined herein)

Dated:	As of September 16 2013

Property:	110, 130, 150, 180, 190, 210, 230 and 250 West Tasman Drive
Location:	San Jose, California

County:	Santa Clara

RECIPROCAL EASEMENT AGREEMENT

THIS RECIPROCAL EASEMENT AGREEMENT (this “Agreement”) is made and entered into as of this 16 day of September, 2013 (the “Effective Date”) by CF Tasman SV LLC, a Delaware limited liability company (“Declarant Owner,” and with its successors in title to the Parcels, as defined herein below, each an “Owner” and, collectively, the “Owners”), with the limited joinder, as stated herein below, of CF Tasman SV LLC, a Delaware limited liability company, in its capacity as the initial Manager (as defined below), and with reference to the following statements of fact (each a “Recital”):

A. As of the Effective Date, Declarant Owner is the fee owners of certain real property located in the City of San Jose, Santa Clara County, in the State of California (the “Land”), as more fully described on Exhibit A attached hereto and by this reference made a part hereof, along with improvements thereon. Said Land and improvements together comprising a research and development office park commonly known as the “West Tasman Campus” (as hereafter modified, the “Campus”).

B. The Land is divided into eight (8) legally separate parcels (each, a “Parcel”). For purposes of this Agreement, the Parcels may be referred to as “Parcel 1,” “Parcel 2,” “Parcel 3,” “Parcel 4,” “Parcel 5,” “Parcel 6,” “Parcel 7,” and “Parcel 8,” each as more fully described on Exhibit A). The eight (8) Parcels together make up the entirety of the Land. Each such Parcel is currently improved with a single two-story office/R&D building. Each such building, as it may be modified, altered, improved, rebuilt, reconstructed or replaced with other major structural improvements, is referred to herein as a “Building”.

C. As of the Effective Date, Declarant Owner’s fee interests in all of the Parcels are subject to one or more leases (said leases, along with all other leases, licenses or other grants of a possessory interest in any portion of the Land and/or the improvements thereon now existing or hereafter made by any Owner, to the extent such grants are in effect at the relevant time, the “Leases,” and all persons or entities granted such possessory interests under the Leases, collectively, the “Tenants”).

D. In anticipation of the future conveyance of title to one or more of the Parcels to one or more other Owners, in accordance with its desire to facilitate the highest and best use of all parts of the Land, and to assure its own and such future Owners’ ability to comply with their respective obligations under any applicable Leases, Declarant Owner now desires (i) to establish the Ring Road Easements (as defined below), the Parking Easements (as defined below), the Utility Easements (as defined below), the Recreational Facilities Easement (as defined below) and the Site Signage Easements (as defined below) (collectively, the “Easements”), (ii) to provide for the appointment of a Manager (as defined below) solely for the purposes expressly described in Section 2 of this Agreement, and (iii) to establish certain related covenants, all on the terms and conditions expressly set forth in this Agreement.

E. Except as expressly set forth in this Agreement, this Agreement shall not restrict, limit or otherwise affect the ownership, operation, use, development, redevelopment, management, conveyance, hypothecation, encumbrance or leasing of all or any portion of the Parcel or Parcels or the Buildings or any other real or personal property thereon.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Declarant Owner, to the fullest extent of its interests the Land and the improvements thereon, and with the express intention that the rights created and obligations imposed on each Parcel hereunder should remain separate and not merge into one another notwithstanding that all of the Parcels are owned by Declarant Owner as of the Effective Date, hereby grants to itself and all future Owners, and to each such Owner’s successors and assigns forever, subject to the terms and conditions set forth herein:

WEST TASMAN CAMPUS	RECIPROCAL EASEMENT AGREEMENT

RING ROAD EASEMENTS

(a) Perpetual, non-exclusive easements appurtenant to each of the below specified benefitted Parcels over, through, and across such roadways, entrances, gates, driveways, ramps, sidewalks, walkways and other pedestrian facilities as may now or in future exist within an easement area located on each of the below specified burdened Parcels as more fully described and platted on Exhibit RR, each such easement to be used by each of the Owners of the benefitted Parcels, along with its Tenants, sub-tenants, employees, contractors, licensees and invitees, solely for (i) vehicular access and ingress and egress from the public right of way at Tasman Drive to and from (1) the Parcel or Parcels owned by such Owner and (2) parking areas located on Parcels owned by other Owners but subject to the Parking Easement described in granting clause (b) below, and (ii), pedestrian access to the extent necessary to (1) facilitate the uses set forth in the preceding clause (i), (2) provide for ingress and egress from adjacent public rights of way, and (3) accommodate permitted use of the Recreational Facility Easement described in granting clause (b), as follows:

EASEMENT NO.	BURDENED PARCEL(S)	BENEFITTED PARCEL(S)
RR1	1	2, 3, 4, 5, 6, 7 and 8
RR2	2	1, 3, 4, 5, 6, 7 and 8
RR3	3	1, 2, 4, 5, 6, 7 and 8
RR4	4	1, 2, 3, 5, 6, 7, and 8
RR5	5	1, 2, 3, 4, 6, 7, and 8
RR6	6	1, 2, 3, 4, 5, 7, and 8
RR7	7	1, 2, 3, 4, 5, 6, and 8
RR8	8	1, 2, 3, 4, 5, 6, and 7

(each of such easements an “Ring Road Easement”);

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PARKING EASEMENTS

(b) Perpetual, non-exclusive easements appurtenant to each of the below specified benefitted Parcels over, through, and across all designated parking areas that may now or in future exist on each of the below specified burdened Parcels, including any roadways, entrances, gates, driveways, ramps, stairwells, walkways, other pedestrian facilities, and associated elements of parking garages and other improvements that may now or in future be appurtenant to or contained within such parking areas, and further including any paths, sidewalks, or similar pedestrian facilities providing access to or from or through the parking areas (the “Appurtenant Pedestrian Facilities”) each such easement to be used by the Owners of the benefitted Parcels, each along with its Tenants, sub-tenants, employees, contractors, licensees and invitees, solely for (i) vehicular access to designated parking spaces, (ii) short term parking of passenger vehicles in such spaces (excluding, for avoidance of doubt, overnight parking for more than four consecutive nights), and (iii) pedestrian ingress and egress from such parking areas to the extent necessary to facilitate such uses, provided, that (A) the Appurtenant Pedestrian Facilities shall be used only for the last stated purpose (iii), (B) rights of access, ingress and egress to and from such parking areas pursuant to this granting clause (b) shall be solely to and from the Appurtenant Pedestrian Facilities and/or pursuant to the Ring Road Easements described in granting clause (a), the areas shown on Exhibits P1 through P8, (C) the easement area so defined on each Parcel shall exclude, and this granting clause (b) shall not extend to, any areas or improvements outside of the designated parking areas on such Parcel other than the Appurtenant Pedestrian Facilities, and (D) no Parking Easement shall be construed to permit the use of any parking space located in the areas described on the below specified Exhibits (such areas, as defined on said Exhibits, the “Exclusive Parking Zones”) without the prior written consent of the Owner of the affected burdened Parcel, such consent to be granted, conditioned, or withheld in such Owner’s sole and absolute discretion, as follows:

EASEMENT NO.	BURDENED PARCEL(S)	BENEFITTED PARCEL(S)	EXCEPTED AREAS (EXCLUSIVE PARKING ZONES) DEFINED ON

P1	1	2, 3, 4, 5, 6, 7 and 8	Exhibit P1

P2	2	1, 3, 4, 5, 6, 7 and 8	Exhibit P2

P3	3	1, 2, 4, 5, 6, 7 and 8	Exhibit P3

P4	4	1, 2, 3, 5, 6, 7, and 8	Exhibit P4

P5	5	1, 2, 3, 4, 6, 7, and 8	Exhibit P5

P6	6	1, 2, 3, 4, 5, 7, and 8	Exhibit P6

P7	7	1, 2, 3, 4, 5, 6, and 8	Exhibit P7

P8	8	1, 2, 3, 4, 5, 6, and 7	Exhibit P8

(each of such easements a “Parking Easement”); and

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UTILITY EASEMENTS

(c) Perpetual, non-exclusive easements appurtenant to the below specified benefitted Parcels over, under, across, and through easement areas located on the below specified burdened Parcels as more fully described and platted on the below specified Exhibits, each such easement to be used solely for purposes of installation, testing, inspection, maintenance, repair and replacement of the below specified underground utility service(s) to said benefitted Parcel(s) by the Owner(s) thereof, each along with its Tenants, sub-tenants, employees, contractors, licensees and invitees, as follows:

EASEMENT NO.	BURDENED PARCEL(S)	BENEFITTED PARCEL(S)	AREA DEFINED ON	UTILITY SERVICE(S)

SD1	2 and 3	2 and 3	Exhibit SD1	Storm Drain

SD2	4	5	Exhibit SD2	Storm Drain

SD3	5	6	Exhibit SD3	Storm Drain

SD4	6	5	Exhibit SD4	Storm Drain

SD5	6	5 and 7	Exhibit SD5	Storm Drain

SD6	7	8	Exhibit SD6	Storm Drain

SD7	8	7	Exhibit SD7	Storm Drain

W1	4	5	Exhibit W1	Water

W2	6	7	Exhibit W2	Water

W3	7	6	Exhibit W3	Water

U1	2	1	Exhibit U1	Gas and Electric

U2	2	1	Exhibit U2	Site Lighting

U3	3	2	Exhibit U3	Telephone, Electric and Gas

U4	3	4	Exhibit U4	Telephone

U5	5	4	Exhibit U5	Telephone

U6	5 and 6	5, 6 and 7	Exhibit U6	Telephone, Electric, Gas and Fiber

U7	8	7	Exhibit U7	Gas and Electric

(each of such easements a “Utility Easement”);

RECREATIONAL FACILITIES EASEMENT

(d) A perpetual, non-exclusive easement appurtenant to each of the below specified benefitted Parcels over, across and through an easement area located on the below specified burdened Parcel as described and platted on Exhibit RF1, such easement to be used by the Owners of the benefitted Parcels, each along with its Tenants, sub-tenants, employees, contractors, licensees and invitees, solely for the reasonable use and enjoyment of such recreational facilities, if any, as may from time to time be located within said easement area, as follows:

EASEMENT NO.	BURDENED PARCEL(S)	BENEFITTED PARCEL(S)
RF1	1	2, 3, 4, 5, 6, 7 and 8

(the “Recreational Facilities Easement”); and

SITE SIGNAGE EASEMENTS

(e) Perpetual, non-exclusive easements appurtenant to each of the below specified benefitted Parcels over, under, across, and upon easement areas located on the below specified burdened Parcels as described and platted on the

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below specified Exhibits, each such easement to be used solely for purposes of installation, maintenance, repair and replacement of site signage by or on behalf of the Owner(s) of the benefitted Parcel(s), as follows:

EASEMENT NO.	BURDENED PARCEL(S)	BENEFITTED PARCEL(S)	AREA DEFINED ON

SS1	1	2	Exhibit SS1

SS2	4	3 and 5	Exhibit SS2

SS3	7	6 and 8	Exhibit SS3

(each of such easements a “Site Signage Easement” and, together with the Ring Road Easements, the Parking Easements, the Utility Easements, and the Recreational Facilities Easement, each an “Easement” and, collectively, the “Easements”).

ALL OF THE EASEMENTS are granted upon and shall be subject to the following terms and conditions:

1. Reservations of Rights.

a. Non-Interfering Use. The Owner of each burdened Parcel reserves the right to use, occupy and enjoy the surface of, air space above, and subsurface under, any portion of such Parcel that is subject to any Easement for any purpose that does not interfere with the rights of other Owners under such Easement.

b. Delegation to Tenants. The Owner of each benefitted Parcel reserves the right to grant any Tenant of any portion of said Parcel a license to enjoy the rights and benefits of any or all of the Easements granted to such Owner for the benefit of said Parcel.

2. Manager.

a. Creation and Purposes. The Owners hereby agree that there shall at all times be a manager (“Manager”), who may from time to time be one of the Owners, an affiliate, or a third party, for the strictly limited purposes expressly set forth in this Agreement. Manager shall be appointed, removed, or replaced in accordance with the provisions of this Agreement, and shall have the duties, authority, and obligations herein provided.

b. Duties and Authority. Manager shall have authority: (i) as delegated to it by the Owners pursuant to Section 7(a) hereof and subject to the limitation imposed by such Section, to create and administer a site signage program; (ii) pursuant to Section 2(c) hereof and to the extent otherwise provided herein, to resolve Owner disputes; (iii) pursuant to Sections 4(b), 4(c), and 6(b), to review and approve or reject proposals by the Owners of burdened Parcels for certain uses or modifications to improvements in Parking Easement or Recreational Facilities Easement areas; and (iv) pursuant to Section 8(d), to determine, and serve notice and demand for remedy of, certain material failures of the Owner of any Parcel to maintain said Parcel, and, as and to the extent permitted under such Section, to enter such Parcel and perform or cause to be performed such remediation. Manager shall generally have the duty and the authority, subject to such limitations as may be provided herein, to do all such things and take any such acts as may be reasonably necessary to the exercise of the authority granted to it hereunder, but shall have no other or general power or administrative authority. All power and authority not expressly granted to the Manager hereunder is reserved to the Owners.

c. Manager’s Review; Resolution of Owner Disputes. Manager shall have authority to review, upon the request of any Owner, any discretionary action taken or proposed to be taken by any other Owner that affects or purports to affect the rights of any other Owner under this Agreement for conformance with the requirements of this Agreement, and to resolve any disputes between Owners arising from any such discretionary action. In the event that Manager, in its sole but reasonable judgment upon such review, determines that any such discretionary action taken or proposed to be taken by any Owner is, was, or would be not in conformance with the requirements of this Agreement, Manager shall deliver to all Owners a statement and reasonable explanation of such determination, identifying with specificity the aspects of the action determined to be not in conformance with the requirements of this Agreement. In the case of any action actually taken by an Owner prior to such a determination, said Owner shall, subject to the rights of such Owner to pursue binding arbitration under Section 13 below, immediately upon receipt of such statement of determination, reverse or take other corrective action sufficient to remedy all issues identified by Manager and assure that all actions taken by such Owner are in conformance with the requirements of this Agreement. In the case of any action proposed but not taken prior to such a determination, said Owner’s proposal shall be deemed rejected and withdrawn effective upon receipt of such statement of determination subject to such Owner’s right to make

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a substitute proposal addressing any issues identifies by Manager, and further subject to such Owner’s rights to pursue binding arbitration under Section 13 below.

d. Initial Appointment. The Owners hereby designate CF Tasman SV LLC, a Delaware limited liability company, which by its signature hereon acknowledges and accepts its appointment, as initial Manager.

e. Resignation, Removal, or Replacement. Manager may be removed upon the written consent of the Owners of not less than five of the Parcels, and may resign at any time, provided that no such removal or resignation shall be effective until the Owners of not less than five of the Parcels have consented in writing to the appointment of a replacement Manager, and such replacement Manager shall have accepted such appointment.

f. Manager’s Costs, Expenses and Fee. The Owners shall have an obligation jointly and severally (each with subordinate right of pro rata contribution from each other Owner on the basis of the ratio of the total area of the contributing Owner’s Parcel(s) to the total area of the Land) to reimburse all costs or expenses reasonably incurred by Manager in performing its duties hereunder (including reasonable legal fees, attorneys’ costs and expenses, and fees of contractors, architects, engineers, or other advisors), in each case within fifteen (15) calendar days of delivery by Manager to each Owner of an invoice therefor.

g. Exculpation and Indemnification of Manager.

(i) To the fullest extent permitted by applicable law, Manager shall not be liable to the Owners or any person claiming through any or all of the Owners for any loss, damage or claim incurred by reason of any act or omission performed or omitted by Manager in good faith and in a manner reasonably believed by Manager to be within the scope of the authority conferred on Manager by the Owners pursuant to this Agreement, except that Manager shall be liable for any such loss, damage or claim incurred by reason of Manager’s gross negligence or willful misconduct.

(ii) To the fullest extent permitted by applicable law, Manager shall be entitled to indemnification, jointly and severally, by the Owners (each with subordinate right of pro rata contribution from each other Owner on the basis of the ratio of the total area of the contributing Owner’s Parcel(s) to the total area of the Land) for any loss, damage or claim incurred by Manager by reason of any act or omission performed or omitted by Manager in good faith and in a manner reasonably believed by Manager to be within the scope of the authority conferred on Manager by the Owners pursuant to this Agreement, except that Manager shall not be entitled to be indemnified in respect of any such loss, damage or claim incurred by reason of Manager’s gross negligence or willful misconduct.

(iii) To the fullest extent permitted by applicable law, the Owners shall be obliged, jointly and severally (each with subordinate right of pro rata contribution from each other Owner on the basis of the ratio of the total area of the contributing Owner’s Parcel(s) to the total area of the Land), to advance to Manager any expenses (including reasonable legal fees) incurred by Manager in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Owners of an undertaking by or on behalf of Manager to repay such amount if it shall be determined that Manager is not entitled to be indemnified as authorized in this Section 2(g).

(iv) Manager shall be fully protected in relying in good faith upon such information, opinions, reports or statements presented to the Owners by any person as to matters Manager reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Owners.

(v) To the extent that any provision of this Section 2(g) restricts or eliminates duties or liabilities of Manager otherwise existing at law or in equity, the Owners hereby acknowledge and agree that such provision is intended to replace such other duties or liabilities. For avoidance of doubt, the Owners agree that Manager, even if Manager is one of the Owners or an affiliate thereof, shall not be a fiduciary and shall owe no fiduciary duty to any Owner or other person.

(vi) This Section 2(g) shall survive any termination of this Agreement.

3. Limitations on use of Ring Road Easement Areas.

a. By Owners of Benefitted Parcels. No Owner shall use, nor permit any of its Tenants or any other person claiming use rights by or through such Owner to use, any Ring Road Easement for any purpose or in any manner that, in the sole but reasonable judgment of the Owner of the burdened Parcel (subject, upon the request of any Owner who is denied the right to any use of a Ring Road Easement right pursuant to this Section 3(a), to Manager’s review pursuant to Section 2(c)), is either (i) likely to cause damage to the roadway or other improvements within the affected easement area, or (ii) inconsistent with such rules and regulations as the Owner of said burdened Parcel may, in its sole but reasonable judgment, from time to time deem

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necessary to assure the efficient, safe, and orderly use of its property (including without limitation commercially reasonable site security requirements).

b. By Owners of Burdened Parcels. Notwithstanding anything to the contrary set forth in this Agreement, no Owner shall construct, allow to be constructed, or suffer to remain any building, wall, median, or other obstruction, or otherwise modify the improvements, on any portion of the Ring Road Easement area defined on Exhibit RR that is located on any Parcel owned by such Owner, in such a way as to prevent or unreasonably interfere with the free flow of traffic over, across, and through such area, provided, however, that the foregoing shall not be construed to prohibit reasonable temporary restrictions or detours required in connection with refurbishment, maintenance and/or repair of the improvement within such Ring Road Easement areas.

4. Limitations on use of Parking Easement Areas

a. Use by Owners of Benefitted Parcels. No Owner shall use, nor permit any of its Tenants or any other person claiming use rights by or through such Owner to use, any Parking Easement for any purpose or in any manner that, in the sole but reasonable judgment of the Owner of the burdened Parcel (subject, upon the request of any Owner who is denied the right to any use of a Parking Easement right pursuant to this Section 4(a), to Manager’s review pursuant to Section 2(c)), is either (i) likely to cause damage to pavements or other improvements within the affected easement area, or (ii) inconsistent with such rules and regulations as the Owner of said burdened Parcel may, in its sole but reasonable judgment, from time to time deem necessary to assure the efficient, safe, and orderly use of its property (including without limitation commercially reasonable site security requirements).

b. By Owners of Burdened Parcels. Notwithstanding anything to the contrary set forth elsewhere in this Agreement, but subject to Section 4(c) below, no Owner shall construct, allow to be constructed, or suffer to remain any building, wall, median, or other obstruction, or otherwise modify the improvements on any portion of any Parcel owned by such Owner that is subject to the Parking Easement in such a way as to prevent or unreasonably interfere with the free flow of traffic to and from, and the use of, the designated parking spaces in therein, or to reduce the number of such spaces, provided, however, that the foregoing shall not be construed to prohibit either (i) reasonable temporary restrictions or detours required in connection with refurbishment, maintenance and/or repair of the improvement within the easement area, or (ii) any modification of the Appurtenant Pedestrian Facilities that does not materially reduce or eliminate access to the remainder of the Parking Easement area. For avoidance of doubt, this Section 4(b) is intended to prohibit the reservation or other designation of any designated parking space outside of an Exclusive Parking Zone for the use of any particular person or group of persons without the prior written approval of Manager, which approval may be withheld or conditioned in Manager’s sole and absolute discretion.

c. Exceptions for Exclusive Parking Zones. Notwithstanding the provision of Section 4(b) above, any Owner may (i) designate any or all of the designated parking spaces in any portion of a Parking Easement Area that is within an Exclusive Parking Zone for the exclusive use of such Owner and its Tenants, sub-tenants, employees, contractors, licensees and invitees, (ii) remove or cause to be removed any vehicles that are parked in such Owner’s Exclusive Parking Zone without such Owner’s permission, and (iii) otherwise modify the improvements within such Exclusive Parking Zone, provided however, that no such modification shall reduce the number of designated parking spaces within such Exclusive Parking Zone unless and until such Owner shall have modified the improvements elsewhere on the relevant Parcel to provide at least an equal number of additional designated parking spaces at another location thereon. Any Owner’s plan to modify the improvements on its Parcel in such a manner as to so substitute spaces outside of an Exclusive Parking Zone for spaces removed inside said zone shall be subject to the reasonable prior review and approval of Manager, which shall be entitled to reject any such plan that would reduce the total number of legally compliant parking spaces available for the use of the Owners of the Parcels benefitted by the relevant Parking Easement.

5. Limitations on Use of Utility Easements. Except in the case of emergency, prior to any exercise of its rights under a Utility Easement granted hereunder (other than the continuing use of existing underground pipes, conduit, or other utility system components), including any entry upon the property of any other Owner, the Owner seeking such entry shall give prior notice to such other Owner, and shall schedule such entry and any other exercise of its rights that affects the portion of the Land owned by such other Owner in consultation with such other Owner. Any exercise of rights under any Utility Easement granted hereunder shall be subject, upon the request of any affected Owner, to Manager’s review pursuant to Section 2(c), and the Owner exercising such rights shall (a) use commercially reasonable efforts to minimize interference with (i) current or future uses of any portion of the Land owned by any other Owner or of the improvements thereon, or (ii) any affected Tenant’s possession and use of such Land and improvements, and (b) at the exercising Owner’s sole expense, promptly repair and restore

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as nearly as practicable to their prior condition any landscaping, paving, or other improvements on the Land of the other Owner that are damaged by such exercise of rights under the Utility Easement.

6. Limitations on use of Recreational Facilities Easement Area

a. By Owners of Benefitted Parcels. No Owner shall use, nor permit any of its Tenants or any other person claiming use rights by or through such Owner to use, the Recreational Facilities Easement for any purpose or in any manner that, in the sole but reasonable judgment of the Owner of the burdened Parcel (subject, upon the request of any Owner who is denied the right to any use of the Recreational Facilities Easement pursuant to this Section 6(a), to Manager’s review pursuant to Section 2(c)), is either (i) likely to cause damage to the improvements within the Recreational Facilities Easement area, or (ii) inconsistent with such rules and regulations as the Owner of said burdened Parcel may, in its sole but reasonable judgment, from time to time deem necessary to assure the efficient, safe, and orderly use of its property (including without limitation commercially reasonable site security requirements).

b. By Owner of Burdened Parcel. Notwithstanding anything to the contrary set forth in this Agreement, the Owner of the Parcel burdened by the Recreational Facilities Easement shall not remove or materially modify any improvement on any portion of the Recreational Facilities Easement area defined on Exhibit RF1 unless and until such Owner shall have submitted a plan for such removal or modification for review by and obtained the approval of Manager, which shall be entitled to reject, on behalf of the other Owners, any such plan that would, in Manager’s sole but reasonable judgment, materially reduce the overall utility of the improvements within the Recreational Facilities Easement area as a common recreational facility for the Owners of the Parcels benefitted thereby, provided, however, that the foregoing shall not apply to reasonable temporary restrictions or modifications required in connection with refurbishment, maintenance and/or repair of the improvement within such Recreational Facilities Easement area.

7. Limitations on use of Site Signage Easements.

a. By Owners of Benefitted Parcels. Each Owner hereby delegates all of its rights under the Site Signage Easements to Manager. No Owner shall use, nor permit any of its Tenants or any other person claiming use rights by or through such Owner to use, any Site Signage Easement except indirectly, by and through Manager. Manager shall use the rights delegated to it under any Site Signage Easement only in a manner consistent with a Master Signage Program for the Campus to be developed by Manager, consistent with applicable law, and subject to the written consent of the Owners of at least five (5) of the Parcels (the “Master Signage Program”). Manager shall be responsible for the installation, maintenance, repair and replacement of Campus Identification Signage consistent with the Master Signage Program and this Agreement.

b. By Owners of Burdened Parcels. Notwithstanding anything to the contrary set forth in this Agreement, no Owner shall construct, allow to be constructed, or suffer to remain any obstruction on such Owner’s property that would prevent or unreasonably interfere with the Manager’s effective use of any Site Signage Easement in accordance with the provisions hereof. Each Site Signage Easement shall be deemed to include such right of passage across the burdened parcel as may be reasonably necessary to permit the installation, maintenance, repair and replacement of permitted Campus Identification Signage or other signs that are consistent with the Master Signage Program.

c. Certain Definitions. For purposes of this Agreement:

(i) the term “Affected Owners” means, for any Campus Identification Sign, collectively, the Owner of the Parcel upon which such sign is located and the Owner of each other Parcel to the service of whom such sign is dedicated; and

(ii) the term “Campus Identification Sign” means each of the existing Campus Identification signs described on Schedule 1 along with any other sign hereafter constructed on the Land or attached to any improvement thereon and dedicated to the service of two or more Parcels with the consent of the Affected Owners. Each Owner hereby consents to the amendment of Schedule 1 to reflect the addition and dedication of any new Campus Identification Sign or the removal or change in dedication pursuant to this Agreement of any existing Campus Identification Sign, in each case subject to the approval of each Affected Owner, and to the recording of such amended schedule in the Official Records, and agrees to execute and acknowledge any instrument required to facilitate such recording promptly upon request. To the extent that any Campus Identification Sign identifies any Owner or any of its Tenants, each Owner shall have the right to cause such sign to identify such Owner and its Tenants in a manner commensurate with said Owner’s pro rata share of the total rentable square footage of the improvements on the Parcels to the service of which such Campus Identification Sign is dedicated.

d. Tenant Rights. Notwithstanding anything in this Section 7 to the contrary, the provisions of this Section 7 shall at all times be subject to the existing provisions regarding signage in any Leases in effect as of the Effective Date.

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8. Maintenance and Repair.

a. Maintenance and Repair Generally. Except as otherwise provided herein and subject to Section 8(d) below, each Owner shall be responsible to maintain, in good order, condition and repair (i) the Parcel or Parcels owned by such Owner, and (ii) the improvements located thereon (but specifically excluding the Buildings) and the equipment and other facilities located thereon, but only to the extent that such improvements, equipment and/or other facilities located thereon are the subject of any Easements granted hereunder. The maintenance obligations of each Owner under this Section 8(a) are referred to herein as the “Maintenance Obligations”.

b. Delegation of Maintenance Obligations. Any Owner may delegate any or all of its Maintenance Obligations hereunder to any of its Tenants or other designees (including to Manager or to a separate property manager) pursuant to Leases or other agreements (including a property management agreement) in accordance with Section 8(d), in which case each other Owner shall afford such designee all rights of the delegating Owner in relation to such Maintenance Obligations, including rights of access and, with respect to Shared Facilities (as defined herein below), the right to recover costs from the other users of such improvements, equipment, or other facilities pursuant to Section 8(c) where applicable, provided that the delegating Owner shall remain liable hereunder to the other Owners for the proper performance of such delegating Owner’s Maintenance Obligations.

c. Shared Facilities. The Owners of the Parcel burdened by the Recreational Facilities Easement and of each Parcel upon which any Campus Identification Sign is located (each a “Burdened Owner”) shall be entitled to reimbursement from each Owner of each Parcel benefitted by such Easement or the Owner of each other Parcel to the service of which such Campus Identification Sign is dedicated (as applicable, the “Benefitted Owners”), of a pro rata share of the total annual costs of maintenance, and operation (collectively, “Operating Costs”) of the improvements within the Recreational Facilities Easement area or said Campus Identification Sign (each, as applicable, a “Shared Facility”) incurred by the Burdened Owner. Each Owner affirms its intention that Operating Costs of such Shared Facilities should be construed inclusively and, for avoidance of doubt but without limiting the generality of the preceding sentence, include costs of (v) insurance, (vi) utility service, (vii) cleaning, (viii) painting or restriping, (ix) maintenance (including preventative maintenance), repair, refurbishment and/or replacement of such improvements and all systems serving it (including lighting), (x) consumables (including light bulbs, cleaning supplies, and paint as applicable), and (xi) a management fee not to exceed 5% of the total of all other Operating Costs hereunder. Costs incurred in relation to or for the benefit of portions of the Land or improvements other than a Shared Facility as well as such Shared Facility (including taxes or insurance for the burdened Parcel) shall be allocated to Operating Costs of such Shared Facility on a pro rata or other reasonable basis, provided that Operating Costs shall in no case include management and overhead costs other than as may be included in the management fee provided for above. The Burdened Owner shall, within a reasonable period of time after the end of its fiscal year, submit to the Benefitted Owners an annual statement including a detailed account of Operating Costs incurred over the preceding 12-month period. The Burdened Owner may elect, in its sole discretion (and may from time to time change such election), to obtain reimbursement either annually in arrears (in which case said invoice for the above-stated pro rata share of the total amount shown on the annual statement shall be due and payable when received by each benefitted Owner) or monthly in advance (in which case each Benefitted Owner shall pay to the Burdened Owner, on or before the first day of each calendar month, 1/12th of the total amount shown on an annual budget for the period including such month provided by said Burdened Owner (or, in the absence of such a budget, the last received annual statement), and, with said payment for the first month after an annual statement is received, an additional amount equal to the excess of (i) the above-stated pro rata share of the total amount shown on said statement, over (ii) the total amount actually paid during each month covered thereby, provided that in the event said pro rata share is less than said total actually paid, the Benefitted Owner shall be entitled to a credit against future monthly payments in the amount of the difference). For purposes of this Section 8(c), pro rata cost sharing between the Owners of the Benefitted Parcels shall be determined on the basis of the ratio of the total area of the contributing Owner’s Parcel(s) to the total area of the Land.

d. Failure to Maintain. In the event that any Owner shall fail to perform its Maintenance Obligations to the extent that such failure either (i) results in a violation of any applicably law or regulation, or (ii) in Manager’s sole but reasonable judgment, materially affects either the ability of any other Owner to use and enjoy any rights of such other Owner to the Easements; then Manager shall, promptly upon the request of any other Owner (but not on its own initiative) provide the Owner that has failed to perform its Maintenance Obligations as described above with written notice specifically describing the deficiencies and including a demand that the same be promptly remedied. If said Owner shall not cause remediation of the issues identified in such notice and demand to commence within thirty (30) days of delivery thereof (or, in the event of a condition involving a danger to life or safety, as immediately as practically possible), or shall fail, at any time after commencing such remediation, to cause such remediation to be diligently pursued to completion, then Manager (including without limitation its agents or contractors), shall have the right to enter, and shall, promptly upon the request of any other Owner (but not on its

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own initiative), enter the inadequately maintained Parcel for purposes of performing or facilitating said remediation, provided that Manager, in utilizing said right of entry, shall use commercially reasonable efforts to minimize interference with current or future uses of the inadequately maintained Parcel, and the Owner of said inadequately maintained Parcel shall bear all reasonable costs of such entry and remediation. Reimbursement for any reasonable costs and expenses incurred in accordance with this Section 8(d) shall be due and payable by such Owner to Manager within thirty (30) days of demand, which must include an invoice and supporting documentation reasonably sufficient to evidence all costs and expenses stated thereon.

e. Other Agreements. Nothing in this Section 8 is intended to constrain the rights of the Owners to enter into supplemental or alternative agreements in respect of the allocation of responsibility for the maintenance and repair of the improvements in the Recreational Facilities Easement area, including pursuant to any common property management agreement that may be entered into by the Owner(s) of any one or more Parcels.

9. No Merger. The rights created and obligations imposed on each Parcel hereunder shall attach to such Parcel independently, remaining separate and unique thereto, and not merging into one another notwithstanding that all of the Parcels are owned by Declarant Owner as of the Effective Date, or that any two or more of the Parcels may at any time hereafter be under common ownership in any other person. Whenever this Agreement calls for or accommodates a decision to be made or discretionary act taken by the Owners, any person who is the Owner of two or more Parcels shall have the right to make (or decline to make) such decision, or take (or decline to take) such act separately and, at such Owner’s sole discretion, inconsistently, for each of such Parcels.

10. Rights Run with the Land. The benefits and burdens of this Agreement shall run with the Land, and the terms of this Agreement shall be binding on and inure to the benefit of each of the Owners and all of their respective successors and assigns, each by its separate interest in each separate Parcel, forever.

11. Good Faith and Fair Dealing. Each Owner shall be subject to a covenant of good faith and fair dealing in its relations with other Owners relating to the terms and provisions of this Agreement.

12. Rights of Mortgagees.

a. Definition. As used herein, “Mortgagee” means a beneficiary under, or holder of, as well as a mortgagee under, any deed of trust or mortgage.

b. Mortgagee Protections. No breach of any of the covenants, conditions or restrictions contained in this Agreement, nor the enforcement of any lien or other monetary provisions herein, shall render invalid the lien of any Mortgagee holding a first Mortgage of record (meaning a Mortgage with first priority over any other Mortgage) on any of the Land made in good faith and for value, but all of such covenants, conditions or restrictions shall be binding upon and effective against any Owner whose title is derived through foreclosure or trustee’s sale.

c. Notices of Amendments. All Mortgagees or other lenders that have delivered to Manager a written request for written notice of any amendments to this Agreement shall be entitled to receive written notice of same from Manager within thirty (30) days after the effective date of any such amendment.

d.Notices of Defaults. All Mortgagees or other lenders that have delivered to Manager a written request for written notice of default by any Owner of the Land that is subject to the lien of such Mortgagee’s or other lender’s deed of trust or mortgage of such Owner’s shall be entitled to receive written notice of same from Manager.

e.Address for Notices. Manager shall discharge its notice obligations under this Section 14 by sending required written notices to the Mortgagee or other lender requesting such notice at the address given by such Mortgagee or other lender on current request for notice delivered to Manager.

13. Remedies Limited to Binding Arbitration.

a. Owner Seeking to Enforce Agreement. If any Owner seeks to enforce the terms of this Agreement, then, without limiting the rights of such Owner to request that Manager take action pursuant to Section 2(c) above, such Owner may pursue the dispute resolution process described in Section 13 d, according to the procedure set forth in Section 13 d below, and such arbitration shall be the exclusive procedure by which any Owner may seek to enforce the terms of this Agreement.

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WEST TASMAN CAMPUS	RECIPROCAL EASEMENT AGREEMENT

b. Owner Disagrees with Action or Decision of Manager. If any Owner disagrees with a decision or action of the Manager, then such Owner may pursue binding arbitration, according to the procedure set forth in Section 13 d below, and such arbitration shall be the exclusive procedure by which any Owner may seek to enforce the terms of this Agreement.

c. Manager Seeking to Enforce Its Authority Under This Agreement. If Manager seeks to compel compliance by an Owner or Owners with any decision of the Manager made in accordance with this Agreement or if Manager otherwise seeks to enforce its authority under this Agreement, then Manager may pursue binding arbitration, according to the procedures set forth in Section 13 d below, and such procedure shall be the exclusive procedure by which Manager may seek to enforce its authority under this Agreement.

d. Dispute Resolution.

(i) The Owners hereby agree as follows:

(1) Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person, the Owners desire that their disputes be resolved by a judicial referee, or an arbitrator (if subsection (b) hereof shall be triggered pursuant to its terms), experienced with and expert in complex financial transactions and in applying applicable law. The Owners understand and acknowledge that, to achieve these goals, the Owners are required to and hereby do forego resort to trial by jury in any dispute under this Agreement (a “Dispute”).

(2) Accordingly, any Dispute shall be resolved pursuant to the provisions for reference and trial by referee (without jury) set forth in California Code of Civil Procedure Section 638 et seq., or any successor statute, except as expressly modified by the provisions hereof. The referee (“Referee”) shall be a retired or former California Superior Court or Court of Appeals judge or Supreme Court justice residing in the Santa Clara County, California area, who is either (i) agreed to by the Owners to the Dispute within fifteen (15) days of the notice by any Owner to the other(s) of the intention to invoke this Section 20 to resolve the Dispute, or (ii) failing such agreement, appointed pursuant to California Code of Civil Procedure Section 640 (or any successor provision) in an action filed in the Superior Court of Santa Clara County, California.

(3) The Owners agree that any Owner may (and, if necessary, the other Owners shall join in such filing) file with the clerk of the Santa Clara County Superior Court, and/or with the appropriate judge of such court, any and all petitions, motions, applications, or other documents necessary to obtain the appointment of such a Referee immediately upon the commencement of any action or proceeding. The Referee shall hear and resolve any and all issues in the action, suit, or proceeding, whether of fact or law, and report a statement of decision. It is the Owners’ intention, and the Owners and the Referee shall use their best efforts to be certain that (i) discovery be conducted for a period no longer than three (3) months from the date (the “Referee Date”) the Referee is appointed (whether by stipulation or by the Superior Court), excluding motions regarding discovery, and (ii) trial be set on a date that is within one year of the Referee Date. All discovery motions shall be filed with the Referee and served upon the opposing Owner no later than two (2) weeks after the last day of the three (3) month discovery period; provided that the Owners agree to grant such reasonable extensions of time necessary to reflect the complexities of the issues presented for resolution. All proceedings, including trial, before the Referee shall be conducted at a neutral location (unless otherwise stipulated by the Owners) within ten (10) miles of the Santa Clara County Superior Court. The Owners agree that said Referee shall be a judge for all purposes (including, without limitation, for purposes of (x) ruling on any and all discovery matters and motions and any and all pretrial or trial motions, (y) setting a schedule of pretrial proceedings, and (z) making any other orders or rulings a sitting judge of the Superior Court would be empowered to make in any action or proceeding in the Superior Court). Any matter before the Referee shall be governed by applicable law and such other statutes or rules which would be applicable if the matter were tried in the Superior Court, except as otherwise specifically agreed by the Owners and approved by the Referee. The Owners intend this general reference agreement to be enforceable pursuant to and in accordance with the California Code of Civil Procedure. Any decision of the Referee and/or the judgment thereon, including the remedies provided therein, shall fully conform to applicable law and be appealable to the same extent and in the same manner that such decision, judgment, or other order would be appealable if rendered by a judge of the Santa Clara County Superior Court. The Referee shall in his/her statement of decision set forth his/her findings of fact and conclusions of law.

(4) During the pendency of any action or proceeding respecting a Dispute, and before the entry of any judgment therein, the Owners shall share equally the fees charged and costs incurred by the Referee in connection with performing the services provided in this Section 15 d. If a reporter is requested by any Owner therefor, then a reporter shall be present at all proceedings where requested, and the fees of such reporter (except for copies ordered by the other Owners) shall be paid by the requesting Owner.

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WEST TASMAN CAMPUS	RECIPROCAL EASEMENT AGREEMENT

(ii) The Owners agree that they shall only seek to have the Dispute determined by a judge or judicial referee sitting without a jury. In the event that the court in which any action, suit or proceeding is filed determines that, notwithstanding the foregoing provisions, a judicial reference proceeding shall not be ordered, or that there is an entitlement to a jury with respect to any action, suit, or proceeding, the parties agree that such action, suit, or proceeding shall be dismissed immediately by the parties without prejudice, and that:

(1) Any such Dispute, including as to the enforcement of this arbitration agreement, shall be determined by arbitration in Santa Clara County, California, in accordance with the rules for arbitration established under the California Code of Civil Procedure, Title 9, Section 1280 et seq. (or any successor provisions) as modified by this Section 20.

(2) Any of the Owners may initiate such arbitration proceeding by submitting to the other(s) a written demand for arbitration (“Demand”) containing a brief statement of the issue or issues constituting the Dispute, and a brief statement of that Owner’s factual and legal contentions relating to the Dispute and any amount claimed. Within twenty (20) days thereafter, the responding Owner shall submit to the other(s) a written response (“Response”) containing its description of the issue or issues constituting the Dispute (if different from those of the demanding Owner), and a brief statement of the responding Owner’s factual and legal contentions relating to the Dispute and of the amount the responding Owner claims is due or owed, if any.

(3) All Disputes shall be addressed and determined by a single arbitrator, who shall be selected by the mutual agreement of the Owners or, in the absence of such agreement, pursuant to Section 1281.6 of the California Code of Civil Procedure (as more fully described herein below), and who shall be a retired California Superior Court or Court of Appeals judge or Supreme Court justice or an attorney admitted to practice in California for at least fifteen (15) years who in the immediately preceding ten (10) years has practiced law in the State of California and devoted the majority of his or her time to representing parties in commercial real estate transactions.

(4) A Demand shall be accompanied by a list of three (3) persons satisfying the foregoing criteria whom the demanding Owner is prepared to accept as the arbitrator. The responding Owner may prior to or at the time of submitting its Response accept one of the arbitrators proposed by the demanding Owner, or submit its own list of three (3) acceptable arbitrators satisfying such criteria whom the responding Owner is prepared to accept as an arbitrator, any one of whom may be accepted by the demanding Owner. If the Owners cannot agree on an arbitrator within fifteen (15) days of the submission of a Response, then any Owner may petition a Superior Court of competent jurisdiction to appoint an arbitrator (satisfying the foregoing requirements) in accordance with Section 1281.6 of the California Code of Civil Procedure, as it may be amended from time to time. The fact that a particular arbitrator has previously presided over or determined one or more Disputes between the Owners hereunder shall not disqualify that arbitrator from presiding over or resolving a different Dispute.

(5) Following the appointment of the arbitrator, and for a period of three (3) months thereafter, the Owners shall have the right to conduct discovery pursuant to the provisions of Sections 1282.6, 1283 and 1283.05 of the California Code of Civil Procedure, which are incorporated herein by this reference; provided, however, that the Owners shall also be entitled to engage and present testimony of and documentary evidence provided by expert witnesses in accordance with the provisions of the California Code of Civil Procedure governing discovery in civil litigation (to the extent such provisions add to, but do not conflict with, California Code of Civil Procedure Sections 1282.6, 1283, and 1283.05).

(6) Except as may be otherwise ordered by the arbitrator, the hearing before the arbitrator shall take place (unless both Owners agree otherwise and subject to the availability of the arbitrator) no more than two (2) months after the completion of discovery.

(7) Prior to the hearing, each Owner may submit an arbitration brief to the arbitrator. Prior to the conclusion of the hearing, simultaneously and upon a date agreed upon between them or ordered by the arbitrator, each Owner shall present to the arbitrator and serve on the opposing Owner a written proposed award, covering and determining all of the issues of the Dispute. No further submissions to the arbitrator shall be made by any Owner, unless ordered by the arbitrator. Within not more than thirty (30) days of the close of the hearing, the arbitrator shall make an award that shall be in writing, shall be made on the evidence submitted, shall apply fully and correctly applicable law, shall order only those remedies that a trial court of competent jurisdiction would be authorized to order if such Dispute were tried by such court, and shall otherwise comply with Section 1283.4 of the California Code of Civil Procedure (or any successor provisions).

(8) The Owner or Owners prevailing in such arbitration shall be entitled, in addition to such other relief as may be granted, to reasonable attorneys’ fees and court or arbitration costs incurred by reason of such arbitration, including reasonable attorneys’ and experts’ fees incurred in preparation for, investigation of, or appeal of, any matter relating to such

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WEST TASMAN CAMPUS	RECIPROCAL EASEMENT AGREEMENT

arbitration. The costs of any arbitration and the fees of the arbitrator shall also be borne by the non-prevailing Owner. Any requests for costs must be included in the requesting Owner’s proposed award.

(9) The award of the arbitrator may be confirmed, corrected or vacated by petition in any court of competent jurisdiction located in Santa Clara County, California, in accordance with the provisions of California Code of Civil Procedure § §1285-1287.6 (or any successor provisions). Any award of the Arbitrator, and/or judgment entered thereon, including any remedies provided therein, or other order entered shall fully conform to applicable law and be appealable to the same extent and in the same manner that such judgment or other order would be appealable if rendered by a judge of the Santa Clara County Superior Court.

14. Estoppel Certificates.

a. By Manager. The Manager shall, from time to time and upon not less than ten (10) business days’ written notice from any Owner, or any of their successors in interest, execute and deliver to such requesting Owner or, if requested, such requesting Owner’s mortgagee, prospective mortgagee, prospective transferee, or prospective tenant, a certificate stating (a) that this Agreement is unmodified and in full force and effect, or if modified, specifying the modifications, (b) whether or not, to the best of Manager’s knowledge, the requesting Owner is in default in any respect under this Agreement, and if in default, specifying such default, and (c) specifying any monetary amounts due by such requesting Owner to Manager under this Agreement.

b. By Burdened Owners. Each Burdened Owner shall, from time to time and upon not less than ten (10) business days’ written notice from any Benefitted Owner, or any of their successors in interest, execute and deliver to such requesting Benefitted Owner or, if requested, such requesting Benefitted Owner’s mortgagee, prospective mortgagee, prospective transferee, or prospective tenant, a certificate stating (a) whether or not, to the best of the Burdened Owner’s knowledge, the requesting Benefitted Owner is in default with respect to any obligations to the Burdened Owner under this Agreement, and if in default, specifying such default, and (b) specifying any monetary amounts due by such requesting Benefitted Owner to the Burdened Owner under this Agreement.

c. No Third Party Beneficiaries, Rights in Public, or Implied Easements. Nothing contained herein is intended or shall be deemed to (a) create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, (b) create any rights in the general public or dedicate for public use any portion of the Land, or (c) imply a grant or creation of any easement other than the Easements.

15. Effectiveness, Integration, and Amendment. This Agreement shall supersede any and all prior agreements, written or oral, regarding the matters discussed herein, Owners and Manager agreeing that this Agreement sets forth the entire understanding and agreement of the parties with respect to such matters. This Agreement shall be recorded in the Official Records to give public notice of the encumbrances hereby created, and shall continue to be effective from the Effective Date forward in perpetuity unless modified, amended, or terminated, and no such modification, amendment or termination shall be effective unless in a writing signed by all of the Owners and/or their respective successors in interest intended to be bound and duly recorded in said Official Records. Any of the Easements granted hereunder, and any limitation on the use thereof, may be modified, amended or terminated by a writing signed by the Owners of all of the Parcels burdened or benefitted by such Easement, the Owners of all other portions of the Land being hereby deemed to have consented and agreed to such modification, amendment or termination.

16. Attorneys’ Fees. If any action is commenced to interpret or enforce the rights or duties of the parties hereto or their successors in interest, the prevailing party or parties in such action shall be entitled to recover its attorneys’ fees and costs incurred in such action from any party who shall have opposed, in said action, the interpretation or enforcement of the Agreement which shall have prevailed, all such opposing parties being jointly liable for the entire amount of such fees and costs, with subsequent right of contribution, if any, subordinate to such liability.

17. Severability. The provisions of this Agreement shall be independent and severable, and the invalidity, partial invalidity, or unenforceability of any provision shall not affect any other provision hereof, all of which other provisions shall remain in full force and effect.

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WEST TASMAN CAMPUS	RECIPROCAL EASEMENT AGREEMENT

18. Construction. Whenever they occur in this Agreement, and in each case unless context otherwise requires, (b) the term “person” shall be held and construed to include any individual, company, trust or legal entity of any kind whatsoever, (c) the words “hereof,’ “herein” and “hereunder” and words of similar import shall be held and construed to be references to this Agreement, (d) the words “include” and “including” and words of similar import shall be held and construed to include the words “without limitation”, (e) words of any gender shall be held and construed to include any other gender, (f) words in the singular shall be held and construed to include the plural, and vice versa, and (g) references to Sections, Exhibits, or Schedules shall be deemed to be to the Sections hereof and to the Exhibits and Schedules attached hereto, which are by each such reference made part hereof.

19. Governing Law. This Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflicts of laws.

20. Counterparts. This Agreement may be executed in two or more counterparts, and any one counterpart executed by all of the parties hereto, or any set of counterparts so executed in aggregate, shall constitute a complete original. In proving this Agreement, it shall not be necessary to produce or account for more than one such complete original.

[NO FURTHER TEXT ON THIS PAGE, SIGNATURE PAGE FOLLOWS]

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WEST TASMAN CAMPUS	RECIPROCAL EASEMENT AGREEMENT

IN WITNESS WHEREOF, the undersigned, intending to be bound, has caused this Reciprocal Easement Agreement to be executed as of the date first written above.

CF Tasman SV LLC, a Delaware limited liability company, as Declarant Owner

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

STATE OF New York	)
) ss.
COUNTY OF New York	)

On September 11, 2013, before me, Maisol Sanchez, a Notary Public, personally appeared Glenn P. Cummins, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and Official seal.

/s/ Marisol Sanchez
Signature of Notary Public

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

Signature Page — Declarant Owner

WEST TASMAN CAMPUS	RECIPROCAL EASEMENT AGREEMENT

IN WITNESS WHEREOF, the undersigned, intending to be bound by, has caused this Reciprocal Easement Agreement to be executed as of the date first written above for the limited purposes of evidencing its consent and limited joinder as the initially designated Manager pursuant to Section 2.

CF Tasman SVLLC, a Delaware limited liability company, as initial Manager

By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Treasurer

STATE OF New York	)
) ss.
COUNTY OF New York	)

On September 11, 2013, before me, Marisol Sanchez, a Notary Public, personally appeared Glenn P. Cummins, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Marisol Sanchez
Signature of Notary Public

Signature Page — Manager

EXHIBIT A

Legal Description of the Land

The Land, as defined in initial Recital A to this Agreement, is made up of the eight (8) legally separate parcels as defined in initial Recital B to this Agreement, each of which is more fully described below.

1.	PARCEL 1:

Parcel 1 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 7.738 acres, is also known as Assessor’s Parcel Number 097-54-022, and is improved with a commercial building commonly known by its street address, which is 110 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

2.	PARCEL 2:

Parcel 2 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 5.090 acres, is also known as Assessor’s Parcel Number 097-54-021, and is improved with a commercial building commonly known by its street address, which is 130 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

3.	PARCEL 3:

Parcel 3 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 5.531 acres, is also known as Assessor’s Parcel Number 097-54-020, and is improved with a commercial building commonly known by its street address, which is 150 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

4.	PARCEL 4:

Parcel 4 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 5.985 acres, is also known as Assessor’s Parcel Number 097-54-019, and is improved with a commercial building commonly known by its street address, which is 180 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

5.	PARCEL 5:

Parcel 5 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 5.350 acres, is also known as Assessor’s Parcel Number 097-54-018, and is improved with a commercial building commonly known by its street address, which is 190 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

6.	PARCEL 6:

Parcel 6 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 5.373 acres, is also known as Assessor’s Parcel Number 097-54-017, and is improved with a commercial building commonly known by its street address, which is 210 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

- A1 -

7.	PARCEL 7:

Parcel 7 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 5.347 acres, is also known as Assessor’s Parcel Number 097-54-016, and is improved with a commercial building commonly known by its street address, which is 230 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

8.	PARCEL 8:

Parcel 8 on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California, on February 24, 1993, in Book 644 of Maps, Pages 40, 41, 42 and 43.

Without modifying the specificity of the foregoing map reference, which shall govern in the event of any conflict, said parcel, with an area of approximately 5.548 acres, is also known as Assessor’s Parcel Number 097-54-015, and is improved with a commercial building commonly known by its street address, which is 250 West Tasman Drive, along with appurtenant surface parking, landscaping, and other facilities.

- A2 -

August 30, 2013

Job No. A12061-2

EXHIBIT “RR”

LEGAL DESCRIPTION

INGRESS/EGRESS EASEMENT AREA

An Ingress/Egress Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcels 1, 2, 3, 4, 5, 6, 7 and 8 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most southerly corner of said Parcel 1.

Thence North 45°42’24” East, 121.93 feet to a point hereon known as Point “A” being the True Point of Beginning;

Thence leaving last said line the following seventy one (71) courses and distances;

1.	North 52°27’12” West, 268.33 feet to the beginning of a non-tangent curve to the left, to which point a radial line bears North 54°20’08” East;
2.	Along said non-tangent curve to the left having a radius of 2553.00 feet, through a central angle of 08°08’19” for an arc distance of 362.64 feet;
3.	Along a curve to the left having a radius of 3338.00 feet, through a central angle of 23°20’37” for an arc distance of 1359.98 feet;
4.	North 67°08’48” West, 393.37 feet;
5.	North 22°07’26” West, 350.02 feet to the beginning of a non-tangent curve to the right, to which point a radial line bears North 36°20’52” West;
6.	Along said non-tangent curve to the right having a radius of 607.00 feet, through a central angle of 11°52’27” for an arc distance of 125.80 feet;
7.	Along a curve to the left having a radius of 50.00 feet, through a central angle of 35°09’10” for an arc distance of 30.68 feet;
8.	Along a curve to the left having a radius of 66.00 feet, through a central angle of 07°34’49” for an arc distance of 8.73 feet;
9.	Along a curve to the left having a radius of 21.58 feet, through a central angle of 42°05’54” for an arc distance of 15.86 feet;
10.	North 19°18’18” West, 13.08 feet to the southerly right of way line of Tasman Drive;
11.

Along said southerly right of way line along a non-tangent curve to the right having a radius of 650.00 feet, to which point a radial line bears North 20°37’38” West, through a central angle of 02°10’04” for an arc distance of 24.59 feet;

12.	Along a curve to the right having a radius of 1021.00 feet, through a central angle of 00°18’13” for an arc distance of 5.41 feet;
13.	Leaving said southerly right of way line South 19° 18’18” East, 13.61 feet;
14.	Along a curve to the left having a radius of 20.00 feet, through a central angle of 45°55’10” for an arc distance of 16.03 feet;
15.	South 65°13’26” East, 5.39 feet;
16.	Along a curve to the left having a radius of 50.00 feet, through a central angle of 35°48’47” for an arc distance of 31.25 feet;
17.	Along a curve to the right having a radius of 177.00 feet, through a central angle of 15°28’35” for an arc distance of 47.81 feet;
18.	Along a curve to the right having a radius of 75.00 feet, through a central angle of 27°10’41” for an arc distance of 35.58 feet;
19.	South 58°22’56” East, 13.64 feet;

August 30, 2013

Job No. A12061-2

20.	Along a curve to the left having a radius of 70.00 feet, through a central angle of 12°15’18” for an arc distance of 14.97 feet;
21.	South 70°38’13” East, 2.58 feet;
22.	Along a curve to the left having a radius of 154.00 feet, through a central angle of 25°10’09” for an arc distance of 67.65 feet;
23.	Along a curve to the right having a radius of 914.00 feet, through a central angle of 11°31’53” for an arc distance of 183.95 feet;
24.	Along a curve to the left having a radius of 8.00 feet, through a central angle of 88°30’30” for an arc distance of 12.36 feet;
25.	North 07°13’01” East, 99.19 feet to the southerly right of way line of Tasman Drive;
26.

Along said southerly right of way line along a non-tangent curve to the right having a radius of 1021.00 feet, to which point a radial line bears North 06°19’08” East, through a central angle of 01°47’45” for an arc distance of 32.00 feet:

27.	Leaving said southerly right of way line South 07°13’01” West, 95.30 feet;
28.	Along a curve to the left having a radius of 12.00 feet, through a central angle of 88°16’02” for an arc distance of 18.49 feet;
29.	Along a curve to the right having a radius of 914.00 feet, through a central angle of 10°50’04” for an arc distance of 172.83 feet;
30.	Along a curve to the left having a radius of 191.50 feet, through a central angle of 26°35’23” for an arc distance of 88.87 feet;
31.	North 83° 11’39” East, 12.27 feet;
32.	Along a curve to the right having a radius of 178.50 feet, through a central angle of 41°13’41” for an arc distance of 128.44 feet;
33.	Along a curve to the right having a radius of 1788.44 feet, through a central angle of 03°07’28” for an arc distance of 97.53 feet;
34.	South 52°27’12” East, 248.04 feet;
35.	Along a curve to the left having a radius of 10.00 feet, through a central angle of 90°00’00” for an arc distance of 15.71 feet;
36.	North 37°32’48” East, 33.30 feet to a point on the southwesterly right of way line of Tasman Drive;
37.	Along said southerly right of way line South 52°27’12” East, 26.00 feet;
38.	Leaving said southerly right of way line South 37°32’48” West, 96.99 feet;
39.	Along a curve to the left having a radius of 10.00 feet, through a central angle of 90°00’00” for an arc distance of 15.71 feet;
40.	South 52°27’12” East, 354.91 feet;
41.	Along a curve to the left having a radius of 8.00 feet, through a central angle of 90°00’00” for an arc distance of 12.57 feet;
42.	North 37°32’48” East, 98.99 feet to a point on the southwesterly right of way line of Tasman Drive;
43.	Along said southerly right of way line South 52°27’12” East, 34.00 feet;
44.	Leaving said southerly right of way line South 37°32’48” West, 98.99 feet;
45.	Along a curve to the left having a radius of 8.00 feet, through a central angle of 90°00’00” for an arc distance of 12.57 feet;
46.	South 52°27’12” East, 178.79 feet;

August 30, 2013

Job No. A12061-2

47.	Along a curve to the left having a radius of 10.00 feet, through a central angle of 49°00’05” for an arc distance of 8.55 feet;
48.	North 78°32’43” East, 51.56 feet;
49.	North 67°32’53” East, 24.99 feet;
50.	South 52°27’12” East, 122.27 feet;
51.	Along a curve to the left having a radius of 10.00 feet, through a central angle of 90°00’00” for an arc distance of 15.71 feet;
52.	North 37°32’48” East, 33.00 feet to a point on the southerly right of way line of Tasman Drive;
53.	Along said southerly right of way line South 52°27’12” East, 26.00 feet;
54.	Leaving said southerly right of way line South 37°32’48” West, 33.00 feet;
55.	Along a curve to the left having a radius of 10.00 feet, through a central angle of 90°00’00” for an arc distance of 15.71 feet;
56.	South 52°27’12” East, 395.76 feet;
57.	Along a curve to the left having a radius of 18.00 feet, through a central angle of 98°59’16” for an arc distance of 31.10 feet;
58.	North 28°33’32” East, 34.76 feet to the southerly right of way line of Tasman Drive;
59.

Along said southerly right of way line along a non-tangent curve to the left having a radius of 1149.00 feet, to which point a radial line bears South 29°12’26” West, through a central angle of 01°17’48” for an arc distance of 26.00 feet;

60.	Leaving said southerly right of way line South 28°33’32” West, 53.12 feet;
61.	Along a curve to the left having a radius of 8.00 feet, through a central angle of 81°00’44” for an arc distance of 11.31 feet;
62.	South 52°27’12” East, 424.03 feet;
63.	Along a curve to the left having a radius of 10.00 feet, through a central angle of 90°00’00” for an arc distance of 15.71 feet;
64.	North 37°32’48” East, 19.75 feet;
65.	Along a curve to the right having a radius of 80.00 feet, through a central angle of 37°25’30” for an arc distance of 52.26 feet to the westerly right of way line of Rio Robles;
66.

Along said westerly right of way line along a non-tangent curve to the left having a radius of 433.00 feet, to which point a radial line bears South 82°55’16” West, through a central angle of 04°14’17” for an arc distance of 32.03 feet;

67.

Leaving said westerly right of way line along a non-tangent curve to the left having a radius of 50.00 feet, to which point a radial line bears North 15°59’50” West, through a central angle of 36°27’21'’for an arc distance of 31.81 feet;

68.	South 37°32’48” West, 23.53 feet;
69.	Along a curve to the right having a radius of 250.00 feet, through a central angle of 21°55’52” for an arc distance of 95.69 feet;
70.	South 59°28’40” West, 633.36 feet;
71.	Along a curve to the right having a radius of 16.00 feet, through a central angle of 68°04’08” for an arc distance of 19.01 feet to the True Point of Beginning.

Excepting therefrom that portion of said Parcels 1, 2, 3, 4, 5, 6, 7 and 8, being more particularly described as follows:

Beginning at the above mentioned Point ‘A’.

Thence North 04°32’48” East, 31.00 feet to the True Point of Beginning;

August 30, 2013

Job No. A12061-2

Thence leaving last said line the following thirty-four (34) courses and distances;

1.	North 52°27’12” West, 247.62 feet to the beginning of a non-tangent curve which a radial line bears North 54°15’00” East;
2.	Along said non-tangent curve to the left having a radius of 2579.00 feet, through a central angle of 08°03’11” for an arc distance of 362.48 feet;
3.	Along a curve to the left having a radius of 3364.00 feet, through a central angle of 23°20’37” for an arc distance of 1370.57 feet;
4.	North 67°08’48” West, 359.80 feet;
5.	Along a curve to the right having a radius of 55.00 feet, through a central angle of 45°01’22” for an arc distance of 43.22 feet
6.	North 22°07’26” West, 75.00 feet;
7.	North 20°07’50” West, 115.00 feet;
8.	North 22°07’26” West, 53.52 feet;
9.	Along a curve to the right having a radius of 58.00 feet, through a central angle of 83°14’02” for an arc distance of 84.26 feet;
10.	Along a curve to the right having a radius of 577.00 feet, through a central angle of 10°25’50” for an arc distance of 105.04 feet;
11.	Along a curve to the right having a radius of 948.00 feet, through a central angle of 01°29’06” for an arc distance of 24.57 feet;
12.	Along a curve to the right having a radius of 147.00 feet, through a central angle of 26°50’30” for an arc distance of 68.87 feet;
13.	Along a curve to the right having a radius of 45.00 feet, through a central angle of 21°45’02” for an arc distance of 17.08 feet;
14.	South 58°22’56” East, 4.84 feet;
15.	Along a curve to the left having a radius of 96.00 feet, through a central angle of 12°15’18” for an arc distance of 20.53 feet;
16.	South 70°38’13” East, 2.58 feet;
17.	Along a curve to the left having a radius of 180.00 feet, through a central angle of 25°10’09” for an arc distance of 79.07 feet;
18.	Along a curve to the right having a radius of 888.00 feet, through a central angle of 25°35’24” for an arc distance of 396.61 feet;
19.	Along a curve to the left having a radius of 217.50 feet, through a central angle of 26°35’23” for an arc distance of 100.94 feet;
20.	North 83° 11 ’39” East, 12.27 feet;
21.	Along a curve to the right having a radius of 152.50 feet,through a central angle of 41°13’41” for an arc distance of 109.73 feet;
22.	Along a curve to the right having a radius of 1762.44 feet, through a central angle of 03°07’28” for an arc distance of 96.11 feet;
23.	South 52°27’12” East, 250.04 feet;
24.	Along a curve to the right having a radius of 8.00 feet, through a central angle of 90°00’00” for an arc distance of 12.57 feet;
25.	South 37°32’48” West, 55.70 feet;
26.	South 52°27’12” East, 651.64 feet;

August 30, 2013

Job No. A12061-2

27.	North 67°32’53” East, 73.90 feet;
28.	South 52°27’12” East, 1017.46 feet;
29.	Along a curve to the right having a radius of 15.00 feet, through a central angle of 102°26’41” for an arc distance of 26.82 feet;
30.	Along a curve to the right having a radius of 220.00 feet, through a central angle of 09°29’11” for an arc distance of 36.43 feet;
31.	South 59°28’40” West, 370.00 feet;
32.	South 57° 11’07” West, 100.00 feet;
33.	South 59°28’40” West, 146.56 feet;
34.	Along a curve to the right having a radius of 15.00 feet, through a central angle of 68°04’08” for an arc distance of 17.82 feet to the True Point of Beginning.

As shown on Sheets “8 - 12” attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

RENAISSANCE DRIVE
VISTA MONTANA
North
k w
PARCEL 8 (644 M 40-43)
PARCEL 7 (644 M 40-43)
PARCEL 6 (644 M 40-43)
PARCEL 5 (644 M 40-43)
PARCEL 4 (644 M 40-43)
PARCEL 3 (644 M 40-43)
PARCEL 2 (644 M 40-43)
PARCEL 1 (644 M 40-43)
PROPOSED INGRESS/EGRESS EASEMENT
PROPOSED INGRESS/EGRESS EASEMENT
PROPOSED INGRESS/EGRESS EASEMENT
PROPOSED INGRESS/EGRESS EASEMENT
GUADALUPE RIVER
LANDS OF SANTA CLARA VALLEY WATER DISTRICT
TASMAN DRIVE
CHAMPION COURT
TRUE POINT OF BEGINNING FOR EXCEPTION AREA
TRUE POINT OF BEGINNING
POINT OF BEGINNING
LANDS OF CITY AND COUNTY OF SAN FRANCISCO
PARCEL 2 (613 M 49 & 50)
PARCEL 2 (613 M 49 & 50)
RIO ROBLES
LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: INGRESS/EGRESS EASEMENT

SAN JOSE CALIFORNIA

DATE	AUG., 2013
SCALE	1" = 400'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	8 OF 14

EXHIBIT "RR"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

USER:ramaya I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\IEE\C-PLAT-IEE.dwg AUGUST 30, 2013 2:54 PM

TASMAN DRIVE
RIO ROBLES
C31
L29
L30
L28
L31
C30
C32
S 82°55'16" W(R)
C34
C35
C36
L32
L33
N 15°59'50" W(R)
C33
L48
C54
C55
C37
S 29°12'26" W(R)
S 27°54'38" W(R)
26.00' PROPOSED
INGRESS/EGRESS EASEMENT
30.00' PROPOSED
INGRESS/EGRESS EASEMENT
L49
PARCEL 2
(644 M 40-43)
PARCEL 1
(644 M 40-43)
North
899.39'
S 59°28'40" W
L34
L50
PARCEL 2
(613 M 49 & 50)
LANDS OF
CITY AND COUNTY OF SAN FRANCISCO
SEE SHEET 10
26.00' PROPOSED
INGRESS/EGRESS EASEMENT
26.00' PROPOSED
INGRESS/EGRESS EASEMENT
L51
TRUE POINT
OF BEGINNING
FOR EXCEPTION
AREA
TRUE POINT
OF BEGINNING
POINT 'A'
C56
C39
N 54°15'00" E(R)
L36
L35
C1
L2
C38
N 54°20'08" E(R)
POINT OF
BEGINNING
L1

PLAT TO ACCOMPANY LEGAL DESCRIPTION FOR: INGRESS/EGRESS EASEMENT SAN JOSE CALIFORNIA	DATE AUG., 2013 SCALE 1" = 100' DR. BY DAJ
EXHIBIT "RR"	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 (408) 727 6665 Santa Clara, California 95054 fax (408) 727 5641
	JOB A12061-2 SHEET NO. 9 OF 14

USER:ramaya I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\IEE\C-PLAT-IEE.dwg AUGUST 30, 2013 2:54 PM

CHAMPION COURT
TASMAN DRIVE
L19
34.00' PROPOSED INGRESS/EGRESS EASEMENT
L26
L25
L27
C28
C29
L24
L28
L23
L18
L20
L22
L48
C25
C26
C27
L17
L21
L47
L46
26.00' PROPOSED INGRESS/EGRESS EASEMENT
26.00' PROPOSED INGRESS/EGRESS EASEMENT
North
PARCEL 3
(644 M 40-43)
PARCEL 4
(644 M 40-43)
SEE SHEET 11
SEE SHEET 9
26.00' PROPOSED INGRESS/EGRESS EASEMENT
C40
C2
C39
C1
GUADALUPE RIVER
LANDS OF SANTA CLARA VALLEY WATER DISTRICT

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: INGRESS/EGRESS EASEMENT

SAN JOSE CALIFORNIA

DATE	AUG., 2013
SCALE	1" = 100'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	10 OF 14

EXHIBIT "RR"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

USER:ramaya I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\IEE\C-PLAT-IEE.dwg AUGUST 30, 2013 2:54 PM

TASMAN DRIVE
L15
L14
L13
C23
L16
C22
L12
C21
C20
C52
L44
C53
C24
C51
L45
L17
L43
C50
L46
26.00' PROPOSED
INGRESS/EGRESS EASEMENT
26.00' PROPOSED
INGRESS/EGRESS EASEMENT
North
PARCEL 5
(644 M 40-43)
PARCEL 6
(644 M 40-43)
26.00' PROPOSED
INGRESS/EGRESS EASEMENT
SEE SHEET 12
SEE SHEET 10
C40
C2
L37
L3
GUADALUPE RIVER
LANDS OF SANTA CLARA
VALLEY WATER DISTRICT

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: INGRESS/EGRESS EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "RR"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUG., 2013
SCALE	1" = 100'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	11 OF 14

USER:ramaya I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\IEE\C-PLAT-IEE.dwg AUGUST 30, 2013 2:54 PM

VISTA MONTANA
RENAISSANCE DRIVE
TASMAN DRIVE
N 08°06'53" E(R)
N 06°19'08" E(R)
N 18°09'21" W(R)
N 20°37'38" W(R)
N 36°20'52" W
26.00' PROPOSED INGRESS/EGRESS EASEMENT
PARCEL 7
(644 M 40-43)
PARCEL 8
(644 M 40-43)
North
SEE SHEET 11
GUADALUPE RIVER
LANDS OF SANTA CLARA VALLEY WATER DISTRICT
C17 C18 C19 C20 C50 L11 L10 C16 C15 C49 C13 L8 L9 C14 C12 C48 L6 L7 C11 C8 C7 C9 C10 C45 L42 C47 C46 L41 C44 L5 C6 C5 C4 C43 C3 C42 L40 L39 L4 L38 C41 L37 L3

PLAT TO ACCOMPANY LEGAL DESCRIPTION FOR: INGRESS/EGRESS EASEMENT	DATE AUG., 2013
SAN JOSE — CALIFORNIA	SCALE 1" = 100'
	DR. BY DAJ
EXHIBIT "RR" — KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22, Santa Clara, California 95054, (408) 727 6665, fax (408) 727 5641	JOB A12061-2
USER:ramaya 1|PROJECTS|A12061-2|DWG|SURVEY|UTILITY|IEE|C-PLAT-IEE.dwg AUGUST 30, 2013 2:54 PM	SHEET NO. 12 OF 14

Line Table		
Line #	Direction	Length
L1	N45° 42' 24"E	121.93
L2	N52° 27' 12"W	268.33
L3	N67° 08' 48"W	393.37
L4	N22° 07' 26"W	350.02
L5	N19° 18' 18"W	13.08
L6	S19° 18' 18"E	13.62
L7	S65° 13' 26"E	5.39
L8	S58° 22' 56"E	13.64
L9	S70° 38' 13"E	2.58
L10	N7° 13' 01"E	99.19
L11	S7° 13' 01"W	95.30
L12	N83° 11' 39"E	12.27
L13	S52° 27' 12"E	248.04
L14	N37° 32' 48"E	33.30
L15	S52° 27' 12"E	26.00
L16	S37° 32' 48"W	96.99
L17	S52° 27' 12"E	354.91
L18	N37° 32' 48"E	98.99
L19	S52° 27' 12"E	34.00
L20	S37° 32' 48"W	98.99
L21	S52° 27' 12"E	178.79
L22	N78° 32' 43"E	51.56
L23	N67° 32' 53"E	24.99
L24	S52° 27' 12"E	122.27
L25	N37° 32' 48"E	33.00
L26	S52° 27' 12"E	26.00

Line Table		
Line #	Direction	Length
L27	S37° 32' 48"W	33.00
L28	S52° 27' 12"E	395.76
L29	N28° 33' 32"E	34.76
L30	S28° 33' 32"W	53.12
L31	S52° 27' 12"E	424.03
L32	N37° 32' 48"E	19.75
L33	S37° 32' 48"W	23.53
L34	S59° 28' 40"W	633.36
L35	N4° 32' 48"E	31.00
L36	N52° 27' 12"W	247.62
L37	N67° 08' 48"W	359.80
L38	N22° 07' 26"W	75.00
L39	N20° 07' 50"W	115.00
L40	N22° 07' 26"W	53.52
L41	S58° 22' 56"E	4.84
L42	S70° 38' 13"E	2.58
L43	N83° 11' 39"E	12.27
L44	S52° 27' 12"E	250.04
L45	S37° 32' 48"W	55.70
L46	S52° 27' 12"E	651.64
L47	N67° 32' 53"E	73.90
L48	S52° 27' 12"E	1017.46
L49	S59° 28' 40"W	370.00
L50	S57° 11' 07"W	100.00
L51	S59° 28' 40"W	146.56

PLAT TO ACCOMPANY LEGAL DESCRIPTION
FOR: INGRESS/EGRESS EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "RR"

USER:ramaya I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\IEE\C-PLAT-IEE.dwg AUGUST 30, 2013 2:54 PM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE AUG., 2013
SCALE N/A
DR. BY DAJ
JOB A12061-2
SHEET NO. 13 OF 14

Curve Table			
Curve #	Radius	Delta	Length
C1	2553.00	8°08'19"	362.64
C2	3338.00	23°20'37"	1359.98
C3	607.00	11°52'27"	125.80
C4	50.00	35°09'10"	30.68
C5	66.00	7°34'49"	8.73
C6	21.58	42°05'54"	15.86
C7	650.00	2°10'04"	24.59
C8	1021.00	0°18'13"	5.41
C9	20.00	45°55'10"	16.03
C10	50.00	35°48'47"	31.25
C11	177.00	15°28'35"	47.81
C12	75.00	27°10'41"	35.58
C13	70.00	12°15'18"	14.97
C14	154.00	25°10'09"	67.65
C15	914.00	11°31'53"	183.95
C16	8.00	88°30'30"	12.36
C17	1021.00	1°47'45"	32.00
C18	12.00	88°16'02"	18.49
C19	914.00	10°50'04"	172.83
C20	191.50	26°35'23"	88.87
C21	178.50	41°13'41"	128.44
C22	1788.44	3°07'28"	97.53
C23	10.00	90°00'00"	15.71
C24	10.00	90°00'00"	15.71
C25	8.00	90°00'00"	12.57
C26	8.00	90°00'00"	12.57
C27	10.00	49°00'05"	8.55
C28	10.00	90°00'00"	15.71

Curve Table			
Curve #	Radius	Delta	Length
C29	10.00	90°00'00"	15.71
C30	18.00	98°59'16"	31.10
C31	1149.00	1°17'48"	26.00
C32	8.00	81°00'44"	11.31
C33	10.00	90°00'00"	15.71
C34	80.00	37°25'30"	52.26
C35	433.00	4°14'17"	32.03
C36	50.00	36°27'21"	31.81
C37	250.00	21°55'52"	95.69
C38	16.00	68°04'08"	19.01
C39	2579.00	8°03'11"	362.48
C40	3364.00	23°20'37"	1370.57
C41	55.00	45°01'22"	43.22
C42	58.00	83°14'02"	84.26
C43	577.00	10°25'50"	105.04
C44	948.00	1°29'06"	24.57
C45	147.00	26°50'30"	68.87
C46	45.00	21°45'02"	17.08
C47	96.00	12°15'18"	20.53
C48	180.00	25°10'09"	79.07
C49	888.00	25°35'24"	396.61
C50	217.50	26°35'23"	100.94
C51	152.50	41°13'41"	109.73
C52	1762.44	3°07'28"	96.11
C53	8.00	90°00'00"	12.57
C54	15.00	102°26'41"	26.82
C55	220.00	9°29'11"	36.43
C56	15.00	68°04'08"	17.82

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: INGRESS/EGRESS EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "RR"

USER:ramya I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\IEE\C-PLAT-IEE.dwg AUGUST 30, 2013 2:54 PM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUG., 2013
SCALE	N/A
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	14 OF 14

TASMAN DRIVE
RIO ROBLES
North
PARCEL 2
PARCEL 1
(644 M 40-43)
APN: 097-54-22
7.738 ± ACRES
110 WEST TASMAN DRIVE
TWO STORY BUILDING
7
3hc
1hc
21
9
7
LANDS OF
MAXIM INTEGRATED PRODUCTS
GUADALUPE RIVER

LEGEND

STANDARD PARKING STALLS (1)

HANDICAP PARKING STALLS (1hc)

EXCLUSIVE PARKING ZONE

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	44
ACCESSIBLE PARKING	4
TOTAL	48

EXHIBIT FOR EXCLUSIVE PARKING ZONES

SAN JOSE CALIFORNIA

DATE AUGUST, 2013

SCALE 1" = 120'

DR. BY DAJ

JOB A12061-2

SHEET NO. 1 OF 8

EXHIBIT "P1"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

USER:djurado I:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\PARKING\C-EX-HBIT-P1.dwg AUGUST 28, 2013 10:07 AM

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	27
ACCESSIBLE PARKING	8
TOTAL	35

TASMAN DRIVE
16
4hc
PARCEL 2
(644 M 40-43)
APN: 097-54-21
5.090 ± ACRES
130 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 3
PARCEL 1
6
5
4 ADA
4hc
GUADALUPE RIVER

LEGEND

STANDARD PARKING STALLS	1
HANDICAP PARKING STALLS	1hc
EXCLUSIVE PARKING ZONE	

k
w
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES

SAN JOSE CALIFORNIA

DATE AUGUST, 2013
SCALE 1" = 120'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 8

EXHIBIT "P2"

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\PARKING\C-EXHIBIT-P2.dwg AUGUST 28, 2013 10:07 AM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	23
ACCESSIBLE PARKING	8
TOTAL	31

LEGEND

STANDARD PARKING STALLS (1)

HANDICAP PARKING STALLS (1hc)

EXCLUSIVE PARKING ZONE

TASMAN DRIVE
7
4hc
4hc
6
PARCEL 3
(644 M 40-43)
APN: 097-54-20
5.531 ± ACRES
150 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 2
PARCEL 4
5
5
GUADALUPE RIVER
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES

SAN JOSE CALIFORNIA

EXHIBIT "P3"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 120'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	3 OF 8

USER:djurado I:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\PARKING\C-EXHIBIT-P3.dwg AUGUST 28, 2013 10:06 AM

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	23
ACCESSIBLE PARKING	8
TOTAL	31

LEGEND

STANDARD PARKING STALLS (1)

HANDICAP PARKING STALLS (1hc)

EXCLUSIVE PARKING ZONE

CHAMPION COURT
TASMAN DRIVE
7
8
4
4hc
4hc
4
PARCEL 5
PARCEL 3
PARCEL 4
(644 M 40-43)
APN: 097-54-019
5.985 ± ACRES
180 WEST TASMAN DRIVE
TWO STORY BUILDING
GUADALUPE RIVER
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES

SAN JOSE CALIFORNIA

DATE	AUGUST, 2013
SCALE	1" = 120'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	4 OF 8

EXHIBIT "P4"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	23
ACCESSIBLE PARKING	8
TOTAL	31

LEGEND

STANDARD PARKING STALLS (1)

HANDICAP PARKING STALLS (1hc)

EXCLUSIVE PARKING ZONE

TASMAN DRIVE
6
4hc
4hc
7
PARCEL 6
PARCEL 5
(644 M 40-43)
APN: 097-54-018
5.350 ± ACRES
190 WEST TASMAN DRIVE
TWO STORY BUILDING
5
5
PARCEL 4
GUADALUPE RIVER
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES

SAN JOSE CALIFORNIA

EXHIBIT "P5"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 120'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	5 OF 8

USGRdjurado t:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\PARKING\C-EXHIBIT-P5.dwg AUGUST 28, 2013 10:09 AM

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	23
ACCESSIBLE PARKING	8
TOTAL	31

LEGEND

STANDARD PARKING STALLS	(1)
HANDICAP PARKING STALLS	(1hc)
EXCLUSIVE PARKING ZONE	▬

TASMAN DRIVE
7
4hc
4hc
3
PARCEL 6
(644 M 40-43)
APN: 097-54-017
5.373 ± ACRES
210 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 5
13
PARCEL 7
(644 M 40-43)
APN: 097-54-016
5.347 ± ACRES
230 WEST TASMAN DRIVE
TWO STORY BUILDING
GUADALUPE RIVER
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES		DATE AUGUST, 2013
SAN JOSE	CALIFORNIA	SCALE 1" = 120'
		DR. BY DAJ
EXHIBIT "P6"	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 Santa Clara, California 95054 (408) 727 6665 fax (408) 727 5641	JOB A12061-2
		SHEET NO. 6 OF 8

USER:djurado I:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\PARKING\C-EXHIBIT-P 6.dwg AUGUST 28, 2013 10:09 AM

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	23
ACCESSIBLE PARKING	8
TOTAL	31

LEGEND

STANDARD PARKING STALLS (1)

HANDICAP PARKING STALLS (1hc)

EXCLUSIVE PARKING ZONE

VISTA MONTANA
TASMAN DRIVE
PARCEL 6
3
3
4hc
4hc
6
PARCEL 7
(644 M 40-43)
APN: 097-54-016
5.347 ± ACRES
230 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 8
(644 M 40-43)
APN: 097-54-015
5.548 ± ACRES
11
GUADALUPE RIVER
North

EXHIBIT FOR EXCLUSIVE PARKING ZONES

SAN JOSE CALIFORNIA

DATE	AUGUST, 2013
SCALE	1" = 120'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	7 OF 8

EXHIBIT "P7"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

USER:dgarado Z:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\PARKING\C-EXHIBIT-P 7.dwg AUGUST 28, 2013 10:10 AM

LEGEND

STANDARD PARKING STALLS	(1)
HANDICAP PARKING STALLS	(1hc)
EXCLUSIVE PARKING ZONE	▆

PARKING SUMMARY

DESCRIPTION	STALLS
STANDARD PARKING	25
ACCESSIBLE PARKING	8
TOTAL	33

VISTA MONTANA
RENAISSANCE DRIVE
TASMAN DRIVE
North
8
4hc
4hc
PARCEL 8
(644 M 40-43)
APN: 097-54-015
5.548 ± ACRES
250 WEST TASMAN DRIVE
TWO STORY BUILDING
5
12
PARCEL 7
GUADALUPE RIVER

EXHIBIT FOR EXCLUSIVE PARKING ZONES

SAN JOSE CALIFORNIA

DATE	AUGUST, 2013
SCALE	1" = 120'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	8 OF 8

EXHIBIT "P8"

USER:djurado I:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\PARKING\C-EXHIBIT-P 8.dwg AUGUST 28, 2013 10:11 AM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

August 28, 2013

Job No. A12061-2

EXHIBIT “SD1A”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 2 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northerly corner of said Parcel 2, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the northwesterly line of said Parcel 2, South 37°32’48” West, 352.72 feet to the True Point of Beginning, said point also being on the southerly terminus of that certain 10 foot Private Storm Drainage Easement.

Thence continuing along said northwesterly line South 37°32’48” West, 7.25 feet;

Thence leaving said northwesterly line the following three (3) courses and distances:

1.	South 52°27’12” East, 5.00 feet;
2.	North 37°32’48” East, 7.25 feet;
3.	North 52°27’12” West, 5.00 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 3
(644 M 40-43)
PRIVATE STORM DRAIN EASEMENT (SEE EXHIBIT "SD1B")
L1
TRUE POINT OF BEGINNING
POINT OF BEGINNING
TASMAN DRIVE
S 37°32'48" W 352.72'
L2
L4
L3
PRIVATE STORM DRAIN EASEMENT
10.00' PRIVATE STORM DRAINAGE EASEMENT (644 M 40-43)
PARCEL 2
(644 M 40-43)
North

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 37°32'48" W	7.25'
L2	S 52°27'12" E	5.00'
L3	N 37°32'48" E	7.25'
L4	N 52°27'12" W	5.00'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

DATE AUGUST, 2013
SCALE 1" = 30'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 2

EXHIBIT "SD1A"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD1A.dwg AUGUST 28, 2013 3:26 PM

August 28, 2013

Job No. A12061-2

EXHIBIT “SD1B”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 3 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most easterly corner of said Parcel 3, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southeasterly line of said Parcel 3, South 37°32’48” West, 352.72 feet to the True Point of Beginning, said point also being on the southerly terminus of that certain 10 foot Private Storm Drainage Easement shown on said map;

Thence continuing along said southeasterly line South 37°32’48” West, 7.25 feet;

Thence leaving last said line the following three (3) courses and distances:

1.	North 52°27’12” West, 5.00 feet;
2.	North 37°32’48” East, 7.25 feet;
3.	South 52°27’12” East, 5.00 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 3
(644 M 40-43)
PRIVATE STORM DRAIN EASEMENT
L3
L4
L2
TRUE POINT OF BEGINNING
POINT OF BEGINNING
S 37°32'48" W 352.72'
L1
PRIVATE STORM DRAIN EASEMENT (SEE EXHIBIT "SD1A")
10.00' PRIVATE STORM DRAINAGE EASEMENT (644 M 40-43)
PARCEL 2
(644 M 40-43)
TASMAN DRIVE
k
w
North

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 37°32'48" W	7.25'
L2	N 52°27'12" W	5.00'
L3	N 37°32'48" E	7.25'
L4	S 52°27'12" E	5.00'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION
FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "SD1B"

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD1B.dwg AUGUST 28, 2013 3:29 PM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 30'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	2 OF 2

August 28, 2013

Job No. A12061-2

EXHIBIT “SD2”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 4 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northerly corner of said Parcel 4, said point is on the southwesterly right of way line of Tasman Drive.

Thence along the southwesterly line of said Tasman Drive, South 52°27’12” East, 138.60 feet to the True Point of Beginning;

Thence continuing along said southwesterly line South 52°27’12” East, 7.40 feet to the northerly line of that 10 foot Private Storm Drainage Easement shown on said map;

Thence leaving said southwesterly line along said Private Storm Drainage Easement the following two (2) courses and distances:

1.	South 37°32’48” West, 27.05 feet;
2.	South 47°56’42” West, 14.59 feet;

Thence leaving said Private Storm Drainage Easement North 30°58’44” East, 41.68 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 5
(644 M 40-43)
POINT OF BEGINNING
S 52°27'12" E
138.60'
TASMAN DRIVE
PARCEL 4
(644 M 40-43)
TRUE POINT OF BEGINNING
L4
L1
L3
L2
PRIVATE STORM DRAIN EASEMENT
10.00' PRIVATE STORM DRAINAGE EASEMENT
(644 M 40-43)
North

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 52°27'12" E	7.40'
L2	S 37°32'48" W	27.05'
L3	S 47°56'42" W	14.59'
L4	N 30°58'44" E	41.68'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

DATE AUGUST, 2013
SCALE 1" = 60'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 2

EXHIBIT "SD2"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD2.dwg AUGUST 29, 2013 8:59 AM

August 28, 2013

Job No. A12061-2

EXHIBIT “SD3”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 5 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

AREA “A”

Beginning at the most northerly corner of said Parcel 5, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the northwesterly line of said Parcel 5, South 37°32’48” West, 99.92 feet to the True Point of Beginning of Area “A” said point hereinafter referred to as Point ‘A’;

Thence leaving said northwesterly line the following three (3) courses and distances:

1.	South 57°59’09” East, 29.04 feet;
2.	North 64°15’55” East, 75.85 feet;
3.	North 38°07’46” East, 29.37 feet to a point on the southwesterly line of said Tasman Drive;

Thence along said southwesterly line North 52°27’12” West, 10.00 feet;

Thence leaving said southwesterly line the following three (3) courses and distances:

1.	South 38°07’46” West, 26.95 feet;
2.	South 64°15’55” West, 68.01 feet;
3.	North 57°59’09” West, 22.56 feet to a point on the northwesterly line of said Parcel 5;

Thence along said northwesterly line South 37°32’48” West, 10.05 feet the True Point of Beginning.

AREA “B”

Beginning at the above described Point ‘A’.

Thence along the northwesterly line of said Parcel 5, South 37°32’48” East, 160.12 feet to the True Point of Beginning of Area ‘B’;

Thence leaving said northwesterly line the following five (5) courses and distances:

1.	South 17°33’17” West, 16.43 feet;
2.	South 38°12’55” West, 23.64 feet;
3.	South 20°49’11” West, 35.27 feet;
4.	South 29°29’23” West, 26.45 feet;
5.	South 78°36’53” West, 29.23 feet to a point on the northwesterly line of said Parcel 5;

Thence along said northwesterly line North 37°32’48” East, 15.22 feet;

Thence leaving said northwesterly line the following three (3) courses and distances:

1.	North 78°36’53” East, 13.18 feet;
2.	North 29°29’23” East, 21.12 feet;
3.	North 20°49’11” East, 19.80 feet to a point on the northwesterly line of said Parcel 5;

August 28, 2013

Job No. A12061-2

Thence along said northwesterly line North 37°32’48” East, 56.05 feet to the True Point of Beginning of Area ‘B’.

As shown on Sheet 3 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 6
(644 M 40-43)
PRIVATE STORM DRAIN EASEMENT (SEE EXHIBIT "SD5")
PRIVATE STORM DRAIN EASEMENT (SEE EXHIBIT "SD4")
TRUE POINT OF BEGINNING AREA "B"
TRUE POINT OF BEGINNING AREA "A" ALSO POINT 'A'
POINT OF BEGINNING
TASMAN DRIVE
S 37°32'48" W
464.03'
260.04'
160.12'
89.87'
L1
L2
L3
L4
L5
L6
L7
L8
L9
L10
L11
L12
L13
L14
L15
L16
L17
L18
PARCEL 5
(644 M 40-43)
AREA "B" 10.00' PRIVATE STORM DRAIN EASEMENT
AREA "A" 10.00' PRIVATE STORM DRAIN EASEMENT
North

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 57°59'09" E	29.04'
L2	N 64°15'55" E	75.85'
L3	N 38°07'46" E	29.37'
L4	N 52°27'12" W	10.00'
L5	S 38°07'46" W	26.95'
L6	S 64°15'55" W	68.01'
L7	N 57°59'09" W	22.56'
L8	S 37°32'48" W	10.05'
L9	S 17°33'17" W	16.43'
L10	S 38°12'55" W	23.64'

LINE TABLE		
LINE	BEARING	DISTANCE
L11	S 20°49'11" W	35.27'
L12	S 29°29'23" W	26.45'
L13	S 78°36'53" W	29.23'
L14	N 37°32'48" E	15.22'
L15	N 78°36'53" E	13.18'
L16	N 29°29'23" E	21.12'
L17	N 20°49'11" E	19.80'
L18	N 37°32'48" E	56.05'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

DATE AUGUST, 2013
SCALE 1" = 60'
DR. BY DAJ
JOB A12061-2
SHEET NO. 3 OF 3

EXHIBIT "SD3"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

USER:djurado t:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD3.dwg AUGUST 29, 2013 9:32 AM

August 28, 2013

Job No. A12061-2

EXHIBIT “SD4”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 6 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most easterly corner of said Parcel 6, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southeasterly line of said Parcel 6, South 37°32’48” West, 260.04 feet to the True Point of Beginning;

Thence continuing along said southeasterly line South 37°32’48” West, 56.05 feet;

Thence leaving said southeasterly line the following four (4) courses and distances:

1.	North 20°49’11” East, 16.24 feet;
2.	North 38°12’55” East, 23.35 feet;
3.	North 17°33’17” East, 14.61 feet;
4.	South 72°26’43” East, 10.00 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 6
(644 M 40-43)
PRIVATE STORM
DRAIN EASEMENT
L1
L2
L3
L4
TRUE POINT
OF BEGINNING
POINT OF
BEGINNING
S 37°32'48" W
260.04'
56.05'
PRIVATE STORM
DRAIN EASEMENT
(SEE EXHIBIT "SD3")
PARCEL 5
(644 M 40-43)
TASMAN DRIVE
North

LINE TABLE		
LINE	BEARING	DISTANCE
L1	N 20°49'11" E	16.24'
L2	N 38°12'55" E	23.35'
L3	N 17°33'17" E	14.61'
L4	S 72°26'43" E	10.00'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAINAGE EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "SD4"

USER:djurado L:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD4.dwg AUGUST 29, 2013 9:36 AM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 30'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	2 OF 2

August 28, 2013

Job No. A12061-2

EXHIBIT “SD5”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 6 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most easterly corner of said Parcel 6, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southeasterly line of said Parcel 6, South 37°32’48” West, 365.90 feet to the True Point of Beginning;

Thence continuing along said southeasterly line South 37°32’48” West, 15.22 feet;

Thence leaving last said line the following five (5) courses and distances:

1.	South 78°36’53” West, 3.49 feet;
2.	South 70°26’06” West, 33.75 feet;
3.	North 58°24’58” West, 112.70 feet;
4.	South 32°48’21” West, 71.63 feet;
5.	South 52°25’03” East, 185.73 feet to a point on the southeasterly line of said Parcel 6;

Thence along said southeasterly line South 37°32’48” West, 10.00 feet;

Thence leaving said southeasterly line the following three (3) courses and distances:

1.	North 52°25’03” West, 189.88 feet;
2.	North 10°45’29” West, 84.95 feet;
3.	South 77°01’21” West, 40.27 feet to a point on the westerly line of said Parcel 6;

Thence along said westerly line North 07°32’49” East, 10.68 feet;

Thence leaving said westerly line the following three (3) courses and distances:

1.	North 77°01’21” East, 36.92 feet;
2.	North 10°45’29” West, 83.12 feet;
3.	South 72°00’46” West, 9.38 feet to a point on the westerly line of said Parcel 6;

Thence along said westerly line North 07°32’49” East, 11.08 feet;

Thence leaving said westerly line the following four (4) courses and distances:

1.	North 72°00’46” East, 5.87 feet;
2.	North 10°45’29” West, 94.07 feet;
3.	North 39°25’41” East, 133.40 feet;
4.	North 32°35’04” East, 157.54 feet to a point on the southwesterly right of way line of Tasman Drive;

Thence along said southwesterly right of way line along a non-tangent curve to the right having a radius of 1021.00 feet, to which point a radial linebears North 24°17’52” East, through a central angle of 00°34’00” for an arc distance of 10.10 feet;

August 28, 2013

Job No. A12061-2

Thence leaving said southwesterly right of way line the following seven (7) courses and distances:

1.	South 32°35’04” West, 159.55 feet;
2.	South 39°25’41” West, 129.31 feet;
3.	South 10°45’29” East, 259.72 feet;
4.	North 32°48’21” East, 71.23 feet;
5.	South 58°24’58” East, 117.71 feet;
6.	North 70°26’06” East, 29.68 feet;
7.	North 78°36’53” East, 15.68 feet to the True Point of Beginning.

As shown on Sheet 3 and 4 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 7
(644 M 40-43)
N 39°25'41" E
133.40'
N 32°35'04" E
157.54'
N 24°17'52" E (R)
C1
S 39°25'41" W
129.31'
S 32°35'04" W
159.55'
L15
L14
L13
L12
259.72'
10.00' PRIVATE STORM
DRAIN EASEMENT
L9
L10
L11
L8
S 10°45'29" E
L7
TASMAN DRIVE
PARCEL 6
(644 M 40-43)
L16
L5
189.88'
185.73'
L4
L17
PRIVATE STORM
DRAIN EASEMENT
(SEE EXHIBIT "SD4")
N 52°25'03" W
S 52°25'03" E
L18
L19
POINT OF
BEGINNING
365.90'
L3
L2
L1
S 37°32'48" W
464.03'
TRUE POINT
OF BEGINNING
L6
10.00' PRIVATE
STORM DRAIN EASEMENT
(SEE EXHIBIT "SD3")
PARCEL 5
(644 M 40-43)
LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA
North

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAINAGE EASEMENT

SAN JOSE CALIFORNIA

DATE	AUGUST, 2013
SCALE	1" = 80'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	3 OF 4

EXHIBIT "SD5"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD5.dwg AUGUST 29, 2013 9:48 AM

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 37°32'48" W	15.22'
L2	S 78°36'53" W	3.49'
L3	S 70°26'06" W	33.75'
L4	N 58°24'58" W	112.70'
L5	S 32°48'21" W	71.63'
L6	S 37°32'48" W	10.00'
L7	N 10°45'29" W	84.95'
L8	S 77°01'21" W	40.27'
L9	N 7°32'49" E	10.68'
L10	N 77°01'21" E	36.92'
L11	N 10°45'29" W	83.12'
L12	S 72°00'46" W	9.38'
L13	N 7°32'49" E	11.08'
L14	N 72°00'46" E	5.87'
L15	N 10°45'29" W	94.07'
L16	N 32°48'21" E	71.23'
L17	S 58°24'58" E	117.71'
L18	N 70°26'06" E	29.68'
L19	N 78°36'53" E	15.68'

CURVE TABLE			
CURVE	RADIUS	DELTA	LENGTH
C1	1021.00'	0°34'00"	10.10'

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "SD5"

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD5.dwg AUGUST 29, 2013 9:48 AM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE AUGUST, 2013
SCALE N/A
DR. BY DAJ
JOB A12061-2
SHEET NO. 4 OF 4

August 28, 2013

Job No. A12061-2

EXHIBIT “SD6”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 7 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

AREA ‘A’

Beginning at the most northwesterly corner of said Parcel 7, said point also being on the southerly right of way line of Tasman Drive.

Thence along the westerly line of said Parcel 7, South 05°25’50” East, 298.65 feet to the True Point of Beginning of Area “A”, said point hereinafter referred to as Point ‘A’;

Thence leaving said westerly line the following five (5) courses and distances:

1.	North 81°15’14” East, 125.08 feet;
2.	North 07°17’14” East, 123.02 feet;
3.	North 23°42’50” West, 71.53 feet;
4.	North 12°13’42” West, 62.40 feet;
5.	South 86°18’42” West, 122.18 feet to a point on the westerly line of said Parcel 7;

Thence along said westerly line North 05°25’50” West, 10.00 feet;

Thence leaving said westerly line the following two (2) courses and distances:

1.	North 86°18’42” East, 122.27 feet;
2.	North 02°05’32” East, 24.01 feet to a point on the southerly right of way line of Tasman Drive;

Thence along said southerly right of way line along a non-tangent curve to the right having a radius of 1021.00 feet, to which point a radial line bears North 01°37’19” East, through a central angle of 00°33’40” for an arc distance of 10.00 feet;

Thence leaving said southerly right of way line the following five (5) courses and distances:

1.	South 02°05’32” West, 27.93 feet;
2.	South 12°13’42” East, 65.07 feet;
3.	South 23°42’50” East, 73.30 feet;
4.	South 07°17’14” West, 133.33 feet;
5.	South 81°15’14” West, 133.19 feet to a point on the westerly line of said Parcel 7;

Thence along said westerly line North 05°25’50” West, 10.02 feet to the True Point of Beginning.

As shown on Sheet 3 attached hereto and by this reference made a part hereof.

AREA ‘B’

Beginning at the above described Point ’A’;

Thence South 81°15’14” West, 64.55 feet;

August 28, 2013

Job No. A12061-2

Thence South 15°14’36” East, 85.39 feet to a point on the westerly line of said Parcel 7, said point also being the True Point of Beginning of Area “B”;

Thence along the westerly line of said Parcel 7 North 07°32’49” East, 25.82 feet;

Thence leaving said westerly line the following three (3) courses and distances:

1.	South 15°14’36” East, 63.47 feet;
2.	South 09°16’12” West, 192.96 feet;
3.	North 67°34’00” West, 19.44 feet to a point on the westerly line of said Parcel 7;

Thence along said westerly line North 07°32’49” East, 10.35 feet;

Thence leaving said westerly line the following three (3) courses and distances:

1.	South 67°34’00” East, 9.49 feet;
2.	North 09°16’12” East, 167.25 feet;
3.	South 54°28’43” West, 19.43 feet to a point on the westerly line of said Parcel 7;

Thence along said westerly line North 07°32’49” East, 13.69 feet;

Thence leaving said westerly line the following two (2) courses and distances:

1.	North 54°28’43” East, 18.61 feet;
2.	North 15°14’36” West, 35.10 feet to the True Point of Beginning.

As shown on Sheet 4 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

TASMAN DRIVE
POINT OF BEGINNING
L4
L1
N 86°18'42" E
S 86°18'42" W
122.27'
122.18'
N 01°37'19" E (R)
C1
L5
L6
SEE SHEET 4
North
PARCEL 8
(644 M 40-43)
347.71'
S 05°25'50" E (R)
298.65'
260.84'
PARCEL 7
(644 M 40-43)
L3
L7
S 81°15'14" W
64.55'
TRUE POINT OF BEGINNING AREA "A" ALSO POINT 'A'
L9
L2
L8
N 81°15'14" E
S 81°15'14" W
125.08'
133.19'
123.02'
N 7°17'14" E
133.33'
S 7°17'14" W
AREA "A"
10.00' PRIVATE STORM DRAIN EASEMENT

CURVE TABLE			
CURVE	RADIUS	DELTA	LENGTH
C1	1021.00'	0°33'40"	10.00'

LINE TABLE

LINE	BEARING	DISTANCE
L1	S 5°25'50" E	27.81'
L2	N 23°42'50" W	71.53'
L3	N 12°13'42" W	62.40'
L4	N 5°25'50" W	10.00'
L5	N 2°05'32" E	24.01'

LINE TABLE

LINE	BEARING	DISTANCE
L6	S 2°05'32" W	27.93'
L7	S 12°13'42" E	65.07'
L8	S 23°42'50" E	73.30'
L9	N 5°25'50" W	10.02'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "SD6"

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD6.dwg AUGUST 29, 2013 9:59 AM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 60'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	3 OF 4

GUADALUPE RIVER
PARCEL 8
(644 M 40-43)
PRIVATE STORM DRAIN EASEMENT (SEE EXHIBIT "SD7")
S 81°15'14" W
64.55'
S 05°25'50" E (R)
298.65'
S 15°14'36" E
85.39'
TRUE POINT OF BEGINNING AREA "B"
TRUE POINT OF BEGINNING AREA "A" ALSO POINT 'A'
L9
L10
L11
L12
L13
L14
L15
L16
L17
L18
N 81°15'14" E
125.08'
S 81°15'14" W
133.19'
AREA "A" 10.00' PRIVATE STORM DRAIN EASEMENT
N 07°32'49" E
267.91'
N 9°16'12" E
167.25'
S 9°16'12" W
192.96'
AREA "B" 10.00' PRIVATE STORM DRAIN EASEMENT
SEE SHEET 3
PARCEL 7
(644 M 40-43)
North

LINE TABLE		
LINE	BEARING	DISTANCE
L10	N 7°32'49" E	25.82'
L11	S 15°14'36" E	63.47'
L12	N 67°34'00" W	19.44'
L13	N 7°32'49" E	10.35'
L14	S 67°34'00" E	9.49'

LINE TABLE		
LINE	BEARING	DISTANCE
L15	S 54°28'43" W	19.43'
L16	N 7°32'49" E	13.69'
L17	N 54°28'43" E	18.61'
L18	N 15°14'36" W	35.10'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION
FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "SD6"

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD6.dwg AUGUST 29, 2013 9:59 AM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

DATE AUGUST, 2013
SCALE 1" = 60'
DR. BY DAJ
JOB A12061-2
SHEET NO. 4 OF 4

August 28, 2013

Job No. A12061-2

EXHIBIT “SD7”

LEGAL DESCRIPTION

PRIVATE STORM DRAIN EASEMENT

A Private Storm Drain Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 8 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northeasterly corner of said Parcel 8, said point also being on the southerly right of way line of Tasman Drive.

Thence along the easterly line of said Parcel 8, South 05°25’50” East, 298.65 feet to the True Point of Beginning;

Thence continuing along said easterly line South 05°25’50” East, 10.02 feet;

Thence leaving said easterly line the following two (2) courses and distances:

1.	South 81°15’14” West, 52.77 feet;
2.	South 15°14’36” East, 50.38 feet to a point on the easterly line of said Parcel 8;

Thence long said easterly line South 07°32’49” West, 25.82 feet;

Thence leaving said easterly line the following two (2) courses and distances:

1.	North 15°14’36” West, 85.39 feet
2.	North 81°15’14” East, 64.55 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

TASMAN DRIVE
POINT OF
BEGINNING
PARCEL 8
(644 M 40-43)
298.65'
347.71'
S 05°25'50" E (R)
N 15°14'36" W
85.39'
N 81°15'14" E
64.55'
TRUE POINT
OF BEGINNING
PARCEL 7
(644 M 40-43)
L3
L2
L1
L4
PRIVATE STORM
DRAIN EASEMENT
(SEE EXHIBIT "SD6")
PRIVATE STORM
DRAIN EASEMENT
(SEE EXHIBIT "SD6")
North
LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 5°25'50" E	10.02'
L2	S 81°15'14" W	52.77'
L3	S 15°14'36" E	50.38'
L4	S 7°32'49" W	25.82'

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE STORM DRAIN EASEMENT

SAN JOSE CALIFORNIA

DATE	AUGUST, 2013
SCALE	1" = 60'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	2 OF 2

EXHIBIT "SD7"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\STORM\C-PLAT-STORM-SD7.dwg AUGUST 29, 2013 10:22 AM

August 28, 2013

Job No. A12061-2

EXHIBIT “W1”

LEGAL DESCRIPTION

PRIVATE WATER EASEMENT

A Private Water Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 4 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northerly corner of said Parcel 4, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southeasterly right of way line of Tasman Drive South 52°27’12” East, 12.69 feet to the True Point of Beginning;

Thence continuing along said right of way line South 52°27’12” East, 10.01 feet;

Thence leaving said right of way line the following two (2) courses and distances:

1.	South 35°02’26” West, 10.90 feet;
2.	South 60°30’28” West, 59.42 feet to a point on the northwesterly line of said Parcel 4;

Thence northeasterly along said northwesterly line North 37°32’48” East, 25.63 feet;

Thence leaving said northwesterly line the following two (2) courses and distances:

1.	North 60°30’28” East, 33.55;
2.	North 35°02’26” East, 9.07 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

North
PARCEL 5
(644 M 40-43)
POINT OF BEGINNING
TRUE POINT OF BEGINNING
N 37°32'48" E
108.61'
L6
L7
L1
L5
L4
L2
L3
S 7°32'56" W 131.81'
10.00' PRIVATE WATER EASEMENT
S 52°27'12" E 469.58'
TASMAN DRIVE
PARCEL 4
(644 M 40-43)

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 52°27'12" E	12.69'
L2	S 52°27'12" E	10.01'
L3	S 35°02'26" W	10.90'
L4	S 60°30'28" W	59.42'
L5	N 37°32'48" E	25.63'
L6	N 60°30'28" E	33.55'
L7	N 35°02'26" E	9.07'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE WATER EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "W1"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 60'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	2 OF 2

USER:djorado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\WATER\C-PLAT-WATER-W1.dwg AUGUST 28, 2013 2:09 PM

August 28, 2013

Job No. A12061-2

EXHIBIT “W2”

LEGAL DESCRIPTION

PRIVATE WATER EASEMENT

A Private Water Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 6 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northwesterly corner of said Parcel 6, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the northwesterly line of said Parcel 6, South 17°06’07” West, 171.00 feet to the True Point of Beginning;

Thence continuing along said northwesterly line South 17°06’07” West, 16.70 feet

Thence leaving said northwesterly line the following three (3) courses and distances:

1.	South 19°41’25” East, 77.88 feet;;
2.	South 19°15’49” West, 43.48 feet;;
3.	South 41°13’03” West, 60.62 feet to a point on the westerly line of said Parcel 6;

Thence along said westerly line South 69°51’17” East, 10.72 feet;

Thence leaving said westerly line the following three (3) courses and distances:

1.	North 41°13’03” East, 58.70 feet;
2.	North 19°15’49” East, 48.96 feet;
3.	North 19°41’25” West, 94.79 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

North
TASMAN DRIVE
10.00' PRIVATE
WATER EASEMENT
(SEE EXHIBIT "W3")
PARCEL 7
(644 M 40-43)
347.77'
171.00'
L1
S 17°06'07" W (R)
POINT OF
BEGINNING
TRUE POINT
OF BEGINNING
L2
L8
L3
L4
L5
L6
L7
PARCEL 6
(644 M 40-43)
10.00' PRIVATE
WATER EASEMENT

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 17°06'07" W	16.70'
L2	S 19°41'25" E	77.88'
L3	S 19°15'49" W	43.48'
L4	S 41°13'03" W	60.62'
L5	S 69°51'17" E	10.72'
L6	N 41°13'03" E	58.70'
L7	N 19°15'49" E	48.96'
L8	N 19°41'25" W	94.79'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE WATER LINE EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "W2"

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\WATER\C-PLAT-WATER-W2.dwg AUGUST 28, 2013 3:27 PM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE AUGUST, 2013
SCALE 1" = 60'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 2

August 28, 2013

Job No. A12061-2

EXHIBIT “W3”

LEGAL DESCRIPTION

PRIVATE WATER EASEMENT

A Private Water Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 7 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northeasterly corner of said Parcel 7, said point also being on the southerly right of way line of Tasman Drive.

Thence along the easterly line of said Parcel 7, South 17°06’07” West, 171.00 feet to the True Point of Beginning;

Thence continuing along said easterly line South 17°06’07” West, 16.70 feet;

Thence leaving said easterly line the following two (2) courses and distances:

1.	North 19°41’25” West, 188.76 feet;
2.	North 09°48’50” East, 30.07 feet to the southerly right of way line of Tasman Drive;

Thence along said southerly right of way line along a non-tangent curve to the right having a radius of 1021.00 feet, to which point a radial line bears North 10°31’46” East, through a central angle of 00°33’41” for an arc distance of 10.00 feet;

Thence leaving said southerly right of way line the following two (2) courses and distances:

1.	South 09°48’50” West, 27.26 feet;
2.	South 19°41’25” East, 172.76 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

North
VISTA MONTANA
TASMAN DRIVE
PARCEL 7
(644 M 40-43)
C1
L2
L3
N 10°31'46" E (R)
N 19°41'25" W 188.76'
S 19°41'25" E 172.76'
10.00' PRIVATE WATER EASEMENT
POINT OF BEGINNING
171.00'
347.77'
TRUE POINT OF BEGINNING
L1
S 17°06'07" W (R)
10.00' PRIVATE WATER EASEMENT (SEE EXHIBIT "W2")
PARCEL 6
(644 M 40-43)

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 17°06'07" W	16.70'
L2	N 9°48'50" E	30.07'
L3	S 9°48'50" W	27.26'

CURVE TABLE			
CURVE	RADIUS	DELTA	LENGTH
C1	1021.00'	0°33'41"	10.00'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE WATER EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "W3"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE AUGUST, 2013
SCALE 1" = 60'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 2

USER djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\WATER\C-PLAT-WATER-W3.dwg AUGUST 28, 2013 3:27 PM

August 28, 2013

Job No. A12061-2

Exhibit “U1”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 2 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most easterly corner of said Parcel 2, said point also being on the southerly right of way line of Tasman Drive.

Thence along the southeasterly line of said Parcel 2, South 37°32’48” West, 24.97 feet to the True Point of Beginning;

Thence continuing along said southeasterly line South 37°32’48” West, 12.61 feet;

Thence leaving said southeasterly line North 14°55’30” West, 49.28 feet to a point on the southerly right of way line of Tasman Drive;

Thence along said southerly right of way line along a non-tangent curve to the left having a radius of 1149.00 feet, to which point a radial line bears South 27°35’44” West, through a central angle of 00°40’23” for an arc distance of 13.50 feet;

Thence leaving said southerly right of way line South 14°55’30” East, 32.54 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

North
PARCEL 2
(644 M 40-43)
10.00' PRIVATE UTILITY EASEMENT
S 27°35'44" W (R)
C1
L3
L4
L2
L1
TRUE POINT OF BEGINNING
POINT OF BEGINNING
TASMAN DRIVE
PARCEL 1
(644 M 40-43)

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 37°32'48" W	24.97'
L2	S 37°32'48" W	12.61'
L3	N 14°55'30" W	49.28'
L4	S 14°55'30" E	32.54'

CURVE TABLE			
CURVE	RADIUS	DELTA	LENGTH
C1	1149.00'	0°40'23"	13.50'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION
FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

DATE AUGUST, 2013
SCALE 1" = 30'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 2

EXHIBIT "U1"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

August 28, 2013

Job No. A12061-2

EXHIBIT “U2”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 2 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

AREA “A”

Beginning at the most easterly corner of said Parcel 2, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southeasterly line of said Parcel 2, South 37°32’48” West, 107.84 feet to the True Point of Beginning;

Thence continuing along said southeasterly line South 37°32’48” West, 10.00 feet;

Thence leaving said southeasterly line the following three (3) courses and distances:

1.	North 52°27’12” West, 25.96 feet;
2.	North 37°32’48” East, 10.00 feet;
3.	South 52°27’12” East, 25.96 feet to the True Point of Beginning.

As shown on Sheet 3 attached hereto and by this reference made a part hereof.

AREA “B”

Beginning at the most easterly corner of said Parcel 2, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southeasterly line of said Parcel 2, South 37°32’48” West, 235.57 feet to the True Point of Beginning;

Thence continuing along said southeasterly line South 37°32’48” West, 10.00 feet;

Thence leaving said southeasterly line the following three (3) courses and distances:

1.	North 52°27’12” West, 29.98 feet;
2.	North 37°32’48” East, 10.00 feet;
3.	South 52°27’12” East, 29.98 feet to the True Point of Beginning.

As shown on Sheet 3 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

North
PARCEL 2
(644 M 40-43)
AREA "B"
10.00' PRIVATE
UTILITY EASEMENT
AREA "A"
10.00' PRIVATE
UTILITY EASEMENT
L7
L6
L8
L5
L3
L2
L4
L1
117.73'
235.57'
107.84'
S 37°32'48" W
272.84'
POINT OF
BEGINNING
TASMAN DRIVE
TRUE POINT
OF BEGINNING
AREA "B"
TRUE POINT
OF BEGINNING
AREA "A"
PARCEL 1
(644 M 40-43)

LINE TABLE

LINE	BEARING	DISTANCE
L1	S 37°32'48" W	10.00'
L2	N 52°27'12" W	25.96'
L3	N 37°32'48" E	10.00'
L4	S 52°27'12" E	25.96'

LINE TABLE

LINE	BEARING	DISTANCE
L5	S 37°32'48" W	10.00'
L6	N 52°27'12" W	29.98'
L7	N 37°32'48" E	10.00'
L8	S 52°27'12" E	29.98'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

DATE	AUGUST, 2013
SCALE	1" = 40'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	3 OF 3

EXHIBIT "U2"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

August 28, 2013

Job No. A12061-2

EXHIBIT “U3”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 3 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most easterly corner of said Parcel 3, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southwesterly right of way line of said Tasman Drive, North 52°27’12” West, 10.00 feet to the True Point of Beginning;

Thence leaving last said line the following two (2) courses and distances:

1.	South 37°32’48” West, 162.74 feet;
2.	South 52°28’18” East, 10.00 feet to a point on the southeasterly line of said Parcel 3;

Thence along said southeasterly line South 37°32’48” West, 10.00 feet;

Thence leaving said southeasterly line the following three (3) courses and distances:

1.	North 52°28’18”West, 10.00 feet;
2.	South 37°32’48” West,139.22 feet;
3.	South 20°32’03” East, 11.78 feet to a point on the southeasterly line of said Parcel 3;

Thence along said southeasterly line South 37°32’48” West, 11.78 feet;

Thence leaving said southeasterly line the following three (3) courses and distances:

1.	North 20°32’03”West,11.78feet;
2.	South 37°32’48”West,30.41feet;
3.	South 17°22’01” East, 12.22 feet to a point on the southeasterly line of said Parcel 3;

Thence along said southeasterly line South 37°32’48” West, 12.22 feet;

Thence leaving said southeasterly line the following four (4) courses and distances:

1.	North 17°22’01” West, 24.44 feet;
2.	North 37°32’48” East, 310.61 feet;
3.	North 28°32’10” West, 76.36 feet;
4.	North 37°32’48” East, 17.78 feet to a point on the southwesterly right of way line of Tasman Drive;

Thence along said southwesterly right of way line South 52°27’12” East, 10.00 feet;

Thence leaving said southwesterly right of way line the following four (4) courses and distances:

1.	South 37°32’48” West, 11.27 feet;
2.	South 28°32’10” East, 65.42 feet;
3.	North 37°32’48” East, 8.57 feet;
4.	North 04°55’01” East, 34.70 feet to a point on the southwesterly right of way line of Tasman Drive;

August 28, 2013

Job No. A12061-2

Thence along said southwesterly right of way line South 52°27’12” East, 28.71 feet to the True Point of Beginning.

As shown on Sheet 3 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

North
PARCEL 3
(644 M 40-43)
10.00' PRIVATE UTILITY EASEMENT
N 37°32'48" E 310.61'
S 37°32'48" W 139.22'
S 37°32'48" W 463.74'
S 37°32'48" W 162.74'
L1
L2
L3
L4
L5
L6
L7
L8
L9
L10
L11
L12
L13
L14
L15
L16
L17
L18
L19
L20
TRUE POINT OF BEGINNING
POINT OF BEGINNING
PARCEL 2
(644 M 40-43)
TASMAN DRIVE

LINE TABLE		
LINE	BEARING	DISTANCE
L1	N 52°27'12" W	10.00'
L2	S 52°28'18" E	10.00'
L3	S 37°32'48" W	10.00'
L4	N 52°28'18" W	10.00'
L5	S 20°32'03" E	11.78'
L6	S 37°32'48" W	11.78'
L7	N 20°32'03" W	11.78'
L8	S 37°32'48" W	30.41'
L9	S 17°22'01" E	12.22'
L10	S 37°32'48" W	12.22'

LINE TABLE		
LINE	BEARING	DISTANCE
L11	N 17°22'01" W	24.44'
L12	N 28°32'10" W	76.36'
L13	N 37°32'48" E	17.78'
L14	S 52°27'12" E	10.00'
L15	S 37°32'48" W	11.27'
L16	S 28°32'10" E	65.42'
L17	N 37°32'48" E	8.57'
L18	N 4°55'01" E	34.70'
L19	S 52°27'12" E	28.71'
L20	S 52°27'12" E	41.09'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

DATE AUGUST, 2013

SCALE 1" = 60'

DR. BY DAJ

JOB A12061-2

SHEET NO. 3 OF 3

EXHIBIT "U3"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\PUE\C-PLAT-PUE-U 3.dwg AUGUST 29, 2013 10:39 AM

August 28, 2013

Job No. A12061-2

Exhibit “U4”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 3 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northerly corner of said Parcel 3, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the northwesterly line of said Parcel 3, South 37°32’48” West, 59.08 feet to the True Point of Beginning;

Thence leaving said northwesterly line North 71°37’26” East, 71.32 feet to a point on the southwesterly right of way line of said Tasman Drive;

Thence along said southwesterly right of way line South 52°27’12” East, 12.07 feet;

Thence leaving said southwesterly right of way line South 71°37’26” West, 92.87 feet to a point on the northwesterly line of said Parcel 3;

Thence along said northwesterly line North 37°32’48” East, 17.85 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 4
(644 M 40-43)
TRUE POINT OF BEGINNING
POINT OF BEGINNING
S 37°32'48" W
108.61'
L5
L1
L2
L4
L3
TASMAN DRIVE
PARCEL 3
(644 M 40-43)
10.00' PRIVATE UTILITY EASEMENT
North
LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 37°32'48" W	59.08'
L2	N 71°37'26" E	71.32'
L3	S 52°27'12" E	12.07'
L4	S 71°37'26" W	92.87'
L5	N 37°32'48" E	17.85'

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "U4"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE AUGUST, 2013
SCALE 1" = 40'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 2

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\PUE\C-PLAT-PUE-U4.dwg AUGUST 29, 2013 10:48 AM

August 28, 2013

Job No. A12061-2

Exhibit “U5”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 5 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most easterly corner of said Parcel 5, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along southwesterly right of way line of said Tasman Drive, North 52°27’12” West, 80.52 feet to the True Point of Beginning;

Thence continuing along said right of way line North 52°27’12” West, 11.89 feet;

Thence leaving said right of way line South 04°46’25” West, 272.39 feet to a point on the southeasterly line of said Parcel 5;

Thence along said southeasterly line South 82°27’22” East, 10.01 feet;

Thence leaving said southeasterly line North 04°46’25” East, 266.44 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

North
PARCEL 5
(644 M 40-43)
10.00' PRIVATE UTILITY EASEMENT
L1
TRUE POINT OF BEGINNING
N 52°27'12" W
80.52'
TASMAN DRIVE
S 4°46'25" W 272.39'
N 4°46'25" E 266.44'
POINT OF BEGINNING
L3
L2
L4
PARCEL 4
(644 M 40-43)
LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

LINE TABLE		
LINE	BEARING	DISTANCE
L1	N 52°27'12" W	11.89'
L2	S 82°27'22" E	10.01'
L3	S 82°27'22" E	17.62'
L4	S 82°27'22" E	2.53'

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "U5"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE AUGUST, 2013
SCALE 1" = 40'
DR. BY DAJ
JOB A12061-2
SHEET NO. 2 OF 2

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\PUE\C-PLAT-PUE-U5.dwg AUGUST 29, 2013 10:52 AM

August 28, 2013

Job No. A12061-2

Exhibit “U6A”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 5 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northerly corner of said Parcel 5, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the northwesterly line of said Parcel 5, South 37°32’48” West, 383.23 feet;

Thence leaving last said line the following eight (8) courses and distances:

1.	South 51°05’06” East, 13.76 feet;
2.	North 38°54’54” East, 10.00 feet;
3.	North 51°05’06” West, 11.99 feet;
4.	North 37°32’48” East, 40.31 feet;
5.	South 87°00’52” East, 27.86 feet;
6.	North 13°24’59” West, 29.54 feet;
7.	North 37°32’48” East, 252.09 feet;
8.	South 74°20’59” East, 124.57 feet to a point on the southwesterly right of way line of Tasman Drive;

Thence along said southwesterly right of way line North 52°27’12” West, 26.81 feet;

Thence leaving said southwesterly right of way line the following three (3) courses and distances:

1.	North 74°20’59” West, 95.67 feet;
2.	North 37°32’48” East, 5.01 feet;
3.	South 87°04’05” East, 53.99 feet to a point on the southwesterly right of way line of Tasman Drive;

Thence along said southwesterly right of way line North 52°27’12” West, 17.60 feet;

Thence leaving said southwesterly right of way line the following two (2) courses and distances:

1.	North 87°04’05” West, 32.60 feet;
2.	North 37°32’48” East, 18.52 feet to a point on the southwesterly right of way line of Tasman Drive;

Thence along said southwesterly right of way line North 52°27’12” West, 2.00 feet to the True Point of Beginning.

As shown on Sheet 3 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 6
(644 M 40-43)
TRUE POINT OF BEGINNING
L10
L14
S 37°32'48" W 383.23'
N 37°32'48" E 252.09'
L15
TASMAN DRIVE
L1
L2
L3
L4
L5
L6
L13
L11
L12
L9
L7
L8
10.00' PRIVATE UTILITY EASEMENT (SEE EXHIBIT "U6B")
PARCEL 5
(644 M 40-43)
2.00' PRIVATE UTILITY EASEMENT
North

LINE TABLE		
LINE	BEARING	DISTANCE
L1	S 51°05'06" E	13.76'
L2	N 38°54'54" E	10.00'
L3	N 51°05'06" W	11.99'
L4	N 37°32'48" E	40.31'
L5	S 87°00'52" E	27.86'
L6	N 13°24'59" W	29.54'
L7	S 74°20'59" E	124.57'
L8	N 52°27'12" W	26.81'

LINE TABLE		
LINE	BEARING	DISTANCE
L9	N 74°20'59" W	95.67'
L10	N 37°32'48" E	5.01'
L11	S 87°04'05" E	53.99'
L12	N 52°27'12" W	17.60'
L13	N 87°04'05" W	32.60'
L14	N 37°32'48" E	18.52'
L15	N 52°27'12" W	2.00'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "U6A"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

DATE AUGUST, 2013
SCALE N.T.S.
DR. BY DAJ
JOB A12061-2
SHEET NO. 3 OF 3

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\PUE\C-PLAT-PUE-U 6A.dwg AUGUST 29, 2013 11:53 AM

August 28, 2013

Job No. A12061-2

Exhibit “U6B”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 6 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most easterly corner of said Parcel 6, said point also being on the southwesterly right of way line of Tasman Drive.

Thence along the southeasterly line of said Parcel 6, South 37°32’48” West, 383.23 feet;

Thence leaving said southeasterly line the following two (2) courses and distances:

1.	North 51°05’06” West, 10.00 feet;
2.	North 37°32’48” East, 382.99 feet to a point on the southwesterly right of way line of Tasman Drive;

Thence along said southwesterly right of way line South 52°27’12” East, 10.00 feet to the True Point of Beginning.

As shown on Sheet 2 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

PARCEL 6
(644 M 40-43)
10.00' PRIVATE UTILITY EASEMENT
L1
L2
N 37°32'48" E 382.99'
S 37°32'48" W 383.23'
2.00' PRIVATE UTILITY EASEMENT (SEE EXHIBIT "U6A")
TRUE POINT OF BEGINNING
TASMAN DRIVE
PARCEL 5
(644 M 40-43)
North
k
w

LINE TABLE

LINE	BEARING	DISTANCE
L1	N 51°05'06" W	10.00'
L2	S 52°27'12" E	10.00'

LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

EXHIBIT "U6B"

USER:djurado I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\PUE\C-PLAT-PUE-U6B.dwg AUGUST 29, 2013 11:09 AM

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 60'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	2 OF 2

August 28, 2013

Job No. A12061-2

Exhibit “U7”

LEGAL DESCRIPTION

PRIVATE UTILITY EASEMENT

A Private Utility Easement situate in the City of San Jose, County of Santa Clara, State of California, being a portion of Parcel 8 as shown on that certain Parcel Map filed for record on February 24, 1993 in Book 644 of Maps at Pages 40 thru 43, Santa Clara County Records, being more particularly described as follows:

Beginning at the most northeasterly corner of said Parcel 8, said point also being on the southerly right of way line of Tasman Drive.

Thence along the southerly right of way line of said Tasman Drive, along a non-tangent curve to the left having a radius of 1021.00 feet, to which point a radial line bears North 05°25’50” West, through a central angle of 06°52’37” for an arc distance of 122.55 feet to the True Point Of Beginning;

Thence continuing along said right of way line along a tangent curve to the left having a radius of 1021.00 feet through a central angle of 00°34’08” for an arc distance of 10.14 feet;

Thence leaving said right of way line the following two (2) courses and distances:

1.	South 21°57’33” East, 46.04 feet;
2.	North 38°16’48” West, 50.22 feet to a point on the southerly right of way line of Tasman Drive;

Thence along said southerly right of way line along a non-tangent curve to the left having a radius of 1021.00 feet, to which point a radial line bears North 13°40’39” West, through a central angle of 00°36’57” for an arc distance of 10.97 feet;

Thence leaving said right of way line the following seven (7) courses and distances:

1.	South 38°16’48” East, 88.89 feet;
2.	South 21°57’33” East, 214.11 feet to a point hereinafter referred to as Point ‘A’;
3.	South 07°07’10” West, 177.90 feet;
4.	South 21°35’49” West, 20.00 feet;
5.	South 07°07’10” West, 20.00 feet;
6.	South 00°35’39” East, 37.25 feet;
7.	South 68°43’42” East, 18.15 feet to a point on the easterly line of said Parcel 8;

Thence along said easterly line North 07°32’49” East, 38.22 feet;

Thence leaving said easterly line the following four (4) courses and distances:

1.	North 09°34’05” West, 27.45 feet;
2.	North 07°07’10” East, 282.78 feet;
3.	North 38°16’48” West, 148.89 feet;
4.	North 21°57’33” West, 78.55 feet to the True Point of Beginning.

Excepting therefrom the following described area;

Beginning at the above mentioned Point ‘A’;

Thence North 07°07’10” East, 20.58 feet to the True Point of Beginning;

Thence North 07°07’10” East, 63.93 feet;

August 28, 2013

Job No. A12061-2

Thence North 38°16’48” West, 110.56 feet;

Thence South 21°57’33” East, 161.97 feet to the True Point of Beginning.

As shown on Sheet 3 attached hereto and by this reference made a part hereof.

Description prepared by Kier & Wright Civil Engineers & Surveyors, Inc.

8-30-13	/s/ Ryan M. Amaya
Date	Ryan M. Amaya, LS 8134

LINE TABLE			LINE TABLE		
LINE	BEARING	DISTANCE	LINE	BEARING	DISTANCE
L1	S 21°57'33" E	46.04'	L7	N 7°32'49" E	38.22'
L2	N 38°16'48" W	50.22'	L8	N 9°34'05" W	27.45'
L3	S 21°35'49" W	20.00'	L9	N 7°07'10" E	63.93'
L4	S 7°07'10" W	20.00'	L10	N 38°16'48" W	110.56'
L5	S 0°35'39" E	37.25'	L11	S 21°57'33" E	161.97'
L6	S 68°43'42" E	18.15'	L12	N 7°07'10" E	20.58'

CURVE TABLE			
CURVE	RADIUS	DELTA	LENGTH
C1	1021.00'	6°52'37"	122.55'
C2	1021.00'	0°34'08"	10.14'
C3	1021.00'	0°36'57"	10.97'

TASMAN DRIVE
N 13°40'39" W (R)
N 12°18'27" W (R)
C3
C2
L2
S 38°16'48" E
88.89'
TRUE POINT OF BEGINNING
L1
C1
N 21°57'33" W
78.55'
POINT OF BEGINNING
10.00' PRIVATE UTILITY EASEMENT
214.11'
148.89'
347.71'
S 21°57'33" E
L11
L10
N 38°16'48" W
EXCEPTION AREA
PARCEL 8
(644 M 40-43)
TRUE POINT OF BEGINNING EXCEPTION AREA
L12
L9
POINT 'A'
10.00' PRIVATE UTILITY EASEMENT
10.00' PRIVATE UTILITY EASEMENT
282.78'
177.90'
S 7°07'10" W
N 7°07'10" E
N 05°25'50" W (R)
10.00' PRIVATE UTILITY EASEMENT
PARCEL 7
(644 M 40-43)
L3
L4
L5
L8
L6
L7
North
LICENSED LAND SURVEYOR
RYAN M. AMAYA
8-30-13
No. 8134
STATE OF CALIFORNIA

PLAT TO ACCOMPANY LEGAL DESCRIPTION

FOR: PRIVATE UTILITY EASEMENT

SAN JOSE CALIFORNIA

DATE	AUGUST, 2013
SCALE	1" = 60'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	3 OF 3

EXHIBIT "U7"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22
Santa Clara, California 95054
(408) 727 6665
fax (408) 727 5641

USER:djurade I:\PROJECTS\A12061-2\DWG\SURVEY\UTILITY\PUE\C-PLAT-PUE-U 7.dwg AUGUST 29, 2013 11:26 AM

TASMAN DRIVE
RIO ROBLES
North
INGRESS/EGRESS RING ROAD
PARCEL 2
(644 M 40-43)
APN: 097-54-21
5.090 ± ACRES
PARCEL 1
(644 M 40-43)
APN: 097-54-22
7.738 ± ACRES
110 WEST TASMAN DRIVE
TWO STORY BUILDING
INGRESS/EGRESS RING ROAD
LANDS OF
MAXIM INTEGRATED PRODUCTS
LANDS OF
CITY AND COUNTY OF SAN FRANCISCO
LANDS OF
MAXIM INTEGRATED PRODUCTS
INGRESS/EGRESS
RING ROAD
RECREATIONAL
FACILITIES AREA

EXHIBIT FOR RECREATIONAL FACILITIES EASEMENT AREA

SAN JOSE | CALIFORNIA

EXHIBIT "RF1"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22 (408) 727 6665
Santa Clara, California 95054 fax (408) 727 5641

DATE	AUGUST, 2013
SCALE	1" = 120'
DR. BY	DAJ
JOB	A12061-2
SHEET NO.	1 OF 1

USER:djurado t:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\REC AREA\C-EXHIBIT-R1.dwg SEPTEMBER 05, 2013 12:54 PM

RENAISANCE DRIVE
VISTA MONTANA
North
SITE SIGNAGE AREA #3
PARCEL 8
PARCEL 7
PARCEL 6
PARCEL 5
PARCEL 4
PARCEL 3
PARCEL 2
PARCEL 1
GUADALUPE RIVER
GUADALUPE RIVER
TASMAN DRIVE
TASMAN DRIVE
CHAMPION COURT
SITE SIGNAGE AREA #2
SITE SIGNAGE AREA #1
RIO ROBLES

EXHIBIT FOR SITE SIGNAGE EASEMENT AREA SAN JOSE CALIFORNIA	DATE AUGUST, 2013 SCALE 1" = 400' DR. BY DAJ
EXHIBIT "SS"	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 (408) 727 6665 Santa Clara, California 95054 fax (408) 727 5641
	JOB A12061-2 SHEET NO. 1 OF 4

USER:djurado t:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\SIGNAGE C-SIGNAGE-S1.dwg SEPTEMBER 05, 2013 12:55 PM

SITE SIGNAGE
AREA #1
TASMAN DRIVE
RIO ROBLES
PARCEL 2
PARCEL 1
(644 M 40-43)
APN: 097-54-22
7.738 ± ACRES
110 WEST TASMAN DRIVE
TWO STORY BUILDING
LANDS OF
MAXIM INTEGRATED PRODUCTS
LANDS OF
CITY AND COUNTY OF SAN FRANCISCO
LANDS OF
MAXIM INTEGRATED PRODUCTS
GUADALUPE RIVER
North

EXHIBIT FOR SITE SIGNAGE EASEMENT AREA

SAN JOSE CALIFORNIA

DATE AUGUST, 2013

SCALE 1" = 400'

DR. BY DAJ

JOB A12061-2

SHEET NO. 2 OF 4

EXHIBIT "SS1"

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.
3350 Scott Boulevard, Building 22, Santa Clara, California 95054
(408) 727 6665 fax (408) 727 5641

SITE SIGNAGE
AREA #2
CHAMPION COURT
North
TASMAN DRIVE
PARCEL 5
(644 M 40-43)
APN: 097-54-018
5.350 ± ACRES
PARCEL 3
(644 M 40-43)
APN: 097-54-20
5.531 ± ACRES
PARCEL 4
(644 M 40-43)
APN: 097-54-019
5.985 ± ACRES
180 WEST TASMAN DRIVE
TWO STORY BUILDING
GUADALUPE RIVER

EXHIBIT FOR SITE SIGNAGE EASEMENT AREA		DATE AUGUST, 2013
		SCALE 1" = 400'
SAN JOSE	CALIFORNIA	DR. BY DAJ
EXHIBIT "SS2"	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 (408) 727 6665 Santa Clara, California 95054 fax (408) 727 5641	JOB A12061-2
		SHEET NO. 3 OF 4

USERdjurado I:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\SIGNAGE C-SIGNAGE-S 1.dwg SEPTEMBER 05, 2013 12:57 PM

SITE SIGNAGE
AREA #3
VISTA MONTANA
North
TASMAN DRIVE
PARCEL 6
(644 M 40-43)
APN: 097-54-017
5.373 ± ACRES
210 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 7
(644 M 40-43)
APN: 097-54-016
5.347 ± ACRES
230 WEST TASMAN DRIVE
TWO STORY BUILDING
PARCEL 8
(644 M 40-43)
APN: 097-54-015
5.548 ± ACRES
250 WEST TASMAN DRIVE
TWO STORY BUILDING
GUADALUPE RIVER

EXHIBIT FOR SITE SIGNAGE EASEMENT AREA		DATE AUGUST, 2013
		SCALE 1" = 400'
SAN JOSE	CALIFORNIA	DR. BY DAJ
EXHIBIT "SS3"	KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC. 3350 Scott Boulevard, Building 22 (408) 727 6665 Santa Clara, California 95054 fax (408) 727 5641	JOB A12061-2
		SHEET NO. 4 OF 4

USER:djurado I:\PROJECTS A12061-2\DWG\SURVEY\UTILITY\SIGNAGE C-SIGNAGE-5 1.dwg SEPTEMBER 05, 2013 12:57 PM

SCHEDULE 1

Existing Campus Identification Signs

Campus Identification Sign DESCRIPTION (Including Physical Location)		AFFECTED PARCELS
		ON	SERVING
1.	Campus Identification Sign One: Large lighted monument sign facing intersection of Tasman Drive and Rio Robles	1	1 and 2

2.	Campus Identification Sign Two: Large lighted monument sign facing Tasman Drive just east of Campus entrance driveway opposite intersection with Champion Court	4	3, 4 and 5

3.	Campus Identification Sign Three: Large lighted monument sign facing Tasman Drive just east of Campus entrance driveway opposite intersection with Vista Montana	7	6, 7 and 8

Schedule 1, Page 1

SCHEDULE 2

Allocations by Rentable Area

The areas set forth in the below table shall be definitive and binding on all Owners for purposes of determining their respective rights or obligations under this Agreement wherever the same are to be determined based on rentable square footage of improvements on their respective Parcels. Shares of Total indicated below shall not apply in the case of rights or obligations that are allocated across less than all of the Parcels under the terms of this Agreement.

	Total RSF	Share of Total
Parcel 1	136,566	17.18%
Parcel 2	94,159	11.85%
Parcel 3	94,199	11.85%
Parcel 4	93,713	11.79%
Parcel 5	94,153	11.85%
Parcel 6	94,190	11.85%
Parcel 7	93,895	11.81%
Parcel 8	93,959	11.82%

Schedule 2, Page 1

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

DATED: ______________

EXHIBIT G

FORM OF LETTER OF CREDIT

BENEFICIARY:

CF TASMAN SV LLC

C/O TMG PARTNERS

100 BUSH STREET, 26TH FLOOR

SAN FRANCISCO, CALIFORNIA 94104

ATTN: LYNN TOLIN

APPLICANT:

SILVER SPRING NETWORKS, INC.

555 BROADWAY STREET

REDWOOD CITY, CALIFORNIA 94063

AMOUNT: US$882,638.80 (EIGHT HUNDRED EIGHTY TWO THOUSAND SIX HUNDRED THIRTY EIGHT AND 80/100 U.S. DOLLARS)

EXPIRATION DATE: _________________ (1 YR. FROM ISSUE DATE)

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF_______ IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. BENEFICIARY'S SIGNED AND DATED STATEMENT STATING THE FOLLOWING:

“BENEFICIARY IS ENTITLE TO DRAW ON THE LETTER OF CREDIT PURSUANT TO THAT LEASE AGREEMENT DATED OCTOBER 21, 2015 BY AND BETWEEN CF TASMAN SV LLC AND SLVER SPRING NETWORKS, INC, AS IT MAY BE AMENDED FROM TIME TO TIME.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF SILICON VALLEY BANK’S ELECTION NOT TO EXTEND ITS STANDBY

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT  IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

________________________________

APPLICANT’S SIGNATURE(S)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

DATED: __________________

LETTER OF CREDIT NO. ___________ AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT WITHIN THIRTY (30) DAYS PRIOR TO THE PRESENT EXPIRATION DATE.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ___________ AS THE RESULT OF THE FILING OF A VOLUNTARY OR INVOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR ANY STATE BANKRUPTCY CODE (COLLECTIVELY “BANKRUPTCY CODE”) AGAINST SILVER SPRING NETWORKS, INC OR BY SILVER SPRING NETWORKS, INC..”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS  ARE ALLOWED.  THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN

ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS (OR ANY OTHER ADDRESS INDICATED BY YOU, IN A WRITTEN NOTICE TO US THE RECIEPT OF WHICH WE HAVE ACKNOWLEDGED, AS THE ADDRESS TO WHICH WE SHOULD SEND SUCH NOTICE)  THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND NOVEMBER 30, 2026 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE BY THE ISSUING BANK ONE OR MORE TIMES BUT IN EACH INSTANCE TO A SINGLE BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE

ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT  IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

________________________________

APPLICANT’S SIGNATURE(S)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

DATED: ______________

SURRENDERED TO US TOGETHER WITH OUR TRANSER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00) SHALL BE FOR THE ACCOUNT OF THE APPLICANT. ANY REQUEST FOR TRANSFER WILL BE EFFECTED BY US SUBJECT TO THE ABOVE CONDITIONS.  HOWEVER, NO TRANSFER IS CONTINGENT UPON APPLICANT'S ABILITY TO PAY THE TRANSFER FEE.  ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

EXCEPT AS STATED HEREIN, THE OBLIGATIONS OF SILICON VALLEY BANK UNDER THIS LETTER OF CREDIT IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION AND IS OUR INDIVIDUAL OBLIGATION WHICH IS IN NO WAY CONTINGENT UPON REIMBURSEMENT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: STANDBY LETTER OF CREDIT NEGOTIATION SECTION.

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY ON WHICH WE ARE OPEN AT THE BANK’S OFFICE TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ISP98 (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

WE HEREBY AGREE WITH THE BENEFICIARY THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT  IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

________________________________

APPLICANT’S SIGNATURE(S)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

DATED: ______________

FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT CANNOT BE AMENDED OR MODIFIED WITHOUT THE WRITTEN CONSENT OF BENEFICIARY.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590 (“ISP98”).

SILICON VALLEY BANK,
(FOR S V BANK USE ONLY)	(FOR S V BANK USE ONLY)

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT  IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

________________________________

APPLICANT’S SIGNATURE(S)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

DATED: ______________

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

DATE: _______________	REF. NO. ___________________

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF _____________________________________ US$_________________  U.S. DOLLARS ____________________________________________________________________

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA,

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF______ DATED

_________ __, 20___”

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE	(INSERT NAME OF BENEFICIARY)
SANTA CLARA, CA 95054

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.
2.	REF. NO. INSERT YOUR REFERENCE NUMBER IF ANY.
3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY
4.	US$ INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.
5.	U.S. DOLLARS INSERT AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATED INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.
NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF

EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AT (408) 654-7127 OR (408) 654-3035 OR

(408) 654-7716 OR (408) 654-7128.

EXHIBIT G

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

DATED: ______________

EXHIBIT “B”
DATE:

TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

	ATTN:	GLOBAL FINANCIAL SERVICES
STANDBY LETTERS OF CREDIT

		RE:	SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_________________________________________________________________________

(NAME OF TRANSFEREE)

_________________________________________________________________________

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY  TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

EXHIBIT G

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,		SIGNATURE AUTHENTICATED

THE NAME(S) TITLE(S), AND SIGNATURE(S) CONFORM TO THAT/THOSE ON FILE WITH US FOR THE COMPANY AND THE SIGNATURE(S) IS/ARE AUTHORIZED TO EXECUTE THIS INSTRUMENT.
(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

	(PRINTED NAME AND TITLE)	(NAME OF BANK)

(ADDRESS OF BANK)

(CITY, STATE, ZIP CODE)

(AUTHORIZED SIGNATURE)

(PRINTED NAME AND TITLE)

(TELEPHONE NUMBER)

]

EXHIBIT G

EXHIBIT H

TENANT’S INITIAL SIGNAGE

EXHIBIT H

EXHIBIT I

INITIAL LIST OF APPROVED BUILDING SYSTEM MAINTENANCE CONTRACTORS

RFI

Fire Life Safety Division

360 Turtle Creek Court

San Jose, CA  95125

Casey Quisol

(408) 298-5400

BFP Fire Protection

17 Janis Way

Scotts Valley, CA  95066

Rick Fischer

(831) 461-1100

Lund Pearson McLaughlin

897 Independence Ave #1E

Mountain View, CA  94043

(650) 961-9460

EXHIBIT I

EXHIBIT J

ROOFTOP RULES AND REGULATIONS

The capitalized terms used without being defined in this Exhibit J shall have the meanings given them in the Lease.  The provisions of this Exhibit govern the installation of the Equipment and shall prevail over any inconsistent or conflicting provisions of the Lease.

1. Roof Area.  Tenant shall accept the License Area and Cable Path in their condition and “as-built” configuration existing on the Delivery Date.  Landlord has made no representations or promise as to the suitability or effectiveness of any part of the roof for Tenant’s proposed use, or as to any Requirements relating to Tenant’s proposed use, or as to the condition of (or alteration or improvement of) the License Area or the Cable Path.

2. Rooftop Installation Work.  Installation of the Equipment (“Rooftop Installation Work”) must be performed in a good and workmanlike manner and in accordance with all Requirements, and shall be subject to:  (a) obtaining Landlord’s prior written approval of plans and specifications, which approval shall not be unreasonably withheld, and Tenant acknowledges and agrees that, without limiting the generality of the foregoing, it shall be reasonable for Landlord to disapprove any Equipment if it exceeds roof load limitations, or if it exceeds the height of the roof parapet; (b) obtaining Landlord’s prior written approval of Tenant’s contractor for the Rooftop Installation Work, and such contractor must provide evidence of insurance reasonably satisfactory to Landlord prior to commencing work in or about the Building; and (c) all additional requirements under the Lease that apply to Alterations by Tenant.  In addition, Landlord may impose screening or other requirements to minimize the visibility of the Equipment.  The plans and specifications for the Equipment shall include the design, size and features thereof and mounting structure, floor and power load requirements, cabling installations, the means of affixing or mounting the Equipment, and the means of connecting the Equipment to the Building’s electrical system and to the interior of the Premises. The giving of any approval by Landlord shall not eliminate any of Tenant’s obligations under the Lease, including Tenant’s obligation to obtain all required permits and to comply with all Requirements.  The failure of Tenant to obtain such permits or any other governmental approvals relating to the Equipment shall not release Tenant from any of its obligations under the Lease.  Tenant shall pay to Landlord all of Landlord’s actual out-of-pocket costs incurred in connection with the review and approval of the plans and specifications within thirty (30) days after receipt of an invoice therefor.

3. General Requirements.  In addition to the applicable provisions of the Lease, Tenant’s use of the roof of the Building for installation, maintenance and repair of the Equipment  is subject to the following general requirements:

(a) Tenant shall provide Landlord with reasonable advance notice prior to commencing installation of the Equipment or other work on or to the Equipment from time to time, and agrees to afford Landlord the opportunity to be present for all such work, provided that only subsequent notice within a reasonable time shall be required in the case of an Emergency that presents an immediate danger.  Tenant shall reimburse Landlord for the cost of any Landlord representative being present for the performance of such work within thirty (30) days after receipt of an invoice therefor.

(b) After the initial installation of any Equipment, Tenant shall not make any alteration, addition or improvement thereto, without first obtaining Landlord’s prior written approval; and any such alterations, additions or improvements shall be subject to all the conditions and restrictions that apply to the original Equipment, including the requirement that Tenant furnish Landlord with detailed plans and specifications relating to the proposed alterations, additions or improvements.

(c) Landlord shall allow Tenant full access to the roof for the purposes of installation, maintenance and repair of the Equipment during normal business hours upon Tenant’s reasonable advance request, subject to reasonable rules and restrictions of Landlord.

(d) Tenant, at its expense, shall at all times keep the Equipment in good order, condition and repair, and the Equipment location and the areas immediately surrounding same neat and clean.  With respect to all operations relating to the Equipment, Tenant shall conduct its business and control other Tenant Parties in such manner as not to create any nuisance, or interfere with, annoy or disturb Landlord in its operation of the Building.

4. Services. Tenant shall be responsible for the cost of supplying electricity to the Equipment, including electricity usage, installation, maintenance and repair of any Connections and of any separate meter required by Landlord.  Electric usage shall be determined, at Landlord’s option, either (a) by meter installed by Landlord at Tenant’s sole cost and expense, or (b) by Landlord’s reasonable estimate based upon the quantity of use by Tenant, the manufacturer’s specifications for electrical usage of the Equipment and any other relevant factors.  Tenant shall pay Landlord monthly, within thirty (30) days after being billed therefor, for all electricity used by Tenant or any Tenant Parties in connection with the operation of the Equipment.

EXHIBIT J

5. Roof Damage.  Tenant shall, at Tenant’s sole cost and expense, protect the roof from damage, and shall perform all installations, repairs and maintenance and use the roof in a manner so as to keep in full force and effect any warranty concerning the roof.  In all cases, Tenant shall use the roofing contractor designated by Landlord to perform any roof penetration or other work that may affect the integrity of the roof or the roof warranty.  Any damage to the roof or any other portion of the Building resulting from Tenant’s installation, operation, use, maintenance or removal of the Equipment, including leakage, water damage or damage to the roof membrane, shall be repaired by Landlord at Tenant’s sole cost and expense.  Tenant shall reimburse Landlord for any costs and expenses so incurred by Landlord within thirty (30) days after Landlord’s written request and copies of invoices therefor.

6. Compliance With Requirements.  Tenant, at its sole cost and expense, shall comply with all Requirements relating to the installation, maintenance, operation, use and removal of the Equipment. Without limiting the generality of the foregoing, Tenant, at its sole cost and expense, shall be responsible for obtaining, any building permits, and any licenses or permits which may be required by the Federal Communications Commission (FCC), the Federal Aviation Administration (FAA) or any other governmental authority having jurisdiction over the Equipment or the Building and shall provide copies of the same to Landlord.  If necessary, Landlord agrees reasonably to cooperate with Tenant, at Tenant’s sole cost and expense, to obtain any appropriate licenses or permits.

7. Radio Frequency Emitting Equipment.  To the extent Tenant is operating radio frequency (RF) emitting equipment on the roof of or inside the Building, Tenant shall cooperate generally with Landlord and other carriers such that the Building’s rooftop shall be and remain in compliance with all rules and regulations of the U.S. Occupational Safety and Health Administration (“OSHA”) and the FCC relating to guidelines for human exposure to radio frequency or electromagnetic emission levels, as may be issued from time to time, including the rules and regulations adopted in FCC document OET 65 (which rules and regulations have also been adopted by OSHA).  If Landlord in its reasonable judgment believes that the Equipment, either by itself or in conjunction with other equipment in or on the Building, may exceed permitted emission levels, then Tenant shall (a) promptly upon Landlord’s written request, at Tenant’s sole cost and expense, deliver to Landlord a reasonably acceptable certification or survey report demonstrating that the Building’s rooftop is in compliance with all applicable FCC and OSHA rules and regulations (a “Rooftop Survey”), and (b) to the extent Tenant’s equipment or the operation thereof directly or indirectly causes the Building’s rooftop (or any Section thereof) not to be in compliance with such rules and regulations, promptly remedy any such non-compliance in accordance with Landlord’s reasonable directions and at Tenant’s sole cost and expense.  If Tenant (i) relocates or makes any change to the Equipment or (ii) makes any change to any equipment or operation thereof that directly or indirectly affects the operation of the Equipment, Landlord may, at its option, require that a new Rooftop Survey be conducted at Tenant’s sole cost and expense by a firm approved by Landlord in its reasonable discretion.

8. Temporary Removal; Relocation. Tenant, at its sole expense, shall remove or relocate the Equipment on a temporary basis and upon ten (10) days’ written notice from Landlord at any time Landlord reasonably determines such removal or relocation is reasonably necessary or appropriate for the expeditious repair, replacement, alteration, improvement or additions to or of the roof or any area of the Cable Path, or to access any such areas for Project needs. In addition, Landlord reserves the right to require that the Equipment be permanently relocated on not less than forty five (45) days’ prior written notice, to another location on the roof as Landlord shall reasonably designate.

9. Termination; Equipment As Property of Tenant.  Upon the expiration or earlier termination of the Lease, Tenant shall immediately cease using the License Area and Cable Path and shall, at its own cost and expense, remove the Equipment and restore the License Area and areas affected by the cabling installations to the condition in which they were found prior to the installation of the Equipment, reasonable wear and tear excepted.  The Equipment shall be considered personal property of Tenant; provided, however, if Tenant fails to remove the Equipment within thirty (30) days following the expiration or earlier termination of the Lease, it shall be deemed abandoned and may be claimed by Landlord or removed and disposed of by Landlord at Tenant’s expense.

10. Landlord Exculpation.  Without limiting the provisions of Section 8.1 of the Lease, Tenant assumes full responsibility for protecting from theft or damage the Equipment and any other tools or equipment that Tenant may use in connection with the installation, operation, use, repair, maintenance or removal of the Equipment, assumes all risk of theft, loss or damage, and waives all Claims with respect thereto against Landlord and the other Landlord Parties, including any Claims caused by any active or passive act, omission or neglect of any Landlord Party or by any act or omission for which liability without fault or strict liability may be imposed, except only, with respect to any Landlord Party, to the extent such injury, death or damage is caused by the negligence or willful misconduct of such Landlord Party and not covered by the insurance required to be carried by Tenant under the Lease or except to the extent such limitation on liability is prohibited by Requirements.  Further, in no event shall Landlord or any Landlord Parties be liable under any circumstances for any consequential or punitive damages or for injury or damage to, or interference with, Tenant’s business, including loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, resulting from damage to or any failure or interruption of use of the Equipment, however occurring.

11. Insurance.  Tenant shall cause the insurance policies required to be maintained pursuant to Section 9.1 of the Lease to cover the Equipment and any Claims arising in connection with the presence, use, operation, installation, repair, maintenance, or removal of the Equipment.

EXHIBIT J

EXHIBIT K

LIST OF TENANT’S COMPETITORS

Elster Group GmbH

Itron Inc.

Landis+Gyr AG

Sensus Metering Systems Inc.

Trilliant Holdings, Inc

Grid Net Inc.

Opower Inc.

Echelon Corporation

Harvard Engineering PLC,

Telensa Limited,

Sensity, Inc.

EXHIBIT K

SCHEDULE 1

PURCHASE OF RENT ABATEMENT

Lease Period	Period of Full or Partial Abated Rent			Amount of Abated Base Monthly Rent
1	4/1/2016	-	4/30/2016	$102,386.80
2	5/1/2016	-	5/31/2016	$102,386.80
3	6/1/2016	-	6/30/2016	$102,386.80
4	7/1/2016	-	7/31/2016	$102,386.80
5	8/1/2016	-	8/31/2016	$102,386.80
6	9/1/2016	-	9/30/2016	$102,386.80
7	10/1/2016	-	10/31/2016	$0.00
8	11/1/2016	-	11/30/2016	$0.00
9	12/1/2016	-	12/31/2016	$0.00
10	1/1/2017	-	1/31/2017	$118,272.90
11	2/1/2017	-	2/28/2017	$118,272.90
12	3/1/2017	-	3/31/2017	$118,272.90
13	4/1/2017	-	4/30/2017	$122,386.74
14	5/1/2017	-	5/31/2017	$122,386.74
15	6/1/2017	-	6/30/2017	$122,386.74
16	7/1/2017	-	7/31/2017	$122,386.74
17	8/1/2017	-	8/31/2017	$122,386.74
18	9/1/2017	-	9/30/2017	$122,386.74
19	10/1/2017	-	10/31/2017	$122,386.74
20	11/1/2017	-	11/30/2017	$122,386.74
21	12/1/2017	-	12/31/2017	$122,386.74
22	1/1/2018	-	1/31/2018	$122,386.74
23	2/1/2018	-	2/28/2018	$122,386.74
24	3/1/2018	-	3/31/2018	$122,386.74
25	4/1/2018	-	4/30/2018	$126,500.58

SCHEDULE 1